As filed with the U.S. Securities and Exchange Commission on April 27, 2007

Securities Act File No. 333-32575

Investment Company Act File No. 811-8319

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 32	☒

And/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 32 (Check appropriate box or boxes)	☒

ING PARTNERS, INC.

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (860) 273-4743

Huey P. Falgout, Jr.	With copies to:
ING Investments, LLC	Jeffrey S. Puretz, Esq.
7337 East Doubletree Ranch Rd.	Dechert, LLP
Scottsdale, AZ 85258	1775 I Street, N.W.
(Name and Address of Agent for Service)	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☒ on April 30, 2007, pursuant to paragraph (b)

☐ on (date), pursuant to paragraph (a)(1)

☐ on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐       This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING PARTNERS, INC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*                 Cover Sheet

*                 Contents of Registration Statement

*                 Explanatory Note

*                 Supplement dated April 30, 2007

*                 ING Partners, Inc. Service Class and Adviser Class Prospectus

*                 ING Partners, Inc. Initial Class Prospectus

*                 ING Partners, Inc. Fidelity Master Feeder Funds’ Service Class and Adviser Class Prospectus

*                 ING Partners, Inc. Solution Portfolios Service Class and Adviser Class Prospectus

*                 ING Partners, Inc. Solution Portfolios Initial Class Prospectus

*                 ING Partners, Inc. Solution Portfolios Class T Prospectus

*                 ING Partners, Inc. Statement of Additional Information for Initial Class, Service Class and Adviser Class

*                 ING Partners, Inc. Fidelity Master Feeder Funds’ Statement of Additional Information for Service Class and Adviser Class

*                 ING Partners, Inc. Solution Portfolios Statement of Additional Information for Service Class, Adviser Class, Initial Class and Class T

*                 Part C

*                 Signature Page

EXPLANATORY NOTE

This Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A for ING Partners, Inc. (the “Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to the Registrant’s Initial Class, Service Class and Adviser Class Prospectuses and Statement of Additional Information, the Registrant’s Fidelity Master Feeder Funds’ Service Class and Adviser Class Prospectus and Statement of Additional Information and the Registrant’s Solution Portfolios Service Class and Adviser Class, Initial Class and Class T Prospectuses and Statement of Additional Information.

Supplement dated April 30 2007
to the current Prospectuses of

ING Partners, Inc.

(“Registrant”)

The Prospectuses for the Registrant are hereby supplemented with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds:”

Information Regarding Trading of ING’s U.S. Mutual Funds

Prior to December 29, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser for the Registrant.  On December 29, 2006, the investment advisory functions of ILIAC were transferred to another affiliated investment adviser, Directed Services, LLC (“DSL”).  DSL is the current investment adviser to the Registrant.

As discussed in earlier supplements, ILIAC, the previous adviser to the ING Funds, has reported to the Boards of Directors (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products.  ILIAC has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed.  ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing.  ING further reported that each of these arrangements has been terminated and fully disclosed to regulators.  The results of the internal review were also reported to the independent members of the Boards.

ILIAC has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S.  ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading.  Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ILIAC reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds.  One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time.  In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading.  Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product.  No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004.  These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov.  Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

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ILIAC reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC.  ILIAC reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries.  ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among others things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.  In connection with one such investigation, ILIAC and ING Financial Advisers, LLC (“IFA”) were named in a petition for relief

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and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, ILIAC entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of its products to NYSUT members.  Under the terms of the NYAG Agreement, ILIAC, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006.  ILIAC also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”).  Pursuant to the terms of the NYAG Agreement, ILIAC has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, ILIAC and IFA entered into an consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order.  Under the terms of the NH Agreement, ILIAC and IFA, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Neither the NH Agreement nor the NYAG Agreement have a material effect on ILIAC’s or IFA’s ability to perform their contracts with the Funds.  Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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APRIL 30, 2007  Prospectus — Service Class ("S Class")
  Adviser Class ("ADV Class")

ING PARTNERS, INC.

•  ING American Century Large Company Value Portfolio—Sub-Adviser: American Century Investment Management, Inc.

•  ING American Century Small-Mid Cap Value Portfolio—Sub-Adviser: American Century Investment Management, Inc.

•  ING Baron Asset Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Baron Small Cap Growth Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Columbia Small Cap Value II Portfolio—Sub-Adviser: Columbia Management Advisors, LLC

•  ING Davis Venture Value Portfolio—Sub-Adviser: Davis Selected Advisers, L.P.

•  ING Fundamental Research Portfolio—Sub-Adviser: ING Investment Management Co.

•  ING JPMorgan International Portfolio—Sub-Adviser: JPMorgan Asset Management (U.K.) Limited

•  ING JPMorgan Mid Cap Value Portfolio—Sub-Adviser: J.P. Morgan Investment Management Inc.

•  ING Legg Mason Partners Aggressive Growth Portfolio—Sub-Adviser: ClearBridge Advisors, LLC

•  ING Legg Mason Partners Large Cap Growth Portfolio—Sub-Adviser: ClearBridge Advisors, LLC

•  ING Lord Abbett U.S. Government Securities Portfolio—Sub-Adviser: Lord, Abbett & Co. LLC

•  ING Neuberger Berman Partners Portfolio—Sub-Adviser: Neuberger Berman Management Inc.

•  ING Neuberger Berman Regency Portfolio—Sub-Adviser: Neuberger Berman Management Inc.

•  ING OpCap Balanced Value Portfolio—Sub-Adviser: Oppenheimer Capital LLC

•  ING Oppenheimer Global Portfolio—Sub-Adviser: OppenheimerFunds, Inc.

•  ING Oppenheimer Strategic Income Portfolio—Sub-Adviser: OppenheimerFunds, Inc.

•  ING PIMCO Total Return Portfolio—Sub-Adviser: Pacific Investment Management Company LLC

•  ING Pioneer High Yield Portfolio—Sub-Adviser: Pioneer Investment Management, Inc.

•  ING T. Rowe Price Diversified Mid Cap Growth Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc.

•  ING T. Rowe Price Growth Equity Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc.

•  ING Templeton Foreign Equity Portfolio—Sub-Adviser: Templeton Investment Counsel, LLC

•  ING Thornburg Value Portfolio—Sub-Adviser: Thornburg Investment Management

•  ING UBS U.S. Large Cap Equity Portfolio—Sub-Adviser: UBS Global Asset Management (Americas) Inc.

•  ING UBS U.S. Small Cap Growth Portfolio—Sub-Adviser: UBS Global Asset Management (Americas) Inc.

•  ING Van Kampen Comstock Portfolio—Sub-Adviser: Van Kampen

•  ING Van Kampen Equity and Income Portfolio—Sub-Adviser: Van Kampen

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS.

This Prospectus contains important information about investing in the Service Class shares and Adviser Class shares of certain portfolios of ING Partners, Inc. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

INTRODUCTION

>  ING Partners, Inc.

ING Partners, Inc. ("Company") is an open-end management investment company authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each a "Portfolio," and collectively, the "Portfolios"). The Company offers other portfolios that are not offered in this Prospectus. Directed Services, LLC ("DSL" or "Adviser") serves as the investment adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are listed on the cover of this Prospectus.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

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PORTFOLIO SUMMARIES

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
Sub-Adviser: American Century Investment Management, Inc. ("American Century")

>  Investment Objective

Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large-capitalization companies to be companies in the Russell 1000® Index. As of December 31, 2006, the capitalization of companies represented in the Russell 1000® Index ranged between $1.2 billion and $463.6 billion.

In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and its stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts, or stock index futures contracts.

When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.

American Century may sell securities for a variety of reasons, such as to secure gains, limit losses redeploy assets into opportunities believed to be more promising, or if the security no longer meets its valuation criteria, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below:

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

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The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	19.68%

Worst:	3	rd quarter	2002	:	(20.84)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Russell 1000® Value Index and the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	19.30%	6.14%	6.03	%(1)
ADV Class Return	18.89%	5.87%	5.75	%(1)
Russell 1000® Value Index	22.25%	10.86%	11.18	%(3)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management, Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Value Index and the S&P 500® Index returns are for the period beginning December 1, 2001.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO
Sub-Adviser: American Century Investment Management, Inc. ("American Century")

>  Investment Objective

Long-term capital growth, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

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>  Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in equity securities of small-mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century defines small-mid-capitalization companies to be those companies whose market capitalizations at the time of purchase are within the range of the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell® 2000 and Russell Midcap® Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000® Index, which itself represents roughly 98% of the investable U.S. equity market. As of December 31, 2006, the capitalization of companies represented by the custom Russell 2800 Index ranged between $68 million and 21.4 billion. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.

American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has have returned to favor in the market and their stock prices have gone up to a level American Century believes more accurately reflects the companies' fair value.

American Century uses a multi-capitalization approach under which one of its teams of portfolio managers focuses on investments in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization investments for the Portfolio. Portfolio redemptions will be taken from the small-capitalization portion of the Portfolio, and new cash flows into the Portfolio, will be allocated to the mid-capitalization value strategy and managed by the mid-capitalization value team, in order to increase the proportion of mid-capitalization investments in the Portfolio and transition to a small-mid-capitalization strategy.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a security no longer meets its valuation criteria, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Initial Public Offerings Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

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>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	18.50%

Worst:	1	st quarter	2003	:	(4.92)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Russell 2500TM Value Index and the S&P Small Cap 600/Citigroup Value Index. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	15.43%	11.58	%(1)	N/A
ADV Class Return	15.14%	11.30	%(1)	N/A
Russell 2500TM Value Index	20.18%	14.26	%(2)	N/A
S&P Small Cap 600/Citigroup Value Index	19.57%	11.83	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Russell 2500(TM) Value Index and the S&P Small Cap 600/Citigroup Value Index returns are for the period beginning May 1, 2002.

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ING BARON ASSET PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $8 billion.

BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

•  Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

•  Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

•  ability to grow its business substantially within a four to five year period;

•  a special business "niche" that creates unusually favorable business opportunities;

•  sustainable barriers to competition; and

•  strong management capabilities.

The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Debt Securities Risk

6

Depositary Receipt Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Large Positions Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING BARON SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Growth Investing Risk
Large Positions Risk
Market and Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

7

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	17.65%

Worst:	2	nd quarter	2006	:	(4.31)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Russell 2000® Index. The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	15.24%	14.09	%(1)	N/A
ADV Class Return	15.02%	13.80	%(1)	N/A
Russell 2000® Index	18.37%	11.10	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Russell 2000® Index return is for the period beginning May 1, 2002.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO
Sub-Adviser: Columbia Management Advisors, LLC ("CMA")

>  Investment Objective

Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

8

>  Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. The Portfolio may also invest in real estate investment trusts, foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds ("ETFs").

The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

•  fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

•  various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

•  a company's current operating margins relative to its historic range; and

•  indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the Portfolio.

The management team may sell a security when its price reaches a target set by the team, if there is deterioration in the company's financial situation, when the management team believes other investments are more attractive or for other reasons.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Depositary Receipt Risk
Equity Securities Risk
Foreign Investment Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING DAVIS VENTURE VALUE PORTFOLIO
Sub-Adviser: Davis Selected Advisers, L.P. ("Davis")

>  Investment Objective

Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

9

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities.

Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value.

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•  Proven track record

•  Significant personal ownership in business

•  Intelligent allocation of capital

•  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•  Strong balance sheet

•  Low cost structure / low debt

•  High after-tax returns on capital

•  High quality of earnings

Strategic Positioning for the Long Term

•  Non-obsolescent products / services

•  Dominant or growing market share in a growing market

•  Global presence and brand names

Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified portfolio would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, Davis invests the Portfolio's assets across several industries, which may help reduce this risk.

Davis may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Debt Securities Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Headline Risk
Industry Focus Risk
Manager Risk
Market and Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary

10

defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similar managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	18.43%

Worst:	3	rd quarter	2002	:	(23.63)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	13.85%	6.34%	6.47	%(1)
ADV Class Return	13.58%	6.09%	6.21	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as the ING Salomon Brothers Fundamental Value Portfolio. Effective October 31, 2005, the Portfolio's principal investment strategies changed.

(3)  The S&P 500® Index return is for the period beginning December 1, 2001.

11

ING FUNDAMENTAL RESEARCH PORTFOLIO
Sub-Adviser: ING Investment Management Co. ("ING IM")

>  Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio normally invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio seeks to invest principally in common stocks that ING IM believes have significant potential for capital appreciation. The Portfolio may also invest in initial public offerings ("IPOs") and derivative instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds ("ETFs") to the extent permitted under the Investment Company Act of 1940 ("1940 Act"), as amended, and the rules and regulations thereunder.

ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the stocks it considers the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

•  Normally emphasizes stocks of larger companies;

•  May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

•  Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Initial Public Offering Risk
Market and Company Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

Please see "Summary of Principal Risks" following the Portolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's

12

performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.35%

Worst:	3	rd quarter	2002	:	(17.53)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	12.14%	5.06%	4.82	%(1)
ADV Class Return	11.91%	4.80%	4.57	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the Portfolio's principal investment strategies changed.

(3)  The S&P 500® Index return is for the period beginning December 1, 2001.

ING JPMORGAN INTERNATIONAL PORTFOLIO
Sub-Adviser: JPMorgan Asset Management (U.K.) Limited ("JPMAM (UK)")

>  Investment Objective

Long-term growth of capital.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

13

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

The Portfolio, during periods of unusual cash flows, may invest more than 5% of the Portfolio's assets in index options, futures and ETF's.

JPMAM (UK) may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
High-Yield, Lower-Grade Debt Securities
Interest Rate Risk
Market and Company Risk
Other Investment Companies Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class ") shares' (1998-2001) performance, adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares' (2002-2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	30.77%

Worst:	3	rd quarter	2002	:	(19.61)%

14

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance — the Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE® Index"). The MSCI EAFE® Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia, and the Far East. The index includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	21.92%	10.92%	10.46	%(1)
ADV Class Return	21.65%	10.63%	10.18	%(1)
MSCI EAFE® Index	26.34%	14.98%	14.85	%(3)
I Class Return (adjusted)	21.59%	10.58%	6.83	%(2)
MSCI EAFE® Index	26.34%	14.98%	8.41	%(4)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  The I Class commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

(3)  The MSCI EAFE® Index return is for the period beginning December 1, 2001.

(4)  The MSCI EAFE® Index return is for the period beginning December 1, 1997.

ING JPMORGAN MID CAP VALUE PORTFOLIO
Sub-Adviser: J.P. Morgan Investment Management Inc. ("JPMIM")

>  Investment Objective

Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (under normal circumstances) in equity securities of mid-capitalization companies. JPMIM defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipt Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk

15

Foreign Investment Risk
Investment Style Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	13.95%

Worst:	1	st quarter	2003	:	(2.06)%

16

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	16.52%	13.85	%(1)	N/A
ADV Class Return	16.26%	13.56	%(1)	N/A
Russell Midcap® Value Index	20.22%	15.23	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Russell Midcap® Value Index return is for the period beginning May 1, 2002.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
Sub-Adviser: ClearBridge Advisors, LLC ("ClearBridge")

>  Investment Objective

Long-term growth of capital.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its net assets, plus any borrowing for investment purposes, under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500® Composite Stock Price Index ("S&P 500 Index"). The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the portfolio's assets may be invested in the securities of such companies. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

ClearBridge emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. ClearBridge focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, ClearBridge considers whether the company may benefit from:

•  new technologies, products or services;

•  new cost reducing measures;

•  changes in management; and

•  favorable changes in government regulations.

The Portfolio may invest directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

ClearBridge may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

17

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipt Risk
Emerging Growth Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Issuer Concentration Risk
Market and Company Risk
Mid-Capitalization Company Risk
Over-the-Counter Investment Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and ADV Class shares' (2002-2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	34.17%

Worst:	3	rd quarter	2001	:	(30.91)%

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The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of two broad measures of market performance— the Russell 3000® Growth Index and the Standard & Poor's 500® Composite Index ("S&P 500® Index"). The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)(3)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	10.00%	3.55%	3.33	%(1)
ADV Class Return	9.74%	3.30%	3.07	%(1)
Russell 3000® Growth Index	9.46%	3.02%	3.01	%(4)
S&P 500® Index	15.79%	6.19%	6.27	%(4)
I Class Return (adjusted)	9.75%	3.29%	1.89	%(2)
Russell 3000® Growth Index	9.46%	3.02%	3.11	%(5)
S&P 500® Index	15.79%	6.19%	6.10	%(5)

(1)  ADV Class and S Class shares commenced operations on December 10. 2001.

(2)  The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

(3)  Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company and was known as the ING MFS Emerging Equities Portfolio.

(4)  The Russell 3000® Growth Index and the S&P 500® Index returns are for the period beginning December 1, 2001.

(5)  The Russell 3000® Growth Index and the S&P 500® Index returns are for the period beginning December 1, 1997.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO
Sub-Adviser: ClearBridge Advisors, LLC ("ClearBridge")

>  Investment Objective

Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large-capitalization companies are considered to be companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large-capitalization companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

ClearBridge emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies listed.

In selecting individual companies for investment, ClearBridge considers:

•  favorable earnings prospectus;

•  technological innovation;

•  industry dominance;

•  competitive products and services;

•  global scope;

19

•  long-term operating history;

•  consistent and sustainable long-term growth in dividends and earnings per share;

•  strong cash flow;

•  high return on equity;

•  strong financial condition; and

•  experienced and effective management.

The Portfolio may invest in foreign securities (including emerging market securities) directly or through depositary receipts.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

ClearBridge may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Depositary Receipt Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Over-the-Counter Investment Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

20

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2004	:	11.34%

Worst:	3	rd quarter	2004	:	(9.97)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Russell 1000® Growth Index and the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	3.88%	9.74	%(1)	N/A
ADV Class Return	3.64%	9.48	%(1)	N/A
Russell 1000® Growth Index	9.07%	11.50	%(3)	N/A
S&P 500® Index	15.79%	14.70	%(3)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2003.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Growth Index and the S&P 500® Index returns are for the period beginning May 1, 2003.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
Sub-Adviser: Lord, Abbett & Co. LLC ("Lord Abbett")

>  Investment Objective

High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy.

21

U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank;

•  Federal Home Loan Mortgage Corporation;

•  Federal National Mortgage Association;

•  Federal Farm Credit Bank; and

•  Government National Mortgage Association.

The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. U.S. government securities also include certain mortgage-related securities that may be sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

In managing the Portfolio, Lord Abbett:

•  seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond® Index; and

•  seeks to construct a portfolio with an average duration ranging between three and eight years.

The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.

The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Debt Securities Risk
Derivatives Risk
Interest Rate Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Portfolio Turnover Risk
Prepayment or Call Risk
Price Volatility Risk
U.S. Government Securities & Obligations Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from

22

achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO
Sub-Adviser: Neuberger Berman Management Inc. ("Neuberger Berman")

>  Investment Objective

Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap® Index. As of December 31, 2006, the capitalization of companies represented by the Russell Midcap® Index ranged between $1.2 billion and $21.4 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $18.4 billion.

In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

•  strong fundamentals, such as a company's financial, operational, and competitive positions;

•  relatively high operating profit margins and returns; and

•  historically low valuation.

Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

23

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING NEUBERGER BERMAN REGENCY PORTFOLIO
Sub-Adviser: Neuberger Berman Management Inc. ("Neuberger Berman")

>  Investment Objective

Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap® Index. As of December 31, 2006, the capitalization of companies represented by the Russell Midcap® Index ranged between $1.2 billion and $21.4 billion.

In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

•  above-average returns on invested capital;

•  historically low valuation; and

•  solid balance sheets.

From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.

The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk

24

Sector Allocation Risk
Securities Lending Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING OPCAP BALANCED VALUE PORTFOLIO
Sub-Adviser: Oppenheimer Capital LLC ("OpCap")

>  Investment Objective

Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed-income securities, instead of stocks when it thinks that:

•  common stocks in general appear to be overvalued;

•  debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality; or

•  it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

25

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
High-Yield, Lower-Grade Debt Securities
Industry Focus Risk
Interest Rate Risk
Market and Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.33%

Worst:	2	nd quarter	2002	:	(15.55)%

26

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Lehman Brothers® Intermediate Government/Credit Bond Index and a composite index consisting of 60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers® Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers® Intermediate Government and Credit Bond indices, including U.S. government treasury and agency securities as well as corporate and yankee bonds. The 60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index is a combination of the S&P 500® Index and the Lehman Brothers® Intermediate Government/Credit Bond Index. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	10.36%	5.13%	4.82	%(1)
ADV Class Return	10.19%	4.88%	4.57	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(2)
Lehman Brothers® Intermediate Government/Credit Bond Index	4.08%	4.53%	4.34	%(2)
60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index	13.20%	5.84%	5.86	%(2)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  The S&P 500® Index, the Lehman Brothers® Intermediate Government/Credit Bond Index and the 60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index returns are for the period beginning December 1, 2001.

ING OPPENHEIMER GLOBAL PORTFOLIO
Sub-Adviser: OppenheimerFunds, Inc. ("Oppenheimer")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•  stocks of small-, mid-, and large-capitalization growth-oriented companies worldwide;

•  companies that stand to benefit from global growth trends;

•  businesses with strong competitive positions and high demand for their products or services; and

•  cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

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The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Currency Risk
Emerging Growth Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
Growth Investing Risk
Industry Focus Risk
Market and Company Risk
Mid-Capitalization Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

28

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.47%

Worst:	1	st quarter	2003	:	(5.13)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Morgan Stanley Capital International ("MSCI") World IndexSM and the MSCI All Country World IndexSM. The MSCI World IndexSM is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World IndexSM is a broad-based unmanaged index of developed country and emerging market equities. The indices include the reinvestment of dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	17.60%	11.95	%(1)	N/A
ADV Class Return	17.36%	11.71	%(1)	N/A
MSCI World IndexSM	20.07%	11.46	%(3)	N/A
MSCI All Country World IndexSM	20.95%	12.20	%(3)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The MSCI World IndexSM and the MSCI All Country World IndexSM returns are for the period beginning May 1, 2002.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
Sub-Adviser: OppenheimerFunds, Inc. ("Oppenheimer")

>  Investment Objective

High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

•  short-, medium- and long-term foreign government and U.S. government bonds and notes;

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•  collateralized mortgage obligations ("CMOs");

•  other mortgage-related securities and asset-backed securities;

•  participation interests in loans;

•  "structured" notes;

•  lower-grade, high-yield domestic and foreign corporate debt obligations; and

•  "zero-coupon" or "stripped" securities.

Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks.

In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

•  securities offering high current income;

•  overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

•  relative values among the three major market sectors in which the Portfolio invests.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. There can be no assurance that any of these techniques will be successful in mitigating risk.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Manager Risk
Mortgage-Related Securities Risk
Portfolio Turnover Risk
Prepayment or Call Risk
Sector Allocation Risk
U.S. Government Securities & Obligations Risk
Zero-Coupon Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving

30

its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	4.03%

Worst:	2	nd quarter	2006	:	(1.39)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Lehman Brothers® Aggregate Bond Index and the S&P/Citigroup World Government Bond Index. The Lehman Brothers® Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	8.33%	4.82	%(1)	N/A
ADV Class Return	7.99%	4.55	%(1)	N/A
Lehman Brothers® Aggregate Bond Index	4.33%	3.17	%(2)	N/A
S&P/Citigroup World Government Bond Index	6.12%	1.89	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on November 8, 2004.

(2)  The Lehman Brothers® Aggregate Bond Index and the S&P/Citigroup World Government Bond Index returns are for the period beginning November 1, 2004.

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ING PIMCO TOTAL RETURN PORTFOLIO
Sub-Adviser: Pacific Investment Management Company LLC ("PIMCO")

>  Investment Objective

Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated below investment grade but rated at least B or higher by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or by Fitch IBCA, Investor's Service ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities. Inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk

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Portfolio Turnover Risk
Prepayment or Call Risk
U.S. Government Securities & Obligations Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past peformance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	3.72%

Worst:	2	nd quarter	2004	:	(2.21)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Lehman Brothers® Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	4.00%	4.81	%(1)	N/A
ADV Class Return	3.71%	4.55	%(1)	N/A
Lehman Brothers® Aggregate Bond Index	4.33%	4.98	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Lehman Brothers® Aggregate Bond Index return is for the period beginning May 1, 2002.

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ING PIONEER HIGH YIELD PORTFOLIO
Sub-Adviser: Pioneer Investment Management, Inc. ("Pioneer")

>  Investment Objective

Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer.

Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials, technology or capital goods.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds ("ETFs") and Real Estate Investment Trusts ("REITs").

The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk

34

Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Prepayment or Call Risk
Real Estate Investment Trusts Risk
Sector Risk
Securities Lending Risk
Value Investing Risk
Zero-Coupon Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full year of performance as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
Sub-Adviser: T. Rowe Price Associates Inc. ("T. Rowe Price")

>  Investment Objective

Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard & Poor's Midcap 400 Index ("S&P 400 Index") at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell Midcap® Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

•  a demonstrated ability to consistently increase revenues, earnings, and cash flow;

•  capable management;

•  attractive business niches; and

•  a sustainable competitive advantage.

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate, are also considered. Most holdings are expected to have relatively low dividend yields.

35

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Market and Company Risk
Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

36

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	19.81%

Worst:	3	rd quarter	2002	:	(18.62)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Standard & Poor's Midcap 400 Index ("S&P 400 Index") and the Russell Midcap® Growth Index. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	8.97%	5.41%	5.52	%(1)
ADV Class Return	8.70%	5.16%	5.27	%(1)
S&P 400 Index	10.32%	10.89%	11.81	%(3)
Russell Midcap® Growth Index	10.66%	8.22%	8.87	%(3)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Aggressive Growth Portfolio. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies changed. Only performance since November 8, 2004 can be attributed to T. Rowe Price.

(3)  The S&P 400 Index and the Russell Midcap® Growth Index returns are for the period beginning December 1, 2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

>  Investment Objective

Long-term capital growth, and secondarily, increasing dividend income.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through

37

strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Market and Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

38

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares' (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares' (2002-2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1998	:	22.94%

Worst:	3	rd quarter	2002	:	(15.47)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	13.03%	5.59%	5.46	%(1)
ADV Class Return	12.73%	5.32%	5.20	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)
I Class Return (adjusted)	12.74%	5.33%	6.77	%(2)
S&P 500® Index	15.79%	6.19%	6.10	%(4)

(1)  ADV Class and S Class shares commenced operations on December 10. 2001.

(2)  The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

(3)  The S&P 500® Index return is for the period beginning December 1, 2001.

(4)  The S&P 500® Index return is for the period beginning December 1, 1997.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO
Sub-Adviser: Templeton Investment Counsel, LLC ("Templeton")

>  Investment Objective

Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this

39

investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in swap agreements, put and call options and collars.

When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipt Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
Manager Risk
Market and Company Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

40

ING THORNBURG VALUE PORTFOLIO
Sub-Adviser: Thornburg Investment Management ("Thornburg")

>  Investment Objective

Capital appreciation.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 65% of its net assets) in domestic equity securities (primarily common stocks but may also include convertible securities) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of Thornburg, offer prospects for meeting the Portfolio's investment goal.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks. However, the Portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expenses, that is higher than the yield of the Standard & Poor's 500® Composite Stock Price Index.

Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Portfolio are:

•  price/earnings ratio;

•  undervalued assets;

•  price to book value;

•  relative earnings growth potential;

•  price/cash flow ratio;

•  industry growth potential;

•  debt/capital ratio;

•  industry leadership;

•  dividend yield;

•  dividend growth potential;

•  dividend history;

•  franchise value;

•  security and consistency of revenue stream; and

•  potential for favorable developments.

The Portfolio typically makes equity investments in the following three types of companies, in varying proportions.

•  Basic Value – stocks of companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

•  Consistent Earners – stocks of companies which, in Thornburg's opinion, are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

•  Emerging Franchises – value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in Basic Value or Consistent Earners.

41

The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality. The Portfolio may also invest in American Depositary Receipts.

Thornburg may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Debt Securities Risk
Depositary Receipt Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

42

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares' (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares' (2002-2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	29.11%

Worst:	3	rd quarter	2001	:	(27.79)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)(3)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	16.57%	3.41%	3.30	%(1)
ADV Class Return	16.26%	3.16%	3.05	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(4)
I Class Return (adjusted)	16.25%	3.16%	4.96	%(2)
S&P 500® Index	15.79%	6.19%	6.10	%(5)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

(3)  Prior to August 7, 2006 the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006 Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

(4)  The S&P 500® Index return is for the period beginning December 1, 2001.

(5)  The S&P 500® Index return is for the period beginning December 1, 1997.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
Sub-Adviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

>  Investment Objective

Long-term growth of capital and future income.

43

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000® Index. As of December 31, 2006, the capitalization of companies represented in the Russell 1000® Index ranged between $1.2 billion and $463.6 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small- and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives and exchange–traded funds ("ETFs") as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

44

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares' (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares' (2002-2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1998	:	22.57%

Worst:	3	rd quarter	2001	:	(19.38)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of two broad measures of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Russell 1000® Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	14.32%	5.88%	5.76	%(1)
ADV Class Return	14.05%	5.64%	5.52	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)
Russell 1000® Index	15.46%	6.82%	6.93	%(3)
I Class Return (adjusted)	13.94%	5.61%	4.23	%(2)
S&P 500® Index	15.79%	6.19%	6.10	%(4)
Russell 1000® Index	15.46%	6.82%	6.42	%(4)

(1)  ADV Class and S Class shares commenced operations on December 10. 2001.

(2)  The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

(3)  The S&P 500® Index and the Russell 1000® Index returns are for the period beginning December 1, 2001.

(4)  The S&P 500® Index and the Russell 1000® Index returns are for the period beginning December 1, 1997.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

>  Investment Objective

Seeks long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

45

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. small capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. UBS Global AM considers small capitalization companies to be those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Portfolio may invest up to 20% of its net assets in foreign securities. The Portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives and exchange-traded funds ("ETFs") as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities. The Portfolio may invest in emerging growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio will invest in companies within its capitalization range as described above. However, the Portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Portfolio is not required to dispose of the security.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the Portfolio's ability to pursue its investment objective. UBS Global AM actively manages the Portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

46

ING VAN KAMPEN COMSTOCK PORTFOLIO
Sub-Adviser: Van Kampen

>  Investment Objective

Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. Additionally, the Portfolio may invest up to 15% of its assets in Real Estate Investment Trusts ("REITs"). The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may also invest in American Depositary Receipts ("ADRs") without limitation and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipt Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

47

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	16.01%

Worst:	1	st quarter	2003	:	(3.13)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance — the Russell 1000® Value Index and the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	15.86%	9.38	%(1)	N/A
ADV Class Return	15.57%	9.10	%(1)	N/A
Russell 1000® Value	22.25%	11.56	%(2)	N/A
S&P 500® Index	15.79%	8.02	%(2)	N/A

(1)  ADV Class and S Class shares commenced operations on May 1, 2002.

(2)  The Russell 1000® Value Index and the S&P 500® Index returns are for the period beginning May 1, 2002.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
Sub-Adviser: Van Kampen

>  Investment Objective

Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's

48

Investors Services, Inc. ("Moody's") or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Prepayment or Call Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of three broad measures of market performance and one composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

49

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	14.82%

Worst:	3	rd quarter	2002	:	(17.59)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of three broad measures of market performance — the Russell 1000® Value Index, the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Lehman Brothers® U.S. Government/Credit Index and a composite index consisting of 60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers® U.S. Government/Credit Index is an index made up of the Lehman Brothers® Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The 60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index is a combination of the Russell 1000® Value Index and the Lehman Brothers® U.S. Government/Credit Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The table shows the returns for each period for the Russell1000® Value Index, the Lehman Brothers® U.S. Government/Credit Index and the 60% Russell1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index. Prior to April 30, 2007, the Portfolio compared its performance to the S&P 500® Index and the Russell1000® Value Index. The Portfolio changed the indices to which it compares its performance to include the Lehman Brothers® U.S. Government/Credit Index and the 60% Russell1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index along with the Russell 1000® Value Index because these indices are considered more appropriate. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
S Class Return	12.40%	5.53%	5.27	%(1)
ADV Class Return	12.12%	5.26%	5.00	%(1)
Russell 1000® Value Index	22.25%	10.86%	11.18	%(3)
Lehman Brothers® U.S. Government/Credit Index	3.78%	5.17%	4.92	%(3)
60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index	13.20%	5.84%	5.86	%(3)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  ADV Class and S Class shares commenced operations on December 10, 2001.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as ING UBS U.S. Allocation Portfolio. As of November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Value Index, the Lehman Brothers® U.S.Government/Credit Index, the 60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index and the S & P 500® Index returns are for the period beginning December 1, 2001.

50

PORTFOLIO FEES AND EXPENSES

The tables that follow show the estimated operating expenses paid each year by S Class and ADV Class shares of the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2006. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not applicable.

S Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Service Fees		Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
Portfolio
ING American Century Large Company Value	0.80%	0.25%		0.20	%(3)	0.00	%(4)	1.25%		—		1.25%
ING American Century Small-Mid Cap Value	1.00%	0.25%		0.25	%(3)	0.00	%(4)	1.50%		(0.23	)%(5)	1.27%
ING Baron Asset	0.95%	0.25%		0.10%		0.22	%(6)	1.52	%(6)	(0.22	)%(6)	1.30%
ING Baron Small Cap Growth	0.85%	0.25%		0.23	%(3)	—		1.33%		—		1.33%
ING Columbia Small Cap Value II	0.75%	0.25%		0.10%		0.11	%(4)(6)	1.21	%(6)	—		1.21	%(6)(7)
ING Davis Venture Value	0.80%	0.25%		0.10	%(3)	—		1.15%		—		1.15%
ING Fundamental Research	0.60%	0.25%		0.20	%(3)	—		1.05%		(0.05)%		1.00%
ING JPMorgan International	0.80%	0.25%		0.20	%(3)	—		1.25%		(0.00	)%(5)	1.25%
ING JPMorgan Mid Cap Value	0.75%	0.25%		0.25	%(3)	—		1.25%		—		1.25%
ING Legg Mason Partners Aggressive Growth	0.67%	0.25%		0.13	%(3)	0.00	%(4)	1.05%		—		1.05%
ING Legg Mason Partners Large Cap Growth	0.64%	0.25%		0.20	%(3)	—		1.09%		—		1.09%
ING Lord Abbett U.S. Government Securities	0.47%	0.25%		0.10%		0.11	%(6)	0.93	%(6)	(0.00)%		0.93	%(6)
ING Neuberger Berman Partners	0.60%	0.25	%(8)	0.10%		0.04	%(6)	0.99	%(6)	(0.10	)%(6)	0.89%
ING Neuberger Berman Regency	0.75%	0.25%		0.10%		0.25	%(6)	1.35	%(6)	(0.22	)%(6)	1.13%
ING OpCap Balanced Value	0.80%	0.25%		0.20	%(3)	—		1.25%		—		1.25	%(7)
ING Oppenheimer Global	0.60%	0.25%		0.06	%(3)	—		0.91%		—		0.91%
ING Oppenheimer Strategic Income	0.50%	0.25	%(8)	0.04	%(3)	0.00	%(4)	0.79%		(0.04)%		0.75%
ING PIMCO Total Return	0.50%	0.25%		0.23	%(3)	—		0.98%		—		0.98%

51

	Management Fee	Distribution (12b-1) and Shareholder Service Fees	Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
Portfolio
ING Pioneer High Yield	0.60%	0.25%	0.10%		0.07	%(6)	1.02	%(6)	(0.07	)%(6)	0.95%
ING T. Rowe Price Diversified Mid Cap Growth	0.64%	0.25%	0.02	%(3)	—		0.91%		—		0.91%
ING T. Rowe Price Growth Equity	0.60%	0.25%	0.15	%(3)	—		1.00%		—		1.00%
ING Templeton Foreign Equity	0.80%	0.25%	0.10%		0.11	%(6)	1.26	%(6)	(0.03	)%(6)	1.23%
ING Thornburg Value	0.65%	0.25%	0.25	%(3)	—		1.15%		—		1.15%
ING UBS U.S. Large Cap Equity	0.70%	0.25%	0.15	%(3)	0.00	%(4)	1.10%		—		1.10	%(7)
ING UBS U.S. Small Cap Growth	0.90%	0.25%	0.10%		0.16	%(4)(6)	1.41	%(6)	(0.16	)%(6)	1.25	%(7)
ING Van Kampen Comstock	0.60%	0.25%	0.25	%(3)	—		1.10%		(0.02	)%(5)	1.08%
ING Van Kampen Equity and Income	0.55%	0.25%	0.02	%(3)	—		0.82%		—		0.82%

  (1)  The table shows the estimated operating expenses for S Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as Adviser to the Portfolios, has agreed.

  (2)  DSL, the Adviser, has entered into written expense limitation agreements with certain Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage commissions, extraordinary expenses and underlying fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years. The amount of these Portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2008. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

  (3)  Under the Administrative Services Agreement between the Company and ING Funds Services, LLC, the Portfolios' administrator, ING Funds Services, LLC, provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. ING Funds Services, LLC assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.

  (4)  Other expenses include fees and expenses of less than .005% that were incurred indirectly by the Portfolios as a result of investing in an acquired mutual fund.

  (5)  DSL has contractually agreed to waive a portion of the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING JPMorgan International Portfolio and ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2006, the advisory fee waiver for these Portfolios would equal (0.02)%, (0.00)% and (0.02)%, respectively. This advisory fee waiver will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date. Each agreement will only renew if DSL elects to renew it.

  (6)  Excludes non-recurring offering expense of 0.31% for ING Baron Asset Portfolio, 0.03% for ING Columbia Small Cap Value II Portfolio, 0.05% for ING Lord Abbett U.S. Government Securities Portfolio, 0.01% for ING Neuberger Berman Partners Portfolio, 0.28% for ING Neuberger Berman Regency Portfolio, 0.03% for ING Pioneer High Yield Portfolio, 0.23% for ING Templeton Foreign Equity Portfolio and 0.11% for ING UBS U.S. Small Cap Growth Portfolio.

  (7)  A portion of the brokerage commissions that ING Columbia Small Cap Value II Portfolio, ING OpCap Balanced Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio pay is used to reduce each Portfolio's expenses. Including these reductions, the "Net Operating Expenses" for the fiscal year ended December 31, 2006 would have been 1.21%, 1.22%, 1.09% and 1.20%, respectively.

  (8)  ING Funds Distributor, LLC, the Portfolios' distributor, has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Oppenheimer Strategic Income Portfolio so that "Net Operating Expenses" do not exceed 0.75% through May 1, 2008. Without this waiver, the "Net Annual Operating Expenses" would have been 0.79%. The distributor, has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Neuberger Berman Partners so that "Net Operating Expenses" do not exceed 0.89% through April 30, 2009. Without this waiver, the "Net Operating Expenses" would have been 0.92%.

52

Examples

The Examples are intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the S Class shares' operating expenses remain the same.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING American Century Large Company Value	$127	$397	$686	$1,511
ING American Century Small-Mid Cap Value(1)	$129	$452	$797	$1,771
ING Baron Asset(1)	$132	$459	$808	$1,794
ING Baron Small Cap Growth	$135	$421	$729	$1,601
ING Columbia Small Cap Value II	$123	$384	$665	$1,466
ING Davis Venture Value	$117	$365	$633	$1,398
ING Fundamental Research(1)	$102	$329	$575	$1,278
ING JPMorgan International	$127	$397	$686	$1,511
ING JPMorgan Mid Cap Value	$127	$397	$686	$1,511
ING Legg Mason Partners Aggressive Growth	$107	$334	$579	$1,283
ING Legg Mason Partners Large Cap Growth	$111	$347	$601	$1,329
ING Lord Abbett U.S. Government Securities	$95	$296	$515	$1,143
ING Neuberger Berman Partners(1)	$91	$305	$537	$1,204
ING Neuberger Berman Regency(1)	$115	$406	$718	$1,605
ING OpCap Balanced Value	$127	$397	$686	$1,511
ING Oppenheimer Global	$93	$290	$504	$1,120
ING Oppenheimer Strategic Income(1)	$77	$248	$435	$974
ING PIMCO Total Return	$100	$312	$542	$1,201
ING Pioneer High Yield(1)	$97	$318	$556	$1,241
ING T. Rowe Price Diversified Mid Cap Growth	$93	$290	$504	$1,120
ING T. Rowe Price Growth Equity	$102	$318	$552	$1,225
ING Templeton Foreign Equity(1)	$125	$397	$689	$1,520
ING Thornburg Value	$117	$365	$633	$1,398
ING UBS U.S. Large Cap Equity	$112	$350	$606	$1,340
ING UBS U.S. Small Cap Growth(1)	$127	$431	$756	$1,677
ING Van Kampen Comstock(1)	$110	$348	$604	$1,338
ING Van Kampen Equity and Income	$84	$262	$455	$1,014

(1)  The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

53

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Service Fees		Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
Portfolio
ING American Century Large Company Value	0.80%	0.50%		0.20	%(3)	0.00	%(4)	1.50%		—		1.50%
ING American Century Small-Mid Cap Value	1.00%	0.50%		0.25	%(3)	0.00	%(4)	1.75%		(0.23	)%(5)	1.52%
ING Baron Asset	0.95%	0.50%		0.10%		0.22	%(6)	1.77	%(6)	(0.22	)%(6)	1.55%
ING Baron Small Cap Growth	0.85%	0.50%		0.23	%(3)	—		1.58%		—		1.58%
ING Columbia Small Cap Value II	0.75%	0.50%		0.10%		0.11	%(4)(6)	1.46	%(6)	—		1.46	%(6)(7)
ING Davis Venture Value	0.80%	0.50%		0.10	%(3)	—		1.40%		—		1.40%
ING Fundamental Research	0.60%	0.50%		0.20	%(3)	—		1.30%		(0.05)%		1.25%
ING JPMorgan International	0.80%	0.50%		0.20	%(3)	—		1.50%		(0.00	)%(5)	1.50%
ING JPMorgan Mid Cap Value	0.75%	0.50%		0.25	%(3)	—		1.50%		—		1.50%
ING Legg Mason Partners Aggressive Growth	0.67%	0.50%		0.13	%(3)	0.00	%(4)	1.30%		—		1.30%
ING Legg Mason Partners Large Cap Growth	0.64%	0.50%		0.20	%(3)	—		1.34%		—		1.34%
ING Lord Abbett U.S. Government Securities	0.47%	0.50%		0.10%		0.11	%(6)	1.18	%(6)	(0.00)%		1.18	%(6)
ING Neuberger Berman Partners	0.60%	0.50%		0.10%		0.04	%(6)	1.24	%(6)	(0.07	)%(6)	1.17%
ING Neuberger Berman Regency	0.75%	0.50%		0.10%		0.25	%(6)	1.60	%(6)	(0.22	)%(6)	1.38%
ING OpCap Balanced Value	0.80%	0.50%		0.20	%(3)	—		1.50%		—		1.50	%(7)
ING Oppenheimer Global	0.60%	0.50%		0.06	%(3)	—		1.16%		(0.01)%		1.15%
ING Oppenheimer Strategic Income	0.50%	0.50	%(8)	0.04	%(3)	0.00	%(4)	1.04%		(0.04)%		1.00%
ING PIMCO Total Return	0.50%	0.50%		0.23	%(3)	—		1.23%		—		1.23%
ING Pioneer High Yield	0.60%	0.50%		0.10%		0.07	%(6)	1.27	%(6)	(0.04	)%(6)	1.23%
ING T. Rowe Price Diversified Mid Cap Growth	0.64%	0.50%		0.02	%(3)	—		1.16%		(0.01)%		1.15%
ING T. Rowe Price Growth Equity	0.60%	0.50%		0.15	%(3)	—		1.25%		—		1.25%
ING Templeton Foreign Equity	0.80%	0.50%		0.10%		0.11	%(6)	1.51	%(6)	(0.03	)%(6)	1.48%
ING Thornburg Value	0.65%	0.50%		0.25	%(3)	—		1.40%		—		1.40%

54

	Management Fee	Distribution (12b-1) and Shareholder Service Fees	Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
Portfolio
ING UBS U.S. Large Cap Equity	0.70%	0.50%	0.15	%(3)	0.00	%(4)	1.35%		—		1.35	%(7)
ING UBS U.S. Small Cap Growth	0.90%	0.50%	0.10%		0.16	%(4)(6)	1.66	%(6)	(0.16	)%(6)	1.50	%(7)
ING Van Kampen Comstock	0.60%	0.50%	0.25	%(3)	—		1.35%		(0.02	)%(5)	1.33%
ING Van Kampen Equity and Income	0.55%	0.50%	0.02	%(3)	—		1.07%		—		1.07%

  (1)  The table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as Adviser to the Portfolios, has agreed.

  (2)  DSL, the Adviser, has entered into written expense limitation agreements with certain Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage commissions, extraordinary expenses and underlying fund fees and expenses, if applicable subject to possible recoupment by DSL within three years. The amount of these Portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2008. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

  (3)  Under the Administrative Services Agreement between the Company and ING Funds Services, LLC, the Portfolios' administrator, ING Funds Services, LLC, provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. ING Funds Services, LLC assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.

  (4)  Other expenses include fees and expenses of less than .005% that were incurred indirectly by the Portfolios as a result of investing in an acquired mutual fund.

  (5)  DSL has contractually agreed to waive a portion of the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING JPMorgan International Portfolio and ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2006, the advisory fee waiver for these Portfolios would equal (0.02)%, (0.00)% and (0.02)%, respectively. This advisory fee waiver will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date. Each agreement will only renew if DSL elects to renew it.

  (6)  Excludes non-recurring offering expense of 0.31% for ING Baron Asset Portfolio, 0.03% for ING Columbia Small Cap Value II Portfolio, 0.05% for ING Lord Abbett U.S. Government Securities Portfolio, 0.01% for ING Neuberger Berman Partners Portfolio, 0.28% for ING Neuberger Berman Regency Portfolio, 0.03% for ING Pioneer High Yield Portfolio, 0.23% for ING Templeton Foreign Equity Portfolio and 0.11% for ING UBS U.S. Small Cap Growth Portfolio.

  (7)  A portion of the brokerage commissions that ING Columbia Small Cap Value II Portfolio, ING OpCap Balanced Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio pay is used to reduce each Portfolio's expenses. Including these reductions, the "Net Operating Expenses" for the fiscal year ended December 31, 2006 would have been 1.46%, 1.47%, 1.34% and 1.45%, respectively.

  (8)  ING Funds Distributor, LLC, the Portfolios' distributor, has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Oppenheimer Strategic Income Portfolio so that "Net Operating Expenses" do not exceed 1.00% through May 1, 2008. Without this waiver, the "Net Annual Operating Expenses" would have been 1.04%.

55

Examples

The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the ADV Class shares' operating expenses remain the same.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING American Century Large Company Value	$153	$474	$818	$1,791
ING American Century Small-Mid Cap Value(1)	$155	$529	$927	$2,043
ING Baron Asset(1)	$158	$536	$939	$2,066
ING Baron Small Cap Growth	$161	$499	$860	$1,878
ING Columbia Small Cap Value II	$149	$462	$797	$1,746
ING Davis Venture Value	$143	$443	$766	$1,680
ING Fundamental Research(1)	$127	$407	$708	$1,563
ING JPMorgan International	$153	$474	$818	$1,791
ING JPMorgan Mid Cap Value	$153	$474	$818	$1,791
ING Legg Mason Partners Aggressive Growth	$132	$412	$713	$1,568
ING Legg Mason Partners Large Cap Growth	$136	$425	$734	$1,613
ING Lord Abbett U.S. Government Securities	$120	$375	$649	$1,432
ING Neuberger Berman Partners(1)	$119	$387	$674	$1,494
ING Neuberger Berman Regency(1)	$140	$483	$850	$1,882
ING OpCap Balanced Value	$153	$474	$818	$1,791
ING Oppenheimer Global(1)	$117	$367	$637	$1,408
ING Oppenheimer Strategic Income(1)	$102	$327	$570	$1,267
ING PIMCO Total Return	$125	$390	$676	$1,489
ING Pioneer High Yield(1)	$125	$399	$693	$1,530
ING T. Rowe Price Diversified Mid Cap Growth(1)	$117	$367	$637	$1,408
ING T. Rowe Price Growth Equity	$127	$397	$686	$1,511
ING Templeton Foreign Equity(1)	$151	$474	$821	$1,799
ING Thornburg Value	$143	$443	$766	$1,680
ING UBS U.S. Large Cap Equity	$137	$428	$739	$1,624
ING UBS U.S. Small Cap Growth(1)	$153	$508	$887	$1,952
ING Van Kampen Comstock(1)	$135	$426	$737	$1,622
ING Van Kampen Equity and Income	$109	$340	$590	$1,306

(1)  The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

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SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investment portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk Certain Portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based on judgments made by a sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield / high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk Certain Portfolios may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above.These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Portfolios may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk Certain Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Diversification Risk A Portfolio may be classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. Declines in the

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value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

Emerging Growth Risk A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.

Emerging Markets Risk Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.

Growth Investing Risk Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk To take advantage of an attractive valuation, a Portfolio may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may

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question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

Industry Focus Risk To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investments by Funds-of-Funds Risk Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser and/or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented portfolios will typically underperform when value investing is in favor and vice versa.

Initial Public Offerings ("IPOs") Risk IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Issuer Concentration Risk Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's assets.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

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Manager Risk A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

Many sub-advisers of equity Portfolios employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some Portfolios that are characterized as growth or value can have greater volatility than other Portfolios managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Mid-Capitalization Company Risk Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk Certain Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules & regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). A Portfolio's purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key

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persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of a Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Price Volatility Risk The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sector Allocation Risk The sub-adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

Securities Lending Risk A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

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U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk A Portfolio may invest in "value" stocks. A sub-adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

>  Temporary Defensive Investment Strategy

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.

ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. When political or economic factors or other extraordinary circumstances demand, the ING Columbia Small Cap Value II Portfolio may adopt a defensive strategy outside the described strategy guidelines. ING Columbia Small Cap Value II Portfolio may invest in, for temporary defensive purposes, cash or cash equivalents or short term securities. ING Fundamental Research, ING Oppenheimer Global, ING Van Kampen Equity and Income, ING Thornburg Value, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. ING Legg Mason Partners Large Cap Growth and ING Legg Mason Partners Aggressive Growth Portfolios may each invest, for temporary defensive purposes, up to 100% of their respective assets in any type of money market instrument, short-term debt securities or cash. When market conditions warrant, ING UBS Small Cap Growth Portfolio may make substantial temporary defensive investments in cash equivalents. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.

When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The ING Baron Asset Portfolio may borrow up to 5.00% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the ING Baron Asset Portfolio may not achieve its investment objective.

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ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

At times ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. government and its agencies and instrumentalities.

For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, may invest up to 100% of its assets in cash or cash equivalents such as U.S. Treasury bills and other short-term U.S. government obligations or higher grade commercial paper.

For temporary defensive purposes, including during periods of unusual cash flows, ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. ING Pioneer High Yield Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

>  Investment in U.S. Government-Related Entities

Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

>  Investment Strategies

The types of securities in which a Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Company's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Company (see back cover for address and phone number).

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Portfolio's investment portfolio if it believes a stock no longer meets its valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

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Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has have returned to favor in the market and the price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The portfolio managers may sell stocks from the Portfolio's investment portfolio if they believe:

•  a stock no longer meets their valuation criteria;

•  a stock's risk parameters outweigh its return opportunity;

•  more attractive alternatives are identified; or

•  specific events alter a stock's prospects.

Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.

In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.

ING BARON ASSET PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

ING BARON SMALL CAP GROWTH PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these

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companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

The Portfolio seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of U.S. companies whose market capitalizations fall within the range of companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth.

The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

•  fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

•  various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

•  a company's current operating margins relative to its historic range; and
•  indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

ING DAVIS VENTURE VALUE PORTFOLIO

Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities.

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk (see above under ING Davis Venture Value Portfolio, Principal Investment Strategies). While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

Davis' investment philosophy is not based on momentum, market-timing or investment fads. Davis uses top-down and bottom-up research to identify long-term growth trends and evaluates risk on a company-by-company basis. Davis also seeks companies that demonstrate longevity and proven owner-oriented management, among other attributes.

ING FUNDAMENTAL RESEARCH PORTFOLIO

ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

ING JPMORGAN INTERNATIONAL PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

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ING JPMORGAN MID CAP VALUE PORTFOLIO

JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's investment portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that ClearBridge believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

ClearBridge selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and ClearBridge's large group of equity research analysts.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

The Portfolio normally invests at least 80% of its net assets, plus any borrowing for investment purposes in equity securities of large-capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

ING NEUBERGER BERMAN REGENCY PORTFOLIO

The Portfolio seeks to reduce risk by diversifiying among many companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential

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increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

ING OPCAP BALANCED VALUE PORTFOLIO

While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

•  a "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;

•  a search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and

•  ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the SAI.

ING OPPENHEIMER GLOBAL PORTFOLIO

The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

The Portfolio's principal investment strategies are discussed under "Portfolio Summaries." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors

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because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.

The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.

The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

ING PIMCO TOTAL RETURN PORTFOLIO

The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

ING PIONEER HIGH YIELD PORTFOLIO

Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The Portfolio may also invest in other investment companies, including exchange-traded funds.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high-yield securities.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company. The Portfolio may also purchase foreign stocks (up to 25% of total assets), futures and options in keeping with its investment objective.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

In seeking to achieve its investment objectives, the Portfolio invests primarily in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use

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of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

ING THORNBURG VALUE PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily (atleast 65% of its net assets) in domestic equity securities (primarily in common stocks, and may also invest in convertible securities) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of Thornburg, offer prospects for meeting the Portfolio's investment goal.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks, but its investment portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context.

Thornburg primarily uses individual company and industry analysis to make investment decisions on behalf of the Portfolio. Thornburg uses a number of criteria to identify undervalued securities, which are discussed above under "Portfolio Summaries — ING Thornburg Value Portfolio." The Portfolio typically makes equity investments in the following three types of companies, in varying proportions: Basic Value; Consistent Earners; and Emerging Franchises.

The Portfolio also may invest in foreign securities and American Depositary Receipts. Thornburg will consider for investment by the Portfolio debt securities that it believes are more attractive than equity alternatives.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in equity securities of U.S. small-capitalization companies, including common stock and preferred stock. The Portfolio may invest in foreign securities and may use forward currency contracts, options, futures, exchange-traded funds ("ETFs") and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities.

ING VAN KAMPEN COMSTOCK PORTFOLIO

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

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ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.

Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.

MANAGEMENT OF THE PORTFOLIOS

Adviser

DSL, a Delaware limited liability company, serves as the adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL has engaged a sub-adviser to provide the day-to-day management of each Portfolio's investment portfolio. DSL is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either DSL or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolios.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director," and collectively, "Directors"), acts as a "manager-of-managers" for the ING American Century Small–Mid Cap Value Portfolio, ING JPMorgan International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Large Cap Growth Portfolios, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Thornburg Value Portfolio and ING UBS U.S. Small Cap Growth Portfolio (collectively, "Manager-of-Managers Portfolios"). In this capacity, DSL oversees the Manager-of-Managers Portfolios' day-to-day operations and oversees the investment activities of the Manager-of-Managers Portfolios. On May 24, 2002, the Company and ILIAC, predecessor to DSL, received exemptive relief from the SEC permitting DSL and the Company, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for each Manager-of-Managers Portfolio. The Company will notify shareholders of any change in the identity of a sub-adviser of a Manager-of-Managers Portfolio. In this event, the name of the Manager-of-Managers Portfolio and its investment strategies may also change.

Management Fee

DSL receives a monthly fee for its services based on the average daily net assets of each of the Portfolios (or the combined net assets of two or more Portfolios).

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The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio's average daily net assets:

Portfolio	Advisory Fee
ING American Century Large Company Value	0.80%
ING American Century Small-Mid Cap Value	1.00%
ING Baron Asset	0.95%
ING Baron Small Cap Growth	0.85%
ING Columbia Small Cap Value II	0.75%
ING Davis Venture Value	0.80%
ING Fundamental Research	0.60%
ING JPMorgan International	0.80%
ING JPMorgan Mid Cap Value	0.75%
ING Legg Mason Partners Aggressive Growth	0.67%
ING Legg Mason Partners Large Cap Growth	0.64%
ING Lord Abbett U.S. Government Securities	0.47%
ING Neuberger Berman Partners	0.60%
ING Neuberger Berman Regency	0.75%
ING OpCap Balanced Value	0.80%
ING Oppenheimer Global	0.60%
ING Oppenheimer Strategic Income	0.50%
ING PIMCO Total Return	0.50%
ING Pioneer High Yield	0.60%
ING T. Rowe Price Diversified Mid Cap Growth	0.64%
ING T. Rowe Price Growth Equity	0.60%
ING Templeton Foreign Equity	0.80%
ING Thornburg Value	0.65%
ING UBS U.S. Large Cap Equity	0.70%
ING UBS U.S. Small Cap Growth	0.90%
ING Van Kampen Comstock	0.60%
ING Van Kampen Equity and Income	0.55%

For information regarding the basis for the Board's approval of the advisory and sub-advisory contracts for all Portfolios please refer to the annual shareholder report, dated December 31, 2006.

DSL is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $7.3 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

Sub-Advisers

ING American Century Large Company Value Portfolio and ING American Century Small-Mid Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio and ING American Century Small-Mid Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2006 American Century had over $103.2 billion in assets under management.

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ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Charles A. Ritter, Vice President and Senior Portfolio Manager and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005. Mr. Ritter, CFA, joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Healy, CFA, joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst.

ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Steve Roth, Phillip N. Davidson, Scott A. Moore, and Michael Liss. Mr. Giele and Mr. Roth are responsible for the management of small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Moore, and Mr. Liss are responsible for the management of the mid-capitalization assets of the Portfolio. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Roth, CFA, Portfolio Manager has been a member of the Small Cap Value team since he joined the firm in 2002. Before joining American Century as an analyst, he was an equity analyst for Strong Capital Management from 2000 to 2002. Mr. Roth has managed the Portfolio since 2006 and works closely with Mr. Giele. Mr. Davidson, Chief Investment Officer-Value and Senior Vice President, joined American Century in 1993 and has managed the Portfolio since May 2006. Mr. Moore, Vice President and Senior Portfolio Manager, joined American Century in 1993 and became a portfolio manager in 1999. He has managed the Portfolio since May 2006. Mr. Liss, Vice President and Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004. He has managed the Portfolio since May 2006.

ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2006, BAMCO had over $16.6 billion in mutual fund assets under management.

Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO is the Portfolio Manager of the ING Baron Small Cap Growth Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Columbia Small Cap Value II Portfolio. The Adviser has engaged Columbia Management Advisors, LLC ("CMA"), 100 Federal Street, Boston, MA 02110, as Sub-Adviser to ING Columbia Small Cap Value II Portfolio. CMA is an SEC- registered investment adviser and indirect, wholly-owned subsidiary of Bank of America Corporation. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. CMA acts as investment adviser for individuals, corporations, private investment companies and financial institutions. As of December 31, 2006, CMA had over $345 billion in assets under management.

The following individuals share responsibility for the day-to-day management of the Portfolio.

Christian Stadlinger, P.h.D., is a senior portfolio manager for CMA with a primary focus on managing small-cap value assets. In this role, he is responsible for all research, stock selection and portfolio constructions for the Portfolio. Prior to joining CMA in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager for BlackRock Inc from 1996 to 2002.

Jarl Ginsberg is a portfolio manager and senior research analyst for CMA. He has managed the Portfolio since inception. Mr. Ginsberg is responsible for research, stock selection and portfolio construction for the small-cap product. Prior to joining CMA, Mr. Ginsberg was a research analyst for Pilgrim, Baxter & Associates (2002-2003) and a portfolio manager and analyst for BlackRock Inc. (1998-2002).

ING Davis Venture Value Portfolio. The Adviser has engaged Davis, 2949 East Elvira Road, Suite 101, Tucson AZ 85706, as Sub-Adviser to ING Davis Venture Value Portfolio. Davis also serves as investment adviser for other mutual funds and institutional and individual clients. Davis has been an investment adviser since 1969, and as of December 31, 2006, managed approximately $98 billion in assets.

Christopher C. Davis and Kenneth C. Feinberg are primarily responsible for the day-to-day management of ING Davis Venture Value Portfolio. Mr. Davis has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Davis has served as a research analyst and portfolio manager with Davis since 1989 and has served as Chairman of Davis since 2000. Kenneth C. Feinberg has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Feinberg started with Davis as a research analyst in December 1994.

ING Fundamental Research Portfolio. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $68.05 billion in assets as of December 31, 2006.

The Portfolio is managed by Christopher F. Corapi.

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Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

ING JPMorgan International Portfolio. The Adviser has engaged JPMorgan Asset Management (U.K.) Limited, ("JPMAM (UK)") as Sub-Adviser for the Portfolio. The principal business address of JPMAM (UK) is 20 Finsbury Street, London, U.K. EC2Y 9AQ, United Kingdom. JPMAM (UK) is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2006, JPMAM (UK) and its affiliates had $247.1 billion in assets under management.

The portfolio is managed on a team-basis by JPMorgan's London-based Global Portfolios Group. This group is headed by Howard Williams, a Managing Director and senior portfolio manager. Mr. Williams has been an employee since 1994 and a senior portfolio manager for the Global Portfolios Group since it was established in 1998. James Fisher is the lead portfolio manager for all EAFE portfolios managed by this Group and is the individual primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Fisher is a Managing Director and has worked at JPMorgan and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 245 Park Avenue, New York, New York 10167, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2006, JPMIM, and its affiliates had $1.013 billion in asset under management.

Jonathan K.L. Simon, Lawrence Playford and Gloria Fu serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. Gloria Fu, Vice President, has been an employee of the firm since 2002. Before joining the team in February of 2004, Gloria previously worked at JPMorgan Securities as a sell-side analyst for Robertson Stephens covering the gaming and lodging industry. Before joining the investment industry in 2000, Gloria had direct hotel and real estate investment experience, and consulted at Arthur Andersen.

ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. The Adviser has engaged ClearBridge, 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005. Effective December 1, 2006, sub-advisory responsibilities transferred from Salomon Brothers Asset Management, Inc., a wholly-owned subsidiary of Legg Mason, Inc., to ClearBridge Advisors, LLC, also a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2006, ClearBridge managed $115.8 billion in assets.

ING Legg Mason Partners Aggressive Growth Portfolio is managed by by Richard Freeman and Evan Bauman. Mr. Freeman is a Managing Director and a Portfolio Manager. Mr. Freeman has been with ClearBridge or its predecessor firms since 1983 and has more than 30 years of investment industry experience. Mr. Bauman is an Assistant Portfolio Manager and has been with ClearBridge or its predecessor firms since 1996. Mr. Bauman has more than 10 years of investment industry experience.

Alan Blake is primarily responsible for the day-to-day management of ING Legg Mason Partners Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager. Mr. Blake has been with ClearBridge or its predecessor firms since 1991 and has more than 26 years of securities business experience.

ING Lord Abbett U.S. Government Securities Portfolio. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of December 31, 2006 of approximately $112.2 billion.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.

ING Neuberger Berman Partners Portfolio and Neuberger Berman Regency Portfolio. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of December 31, 2006, Neuberger Berman and its affiliates had approximately $126.9 billion in assets under management.

S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio and has managed the Portfolios since the inception. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that

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in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.

ING OpCap Balanced Value Portfolio. The Adviser has engaged Oppenheimer Capital LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, as Sub-Adviser to ING OpCap Balanced Value Portfolio. Allianz Global Investors NY Holdings LLC is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. OpCap has operated as a registered investment adviser to investment companies, institutions, and other investors since 1975, and as of December 31, 2006, OpCap advised accounts having assets in excess of $27.5 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman has final decision-making authority over both the equity and fixed income investments for the Portfolio. Matthew Greenwald proposes securities recommendations for the fixed income side of the portfolio to Mr. Glinsman who is responsible for (i) approving all issuers the Portfolio invests in; (ii) determining the overall duration and credit quality of the Portfolio; (iii) determining the weighting of fixed income investments within the spectrum of fixed income products; and (iv) selecting fixed income investments independent of Mr. Greenwald's recommendations. Mr. Glinsman is a Managing Director and Chief Investment Officer of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for OpCap. Mr. Greenwald is a Senior Vice President and Portfolio Manager/Analyst in OpCap's fixed income group. He joined OpCap in 1989 and has been an investment professional associated with the Portfolio since December 2002.

ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. The Adviser has engaged OppenheimerFunds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. Oppenheimer has operated as an investment advisor since January 1960. As of December 31, 2006, Oppenheimer, including subsidiaries and controlled affiliates managed over $235 billion in assets.

ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman. Mr. Bhaman has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

ING Oppenheimer Strategic Income Portfolio is managed by Arthur P. Steinmetz. Mr. Steinmetz has been Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2006, PIMCO had approximately $667.8 billion in assets under management. William H. Gross manages the Portfolio. William H. Gross, CFA, portfolio manager, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience. He has managed the Portfolio since May 1, 2007.

ING Pioneer High Yield Portfolio. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to ING Pioneer High Yield Portfolio. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. As of December 31, 2006, assets under management were approximately $294 billion worldwide, including over $75 billion in assets under management by Pioneer.

Andrew Feltus and Tracy Wright are jointly responsible for the day-to-day management of the Portfolio. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio mangers may also draw upon the research and investment management expertise of the global research team. Mr. Feltus, a vice president of Pioneer joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer as an analyst in 2004. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors from 2001-2004.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed $334.7 billion as of December 31, 2006, for individual and institutional investors, retirement plans and financial intermediaries.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

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ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997.

ING Templeton Foreign Equity Portfolio. The Adviser has engaged Templeton, 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. Templeton and its affiliates reported a total of $552.9 billion, assets under management as of December 31, 2006.

Gary P. Motyl, Peter A. Nori, Antonio T. Docal, Cindy L. Sweeting and Matthew R. Nagle serve as the management team for ING Templeton Foreign Equity Portfolio. Mr. Motyl and Ms. Sweeting have managed the Portfolio since its inception and Mr. Nori, Mr. Docal and Mr. Nagle have managed the Portfolio since November 2006.

Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments, and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981. Mr. Nori, Mr. Docal, Ms. Sweeting and Mr. Nagle have secondary portfolio management responsibilities. Mr. Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Docal, Senior Vice President, joined Franklin Templeton Investments in 2001 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Ms. Sweeting, Executive Vice President and Director of Research of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Nagle, Assistant Portfolio Manager and Research Analyst, joined Franklin Templeton Investments in 2003, and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Prior to joining Templeton, Mr. Nagle worked as an associate sell-side analyst for Sanford C. Bernstein & Co. in New York City beginning in July 2000.

ING Thornburg Value Portfolio. The Adviser has engaged Thornburg Investment Management ("Thornburg"), 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg, established in 1982 by Garrett Thornburg, is an employee-owned investment firm with $33.7 billion in assets under management as of December 31, 2006 in seven fixed income funds, five equity mutual funds, and separate accounts for institutions and individuals.

William V. Fries, CFA, a Managing Director of Thornburg, has served as a co-portfolio manager of the Portfolio since August 2006, when Thornburg was engaged to manage the Portfolio, replacing Massachusetts Financial Services Company. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Edward Maran, CFA, a Managing Director of Thornburg has served as a co-portfolio manager of the Portfolio since August 2006. Mr. Maran joined Thornburg as an associate portfolio manager in 2002 and was named a Managing Director in 2005.

Connor Browne, CFA, a Managing Director of Thornburg has served as a co-portfolio manager of the Portfolio since August 2006. Mr. Browne joined Thornburg in August of 2001 as an associate portfolio manager and was named a Managing Director in 2005.

ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2006 UBS Global AM managed approximately $142.9 billion in assets.

Paul Graham and David Wabnik are ING UBS U.S. Small Cap Growth's portfolio managers and each of them are jointly and primarily responsible for the day-to-day management of the Portfolio. The portfolio managers work with three dedicated small cap growth analysts, as well as have access to various other investment professionals within the Growth Equities Department. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the head of US Growth Equities at UBS Global AM. Mr. Graham has been an employee of UBS Global AM since 1994, a Managing Director of UBS Global AM since 2003, and portfolio manager of the Portfolio since its inception.

David Wabnik is a Senior Portfolio Manager at UBS Global AM. Mr. Wabnik has been an employee of UBS Global AM since 1995, an Executive Director of UBS Global AM since 2001 and portfolio manager of the Portfolio since its inception.

Investment decisions for the ING UBS U.S. Large Cap Equity Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the Portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the Portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1991. Mr. Leonard has access to certain members of the N.A. Equities Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM

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since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.

ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $492 billion in assets under management as of December 31, 2006. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.

ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Mark Laskin and Thomas Bastian. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

James Gilligan, Managing Director, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder, Executive Director, has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli, Vice President, has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Mr. Laskin, Executive Director, has worked for Van Kampen since 2000 and has managed the Portfolio since January 2007. Mr. Bastian, Executive Director, has managed the Portfolio since 2004.

The composition of each team may change without notice from time to time.

Each sub-adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each sub-adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each sub-adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each sub-adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

MORE INFORMATION

>  Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

>  A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5.00% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

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>  Fundamental Investment Policies

The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategies, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the SAI. This means they may not be modified or changed without a vote of the shareholders.

>  Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.

>  Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Company at 1-800-262-3862, or downloading it from the SEC's website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"). IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

IFD is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to May 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

>  Additional Information Regarding the Classes of Shares

Each Portfolio's shares are classified into Adviser Class, I Class, and Service Class, shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class & S Class shares are offered by this Prospectus.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' investment adviser or distributor (collectively "ING"), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

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The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Interests of the Holders of Variable Insurance Contracts and Policies and Qualified Retirement Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and the underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

>  Classes of Shares

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Company, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to IFD as the Fund's Distributor. IFD may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by each Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

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When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  securities of an issuer that has entered into a restructuring;

•  securities whose trading has been halted or suspended;

•  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•  securities that are restricted to transfer or resale.

The Portfolios or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio's shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and each sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the

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Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's investment portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., a Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

TAXES AND DISTRIBUTIONS

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its investment company taxable income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

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See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

PERFORMANCE

Performance of Similarly Managed Mutual Funds. ING American Century Large Company Value Portfolio, ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis Venture Value Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Oppenheimer Strategic Income Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Templeton Foreign Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, and ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, CMA, Davis, Lord Abbett, Neuberger Berman, Oppenheimer, Pioneer, T. Rowe Price, Templeton, UBS Global AM or Van Kampen, as the case may be.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds are presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2006, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century Large Company Value Fund—Inv. Class (ALVIX) (Comparable to ING American Century Large Cap Value)	19.81%	12.56%	9.74%	7.95	%(2)
Russell 1000® Value Index	22.25%	15.09%	10.86%	7.05	%(2)
S&P 500® Index	15.79%	10.44%	6.19%	2.52	%(2)
Baron Asset Fund (BARAX) (Comparable to ING Baron Asset)	14.64%	17.90%	10.80%	9.35%
Russell Midcap® Index	15.26%	16.00%	12.88%	12.14%
Columbia Small Cap Value Fund II—Class Z (NSVAX) (Comparable to ING Columbia Small Cap Value II)	16.99%	16.55%	N/A	14.18	%(3)
Russell 2000® Value Index	23.48%	16.48%	N/A	13.45	%(3)
Davis NY Venture Fund—(NYVTX) (Comparable to ING Davis Venture Value)	15.12%	12.71%	9.44%	10.67%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (LAGVX) (Comparable to ING Lord Abbett U.S. Government Securities)	3.59%	3.20%	4.16%	5.40%
Lehman Brothers Government Bond® Index	3.48%	3.20%	4.64%	6.01%

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	1 Year	3 Years	5 Years	10 Years (or since inception)
Neuberger Berman Partners Fund—Inv. (NPRTX) (Comparable to ING Neuberger Berman Partners)	13.19%	16.77%	10.21%	8.91%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Neuberger Berman Regency Fund—Inv. (NBRVX) (Comparable to ING Neuberger Berman Regency)	11.55%	15.34%	12.98%	13.34	%(4)
Russell Midcap Value® Index	20.22%	18.77%	15.88%	12.18	%(4)
Oppenheimer Strategic Income Fund—Class Y (OSIYX) (Comparable to ING Oppenheimer Strategic Income)	8.06%	7.36%	9.57%	6.66	%(5)
Lehman Brothers Aggregate Bond Index	4.33%	3.70%	5.06%	5.77	%(5)
S&P/Citigroup World Government Bond Index	6.12%	2.93%	8.41%	5.75	%(5)
Pioneer High Yield Fund—Class A (TAHYX) (Comparable to ING Pioneer High Yield)	10.60%	6.51%	9.21%	10.49	%(6)
Merrill Lynch High Yield Master II Index	11.77%	8.38%	9.86%	5.70	%(6)
Merrill Lynch Convertible Bonds (Speculative Quality) Index	17.15%	8.49%	11.28%	8.03	%(6)
Advanced Capital I Equity Growth Fund—Class I (ADEGX)	9.39%	11.24%	7.92%	10.54%
S&P 400 Index	10.32%	13.09%	10.89%	13.47%
Russell MidCap® Growth Index	10.66%	12.73%	8.22%	8.62%
T. Rowe Price Diversified Mid-Cap Growth Fund (PRDMX) (Comparable to ING T. Rowe Price Diversified Mid Cap Growth)	8.74%	10.68%	N/A	10.68	%(7)
S&P 400 Index	10.32%	13.09%	10.89%	13.09	%(7)
Russell Midcap® Growth Index	10.66%	12.73%	8.22%	12.73	%(7)
Templeton Institutional Foreign Equity Fund—Class I (TFEQX) (Comparable to ING Templeton Foreign Equity)	29.04%	21.14%	16.65%	10.82%
MSCI EAFE® Index	26.34%	19.93%	14.98%	7.71%
UBS U.S. Small Cap Growth Fund (BISCX) (Comparable to ING UBS U.S. Small Cap Growth)	8.59%	8.70%	8.69%	8.24	%(8)
Russell 2000® Growth Index	13.35%	10.51%	6.93%	2.95	%(8)
Van Kampen Equity and Income Fund—Class A (ACEIX) (Comparable to ING Van Kampen Equity and Income)	12.53%	10.69%	8.72%	11.04%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Russell 1000® Value Index	22.25%	15.09%	10.86%	11.00%

(1)  The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers Government Bond Index is a market value weighted index designed to measure the performance of U.S. government and government agency securities, less mortgage type securities, with maturities of one year or more. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset backed securities with maturities of at least one year. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)  Portfolio commenced operations on July 30, 1999. The index returns are for the period beginning August 1, 1999.

(3)  The Portfolio commenced operations on April 30, 2002. The Index return is for the period beginning April 30, 2002.

(4)  Portfolio commenced operations on June 1, 1999. The Index return is for the period beginning June 1, 1999.

(5)  Portfolio commenced operations on January 26, 1998. The index returns are for the period beginning February 1, 1998.

(6)  Portfolio commenced operations on February 12, 1998. The index returns are for the period beginning February 1, 1998.

(7)  Portfolio commenced operations on December 31, 2003. The Index returns are for the period beginning December 31, 2003.

(8)  Portfolio commenced operations on September 30, 1997. The Index return is for the period beginning October 1, 1997.

82

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's S Class and ADV Class shares' financial performance for the past five years (or, if shorter, for the period of the class' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

83

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING American Century Large Company Value Portfolio	2006			2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.20		14.17	12.98	9.94	12.89
Income (loss) from investment operations:
Net investment income		$0.21	**	0.15	0.15	0.11	0.07
Net realized and change in unrealized gain (loss) on investments		$2.43		0.02	1.14	3.00	(3.01)
Total from investment operations		$2.64		0.17	1.29	3.11	(2.94)
Less distributions:
Net investment income		$0.04		0.14	0.10	0.07	0.00 *
Net realized gain on investments		$0.75		—	—	—	0.01
Total distributions		$0.79		0.14	0.10	0.07	0.01
Net asset value, end of year		$16.05		14.20	14.17	12.98	9.94
Total Return(1)%		19.30		1.26	10.05	31.34	(22.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$23,019		43,127	66,267	63,547	46,345
Ratios to average net assets:
Expenses	%	1.25		1.25	1.25	1.25	1.25
Net investment income	%	1.43		1.06	1.05	1.00	0.70
Portfolio turnover rate	%	56		105	38	38	47

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

**  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING American Century Large Company Value Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.08		14.05		12.89	9.90	12.89
Income (loss) from investment operations:
Net investment income		$0.18	*	0.12	*	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments		$2.38		0.03		1.14	2.99	(3.00)
Total from investment operations		$2.56		0.15		1.24	3.07	(2.97)
Less distributions:
Net investment income		$0.09		0.12		0.08	0.08	0.01
Net realized gain on investments		$0.75		—		—	—	0.01
Total distributions		$0.84		0.12		0.08	0.08	0.02
Net asset value, end of year		$15.80		14.08		14.05	12.89	9.90
Total Return(1)%		18.89		1.09		9.70	31.13	(23.08)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,524		11,806		8,684	7,313	5,197
Ratios to average net assets:
Expenses	%	1.50		1.50		1.50	1.50	1.50
Net investment income	%	1.21		0.87		0.81	0.75	0.99
Portfolio turnover rate	%	56		105		38	38	47

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

84

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,						May 1, 2002(1) to December 31,
ING American Century Small-Mid Cap Value Portfolio	2006		2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.74		12.22	10.76		8.15	10.00
Income (loss) from investment operations:
Net investment income	$0.05		0.04	0.00	*	0.02	0.00 *
Net realized and unrealized gain (loss) on investments	$1.75		0.92	2.28		2.87	(1.85)
Total from investment operations	$1.80		0.96	2.28		2.89	(1.85)
Less distributions:
Net investment income	$0.00	*	0.02	0.00	*	0.01	0.00 *
Net realized gain on investments	$0.03		1.42	0.82		0.27	—
Total distributions	$0.03		1.44	0.82		0.28	0.00
Net asset value, end of period	$13.51		11.74	12.22		10.76	8.15
Total Return(2)%	15.43		7.85	21.34		35.49	(18.48)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$47,839		43,053	37,816		12,363	6,324
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.47		1.55	1.55		1.57	1.65
Gross expenses prior to expense reimbursement(3)%	1.50		1.55	1.55		1.65	1.65
Net investment income after expense reimbursement(3)%	0.39		0.35	0.09		0.23	0.09
Portfolio turnover rate %	156		101	107		137	70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

	ADV Class
	Year Ended December 31,						May 1, 2002(1) to December 31,
ING American Century Small-Mid Cap Value Portfolio	2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.63		12.13	10.71	8.13		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.02		0.01	(0.02)	0.01		0.00 *
Net realized and unrealized gain (loss) on investments	$1.73		0.92	2.26	2.84		(1.86)
Total from investment operations	$1.75		0.93	2.24	2.85		(1.86)
Less distributions:
Net investment income	$0.00	*	0.01	—	0.00	*	0.01
Net realized gain on investments	$0.03		1.42	0.82	0.27		—
Total distributions	$0.03		1.43	0.82	0.27		0.01
Net asset value, end of period	$13.35		11.63	12.13	10.71		8.13
Total Return(2)%	15.14		7.65	21.03	35.08		(18.62)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,602		11,023	5,266	2,843		815
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.72		1.80	1.80	1.82		1.90
Gross expenses prior to expense reimbursement(3)%	1.75		1.80	1.80	1.90		1.90
Net investment income (loss) after expense reimbursement(3)%	0.18		0.10	(0.14)	0.00*		0.06
Portfolio turnover rate %	156		101	107	137		70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or 0.005%.

85

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Baron Asset Portfolio	May 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment income	$0.03	*
Net realized and unrealized gain on investments	$0.34
Total from investment operations	$0.37
Net asset value, end of period	$11.10
Total Return(2)%	3.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$313
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.30
Gross expenses prior to expense reimbursement(3)%	1.83
Net investment income after expense reimbursement(3)(4)%	0.31
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

ADV Class
ING Baron Asset Portfolio	January 18, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.04
Income (loss) from investment operations:
Net investment loss	$(0.06)
Net realized and unrealized income on investments	$1.11
Total from investment operations	$1.05
Net asset value, end of period	$11.09
Total Return(2)%	10.46
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,211
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)	$1.55
Gross expenses prior to expense reimbursement(3)%	2.08
Net investment loss after expense reimbursement(3)(4)%	(0.57)
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

86

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,					May 1, 2002(1) to December 31,
ING Baron Small Cap Growth Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$16.06	14.96		11.69	8.76	10.00
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.14	)*	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	$2.48	1.24		3.36	3.00	(1.18)
Total from investment operations	$2.42	1.10		3.27	2.93	(1.24)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.33	16.06		14.96	11.69	8.76
Total return(2)%	15.24	7.35		27.97	33.45	(12.40)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$299,287	207,527		114,112	44,200	7,793
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.33	1.45		1.45	1.46	1.50
Gross expenses prior to brokerage commission recapture(3)%	1.33	1.50		1.45	1.50	1.50
Net investment loss after brokerage commission recapture(3)%	(0.38)	(0.92)		(0.96)	(1.15)	(1.23)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,					May 1, 2002(1) to December 31,
ING Baron Small Cap Growth Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.90	14.85		11.64	8.74	10.00
Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.19	)*	(0.09)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	$2.46	1.24		3.30	3.02	(1.24)
Total from investment operations	$2.36	1.05		3.21	2.90	(1.26)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.11	15.90		14.85	11.64	8.74
Total return(2)%	15.02	7.07		27.58	33.18	(12.60)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$45,591	31,565		17,106	3,950	2,131
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.58	1.70		1.70	1.71	1.75
Gross expenses prior to brokerage commission recapture(3)%	1.58	1.75		1.70	1.75	1.75
Net investment loss after brokerage commission recapture(3)%	(0.63)	(1.23)		(1.22)	(1.42)	(1.56)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

87

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Columbia Small Cap Value II Portfolio	May 1, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.95
Income from investment operations:
Net investment income	$0.04	*
Net realized and unrealized income on investments	$0.16
Total from investment operations	$0.20
Net asset value, end of period	$10.15
Total Return(2)%	2.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$76,010
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.21
Net expenses prior to brokerage commission recapture %	1.24
Gross expenses prior to brokerage commission recapture(3)%	1.24
Net investment income after brokerage commission recapture(3)%	0.53
Portfolio turnover rate %	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
ING Columbia Small Cap Value II Portfolio	December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.15
Income from investment operations:
Net investment loss	$(0.00	)*
Net realized and unrealized income on investments	$—
Total from investment operations	$(0.00	)*
Net asset value, end of period	$10.15
Total Return(2)%	—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.46
Net expenses prior to brokerage commission recapture %	1.49
Gross expenses prior to brokerage commission recapture(3)%	1.49
Net investment loss after brokerage commission recapture(3)%	(1.46)
Portfolio turnover rate %	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is more than $(0.005).

88

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING Davis Venture Value Portfolio	2006			2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.69		17.99		16.59		11.97		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.13	†	0.01	†	0.00	*	(0.02	)†	0.21
Net realized and unrealized gain (loss) on investments		$2.31		0.69		1.40		4.86		(4.15)
Total from investment operations		$2.44		0.70		1.40		4.84		(3.94)
Less distributions:
Net investment income		$—		—		—		0.22		0.01
Net realized gain on investments		$1.43		—		—		—		0.09
Total distributions		$1.43		—		—		0.22		0.10
Net asset value, end of year		$19.70		18.69		17.99		16.59		11.97
Total Return(1)%		13.85		3.89		8.44		40.68		(24.62)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$134,821		41,822		56,159		56,159		34,833
Ratios to average net assets:
Expenses	%	1.15		1.32		1.35		1.35		1.35
Net investment income (loss)%		0.69		0.06		0.02		(0.17)		1.48
Portfolio turnover rate	%	6		110		33		105		114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING Davis Venture Value Portfolio	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.46	17.82		16.47	11.94		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.07	(0.03	)†	(0.02)	(0.07	)†	0.06
Net realized and unrealized gain (loss) on investments		$2.29	0.67		1.37	4.85		(4.03)
Total from investment operations		$2.36	0.64		1.35	4.78		(3.97)
Less distributions:
Net investment income		$—	0.00	*	—	0.25		0.01
Net realized gain on investments		$1.43	—		—	—		0.09
Total distributions		$1.43	0.00	*	—	0.25		0.10
Net asset value, end of year		$19.39	18.46		17.82	16.47		11.94
Total Return(1)%		13.58	3.62		8.20	40.31		(24.79)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$13,203	11,305		10,195	3,299		535
Ratios to average net assets:
Expenses	%	1.40	1.57		1.60	1.60		1.60
Net investment income (loss)%		0.44	(0.18)		(0.18)	(0.51)		1.79
Portfolio turnover rate	%	6	110		33	105		114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

89

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING Fundamental Research Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.10	8.70		7.96	6.29	8.16
Income (loss) from investment operations:
Net investment income	$0.07	0.05	†	0.08	0.06	0.05
Net realized and unrealized gain (loss) on investments	$1.02	0.44		0.71	1.66	(1.92)
Total from investment operations	$1.09	0.49		0.79	1.72	(1.87)
Less distributions:
Net investment income	$0.01	0.09		0.05	0.05	0.00 *
Net realized gain on investments	$0.15	—		—	—	0.00 *
Total distributions	$0.16	0.09		0.05	0.05	0.00
Net asset value, end of year	$10.03	9.10		8.70	7.96	6.29
Total Return(1)%	12.14	5.71		9.95	27.38	(22.89)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$35,245	26,757		39,657	37,612	32,443
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.01	1.05		1.05	1.05	1.05
Gross expenses prior to expense reimbursement %	1.05	1.05		1.05	1.05	1.05
Net investment income after expense reimbursement(2)%	0.70	0.55		0.93	0.74	0.57
Portfolio turnover rate %	194	220		91	35	60

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING Fundamental Research Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.02	8.63		7.90	6.28	8.16
Income (loss) from investment operations:
Net investment income	$0.04	0.03	†	0.05	0.05	0.00	*
Net realized and unrealized gain (loss) on investments	$1.02	0.43		0.71	1.64	(1.88)
Total from investment operations	$1.06	0.46		0.76	1.69	(1.88)
Less distributions:
Net investment income	$—	0.07		0.03	0.07	0.00	*
Net realized gain on investments	$0.15	—		—	—	0.00	*
Total distributions	$0.15	0.07		0.03	0.07	0.00
Net asset value, end of year	$9.93	9.02		8.63	7.90	6.28
Total Return(1)%	11.91	5.33		9.73	26.99	(23.03)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$3,867	3,813		3,625	4,669	1,036
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.26	1.30		1.30	1.30	1.30
Gross expenses prior to expense reimbursement %	1.30	1.30		1.30	1.30	1.30
Net investment income after expense reimbursement(2)%	0.43	0.30		0.61	0.50	0.53
Portfolio turnover rate %	194	220		91	35	60

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

90

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING JPMorgan International Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.34		12.24		10.44	8.15	10.04
Income (loss) from investment operations:
Net investment income (loss)		$0.15	*	0.13	*	0.11	(0.05)	0.02 *
Net realized and unrealized gain (loss) on investments		$2.77		1.06		1.81	2.43	(1.86)
Total from investment operations		$2.92		1.19		1.92	2.38	(1.84)
Less distributions:
Net investment income		$0.02		0.09		0.12	0.09	0.05
Total distributions		$0.02		0.09		0.12	0.09	0.05
Net asset value, end of year		$16.24		13.34		12.24	10.44	8.15
Total Return(1)%		21.92		9.79		18.65	29.38	(18.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$155,075		563,406		201,653	8,034	1
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.25		1.25		1.25	1.25	1.25
Gross expenses prior to expense reimbursement	%	1.25		1.25		1.25	1.25	1.25
Net investment income (loss) after expense reimbursement	%	1.05		1.03		0.85	(0.21)	0.24
Portfolio turnover rate	%	22		8		12	23	174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING JPMorgan International Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.26		12.18		10.40	8.13	10.03
Income (loss) from investment operations:
Net investment income (loss)		$0.10	*	0.10	*	0.08	0.05	(0.04)*
Net realized and unrealized gain (loss) on investments		$2.76		1.04		1.81	2.30	(1.81)
Total from investment operations		$2.86		1.14		1.89	2.35	(1.85)
Less distributions:
Net investment income		$0.10		0.06		0.11	0.08	0.05
Total distributions		$0.10		0.06		0.11	0.08	0.05
Net asset value, end of year		$16.02		13.26		12.18	10.40	8.13
Total Return(1)%		21.65		9.42		18.34	28.98	(18.48)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,215		3,505		2,224	1,184	485
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.50		1.50		1.50	1.50	1.50
Gross expenses prior to expense reimbursement	%	1.50		1.50		1.50	1.50	1.50
Net investment income (loss) after expense reimbursement	%	0.68		0.84		0.85	0.86	(0.45)
Portfolio turnover rate	%	22		8		12	23	174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

91

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,					May 1, 2002(1) to December 31,
ING JPMorgan Mid Cap Value Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.98		13.89	11.89	9.23	10.00
Income (loss) from investment operations:
Net investment income	$0.12		0.05	0.02	0.04	0.02
Net realized and unrealized gain (loss) on investments	$2.18		1.13	2.42	2.73	(0.77)
Total from investment operations	$2.30		1.18	2.44	2.77	(0.75)
Less distributions:
Net investment income	$0.00	*	0.04	0.02	0.03	0.02
Net realized gain on investments	$0.11		1.05	0.42	0.08	—
Total distributions	$0.11		1.09	0.44	0.11	0.02
Net asset value, end of period	$16.17		13.98	13.89	11.89	9.23
Total Return(2)%	16.52		8.49	20.59	30.05	(7.53)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$91,338		78,459	64,420	16,372	6,027
Ratios to average net assets:
Expenses(3)%	1.28		1.35	1.35	1.35	1.35
Net investment income(3)%	0.81		0.39	0.26	0.61	0.35
Portfolio turnover rate %	44		52	45	44	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

	ADV Class
	Year Ended December 31,						May 1, 2002(1) to December 31,
ING JPMorgan Mid Cap Value Portfolio	2006		2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.89		13.84	11.86		9.22	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07		0.02	(0.00	)*	0.03	0.01
Net realized and unrealized gain (loss) on investments	$2.18		1.11	2.40		2.70	(0.77)
Total from investment operations	$2.25		1.13	2.40		2.73	(0.76)
Less distributions:
Net investment income	$0.00	*	0.03	—		0.01	0.02
Net realized gain on investments	$0.11		1.05	0.42		0.08	—
Total distributions	$0.11		1.08	0.42		0.09	0.02
Net asset value, end of period	$16.03		13.89	13.84		11.86	9.22
Total Return(2)%	16.26		8.11	20.31		29.68	(7.64)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,123		12,408	4,980		1,354	331
Ratios to average net assets:
Expenses(3)%	1.53		1.60	1.60		1.60	1.60
Net investment income (loss)(3)%	0.61		0.20	(0.02)		0.36	0.26
Portfolio turnover rate %	44		52	45		44	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

92

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING Legg Mason Partners Aggressive Growth Portfolio	2006			2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$44.08		39.65	36.23	26.28		40.72
Income (loss) from investment operations:
Net investment loss		$(0.18	)*	(0.23)	(0.01)	(0.28	)*	(0.18)
Net realized and unrealized gain (loss) on investments		$4.59		4.66	3.43	10.23		(14.26)
Total from investment operations		$4.41		4.43	3.42	9.95		(14.44)
Net asset value, end of year		$48.49		44.08	39.65	36.23		26.28
Total Return(1)%		10.00		11.17 †	9.44	37.86		(35.46)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$186,363		437,476	355,857	13,970		7
Ratios to average net assets:
Expenses	%	1.05		1.06	1.07	1.12		1.07
Net investment loss	%	(0.40)		(0.58)	(0.04)	(0.82)		(0.57)
Portfolio turnover rate	%	6		10	3	0		174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

	ADV Class
	Year Ended December 31,
ING Legg Mason Partners Aggressive Growth Portfolio	2006			2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$43.64		39.35		36.04	26.22		40.71
Income (loss) from investment operations:
Net investment loss		$(0.27	)*	(0.33	)*	(0.12)	(0.28	)*	(0.25)
Net realized and unrealized gain (loss) on investments		$4.52		4.62		3.43	10.10		(14.24)
Total from investment operations		$4.25		4.29		3.31	9.82		(14.49)
Net asset value, end of year		$47.89		43.64		39.35	36.04		26.22
Total Return(1)%		9.74		10.90	†	9.18	37.45		(35.59)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$8,459		7,843		3,196	1,014		489
Ratios to average net assets:
Expenses	%	1.30		1.31		1.32	1.33		1.32
Net investment loss	%	(0.59)		(0.82)		(0.45)	(0.88)		(0.76)
Portfolio turnover rate	%	6		10		3	0		174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

93

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Legg Mason Partners	Year Ended December 31,				May 1, 2003(1) to December 31,
Large Cap Growth Portfolio	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.57	12.22	12.11		10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.00	)*	(0.04)
Net realized and unrealized gain on investments	$0.44	0.53	0.67		2.15
Total from investment operations	$0.42	0.50	0.67		2.11
Less distributions:
Net realized gain on investments	$0.18	1.15	0.56		—
Total distributions	$0.18	1.15	0.56		—
Net asset value, end of period	$11.81	11.57	12.22		12.11
Total Return(2)%	3.88	5.02	6.45		21.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,402	14,287	16,118		1
Ratios to average net assets:
Expenses(3)%	1.09	1.09	1.14		1.15
Net investment loss(3)%	(0.16)	(0.23)	(0.21)		(0.53)
Portfolio turnover rate %	14	27	291		116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is more than $(0.005).

	ADV Class
ING Legg Mason Partners	Year Ended December 31,			May 1, 2003(1) to December 31,
Large Cap Growth Portfolio	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.49	12.18	12.09	10.00
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain on investments	$0.44	0.52	0.73	2.15
Total from investment operations	$0.39	0.46	0.65	2.09
Less distributions:
Net realized gain on investments	$0.18	1.15	0.56	—
Total distributions	$0.18	1.15	0.56	—
Net asset value, end of period	$11.70	11.49	12.18	12.09
Total Return(2) %	3.64	4.69	6.21	20.90
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,361	25,166	33,408	42,935
Ratios to average net assets:
Expenses(3)%	1.34	1.34	1.39	1.40
Net investment loss(3)%	(0.41)	(0.49)	(0.57)	(0.78)
Portfolio turnover rate %	14	27	291	116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

94

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Lord Abbett U.S. Government Securities Portfolio	January 18, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.05
Income (loss) from investment operations:
Net investment income	$0.42	*
Net realized and unrealized loss on investments	$(0.12)
Total from investment operations	$0.30
Less distributions:
Net investment income	$0.42
Total distributions	$0.42
Net asset value, end of period	$9.93
Total Return(2)%	3.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,053
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.98
Net expenses before interest expense on reverse repurchase agreements and after expense reimbursement(3)(4)%	0.97
Gross expenses prior to expense reimbursement(3)%	0.98
Net investment income after expense reimbursement(3)(4)%	4.26
Portfolio turnover rate %	699

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average shares outstanding throughout the period.

ADV Class
ING Lord Abbett U.S. Government Securities Portfolio	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.38
Income (loss) from investment operations:
Net investment income	$0.40 *
Net realized and unrealized loss on investments	$(0.43)
Total from investment operations	$(0.03)
Less distributions:
Net investment income	$0.45
Total distributions	$0.45
Net asset value, end of period	$9.90
Total Return(2)%	(0.28)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.23
Net expenses before interest expense on reverse repurchase agreements and after expense reimbursement(3)(4)%	1.22
Gross expenses prior to expense reimbursement(3)%	1.23
Net investment income after expense reimbursement(3)(4)%	3.94
Portfolio turnover rate %	699

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average shares outstanding throughout the period.

95

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Neuberger Berman Partners Portfolio	January 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.04	*
Net realized and unrealized gain on investments	$0.86
Total from investment operations	$0.90
Net asset value, end of period	$10.90
Total Return(2)%	9.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$181,499
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.92
Gross expenses prior to expense reimbursement(3)%	1.00
Net investment income after expense reimbursement(3)(4)%	0.37
Portfolio turnover rate %	111

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
ING Neuberger Berman Partners Portfolio	December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.90
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)*
Net realized and unrealized loss on investments	$—
Total from investment operations	$(0.00	)*
Net asset value, end of period	$10.90
Total Return(2)%	—
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.17
Gross expenses prior to expense reimbursement(3)%	1.25
Net investment loss after expense reimbursement(3)(4)%	(1.17)
Portfolio turnover rate %	111

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is more than $(0.005).

96

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Neuberger Berman Regency Portfolio	January 12, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.14
Income from investment operations:
Net investment income	$0.04	*
Net realized and unrealized gain on investments	$0.53
Total from investment operations	$0.57
Less distributions from:
Net investment income	$0.03
Net realized gain on investments	$0.03
Total distributions	$0.06
Net asset value, end of period	$10.65
Total Return(2)%	5.62
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,446
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13
Gross expenses prior to expense reimbursement(3)%	1.63
Net investment income after expense reimbursement(3)(4)%	0.45
Portfolio turnover rate %	36

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

ADV Class
ING Neuberger Berman Regency Portfolio	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.78
Income loss from investment operations:
Net investment loss	$(0.00)*
Net realized and unrealized loss on investments	$(0.07)
Total from investment operations	$(0.07)
Less distributions from:
Net investment income	$0.04
Net realized gain on investments	$0.03
Total distributions	$0.07
Net asset value, end of period	$10.64
Total Return(2)%	(0.61)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.38
Gross expenses prior to expense reimbursement(3)%	1.88
Net investment loss after expense reimbursement(3)(4)%	(0.06)
Portfolio turnover rate %	36

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is more than $(0.005).

97

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING OpCap Balanced Value Portfolio	2006			2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.75		13.43	12.29	9.64	12.40
Income (loss) from investment operations:
Net investment income		$0.14	*	0.08	0.04	0.11	0.23
Net realized and unrealized gain (loss) on investments		$1.27		0.29	1.22	2.79	(2.86)
Total from investment operations		$1.41		0.37	1.26	2.90	(2.63)
Less distributions:
Net investment income		$0.13		0.05	0.12	0.25	0.01
Net realized gain on investments		$—		—	—	—	0.12
Total distributions		$0.13		0.05	0.12	0.25	0.13
Net asset value, end of year		$15.03		13.75	13.43	12.29	9.64
Total Return(1)%		10.36		2.70	10.32	30.32	(21.23)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$79,371		120,274	160,159	140,554	102,619
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.22		1.25	1.25	1.25	1.25
Gross expenses prior to brokerage commission recapture	%	1.25		1.25	1.25	1.25	1.25
Net investment income after brokerage commission commission recapture	%	1.02		0.58	0.35	1.00	1.85
Portfolio turnover rate	%	79		80	110	125	133

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING OpCap Balanced Value Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.62	13.32	12.21	9.61	12.40
Income (loss) from investment operations:
Net investment income		$0.11	0.04	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments		$1.26	0.29	1.17	2.77	(2.71)
Total from investment operations		$1.37	0.33	1.21	2.86	(2.66)
Less distributions:
Net investment income		$0.11	0.03	0.10	0.26	0.01
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.11	0.03	0.10	0.26	0.13
Net asset value, end of year		$14.88	13.62	13.32	12.21	9.61
Total Return(1)%		10.19	2.46	10.00	30.08	(21.46)
Ratios and Supplemental Data:
Net assets, end of period (000's)		$3,769	3,458	3,767	2,665	1,756
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.47	1.50	1.50	1.50	1.50
Gross expenses prior to brokerage commission recapture	%	1.50	1.50	1.50	1.50	1.50
Net investment income after brokerage commission recapture	%	0.78	0.32	0.10	0.74	1.40
Portfolio turnover rate	%	79	80	110	125	133

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

98

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,							May 1, 2002(1) to December 31,
ING Oppenheimer Global Portfolio	2006		2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.90		12.58		11.06		8.39	10.00
Income (loss) from investment operations:
Net investment income	$0.10	†	0.09	†	0.02		0.02	0.00 *
Net realized and unrealized gain (loss) on investments	$2.34		1.58		1.62		2.65	(1.61)
Total from investment operations	$2.44		1.67		1.64		2.67	(1.61)
Less distributions:
Net investment income	$0.01		0.10		0.00	*	—	—
Net realized gain on investments	$0.02		0.25		0.12		—	—
Total distributions	$0.03		0.35		0.12		—	—
Net asset value, end of period	$16.31		13.90		12.58		11.06	8.39
Total Return(2)%	17.60		13.27		15.01		31.82	(16.10)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$145,060		40,831		19,143		14,291	8,516
Ratios to average net assets:
Expenses(3)%	0.91		0.91		1.02		1.45	1.45
Net investment income(3)%	0.66		0.71		0.19		0.19	0.07
Portfolio turnover rate %	23		53		390		157	87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,								May 1, 2002(1) to December 31,
ING Oppenheimer Global Portfolio	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.85		12.50		11.02		8.38		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07	†	0.07	†	0.03		0.00	*	(0.01)
Net realized and unrealized gain (loss) on investments	$2.33		1.56		1.57		2.64		(1.61)
Total from investment operations	$2.40		1.63		1.60		2.64		(1.62)
Less distributions:
Net investment income	$0.01		0.04		0.00	*	—		—
Net realized gain on investments	$0.02		0.24		0.12		—		—
Total distributions	$0.03		0.28		0.12		—		—
Net asset value, end of period	$16.22		13.85		12.50		11.02		8.38
Total Return(2)%	17.36		13.07		14.71		31.50		(16.20)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$95,286		106,510		127,653		856		665
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.15		1.15		1.27		1.70		1.70
Gross expenses prior to expense reimbursement(3)%	1.16		1.16		1.28		1.70		1.70
Net investment income (loss) after expense reimbursement(3)%	0.51		0.60		0.55		0.01		(0.43)
Portfolio turnover rate %	23		53		390		157		87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

99

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,				November 8, 2004(1) to December 31,
ING Oppenheimer Strategic Income Portfolio	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.99		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.64	*	0.32	*	0.02
Net realized and unrealized gain (loss) on investments	$0.19		(0.24)		0.11
Total from investment operations	$0.83		0.08		0.13
Less distributions:
Net investment income	$0.01		0.20		0.02
Total distributions	$0.01		0.20		0.02
Net asset value, end of period	$10.81		9.99		10.11
Total Return(2)%	8.33		0.84		1.27
Ratios and Supplemental Data:
Net assets, end of period (000's)	$56,054		60,478		60,836
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.75		0.75		0.77
Gross expenses prior to expense reimbursement(3)%	0.79		0.79		0.81
Net investment income after expense reimbursement(3)%	6.20		3.14		2.40
Portfolio turnover rate %	140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,				November 8, 2004(1) to December 31,
ING Oppenheimer Strategic Income Portfolio	2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.98		10.11		10.00
Income (loss) from investment operations:
Net investment income	$0.62	*	0.30	*	0.02
Net realized and unrealized gain (loss) on investments	$0.18		(0.24)		0.11
Total from investment operations	$0.80		0.06		0.13
Less distributions:
Net investment income	$0.02		0.19		0.02
Total distributions	$0.02		0.19		0.02
Net asset value, end of period	$10.76		9.98		10.11
Total Return(2)%	7.99		0.61		1.26
Ratios and Supplemental Data:
Net assets, end of period (000's)	$9,266		5,082		3,655
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.00		1.00		1.02
Gross expenses prior to expense reimbursement(3)%	1.04		1.04		1.06
Net investment income after expense reimbursement(3)%	6.09		2.94		2.15
Portfolio turnover rate %	140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

100

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,								May 1, 2002(1) to December 31,
ING PIMCO Total Return Portfolio	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.87		10.96		10.61		10.55		10.00
Income (loss) from investment operations:
Net investment income	$0.39	*	0.30	*	0.14	*	0.22	*	0.14
Net realized and unrealized gain (loss) on investments	$0.04		(0.07)		0.32		0.21		0.67
Total from investment operations	$0.43		0.23		0.46		0.43		0.81
Less distributions:
Net investment income	$0.19		0.18		—		0.30		0.15
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.19		0.32		0.11		0.37		0.26
Net asset value, end of period	$11.11		10.87		10.96		10.61		10.55
Total Return(2)%	4.00		2.08		4.33		4.06		8.07
Ratios and Supplemental Data:
Net assets, end of period (000's)	$93,487		83,782		88,424		50,174		25,186
Ratios to average net assets:
Expenses(3)(4)%	1.02		1.10		1.10		1.10		1.10
Net investment income(3)%	3.61		2.73		1.32		2.07		2.60
Portfolio turnover rate %	826		926		377		471		419

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Includes the impact of interest expense on inverse floaters.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,								May 1, 2002(1) to December 31,
ING PIMCO Total Return Portfolio	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.81		10.91		10.59		10.53		10.00
Income (loss) from investment operations:
Net investment income	$0.36	*	0.28	*	0.09	*	0.20	*	0.07
Net realized and unrealized gain (loss) on investments	$0.03		(0.08)		0.34		0.20		0.72
Total from investment operations	$0.39		0.20		0.43		0.40		0.79
Less distributions:
Net investment income	$0.17		0.16		—		0.27		0.15
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.17		0.30		0.11		0.34		0.26
Net asset value, end of period	$11.03		10.81		10.91		10.59		10.53
Total Return(2)%	3.71		1.80		4.06		3.86		7.88
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,603		23,018		14,827		10,388		4,880
Ratios to average net assets:
Expenses(3)(4)%	1.27		1.35		1.35		1.35		1.35
Net investment income(3)%	3.36		2.54		0.81		1.84		2.40
Portfolio turnover rate %	826		926		377		471		419

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Includes the impact of interest expense on inverse floaters.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

101

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Pioneer High Yield Portfolio	January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.99
Income from investment operations:
Net investment income	$0.54	*
Net realized and unrealized income on investments	$0.24
Total from investment operations	$0.78
Less distributions:
Net investment income	$0.52
Total distributions	$0.55
Net asset value, end of period	$10.22
Total Return(2)%	8.01
Ratios and Supplemental Data:
Net assets, end of period (000's)	$8,280
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.98
Gross expenses prior to expense reimbursement(3)%	1.05
Net investment income after expense reimbursement(3)(4)%	5.43
Portfolio turnover rate %	20

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
ING Pioneer High Yield Portfolio	January 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.99
Income from investment operations:
Net investment income	$0.47	*
Net realized and unrealized gain on investments	$0.30
Total from investment operations	$0.77
Less distributions:
Net investment income	$0.51
Net realized gains on investments	$0.03
Total distributions	$0.54
Net asset value, end of period	$10.22
Total Return(2)%	7.98
Ratios and Supplemental Data:
Net assets, end of period (000's)	$510
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.23
Gross expenses prior to expense reimbursement(3)%	1.30
Net investment income after expense reimbursement(3)(4)%	4.97
Portfolio turnover rate %	20

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

102

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.55	7.99	7.36	5.09	7.29
Income (loss) from investment operations:
Net investment loss		$(0.01)	(0.03)	(0.07)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments		$0.75	0.73	0.70	2.31	(2.18)
Total from investment operations		$0.74	0.70	0.63	2.27	(2.20)
Less distributions:
Net realized gain on investments		$0.19	0.14	—	—	—
Total distributions		$0.19	0.14	—	—	—
Net asset value, end of year		$9.10	8.55	7.99	7.36	5.09
Total Return(1)%		8.97	8.96	8.56	44.60	(30.18)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$10,100	21,871	29,155	30,354	1,110
Ratios to average net assets:
Expenses	%	0.91	0.91	1.21	1.30	1.30
Net investment loss	%	(0.07)	(0.30)	(0.88)	(1.00)	(0.90)
Portfolio turnover rate	%	37	94	441	187	328

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

	ADV Class
	Year Ended December 31,
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.47	7.94	7.33	5.08	7.29
Income (loss) from investment operations:
Net investment loss		$(0.03)	(0.05)	(0.10)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments		$0.74	0.72	0.71	2.32	(2.14)
Total from investment operations		$0.71	0.67	0.61	2.25	(2.21)
Less distributions:
Net realized gain on investments		$0.19	0.14	—	—	—
Total distributions		$0.19	0.14	—	—	—
Net asset value, end of year		$8.99	8.47	7.94	7.33	5.08
Total Return(1)%		8.70	8.64	8.32	44.29	(30.32)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$48,165	69,686	80,813	107,353	71,775
Ratios to net assets:
Net expenses after expense reimbursement	%	1.15	1.15	1.46	1.55	1.55
Gross expenses prior to expense reimbursement	%	1.16	1.16	1.47	1.55	1.55
Net investment loss after expense reimbursement	%	(0.23)	(0.54)	(1.13)	(1.24)	(1.19)
Portfolio turnover rate	%	37	94	441	187	328

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

103

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING T. Rowe Price Growth Equity Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$52.16		49.48		45.12	34.59	45.31
Income (loss) from investment operations:
Net investment income		$0.28	†	0.06	†	0.22	0.06	0.03 †
Net realized and unrealized gain (loss) on investments		$6.50		2.85		4.16	10.52	(10.67)
Total from investment operations		$6.78		2.91		4.38	10.58	(10.64)
Less distributions:
Net realized gain on investments		$0.09		0.23		0.02	0.05	0.08
Total distributions		$0.09		0.23		0.02	0.05	0.08
Net asset value, end of year		$58.85		52.16		49.48	45.12	34.59
Total Return(1)%		13.03		5.92		9.74	30.58	(23.50)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$37,306		163,188		18,642	8,251	1,530
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.00		1.00		1.00	1.00	1.00
Gross expenses prior to brokerage commission recapture	%	1.00		1.00		1.00	1.00	1.00
Net investment income after brokerage commission recapture	%	0.51		0.12		0.62	0.04	0.09
Portfolio turnover rate	%	43		41		39	34	49

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING T. Rowe Price Growth Equity Portfolio	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$51.87	49.14		44.89	34.50	45.30
Income (loss) from investment operations:
Net investment income (loss)		$0.05	(0.06	)†	0.11	(0.01)	(0.06)†
Net realized and unrealized gain (loss) on investments		$6.54	2.84		4.14	10.44	(10.66)
Total from investment operations		$6.59	2.78		4.25	10.43	(10.72)
Less distributions:
Net realized gain on investments		$0.09	0.05		—	0.04	0.08
Total distributions		$0.09	0.05		—	0.04	0.08
Net asset value, end of year		$58.37	51.87		49.14	44.89	34.50
Total Return(1)%		12.73	5.66		9.47	30.27	(23.70)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$105,821	86,781		78,870	60,182	13,601
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.25	1.25		1.25	1.25	1.25
Gross expenses prior to brokerage commission recapture	%	1.25	1.25		1.25	1.25	1.25
Net investment income (loss) after brokerage commission recapture	%	0.11	(0.12)		0.19	(0.24)	(0.18)
Portfolio turnover rate	%	43	41		39	34	49

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

104

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Templeton Foreign Equity Portfolio	January 12, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.02
Income from investment operations:
Net investment income	$0.17	*
Net realized and unrealized gain on investments	$1.95
Total from investment operations	$2.12
Less distributions:
Net investment income	$0.12
Net realized gain on investments	$0.01
Total distributions	$0.13
Net asset value, end of period	$12.01
Total Return(2)%	21.14
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,200
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.23
Gross expenses prior to expense reimbursement(3)%	1.49
Net investment income after expense reimbursement(3)(4)%	1.57
Portfolio turnover rate %	5

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
ING Templeton Foreign Equity Portfolio	December 20, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.09
Income from investment operations:
Net investment income (loss)	$0.00	*
Net realized and unrealized gain on investments	$0.08
Total from investment operations	$0.08
Less distributions:
Net investment income	$0.13
Net realized gain on investments	$0.01
Total distributions	$0.14
Net asset value, end of period	$12.03
Total Return(2)%	0.66
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.48
Gross expenses prior to expense reimbursement(3)%	1.74
Net investment income after expense reimbursement(3)(4)%	0.00	*
Portfolio turnover rate %	5

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is less than $0.005 or 0.005%.

105

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING Thornburg Value Portfolio	2006			2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.24		27.04		24.09		18.89		27.11
Income (loss) from investment operations:
Net investment income		$0.36	*	0.05	*	0.16	*	0.05	*	0.02 *
Net realized and unrealized gain (loss) on investments		$4.14		0.28		2.87		5.19		(8.24)
Total from investment operations		$4.50		0.33		3.03		5.24		(8.22)
Less distributions:
Net investment income		$0.06		0.13		0.08		0.04		—
Total distributions		$0.06		0.13		0.08		0.04		—
Net asset value, end of year		$31.68		27.24		27.04		24.09		18.89
Total Return(1)%		16.57		1.25		12.63		27.74		(30.35)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$6,795		277		445		391		80
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Gross expenses prior to brokerage commission recapture	%	1.15		1.15		1.15		1.15		1.15
Net investment income after brokerage commission recapture	%	1.19		0.18		0.62		0.21		0.08
Portfolio turnover rate	%	171		95		74		65		151

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING Thornburg Value Portfolio	2006			2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.03		26.86		23.98		18.84		27.11
Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	(0.02	)*	0.03	*	(0.01	)*	(0.01)*
Net realized and unrealized gain (loss) on investments		$4.34		0.29		2.92		5.17		(8.26)
Total from investment operations		$4.39		0.27		2.95		5.16		(8.27)
Less distributions:
Net investment income		$0.04		0.10		0.07		0.02		—
Total distributions		$0.04		0.10		0.07		0.02		—
Net asset value, end of year		$31.38		27.03		26.86		23.98		18.84
Total Return(1)%		16.26		1.03		12.36		27.39		(30.51)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$673		214		267		159		54
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Gross expenses prior to brokerage commission recapture	%	1.40		1.40		1.40		1.40		1.40
Net investment income (loss) after brokerage commission	%	0.18		(0.08)		0.27		(0.04)		(0.06)
Portfolio turnover rate	%	171		95		74		65		151

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

106

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING UBS U.S. Large Cap Equity Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.21		8.52		7.49	6.05	8.10
Income from investment operations:
Net investment income (loss)		$0.08	†	0.06	†	0.09	0.01	0.01
Net realized and unrealized gain (loss) on investments		$1.23		0.70		1.00	1.47	(2.05)
Total from investment operations		$1.31		0.76		1.09	1.48	(2.04)
Less distributions:
Net investment income		$0.07		0.07		0.06	0.04	0.01
Total distributions		$0.07		0.07		0.06	0.04	0.01
Net asset value, end of year		$10.45		9.21		8.52	7.49	6.05
Total Return(1)%		14.32		8.99		14.59	24.54	(25.15)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$28,207		9,667		2,356	1,352	8
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.09		1.10		1.10	1.10	1.09
Gross expenses prior to brokerage commission recapture	%	1.10		1.10		1.10	1.10	1.09
Net investment income after brokerage commission recapture	%	0.79		0.64		1.06	0.37	0.26
Portfolio turnover rate	%	39		51		140	126	106

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING UBS U.S. Large Cap Equity Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.19		8.52		7.49	6.04	8.10
Income (loss) from investment operations:
Net investment income $		0.06	†	0.03	†	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments		$1.22		0.70		1.01	1.45	(2.07)
Total from investment operations		$1.28		0.73		1.06	1.47	(2.05)
Less distributions:
Net investment income		$0.07		0.06		0.03	0.02	0.01
Total distributions		$0.07		0.06		0.03	0.02	0.01
Net asset value, end of year		$10.40		9.19		8.52	7.49	6.04
Total Return(1)%		14.05		8.67		14.21	24.42	(25.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,033		426		48	39	39
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.34		1.35		1.35	1.35	1.34
Gross expenses prior to brokerage commission recapture	%	1.35		1.35		1.35	1.35	1.34
Net investment income after brokerage commission recapture	%	0.58		0.37		0.73	0.33	0.29
Portfolio turnover rate	%	39		51		140	126	106

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

107

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

S Class
ING UBS U.S. Small Cap Growth Portfolio	April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.04)*
Net realized and unrealized loss on investments	$(0.18)
Total from investment operations	$(0.22)
Less distributions:
Net realized gain on investments	$0.08
Total distributions	$0.08
Net asset value, end of period	$9.70
Total Return(2)%	(2.17)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,065
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.20
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.52
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.64)
Portfolio turnover rate %	104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

ADV Class
ING UBS U.S. Small Cap Growth Portfolio	April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.08)
Net realized and unrealized loss on investments	$(0.17)
Total from investment operations	$(0.25)
Less distributions:
Net realized gain on investments	$0.08
Total distributions	$0.08
Net asset value, end of period	$9.67
Total Return(2)%	(2.47)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.45
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.77
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.19)
Portfolio turnover rate %	104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

108

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,						May 1, 2002(1) to December 31,
ING Van Kampen Comstock Portfolio	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.16		12.29		10.58	8.34	10.00
Income (loss) from investment operations:
Net investment income	$0.21	*	0.16	*	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments	$1.64		0.24		1.67	2.42	(1.67)
Total from investment operations	$1.85		0.40		1.76	2.47	(1.62)
Less distributions:
Net investment income	$0.09		0.07		—	0.06	0.04
Net realized gain on investments	$0.62		0.46		0.05	0.17	—
Total distributions	$0.71		0.53		0.05	0.23	0.04
Net asset value, end of period	$13.30		12.16		12.29	10.58	8.34
Total Return(2)%	15.86		3.47		16.74	29.67	(16.22)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$358,431		537,092		317,797	139,236	12,723
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.09		1.12		1.15	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.13		1.20		1.15	1.20	1.20
Net investment income after expense reimbursement(3)%	1.67		1.31		1.15	1.06	1.23
Portfolio turnover rate %	27		27		30	32	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,						May 1, 2002(1) to December 31,
ING Van Kampen Comstock Portfolio	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.08		12.22		10.55	8.32	10.00
Income (loss) from investment operations:
Net investment income	$0.18	*	0.13	*	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	$1.62		0.24		1.64	2.37	(1.65)
Total from investment operations	$1.80		0.37		1.72	2.44	(1.64)
Less distributions:
Net investment income	$0.09		0.04		—	0.04	0.04
Net realized gain on investments	$0.62		0.47		0.05	0.17	—
Total distributions	$0.71		0.51		0.05	0.21	0.04
Net asset value, end of period	$13.17		12.08		12.22	10.55	8.32
Total Return(2)%	15.57		3.20		16.41	29.34	(16.36)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$37,431		25,455		12,569	8,556	3,699
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.34		1.37		1.40	1.45	1.45
Gross expenses prior to expense reimbursement(3)%	1.38		1.45		1.40	1.45	1.45
Net investment income after expense reimbursement(3)%	1.42		1.06		0.86	0.77	1.75
Portfolio turnover rate %	27		27		30	32	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

109

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
	Year Ended December 31,
ING Van Kampen Equity and Income Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$35.93		33.37		30.27	23.88	31.14
Income (loss) from investment operations:
Net investment income		$0.82	†	0.63	†	0.17	0.12	0.07
Net realized and unrealized gain (loss) on investments		$3.47		1.96		3.03	6.33	(7.28)
Total from investment operations		$4.29		2.59		3.20	6.45	(7.21)
Less distributions:
Net investment income		$0.69		—		0.10	0.06	0.00 *
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$1.98		0.03		0.10	0.06	0.05
Net asset value, end of year		$38.24		35.93		33.37	30.27	23.88
Total Return(1)%		12.40		7.77		10.62	27.04	(23.13)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$88,409		59,793		34,477	17,744	13,685
Ratios to average net assets:
Expenses	%	0.82		0.82		0.99	1.35	1.35
Net investment income	%	2.25		1.84		0.99	0.46	0.27
Portfolio turnover rate	%	57		125		797	17	15

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	ADV Class
	Year Ended December 31,
ING Van Kampen Equity and Income Portfolio	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$35.55		33.11		30.07	23.81	31.13
Income (loss) from investment operations:
Net investment income		$0.72	†	0.53	†	0.15	0.06	0.02
Net realized and unrealized gain (loss) on investments		$3.43		1.95		2.96	6.30	(7.29)
Total from investment operations		$4.15		2.48		3.11	6.36	(7.27)
Less distributions:
Net investment income		$0.59		0.01		0.07	0.10	—
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$1.88		0.04		0.07	0.10	0.05
Net asset value, end of year		$37.82		35.55		33.11	30.07	23.81
Total Return(1)%		12.12		7.49		10.32	26.76	(23.35)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$18,385		14,307		8,611	123	22
Ratios to average net assets:
Expenses	%	1.07		1.07		1.24	1.60	1.60
Net investment income	%	1.98		1.56		1.29	0.22	0.09
Portfolio turnover rate	%	57		125		797	17	15

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

110

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ. 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

April 30, 2007  Prospectus — Initial Class ("I Class")

ING PARTNERS, INC.

•  ING American Century Large Company Value Portfolio—Sub-Adviser: American Century Investment Management, Inc.

•  ING American Century Small-Mid Cap Value Portfolio—Sub-Adviser: American Century Investment Management, Inc.

•  ING Baron Asset Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Baron Small Cap Growth Portfolio—Sub-Adviser: BAMCO, Inc.

•  ING Columbia Small Cap Value II Portfolio—Sub-Adviser: Columbia Management Advisors, LLC

•  ING Davis Venture Value Portfolio—Sub-Adviser: Davis Selected Advisers, L.P.

•  ING Fundamental Research Portfolio—Sub-Adviser: ING Investment Management Co.

•  ING JPMorgan International Portfolio—Sub-Adviser: JPMorgan Asset Management (U.K.) Limited

•  ING JPMorgan Mid Cap Value Portfolio—Sub-Adviser: J.P. Morgan Investment Management Inc.

•  ING Legg Mason Partners Aggressive Growth Portfolio—Sub-Adviser: ClearBridge Advisors, LLC

•  ING Legg Mason Partners Large Cap Growth Portfolio—Sub-Adviser: ClearBridge Advisors, LLC

•  ING Lord Abbett U.S. Government Securities Portfolio—Sub-Adviser: Lord, Abbett & Co. LLC

•  ING Neuberger Berman Partners Portfolio—Sub-Adviser: Neuberger Berman Management Inc.

•  ING Neuberger Berman Regency Portfolio—Sub-Adviser: Neuberger Berman Management Inc.

•  ING OpCap Balanced Value Portfolio—Sub-Adviser: Oppenheimer Capital LLC

•  ING Oppenheimer Global Portfolio—Sub-Adviser: OppenheimerFunds, Inc.

•  ING Oppenheimer Strategic Income Portfolio—Sub-Adviser: OppenheimerFunds, Inc.

•  ING PIMCO Total Return Portfolio—Sub-Adviser: Pacific Investment Management Company LLC

•  ING Pioneer High Yield Portfolio—Sub-Adviser: Pioneer Investment Management, Inc.

•  ING T. Rowe Price Diversified Mid Cap Growth Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc.

•  ING T. Rowe Price Growth Equity Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc.

•  ING Templeton Foreign Equity Portfolio—Sub-Adviser: Templeton Investment Counsel, LLC

•  ING Thornburg Value Portfolio—Sub-Adviser: Thornburg Investment Management

•  ING UBS U.S. Large Cap Equity Portfolio—Sub-Adviser: UBS Global Asset Management (Americas) Inc.

•  ING UBS U.S. Small Cap Growth Portfolio—Sub-Adviser: UBS Global Asset Management (Americas) Inc.

•  ING Van Kampen Comstock Portfolio—Sub-Adviser: Van Kampen

•  ING Van Kampen Equity and Income Portfolio—Sub-Adviser: Van Kampen

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS.

This Prospectus contains important information about investing in the Initial Class shares of certain portfolios of ING Partners, Inc. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

INTRODUCTION

>  ING Partners, Inc.

ING Partners, Inc. ("Company") is an open-end management investment company authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each a "Portfolio", and collectively, the "Portfolios"). The Company offers other portfolios that are not offered in this Prospectus. Directed Services, LLC ("DSL" or "Adviser"), serves as the investment adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are listed on the cover of this Prospectus.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

1

PORTFOLIO SUMMARIES

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
Sub-Adviser: American Century Investment Management, Inc. ("American Century")

>  Investment Objective

Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large-capitalization companies to be companies in the Russell 1000® Index. As of December 31, 2006, the capitalization of companies represented in the Russell 1000® Index ranged between $1.2 billion and $463.6 billion.

In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and its stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.

American Century may sell securities for a variety of reasons, such as to secure gains, limit losses redeploy assets into opportunities believed to be more promising, or if the security no longer meets its valuation criteria, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

2

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	19.85%

Worst:	3	rd quarter	2002	:	(20.77)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Russell 1000® Value Index and Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	19.58%	6.41%	6.30	%(1)
Russell 1000® Value Index	22.25%	10.86%	11.18	%(3)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management, Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Value Index and the S&P 500® Index returns are for the period beginning December 1, 2001.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO
Sub-Adviser: American Century Investment Management, Inc. ("American Century")

>  Investment Objective

Long-term capital growth, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

3

>  Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in equity securities of small-mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century defines small-mid-capitalization companies to be those companies whose market capitalizations at the time of purchase are within the range of the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell® 2000 and Russell Midcap® Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000® Index, which itself represents roughly 98% of the investable U.S. equity market. As of December 31, 2006, the capitalization of companies represented by the custom Russell 2800 Index ranged between $68 million and $21.4 billion. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.

American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their stock prices have gone up to a level American Century believes more accurately reflects the companies' fair value.

American Century uses a multi-capitalization approach under which one of its teams of portfolio managers focuses on investment in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization investments for the Portfolio. Portfolio redemptions will be taken from the small-capitalization portion of the Portfolio, and new cash flows into the Portfolio, will be allocated to the mid-capitalization value strategy and managed by the mid-capitalization value team, in order to increase the proportion of mid-capitalization investments in the Portfolio and transition to a small-mid-capitalization strategy.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a security no longer meets its valuation criteria, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Initial Public Offerings Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

4

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	18.69%

Worst:	1	st quarter	2003	:	(4.79)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Russell 2500TM Value Index and the Standard & Poor's Small Cap 600 ("S&P Small Cap 600")/Citigroup Value Index. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Value Index is intended to be the comparative index for the Portfolio as it more closely reflects the types of securities in which the Portfolio invests. The S&P Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	15.75%	11.87	%(1)	N/A
Russell 2500TM Value Index	20.18%	14.26	%(2)	N/A
S&P Small Cap 600/Citigroup Value Index	19.57%	11.83	%(2)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  The Russell 2500(TM) Value Index and the S&P Small Cap 600/Citigroup Value Index returns are for the period beginning May 1, 2002.

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ING BARON ASSET PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $8 billion.

BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

•  Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

•  Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

•  ability to grow its business substantially within a four to five year period;

•  a special business "niche" that creates unusually favorable business opportunities;

•  sustainable barriers to competition; and

•  strong management capabilities.

The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Debt Securities Risk

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Depositary Receipt Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Large Positions Risk
Liquidity Risk
Market and Company Risk
Mid-Capitalization Company Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING BARON SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: BAMCO, Inc. ("BAMCO")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Growth Investing Risk
Large Positions Risk
Market and Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or

7

temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	17.66%

Worst:	2	nd quarter	2006	:	(4.22)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Russell 2000® Index. The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	15.54%	14.38	%(1)	N/A
Russell 2000® Index	18.37%	11.10	%(2)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  The Russell 2000® Index return is for the period beginning May 1, 2002.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO
Sub-Advisers: Columbia Management Advisors, LLC ("CMA")

>  Investment Objective

Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

8

>  Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. The Portfolio may also invest in real estate investment trusts, foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds ("ETFs").

The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

•  fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

•  various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

•  a company's current operating margins relative to its historic range; and

•  indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the Portfolio.

The management team may sell a security when its price reaches a target set by the team, if there is deterioration in the company's financial situation, when the management team believes other investments are more attractive or for other reasons.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Depositary Receipt Risk
Equity Securities Risk
Foreign Investment Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

9

ING DAVIS VENTURE VALUE PORTFOLIO
Sub-Adviser: Davis Selected Advisers, L.P. ("Davis")

>  Investment Objective

Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities.

Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value.

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•  Proven track record

•  Significant personal ownership in business

•  Intelligent allocation of capital

•  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability
•  Strong balance sheet

•  Low cost structure / low debt

•  High after-tax returns on capital

•  High quality of earnings

Strategic Positioning for the Long Term

•  Non-obsolescent products / services

•  Dominant or growing market share in a growing market

•  Global presence and brand names

Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified portfolio would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, Davis invests the Portfolio's assets across several industries, which may help reduce this risk.

Davis may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Debt Securities Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk

10

Headline Risk
Industry Focus Risk
Manager Risk
Market and Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	18.56%

Worst:	3	rd quarter	2002	:	(23.58)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

11

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	14.19%	6.62%	6.74	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as the ING Salomon Brothers Fundamental Value Portfolio. Effective October 31, 2005, the Portfolio's principal investment strategies changed.

(3)  The S&P 500® Index return is for the period beginning December 1, 2001.

ING FUNDAMENTAL RESEARCH PORTFOLIO
Sub-Adviser: ING Investment Management Co. ("ING IM")

>  Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio normally invests at least 65% of its total assets in common stocks and securities convertible into common stock. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio seeks to invest principally in common stocks that ING IM believes have significant potential for capital appreciation. The Portfolio may also invest in initial public offerings ("IPOs") and derivative instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds ("ETFs") to the extent permitted under the Investment Company Act of 1940 ("1940 Act"), as amended, and the rules and regulations thereunder.

ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the stocks it considers the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

•  normally emphasizes stocks of larger companies;

•  may also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

•  utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Initial Public Offering Risk
Market and Company Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

12

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.44%

Worst:	3	rd quarter	2002	:	(17.59)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	12.49%	5.31%	5.07	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the Portfolio's principal investment strategies changed.

(3)  The S&P 500® Index return is for the period beginning December 1, 2001.

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ING JPMORGAN INTERNATIONAL PORTFOLIO
Sub-Adviser: JPMorgan Asset Management (U.K.) Limited ("JPMAM (UK)")

>  Investment Objective

Long-term growth of capital.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

JPMAM (UK) may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio, during periods of unusual cash flows, may invest more than 5% of the Portfolio's assets in index options, futures and ETF's.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Market and Company Risk
Other Investment Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

14

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	30.92%

Worst:	3	rd quarter	2002	:	(19.50)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE® Index"). The MSCI EAFE® Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia and the Far East. The index includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	22.20%	11.13%	7.37	%(1)
MSCI EAFE® Index	26.34%	14.98%	8.41	%(2)

(1)  I Class shares commenced operations on November 28, 1997.

(2)  The MSCI EAFE® Index return is for the period beginning December 1, 1997.

ING JPMORGAN MID CAP VALUE PORTFOLIO
Sub-Adviser: J.P. Morgan Investment Management Inc. ("JPMIM")

>  Investment Objective

Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (under normal circumstances) in equity securities of mid-capitalization companies. JPMIM defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any changes in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

15

JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipt Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Investment Style Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	14.13%

Worst:	3	rd quarter	2003	:	(1.95)%

16

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	16.84%	14.14	%(1)	N/A
Russell Midcap® Value Index	20.22%	15.23	%(2)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  The Russell Midcap® Value Index return is for the period beginning May 1, 2002.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
Sub-Adviser: ClearBridge Advisors, LLC ("ClearBridge")

>  Investment Objective

Long-term growth of capital.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its net assets, plus any borrowing for investment purposes, under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies that ClearBridge believes are experiencing or will experience growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500® Composite Stock Price Index ("S&P 500 Index"). The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the portfolio's assets may be invested in the securities of such companies. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

ClearBridge emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. ClearBridge focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, ClearBridge considers whether the company may benefit from:

•  new technologies, products or services;

•  new cost reducing measures;

•  changes in management; and

•  favorable changes in government regulations.

The Portfolio may invest directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

ClearBridge may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce

17

the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipt Risk
Emerging Growth Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Issuer Concentration Risk
Market and Company Risk
Mid-Capitalization Company Risk
Over-the-Counter Investment Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	34.33%

Worst:	3	rd quarter	2001	:	(30.81)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Russell 3000® Growth Index and the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500® Index is an

18

unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	10.29%	3.81%	2.41	%(1)
Russell 3000® Growth Index	9.46%	3.02%	3.11	%(3)
S&P 500® Index	15.79%	6.19%	6.10	%(3)

(1)  I Class shares commenced operations on November 28, 1997.

(2)  Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company and was known as the ING MFS Emerging Equities Portfolio.

(3)  The Russell 3000® Growth Index and the S&P 500® Index returns are for the period beginning December 1, 1997.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO
Sub-Adviser: ClearBridge Advisors, LLC ("ClearBridge")

>  Investment Objective

Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large-capitalization companies are considered to be companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large-capitalization companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

ClearBridge emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential. ClearBridge then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies listed.

In selecting individual companies for investment, ClearBridge considers:

•  favorable earnings prospectus;

•  technological innovation;

•  industry dominance;

•  competitive products and services;

•  global scope;

•  long-term operating history;

•  consistent and sustainable long-term growth in dividends and earnings per share;

•  strong cash flow;

•  high return on equity;

•  strong financial condition; and

•  experienced and effective management.

The Portfolio may invest in foreign securities (including emerging market securities) directly or through depositary receipts.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

ClearBridge may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

19

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Depositary Receipt Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Over-the-Counter Investment Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2004	:	11.54%

Worst:	3	rd quarter	2004	:	(9.91)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performing to that of two broad measures of market performance — the Russell 1000® Growth Index and Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Growth Index is an index of common stocks designed to track performance of large

20

capitalization companies with greater than average growth orientation. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	4.19%	10.03	%(1)	N/A
Russell 1000® Growth Index	9.07%	11.50	%(3)	N/A
S&P 500® Index	15.79%	14.70	%(3)	N/A

(1)  I Class shares commenced operations on May 1, 2003.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Growth Index and the S&P 500® Index returns are for the period beginning May 1, 2003.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
Sub-Adviser: Lord, Abbett & Co. LLC ("Lord Abbett")

>  Investment Objective

High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy.

U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as:

•  Federal Home Loan Bank;

•  Federal Home Loan Mortgage Corporation;

•  Federal National Mortgage Association;

•  Federal Farm Credit Bank; and

•  Government National Mortgage Association.

The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. U.S. government securities also include certain mortgage-related securities that may be sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

In managing the Portfolio, Lord Abbett:

•  seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond® Index; and

•  seeks to construct a portfolio with an average duration ranging between three and eight years.

The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging

21

purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.

The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Debt Securities Risk
Derivatives Risk
Interest Rate Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Portfolio Turnover Risk
Prepayment or Call Risk
Price Volatility Risk
U.S. Government Securities & Obligations Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO
Sub-Adviser: Neuberger Berman Management Inc. ("Neuberger Berman")

>  Investment Objective

Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap® Index. As of December 31, 2006, the capitalization of companies represented by the Russell Midcap® Index ranged between $1.2 billion and $21.4 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $18.4 billion.

In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

•  strong fundamentals, such as a company's financial, operational, and competitive positions;

•  relatively high operating profit margins and returns; and

•  historically low valuation.

22

Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING NEUBERGER BERMAN REGENCY PORTFOLIO
Sub-Adviser: Neuberger Berman Management Inc. ("Neuberger Berman")

>  Investment Objective

Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap® Index. As of December 31, 2006, the capitalization of companies represented by the Russell Midcap® Index ranged between $1.2 billion and $21.4 billion.

In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

•  above-average returns on invested capital;

23

•  historically low valuation; and

•  solid balance sheets.

From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.

The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Leveraging Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Sector Allocation Risk
Securities Lending Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full year of performance as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING OPCAP BALANCED VALUE PORTFOLIO
Sub-Adviser: Oppenheimer Capital LLC ("OpCap")

>  Investment Objective

Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

24

To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed-income securities, instead of stocks when it thinks that:

•  common stocks in general appear to be overvalued;

•  debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality; or

•  it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
High-Yield, Lower-Grade Debt Securities Risk
Industry Focus Risk
Interest Rate Risk
Market and Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

25

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.43%

Worst:	2	nd quarter	2002	:	(15.53)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Lehman Brothers® Intermediate Government/Credit Bond Index and a composite index — consisting of 60% S&P 500® Index/40% Lehman Brothers® Intermediate Index Government/Credit Bond Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers® Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers® Intermediate Government and Credit Bond indices, including U.S. government treasury and agency securities as well as corporate and yankee bonds. The 60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index is a combination of the S&P 500® Index and the Lehman Brothers® Intermediate Government/Credit Bond Index. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	10.75%	5.41%	5.09	%(1)
S&P 500® Index	15.79%	6.19%	6.27	%(2)
Lehman Brothers® Intermediate Government/Credit Bond Index	4.08%	4.53%	4.34	%(2)
60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index	13.20%	5.84%	5.86	%(2)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  The S&P 500® Index, the Lehman Brothers® Intermediate Government/Credit Bond Index and the 60% S&P 500® Index/40% Lehman Brothers® Intermediate Government/Credit Bond Index returns are for the period beginning December 1, 2001.

ING OPPENHEIMER GLOBAL PORTFOLIO
Sub-Adviser: OppenheimerFunds, Inc. ("Oppenheimer")

>  Investment Objective

Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently

26

emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•  stocks of small-, mid-, and large-capitalization growth-oriented companies worldwide;

•  companies that stand to benefit from global growth trends;

•  businesses with strong competitive positions and high demand for their products or services; and

•  cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Currency Risk
Emerging Growth Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
Growth Investing Risk
Industry Focus Risk
Market and Company Risk
Mid-Capitalization Company Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

27

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	15.79%

Worst:	3	rd quarter	2003	:	(5.00)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Morgan Stanley Capital International ("MSCI") World IndexSM and MSCI All Country World IndexSM. The MSCI World IndexSM is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World IndexSM is an broad-based unmanaged index of developed country and emerging market equities. The indices include the reinvestment of dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	17.98%	12.52	%(1)	N/A
MSCI World IndexSM	20.07%	11.46	%(3)	N/A
MSCI All Country World IndexSM	20.95%	12.20	%(3)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The MSCI World IndexSM and the MSCI All Country World IndexSM returns are for the period beginning May 1, 2002.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
Sub-Adviser: OppenheimerFunds, Inc. ("Oppenheimer")

>  Investment Objective

High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

•  short-, medium- and long-term foreign government and U.S. government bonds and notes;

28

•  collateralized mortgage obligations ("CMOs");

•  other mortgage-related securities and asset-backed securities;

•  participation interests in loans;

•  "structured" notes;

•  lower-grade, high-yield domestic and foreign corporate debt obligations; and

•  "zero-coupon" or "stripped" securities.

Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks.

In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

•  securities offering high current income;

•  overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

•  relative values among the three major market sectors in which the Portfolio invests.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. There can be no assurance that any of these techniques will be successful in mitigating risk.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Manager Risk
Mortgage-Related Securities Risk
Portfolio Turnover Risk

29

Prepayment or Call Risk
Sector Allocation Risk
U.S. Government Securities & Obligations Risk
Zero-Coupon Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	4.13%

Worst:	2	nd quarter	2006	:	(1.28)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Lehman Brothers® Aggregate Bond Index and the S&P/Citigroup World Government Bond Index. The Lehman Brothers® Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

30

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	8.42%	5.04	%(1)	N/A
Lehman Brothers® Aggregate Bond Index	4.33%	3.17	%(2)	N/A
S&P/Citigroup World Government Bond Index	6.12%	1.89	%(2)	N/A

(1)  I Class shares commenced operations on November 8, 2004.

(2)  The Lehman Brothers® Aggregate Bond Index and the S&P/Citigroup World Government Bond Index returns are for the period beginning November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO
Sub-Adviser: Pacific Investment Management Company LLC ("PIMCO")

>  Investment Objective

Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated below investment grade but rated at least B or higher by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or by Fitch IBCA Investor's Service ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities. Inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk

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Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Portfolio Turnover Risk
Prepayment or Call Risk
U.S. Government Securities & Obligations Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	3.95%

Worst:	2	nd quarter	2004	:	(2.11)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Lehman Brothers® Aggregate Bond Index. The Lehman Brothers® Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers® Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

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Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	4.21%	5.08	%(1)	N/A
Lehman Brothers® Aggregate Bond Index	4.33%	4.98	%(2)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  The Lehman Brothers® Aggregate Bond Index return is for the period beginning May 1, 2002.

ING PIONEER HIGH YIELD PORTFOLIO
Sub-Adviser: Pioneer Investment Management, Inc. ("Pioneer")

>  Investment Objective

Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer.

Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials, technology or capital goods.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds ("ETFs") and Real Estate Investment Trusts ("REITs").

The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

33

Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Prepayment or Call Risk
Real Estate Investment Trusts Risk
Sector Risk
Securities Lending Risk
Value Investing Risk
Zero-Coupon Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
Sub-Adviser: T. Rowe Price Associates Inc. ("T. Rowe Price")

>  Investment Objective

Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard & Poor's Midcap 400 Index ("S&P 400 Index") at the time of

34

purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell Midcap® Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

•  a demonstrated ability to consistently increase revenues, earnings, and cash flow;

•  capable management;

•  attractive business niches; and

•  a sustainable competitive advantage.

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate, are also considered. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Market and Company Risk
Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

35

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	20.08%

Worst:	3	rd quarter	2002	:	(18.56)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Standard & Poor's Midcap 400 Index ("S&P 400 Index") and Russell Midcap® Growth Index. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell Midcap® Growth Index as an additional benchmark. The Russell Midcap® Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	9.10%	5.67%	5.78	%(1)
S&P 400 Index	10.32%	10.89%	11.81	%(3)
Russell Midcap® Growth Index	10.66%	8.22%	8.87	%(3)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Aggressive Growth Portfolio. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies changed. Only performance since November 8, 2004 can be attributed to
T. Rowe Price.

(3)  The S&P 400 Index and the Russell Midcap® Growth Index returns are for the period beginning December 1, 2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

>  Investment Objective

Long-term capital growth, and secondarily, increasing dividend income.

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>  Principal Investment Strategies

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Market and Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

37

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1998	:	23.08%

Worst:	3	rd quarter	2002	:	(15.36)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	13.30%	5.85%	7.31	%(1)
S&P 500® Index	15.79%	6.19%	6.10	%(2)

(1)  I Class shares commenced operations on November 28, 1997.

(2)  The S&P 500® Index return is for the period beginning December 1, 1997.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO
Sub-Adviser: Templeton Investment Counsel, LLC ("Templeton")

>  Investment Objective

Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5.00% of its total assets in swap agreements, put and call options and collars.

38

When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipt Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Geographic Focus Risk
Manager Risk
Market and Company Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING THORNBURG VALUE PORTFOLIO
Sub-Adviser: Thornburg Investment Management ("Thornburg")

>  Investment Objective

Capital appreciation.

>  Principal Investment Strategies

The Portfolio invests primarily (at least 65% of its net assets) in domestic equity securities (primarily common stocks but may also include convertible securities) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of Thornburg, offer prospects for meeting the Portfolio's investment goal.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks. However, the Portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expenses, that is higher than the yield of the Standard & Poor's 500® Composite Stock Price Index.

39

Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Portfolio are:

•  price/earnings ratio;

•  undervalued assets;

•  price to book value;

•  relative earnings growth potential;

•  price/cash flow ratio;

•  industry growth potential;

•  debt/capital ratio;

•  industry leadership;

•  dividend yield;

•  dividend growth potential;

•  dividend history;

•  franchise value;

•  security and consistency of revenue stream; and

•  potential for favorable developments.

The Portfolio typically makes equity investments in the following three types of companies, in varying proportions.

•  Basic Value – stocks of companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

•  Consistent Earners – stocks of companies which, in Thornburg's opinion, are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

•  Emerging Franchises – value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in Basic Value or Consistent Earners.

The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality. The Portfolio may also invest in American Depositary Receipts.

Thornburg may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Debt Securities Risk
Depositary Receipt Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield Lower-Grade Debt Securities
Market and Company Risk
Mid-Capitalization Company Risk
Portfolio Turnover Risk
Small-Capitalization Company Risk
Value Investing Risk

40

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1999	:	29.27%

Worst:	3	rd quarter	2001	:	(27.68)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	16.84%	3.68%	5.49	%(1)
S&P 500® Index	15.79%	6.19%	6.10	%(3)

(1)  I Class shares commenced operations on November 28, 1997.

(2)  Prior to August 7, 2006 the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006. Thornburg became the sub-adviser and the Portfolio's principal investment strategies changed.

(3)  The S&P 500® Index return is for the period beginning December 1, 1997.

41

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
Sub-Adviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

>  Investment Objective

Long-term growth of capital and future income.

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000® Index. As of December 31, 2006, the capitalization of companies represented in the Russell 1000® Index ranged between $1.2 billion and $463.6 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small- and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures, and other derivatives and exchange-traded funds ("ETFs") as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

42

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	1998	:	22.71%

Worst:	3	rd quarter	2001	:	(19.27)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and Russell 1000® Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	14.51%	6.14%	4.76	%(1)
S&P 500® Index	15.79%	6.19%	6.10	%(2)
Russell 1000® Index	15.46%	6.82%	6.42	%(2)

(1)  I Class shares commenced operations on November 28, 1997.

(2)  The S&P 500® Index and the Russell 1000® Index returns are for the period beginning December 1, 1997.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO
Sub-Adviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

>  Investment Objective

Seeks long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. small capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. UBS Global AM considers small capitalization companies to be those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Portfolio may invest up to 20% of its net assets in foreign securities. The Portfolio may (but is not required to) use forward currency contracts, options, futures, and other derivatives and exchange-traded funds ("ETFs") as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities. The Portfolio may invest in emerging

43

growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio will invest in companies within its capitalization range as described above. However, the Portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Portfolio is not required to dispose of the security.

The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the Portfolio's ability to pursue its investment objective. UBS Global AM actively manages the Portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Small-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

ING VAN KAMPEN COMSTOCK PORTFOLIO
Sub-Adviser: Van Kampen

>  Investment Objective

Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. Additionally, the Portfolio may invest up to 15% of its assets in Real Estate Investment Trusts ("REITs"). The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may also invest in American Depositary Receipts ("ADRs") without limitation, and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

44

Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipt Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

45

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	16.19%

Worst:	1	st quarter	2003	:	(3.11)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance — the Russell 1000® Value Index and the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	16.19%	9.65	%(1)	N/A
Russell 1000® Value Index	22.25%	11.56	%(2)	N/A
S&P 500® Index	15.79%	8.02	%(2)	N/A

(1)  I Class shares commenced operations on May 1, 2002.

(2)  The Russell 1000® Value Index and S&P 500® Index returns are for the period beginning May 1, 2002.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
Sub-Adviser: Van Kampen

>  Investment Objective

Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of the income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce

46

the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Prepayment or Call Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of three broad measures of market performance and one composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares' performance from year to year.

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Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	14.94%

Worst:	3	rd quarter	2002	:	(17.49)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of three broad measures of market performance — the Russell 1000® Value Index, the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Lehman Brothers® U.S. Government/Credit Index and a composite index — consisting of 60% Russell 1000® Value Index/ 40% Lehman Brothers® U.S. Government/Credit Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers® U.S. Government/Credit Index is an index made up of the Lehman Brothers® Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The 60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index is a combination of the Russell 1000® Value Index and the Lehman Brothers® U.S. Government/Credit Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The table shows the returns for each period for the Russell1000® Value Index, the Lehman Brothers® U.S. Government/Credit Index and the 60% Russell1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index. Prior to April 30, 2007, the Portfolio compared its performance to the S&P 500® Index and the Russell1000® Value Index. The Portfolio changed the indices to which it compares its performance to include the Lehman Brothers® U.S. Government/Credit Index and the 60% Russell1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index along with the Russell 1000® Value Index because these indices are considered more appropriate. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years or Since Inception
I Class Return	12.67%	5.79%	5.53	%(1)
Russell 1000® Value Index	22.25%	10.86%	11.18	%(3)
Lehman Brothers® U.S. Government/Credit Index	3.78%	5.17%	4.92	%(3)
60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index	13.20%	5.84%	5.86	%(3)
S&P 500® Index	15.79%	6.19%	6.27	%(3)

(1)  I Class shares commenced operations on December 10, 2001.

(2)  Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as the ING U.S. Allocation Portfolio. On November 8, 2004, the Portfolio's principal investment strategies changed.

(3)  The Russell 1000® Value Index, the Lehman Brothers® U.S. Government/Credit Index, the 60% Russell 1000® Value Index/40% Lehman Brothers® U.S. Government/Credit Index and the S&P 500® Index returns are for the period beginning December 1, 2001.

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PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by the I Class shares of the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2006. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not applicable.

I Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Service Fees	Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
ING American Century
Large Company Value	0.80%	—	0.20	%(3)	0.00	%(4)	1.00%		—		1.00%
ING American Century Small-Mid Cap Value	1.00%	—	0.25	%(3)	0.00	%(4)	1.25%		(0.23	)%(5)	1.02%
ING Baron Asset	0.95%	—	0.10%		0.22	%(4)(6)	1.27	%(6)	(0.22	)%(6)	1.05%
ING Baron Small Cap Growth	0.85%	—	0.23	%(3)	—		1.08%		—		1.08%
ING Columbia Small Cap Value II	0.75%	—	0.10%		0.11	%(4)(6)	0.96	%(6)	—		0.96	%(6)(7)
ING Davis Venture Value	0.80%	—	0.10	%(3)	—		0.90%		—		0.90%
ING Fundamental Research	0.60%	—	0.20	%(3)	—		0.80%		(0.05)%		0.75%
ING JPMorgan International	0.80%	—	0.20	%(3)	—		1.00%		(0.00	)%(5)	1.00%
ING JPMorgan Mid Cap Value	0.75%	—	0.25	%(3)	—		1.00%		—		1.00%
ING Legg Mason Partners Aggressive Growth	0.67%	—	0.13	%(3)	0.00	%(4)	0.80%		—		0.80%
ING Legg Mason Partners Large Cap Growth	0.64%	—	0.20	%(3)	—		0.84%		—		0.84%
ING Lord Abbett U.S. Government Securities	0.47%	—	0.10%		0.11	%(6)	0.68	%(6)	(0.00)%		0.68	%(6)
ING Neuberger Berman Partners	0.60%	—	0.10%		0.04	%(6)	0.74	%(6)	(0.07	)%(6)	0.67%
ING Neuberger Berman Regency	0.75%	—	0.10%		0.25	%(6)	1.10	%(6)	(0.22	)%(6)	0.88%
ING OpCap Balanced Value	0.80%	—	0.20	%(3)	—		1.00%		—		1.00	%(7)
ING Oppenheimer Global	0.60%	—	0.06	%(3)	—		0.66%		—		0.66%
ING Oppenheimer Strategic Income	0.50%	—	0.04	%(3)	0.00	%(4)	0.54%		—		0.54%
ING PIMCO Total Return	0.50%	—	0.23	%(3)	—		0.73%		—		0.73%
ING Pioneer High Yield	0.60%	—	0.10%		0.07	%(6)	0.77	%(6)	(0.04	)%(6)	0.73%
ING T. Rowe Price Diversified Mid Cap Growth	0.64%	—	0.02	%(3)	—		0.66%		—		0.66%
ING T. Rowe Price Growth Equity	0.60%	—	0.15	%(3)	—		0.75%		—		0.75%

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Portfolio	Management Fee	Distribution (12b-1) and Shareholder Service Fees	Admin. Services Fee		Other Expenses		Total Operating Expenses		Waivers, Reimbursements and Recoupments(2)		Net Operating Expenses
ING Templeton Foreign Equity	0.80%	—	0.10%		0.11	%(6)	1.01	%(6)	(0.03	)%(6)	0.98%
ING Thornburg Value	0.65%	—	0.25	%(3)	—		0.90%		—		0.90%
ING UBS U.S. Large Cap Equity	0.70%	—	0.15	%(3)	0.00	%(4)	0.85%		—		0.85	%(7)
ING UBS U.S. Small Cap Growth	0.90%	—	0.10%		0.16	%(4)(6)	1.16	%(6)	(0.16	)%(6)	1.00	%(7)
ING Van Kampen Comstock	0.60%	—	0.25	%(3)	—		0.85%		(0.02	)%(5)	0.83%
ING Van Kampen Equity and Income	0.55%	—	0.02	%(3)	—		0.57%		—		0.57%

(1)  The table shows the estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as Adviser to the Portfolios, has agreed.

(2)  DSL, the Adviser, has entered into written expense limitation agreements with certain Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage commissions and extraordinary expenses and underlying fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years. The amount of these Portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2008. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

(3)  Under the Administrative Services Agreement between the Company and ING Funds Services, LLC, the Portfolios' administrator, ING Funds Services, LLC provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. ING Funds Services, LLC assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.

(4)  Other expenses include fees and expenses of less than .005% that were incurred indirectly by the Portfolios as a result of investing in an acquired mutual fund.

(5)  DSL has contractually agreed to waive a portion of the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING JPMorgan International Portfolio and ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2006, the advisory fee waiver for these Portfolios would equal (0.02)%, (0.00)% and (0.02)%, respectively. This advisory fee will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date. Each agreement will only renew if DSL elects to renew it.

(6)  Excludes non-recurring offering expense of 0.31% for ING Baron Asset Portfolio, 0.03% for ING Columbia Small Cap Value II Portfolio, 0.05% for ING Lord Abbett U.S. Government Securities Portfolio, 0.01% for ING Neuberger Berman Partners Portfolio, 0.28% for ING Neuberger Berman Regency Portfolio, 0.03% for ING Pioneer High Yield Portfolio, 0.23% for ING Templeton Foreign Equity Portfolio and 0.11% for ING UBS U.S. Small Cap Growth Portfolio.

(7)  A portion of the brokerage commissions that ING Columbia Small Cap Value II Portfolio, ING OpCap Balanced Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio pay is used to reduce each Portfolio's expenses. Including these reductions, the "Net Operating Expenses" for the fiscal year ended December 31, 2006 would have been 0.96%, 0.97%, 0.84% and 0.95% respectively.

Examples

The Examples are intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the I Class shares' operating expenses remain the same.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING American Century Large Company Value	$102	$318	$552	$1,225
ING American Century Small-Mid Cap Value(1)	$104	$374	$664	$1,491

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Portfolio	1 Year	3 Years	5 Years	10 Years
ING Baron Asset(1)	$107	$381	$676	$1,515
ING Baron Small Cap Growth	$110	$343	$595	$1,317
ING Columbia Small Cap Value II	$98	$306	$531	$1,178
ING Davis Venture Value	$92	$287	$498	$1,108
ING Fundamental Research(1)	$77	$250	$439	$985
ING JPMorgan International	$102	$318	$552	$1,225
ING JPMorgan Mid Cap Value	$102	$318	$552	$1,225
ING Legg Mason Partners Aggressive Growth	$82	$255	$444	$990
ING Legg Mason Partners Large Cap Growth	$86	$268	$466	$1,037
ING Lord Abbett U.S. Government Securities	$69	$218	$379	$847
ING Neuberger Berman Partners(1)	$68	$230	$405	$912
ING Neuberger Berman Regency(1)	$90	$328	$585	$1,320
ING OpCap Balanced Value	$102	$318	$552	$1,225
ING Oppenheimer Global	$67	$211	$368	$822
ING Oppenheimer Strategic Income	$55	$173	$302	$677
ING PIMCO Total Return	$75	$233	$406	$906
ING Pioneer High Yield (1)	$75	$242	$424	$950
ING T. Rowe Price Diversified Mid Cap Growth	$67	$211	$368	$822
ING T. Rowe Price Growth Equity	$77	$240	$417	$930
ING Templeton Foreign Equity(1)	$100	$319	$555	$1,234
ING Thornburg Value	$92	$287	$498	$1,108
ING UBS U.S. Large Cap Equity	$87	$271	$471	$1,049
ING UBS U.S. Small Cap Growth(1)	$102	$353	$623	$1,395
ING Van Kampen Comstock(1)	$85	$269	$469	$1,047
ING Van Kampen Equity and Income	$58	$183	$318	$714

(1)  The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

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SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investment portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk Certain Portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based on judgments made by a sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk Certain Portfolios may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Portfolios may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk Certain Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Diversification Risk A Portfolio may be classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets

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in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

Emerging Growth Risk A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.

Emerging Markets Risk Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.

Growth Investing Risk Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk To take advantage of an attractive valuation, a Portfolio may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may

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question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Industry Focus Risk To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investments by Funds-of-Funds Risk Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser and/or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented portfolios will typically underperform when value investing is in favor and vice versa.

Initial Public Offerings ("IPOs") Risk IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Issuer Concentration Risk Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's assets.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

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Manager Risk A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

Many sub-advisers of equity Portfolios employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some Portfolios that are characterized as growth or value can have greater volatility than other Portfolios managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Mid-Capitalization Company Risk Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk Certain Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules & regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). A Portfolio's purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from

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current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of a Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

Price Volatility Risk The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sector Allocation Risk The sub-adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

Securities Lending Risk A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

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U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk A Portfolio may invest in "value" stocks. A sub-adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

>  Temporary Defensive Investment Strategy

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.

ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. When political or economic factors or other extraordinary circumstances demand, the ING Columbia Small Cap Value II Portfolio may adopt a defensive strategy outside the described strategy guidelines. ING Columbia Small Cap Value II Portfolio may invest in, for temporary defensive purposes, cash or cash equivalents or short term securities. ING Fundamental Research, ING Oppenheimer Global, ING Van Kampen Equity and Income, ING Thornburg Value, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. ING Legg Mason Partners Large Cap Growth and ING Legg Mason Partners Aggressive Growth Portrolios may each invest, for temporary defensive purposes, up to 100% of their respective assets in any type of money market instrument, short-term debt securities or cash. When market conditions warrant, ING UBS Small Cap Growth Portfolio may make substantial temporary defensive investments in cash equivalents. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.

When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The ING Baron Asset Portfolio may borrow up to 5.00% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the ING Baron Asset Portfolio may not achieve its investment objective.

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ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

At times ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. government and its agencies and instrumentalities.

For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. government and agency securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment of proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, invest up to 100% of its assets in cash or cash equivalents, such as U.S. Treasury bills and other short-term U.S. government obligations or higher-grade commercial paper.

For temporary defensive purposes, including during periods of unusual cash flows, ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. ING Pioneer High Yield Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

>  Investment in U.S. Government-Related Entities

Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

>  Investment Strategies

The types of securities in which a Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Company's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Company (see back cover for address and phone number).

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their stock prices have increased to, or are higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell Stocks from the Portfolio's investment portfolio if it believes a stock no longer meets its valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies'

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historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has have returned to favor in the market and the price has increased to, or is higher than, a level, American Centry believes more accurately reflects the fair vlaue of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The portfolio managers may sell stocks from the Portfolio's investment portfolio if they believe:

•  a stock no longer meets their valuation criteria;

•  a stock's risk parameters outweigh its return opportunity;

•  more attractive alternatives are identified; or

•  specific events alter a stock's prospects.

Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.

In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.

ING BARON ASSET PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

ING BARON SMALL CAP GROWTH PORTFOLIO

In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO

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looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

The Portfolio seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of U.S. companies whose market capitalizations fall within the range of companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth.

The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

•  fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

•  various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

•  a company's current operating margins relative to its historic range; and

•  indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

ING DAVIS VENTURE VALUE PORTFOLIO

Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities.

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk (see above under ING Davis Venture Value Portfolio, Principal Investment Strategies). While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

Davis' investment philosophy is not based on momentum, market-timing or investment fads. Davis uses top-down and bottom-up research to identify long-term growth trends and evaluates risk on a company-by-company basis. Davis also seeks companies that demonstrate longevity and proven owner-oriented management, among other attributes.

ING FUNDAMENTAL RESEARCH PORTFOLIO

ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

ING JPMORGAN INTERNATIONAL PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

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ING JPMORGAN MID CAP VALUE PORTFOLIO

JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's investment portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that ClearBridge believes are experiencing or will experience growth in earnings that exceeds the average rate of earnings growth of the companies which compromise the S&P 500 Index. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

ClearBridge selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and ClearBridge's large group of equity research analysts.

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

The Portfolio normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of large-capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

ING NEUBERGER BERMAN REGENCY PORTFOLIO

The Portfolio seeks to reduce risk by diversifiying among many companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize

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investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

ING OPCAP BALANCED VALUE PORTFOLIO

While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

•  a "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;

•  a search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and

•  ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the SAI.

ING OPPENHEIMER GLOBAL PORTFOLIO

The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

The Portfolio's principal investment strategies are discussed under "Portfolio Summaries." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon

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Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.

The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.

The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

ING PIMCO TOTAL RETURN PORTFOLIO

The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

ING PIONEER HIGH YIELD PORTFOLIO

Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The Portfolio may also invest in other investment companies, including exchange-traded funds.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high-yield securities.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company. The Portfolio may also purchase foreign stocks (up to 25% of total assets), futures and options in keeping with its investment objective.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

In seeking to achieve its investment objectives, the Portfolio invests primarily in the common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

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The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

ING THORNBURG VALUE PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in domestic equity securities (primarily in common stocks, and may also invest in convertible securities) selected on a value basis. However (at least 65% of tis net assets), the Portfolio may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of Thornburg, offer prospects for meeting the Portfolio's investment goal.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks, but its investment portfolio may include stocks that, in Thornburg's opinion, provide value in a broader or different context.

Thornburg primarily uses individual company and industry analysis to make investment decisions on behalf of the Portfolio. Thornburg uses a number of criteria to identify undervalued securities, which are discussed above under "Portfolio Summaries – ING Thornburg Value Portfolio." The Portfolio typically makes equity investments in the following three types of companies, in varying proportions: Basic Value; Consistent Earners; and Emerging Franchises.

The Portfolio also may invest in foreign securities and American Depositary Receipts. Thornburg will consider for investment by the Portfolio debt securities that it believes are more attractive than equity alternatives.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

In seeking to achieve its investment objective, the Portfolio invests primarily in equity securities of U.S. small-capitalization companies, including common stock and preferred stock. The Portfolio may invest in foreign securities and may use forward currency contracts, options, futures, exchange-traded funds ("ETFs") and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum, effecient use of shareholder equity, sector-adjusted earnings yield and sales acceleration when selecting securities.

ING VAN KAMPEN COMSTOCK PORTFOLIO

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

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ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.

Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.

MANAGEMENT OF THE PORTFOLIOS

Adviser

DSL, a Delaware limited liability company, serves as the adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL, managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL has engaged a sub-adviser to provide the day-to-day management of each Portfolio's investment portfolio. DSL is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either DSL or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolios.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director", and collectively, "Directors"), acts as a "manager-of-managers" for the ING American Century Small-Mid Cap Value Portfolio, ING JPMorgan International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Large Cap Growth Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Thornburg Value Portfolio and ING UBS U.S. Small Cap Growth Portfolio (collectively, "Manager-of-Managers Portfolios"). In this capacity, DSL oversees the Manager-of-Managers Portfolios' day-to-day operations and oversees the investments activities of the Manager-of-Managers Portfolios. On May 24, 2002, the Company and ILIAC, predecessor to DSL, received exemptive relief from the SEC permitting DSL and the Company, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for each Manager-of-Managers Portfolio. The Company will notify shareholders of any change in the identity of a sub-adviser of a Manager-of-Managers Portfolio. In this event, the name of the Manager-of-Managers Portfolio and its investment strategies may also change.

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Management Fee

DSL receives a monthly fee for its services based on the average daily net assets of each of the Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual management fees paid by each Portfolio as a percentage of each Portfolio's average daily net assets:

Portfolio	Advisory Fee
ING American Century Large Company Value	0.80%
ING American Century Small-Mid Cap Value	1.00%
ING Baron Asset	0.95%
ING Baron Small Cap Growth	0.85%
ING Columbia Small Cap Value II	0.75%
ING Davis Venture Value	0.80%
ING Fundamental Research	0.60%
ING JPMorgan International	0.80%
ING JPMorgan Mid Cap Value	0.75%
ING Legg Mason Partners Aggressive Growth	0.67%
ING Legg Mason Partners Large Cap Growth	0.64%
ING Lord Abbett U.S. Government Securities	0.47%
ING Neuberger Berman Partners	0.60%
ING Neuberger Berman Regency	0.75%
ING OpCap Balanced Value	0.80%
ING Oppenheimer Global	0.60%
ING Oppenheimer Strategic Income	0.50%
ING PIMCO Total Return	0.50%
ING Pioneer High Yield	0.60%
ING T. Rowe Price Diversified Mid Cap Growth	0.64%
ING T. Rowe Price Growth Equity	0.60%
ING Templeton Foreign Equity	0.80%
ING Thornburg Value	0.65%
ING UBS U.S. Large Cap Equity	0.70%
ING UBS U.S. Small Cap Growth	0.90%
ING Van Kampen Comstock	0.60%
ING Van Kampen Equity and Income	0.55%

For information regarding the basis for the Board's approval of the advisory and sub-advisory contracts for all Portfolios, please refer to the annual shareholder report, dated December 31, 2006.

DSL is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $7.3 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

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Sub-Advisers

ING American Century Large Company Value Portfolio and ING American Century Small-Mid Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio and ING American Century Small-Mid Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2006 American Century had $103.2 billion in assets under management.

ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005. Mr. Ritter, CFA, joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Healy, CFA, joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst.

ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Steve Roth, Phillip N. Davidson, Scott A. Moore, and Michael Liss. Mr. Giele and Mr. Roth are responsible for the management of the small-capitalization assets of the Portfolio. Mr.Davidson, Mr. Moore, and Mr. Liss are responsible for the management of the mid-capitalization assets of the Portfolio. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Roth, CFA, Portfolio Manager has been a member of the Small Cap Value team since he joined the firm in 2002. Before joining American Century as an analyst, he was an equity analyst for Strong Capital Management from 2000 to 2002. Mr. Roth has managed the Portfolio since 2006 and works closely with Mr. Giele. Mr. Davidson, Chief Investment Officer-Value and Senior Vice President, joined American Century in 1993 and has managed the Portfolio since May 2006. Mr. Moore, Vice President and Senior Portfolio Manager, joined American Century in 1993 and became a portfolio manager in 1999. He has managed the Portfolio since May 2006. Mr. Liss, Vice President and Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004. He has managed the Portfolio since May 2006.

ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2006, BAMCO had over $16.6 billion in mutual fund assets under management.

Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO is the Portfolio Manager of the ING Baron Small Cap Growth Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Columbia Small Cap Value II Portfolio. The Adviser has engaged Columbia Management Advisors, LLC ("CMA"), 100 Federal Street, Boston, MA 02110, as Sub-Adviser to ING Columbia Small Cap Value II Portfolio. CMA is an SEC-registered investment adviser and indirect, wholly-owned subsidiary of Bank of America Corporation. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. CMA acts as investment adviser for individuals, corporations, private investment companies and financial institutions. As of December 31, 2006, CMA had over $345 billion in assets under management.

The following individuals share responsibility for the day-to-day management of the Portfolio.

Christian Stadlinger, P.h.D., is a senior portfolio manager for CMA with a primary focus on managing small-cap value assets. In this role, he is responsible for all research, stock selection and portfolio constructions for the Portfolio. Prior to joining CMA in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager for BlackRock Inc. from 1996 to 2002.

Jarl Ginsberg is a portfolio manager and senior research analyst for CMA. He has managed the Portfolio since inception. Mr. Ginsberg is responsible for research, stock selection and portfolio construction for the small-cap product. Prior to joining CMA, Mr. Ginsberg was a research analyst for Pilgrim, Baxter & Associates (2002-2003) and a portfolio manager and analyst for BlackRock Inc. (1998-2002).

ING Davis Venture Value Portfolio. The Adviser has engaged Davis, 2949 East Elvira Road, Suite 101, Tucson AZ 85706, as Sub-Adviser to ING Davis Venture Value Portfolio. Davis also serves as investment adviser for other mutual funds and institutional and individual clients. Davis has been an investment adviser since 1969, and as of December 31, 2006, managed approximately $98 billion in assets.

Christopher C. Davis and Kenneth C. Feinberg are primarily responsible for the day-to-day management of ING Davis Venture Value Portfolio. Mr. Davis has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds

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advised or sub-advised by Davis. Mr. Davis has served as a research analyst and portfolio manager with Davis since 1989 and has served as Chairman of Davis since 2000. Kenneth C. Feinberg has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Feinberg started with Davis as a research analyst in December 1994.

ING Fundamental Research Portfolio. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $68.05 billion in assets as of December 31, 2006.

The Portfolio is managed by Christopher F. Corapi.

Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

ING JPMorgan International Portfolio. The Adviser has engaged JPMorgan Asset Management (U.K.) Ltd., ("JPMAM (UK)") as Sub-Adviser for the Portfolio. The principal business address of JPMAM (UK) is 20 Finsbury Street, London, U.K., EC2Y 9AQ, United Kingdom. JPMAM (UK) is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2006, JPMAM (UK) and its affiliates had $247.1 billion in assets under management.

The portfolio is managed on a team-basis by JPMorgan's London-based Global Portfolios Group. This group is headed by Howard Williams, a Managing Director and senior portfolio manager. Mr. Williams has been an employee since 1994 and a senior portfolio manager for the Global Portfolios Group since it was established in 1998. James Fisher is the lead portfolio manager for all EAFE portfolios managed by this Group and is the individual primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Fisher is a Managing Director and has worked at JPMorgan and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 245 Park Avenue, New York, New York 10167, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2006, JPMIM, and its affiliates had $1.013 billion in asset under management.

Jonathan K.L. Simon, Lawrence Playford and Gloria Fu serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. Gloria Fu, Vice President, has been an employee of the firm since 2002. Before joining the team in February of 2004, Gloria previously worked at JPMorgan Securities as a sell-side analyst for Robertson Stephens covering the gaming and lodging industry. Before joining the investment industry in 2000, Gloria had direct hotel and real estate investment experience, and consulted at Arthur Andersen.

ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. The Adviser has engaged ClearBridge, 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005. Effective December 1, 2006, sub-advisory responsibilities transferred from Salomon Brothers Asset Management, Inc., a wholly-owned subsidiary of Legg Mason, Inc., to ClearBridge Advisors, LLC, also a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2006, ClearBridge managed $115.8 billion in assets.

ING Legg Mason Partners Aggressive Growth Portfolio is managed by Richard Freeman and Evan Bauman. Mr. Freeman is a Managing Director and a Portfolio Manager. Mr. Freeman has been with ClearBridge or its predecessor firms since 1983 and has more than 30 years of investment industry experience. Mr. Bauman is a Assistance Portfolio Manager and has been with ClearBridge or its predecessor firms since 1996. Mr. Bauman has more than 10 years of investment industry experience.

Alan Blake is primarily responsible for the day-to-day management of ING Legg Mason Partners Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager. Mr. Blake has been with ClearBridge or its predecessor firms since 1991 and has more than 26 years of securities business experience.

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ING Lord Abbett U.S. Government Securities Portfolio. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of December 31, 2006 of approximately $112.2 billion.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.

ING Neuberger Berman Partners Portfolio and Neuberger Berman Regency Portfolio. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of December 31, 2006, Neuberger Berman and its affiliates had approximately $126.9 billion in assets under management.

S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio and has managed the Portfolios since the inception. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.

ING OpCap Balanced Value Portfolio. The Adviser has engaged Oppenheimer Capital LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, as Sub-Adviser to ING OpCap Balanced Value Portfolio. Allianz Global Investors NY Holdings LLC is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. OpCap has operated as a registered investment adviser to investment companies, institutions, and other investors since 1975, and as of December 31, 2006, OpCap advised accounts having assets in excess of $27.5 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman has final decision-making authority over both the equity and fixed income investments for the Portfolio. Matthew Greenwald proposes securities recommendations for the fixed income side of the portfolio to Mr. Glinsman who is responsible for (i) approving all issuers the Portfolio invests in; (ii) determining the overall duration and credit quality of the Portfolio; (iii) determining the weighting of fixed income investments within the spectrum of fixed income products; and (iv) selecting fixed income investments independent of Mr. Greenwald's recommendations. Mr. Glinsman is a Managing Director and Chief Investment Officer of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for OpCap. Mr. Greenwald is a Senior Vice President and Portfolio Manager/Analyst in OpCap's fixed income group. He joined OpCap in 1989 and has been an investment professional associated with the Portfolio since December 2002.

ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. The Adviser has engaged OppenheimerFunds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. OppenheimerFunds, Inc. has operated as an investment advisor since January 1960. As of December 31, 2006, Oppenheimer, including subsidiaries and controlled affiliates managed over $235 billion in assets.

ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman. Mr. Bhaman has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

ING Oppenheimer Strategic Income Portfolio is managed by Arthur P. Steinmetz. Mr. Steinmetz has been a Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2006, PIMCO had approximately $667.8 billion in assets under management. William H. Gross manages the Portfolio. William H. Gross, CFA, portfolio manager, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience. He has managed the Portfolio since May 1, 2007.

ING Pioneer High Yield Portfolio. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to ING Pioneer High Yield Portfolio. Pioneer is an indirect, wholly-owned subsidiary of Unicredito Italiano S.p.A. As of December 31, 2006, assets under management were approximately $294 billion worldwide, including over $75 billion in assets under management by Pioneer.

Andrew Feltus and Tracy Wright are jointly responsible for the day-to-day management of the Portfolio. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The

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portfolio mangers may also draw upon the research and investment management expertise of the global research team. Mr. Feltus, a vice president of Pioneer joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer as an analyst in 2004. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors from 2001 - 2004.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed $334.7 billion as of December 31, 2006, for individual and institutional investors, retirement plans and financial intermediaries.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997.

ING Templeton Foreign Equity Portfolio. The Adviser has engaged Templeton, 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. Templeton and its affiliates reported a total of $552.9 billion, assets under management as of December 31, 2006.

Gary P. Motyl, Peter A. Nori, Antonio T. Docal, Cindy L. Sweeting and Matthew R. Nagle serve as the management team for ING Templeton Foreign Equity Portfolio. Mr. Motyl and Ms. Sweeting have managed the portfolio since its inception and Mr. Nori, Mr. Docal and Mr. Nagle have managed the Portfolio since November 2006.

Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments, and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981. Mr. Nori, Mr. Docal, Ms. Sweeting and Mr. Nagle have secondary portfolio management responsibilities. Mr. Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Docal, Senior Vice President, joined Franklin Templeton Investments in 2001 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Ms. Sweeting, Executive Vice President and Director of Research of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Mr. Nagle, Assistant Portfolio Manager and Research Analyst, joined Franklin Templeton Investments in 2003, and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment. Prior to joining Templeton, Mr. Nagle worked as an associate sell-side analyst for Sanford C. Bernstein & Co. in New York City beginning in July 2000.

ING Thornburg Value Portfolio. The Adviser has engaged Thornburg Investment Management ("Thornburg"), 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg, established in 1982 by Garrett Thornburg, is an employee-owned investment firm with $33.7 billion assets under management as of December 31, 2006 in seven fixed income funds, five equity mutual funds, and separate accounts for institutions and individuals.

William V. Fries, CFA, a Managing Director of Thornburg, has served as a co-portfolio manager of the Portfolio since August 2006, when Thornburg was engaged to manage the Portfolio, replacing Massachusetts Financial Services Company. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Edward Maran, CFA, a Managing Director of Thornburg has served as a co-portfolio manager of the Portfolio since August 2006. Mr. Maran joined Thornburg as an associate portfolio manager in 2002 and was named a Managing Director in 2005.

Connor Browne, CFA, a Managing Director of Thornburg has served as a co-portfolio manager of the Portfolio since August 2006. Mr. Browne joined Thornburg in August of 2001 as an associate portfolio manager and was named a Managing Director in 2005.

ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2006 UBS Global AM managed approximately $142.9 billion in assets.

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Paul Graham and David Wabnik are ING UBS U.S. Small Cap Growth's portfolio managers and each of them are jointly and primarily responsible for the day-to-day management of the Portfolio.The portfolio managers work with three dedicated small cap growth analysts, as well as have access to various other investment professionals within the Growth Equities Department. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the head of US Growth Equities at UBS Global AM. Mr. Graham has been an employee of UBS Global AM since 1994, a Managing Director of UBS Global AM since 2003, and portfolio manager of the Portfolio since its inception.

David Wabnik is a Senior Portfolio Manager at UBS Global AM. Mr. Wabnik has been an employee of UBS Global AM since 1995, an Executive Director of UBS Global AM since 2001 and portfolio manager of the Portfolio since its inception.

Investment decisions for the ING UBS U.S. Large Cap Equity Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the Portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the Portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1991. Mr. Leonard has access to certain members of the N.A. Equities Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.

ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $492 billion in assets under management as of December 31, 2006. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.

ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Mark Laskin and Thomas Bastian. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

James Gilligan, Managing Director, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder, Executive Director, has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli, Vice President, has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Mr. Laskin, Executive Director, has worked for Van Kampen since 2000 and has managed the Portfolio since January 2007. Mr. Bastian, Executive Director, has managed the Portfolio since 2004.

The composition of each team may change without notice from time to time.

Each sub-adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each sub-adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each sub-adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each sub-adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

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MORE INFORMATION

>  Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

>  A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5.00% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

>  Fundamental Investment Policies

The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategies, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information ("SAI"). This means they may not be modified or changed without a vote of the shareholders.

>  Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.

>  Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Company at 1-800-262-3862, or downloading it from the SEC's website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD" or "Distributor"). IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

IFD is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to May 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

>  Additional Information Regarding the Classes of Shares

Each Portfolio's shares are classified into Adviser Class, I Class, and Service Class, shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the I Class shares are offered by this Prospectus.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios' adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

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The distributing broker-dealer for these Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Interests of the Holders of Variable Insurance Contracts and Policies and Qualified Retirement Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and the Underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by each Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

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When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  foreign securities, where a foreign security whose value as of the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE or the closing value is otherwise deemed unreliable;

•  securities of an issuer that has entered into a restructuring;

•  securities whose trading has been halted or suspended;

•  fixed-income securities that have gone into default and for which there are no current market value quotation; and

•  securities that are restricted to transfer or resale.

The Portfolios or Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio's shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and each sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

74

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's investment portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., a Portfolio will post the quarter ending June 30 holdings on August 1.) Each Portfolio's investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

TAXES AND DISTRIBUTIONS

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its investment company taxable income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of

75

the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

PERFORMANCE

Performance of Similarly Managed Mutual Funds. ING American Century Large Company Value Portfolio, ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Davis Venture Value Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Oppenheimer Strategic Income Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Templeton Foreign Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, and ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, CMA, Davis, Lord Abbett, Neuberger Berman, Oppenheimer, Pioneer, T. Rowe Price, Templeton, UBS Global AM or Van Kampen, as the case may be.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds are presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

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The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2006, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century Large Company Value Fund—Inv. Class (ALVIX) (Comparable to ING American Century Large Cap Value)	19.81%	12.56%	9.74%	7.95	%(2)
Russell 1000® Value Index	22.25%	15.09%	10.86%	7.05	%(2)
S&P 500® Index	15.79%	10.44%	6.19%	2.52	%(2)
Baron Asset Fund (BARAX) (Comparable to ING Baron Asset)	14.64%	17.90%	10.80%	9.35%
Russell Midcap® Index	15.26%	16.00%	12.88%	12.14%
Columbia Small Cap Value Fund II—Class Z (NSVAX) (Comparable to ING Columbia Small Cap Value II)	16.99%	16.55%	N/A	14.18	%(3)
Russell 2000® Value Index	23.48%	16.48%	N/A	13.45	%(3)
Davis NY Venture Fund—(NYVTX) (Comparable to ING Davis Venture Value)	15.12%	12.71%	9.44%	10.67%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (LAGVX) (Comparable to ING Lord Abbett U.S. Government Securities)	3.59%	3.20%	4.16%	5.40%
Lehman Brothers Government Bond® Index	3.48%	3.20%	4.64%	6.01%
Neuberger Berman Partners Fund—Inv. (NPRTX) (Comparable to ING Neuberger Berman Partners)	13.19%	16.77%	10.21%	8.91%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Neuberger Berman Regency Fund—Inv. (NBRVX) (Comparable to ING Neuberger Berman Regency)	11.55%	15.34%	12.98%	13.34	%(4)
Russell Midcap Value® Index	20.22%	18.77%	15.88%	12.18	%(4)
Oppenheimer Strategic Income Fund—Class Y (OSIYX) (Comparable to ING Oppenheimer Strategic Income)	8.06%	7.36%	9.57%	6.66	%(5)
Lehman Brothers Aggregate Bond Index	4.33%	3.70%	5.06%	5.77	%(5)
S&P/Citigroup World Government Bond Index	6.12%	2.93%	8.41%	5.75	%(5)
Pioneer High Yield Fund—Class A (TAHYX) (Comparable to ING Pioneer High Yield)	10.60%	6.51%	9.21%	10.49	%(6)
Merrill Lynch High Yield Master II Index	11.77%	8.38%	9.86%	5.70	%(6)
Merrill Lynch Convertible Bonds (Speculative Quality) Index	17.15%	8.49%	11.28%	8.03	%(6)
Advanced Capital I Equity Growth Fund—Class I (ADEGX)	9.39%	11.24%	7.92%	10.54%
S&P 400 Index	10.32%	13.09%	10.89%	13.47%
Russell MidCap® Growth Index	10.66%	12.73%	8.22%	8.62%
T. Rowe Price Diversified Mid-Cap Growth Fund (PRDMX) (Comparable to ING T. Rowe Price Diversified Mid Cap Growth)	8.74%	10.68%	N/A	10.68	%(7)
S&P 400 Index	10.32%	13.09%	10.89%	13.09	%(7)
Russell MidCap® Growth Index	10.66%	12.73%	8.22%	12.73	%(7)
Templeton Institutional Foreign Equity Fund—Class I (TFEQX) (Comparable to ING Templeton Foreign Equity )	29.04%	21.14%	16.65%	10.82%
MSCI EAFE® Index	26.34%	19.93%	14.98%	7.71%

77

	1 Year	3 Years	5 Years	10 Years (or since inception)
UBS U.S. Small Cap Growth Fund (BISCX) (Comparable to ING UBS U.S. Small Cap Growth)	8.59%	8.70%	8.69%	8.24	%(8)
Russell 2000® Growth Index	13.35%	10.51%	6.93%	2.95	%(8)
Van Kampen Equity and Income Fund—Class A (ACEIX) (Comparable to ING Van Kampen Equity and Income)	12.53%	10.69%	8.72%	11.04%
S&P 500® Index	15.79%	10.44%	6.19%	8.42%
Russell 1000® Value Index	22.25%	15.09%	10.86%	11.00%

(1)   The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers Government Bond Index is a market value weighted index designed to measure the performance of U.S. government and government agency securities, less mortgage type securities, with maturities of one year or more. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)  Portfolio commenced operations on July 30, 1999. The index returns are for the period beginning August 1, 1999.

(3)  Portfolio commenced operations on April 30, 2002. The index return is for the period beginning April 30, 2002.

(4)  Portfolio commenced operations on June 1, 1999. The index return is for the period beginning June 1, 1999.

(5)  Portfolio commenced operations on January 26, 1998. The index returns are for the period beginning February 1, 1998.

(6)  Portfolio commenced operations on February 12, 1998. The index returns are for the period beginning February 1, 1998.

(7)  Portfolio commenced operations on December 31, 2003. The index returns are for the period beginning December 31, 2003.

(8)  Portfolio commenced operations on September 30, 1997. The index return is for the period beginning October 1, 1997.

78

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's I Class shares' financial performance for the past five years (or, if shorter, for the period of the Class' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

		I Class
		Year Ended December 31,
ING American Century Large Company Value Portfolio		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$14.24		14.22		13.03	9.97	12.90
Income (loss) from investment operations:
Net investment income		$0.26	*	0.21		0.17	0.06	0.03
Net realized and unrealized gain (loss) on investments		$2.42		0.00	**	1.15	3.09	(2.94)
Total from investment operations		$2.68		0.21		1.32	3.15	(2.91)
Less distributions:
Net investment income		$0.14		0.19		0.13	0.09	0.01
Net realized gain on investments		$0.75		—		—	—	0.01
Total distributions		$0.89		0.19		0.13	0.09	0.02
Net asset value, end of year		$16.03		14.24		14.22	13.03	9.97
Total Return(1)%		19.58		1.51		10.24	31.74	(22.59)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$82,254		39,624		2,956	1,077	35
Ratios to average net assets:
Expenses	%	1.00		1.00		1.00	1.00	1.00
Net investment income	%	1.73		1.50		1.39	1.20	0.98
Portfolio turnover rate	%	56		105		38	38	47

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average numbers of shares outstanding throughout the period.

**  Amount is less than $0.005.

	I Class
ING American Century	Year Ended December 31,					May 1, 2002(1) to December 31,
Small-Mid Cap Value Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.77		12.24	10.77	8.16	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.06	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	$1.75		0.94	2.28	2.89	(1.84)
Total from investment operations	$1.84		1.00	2.31	2.91	(1.83)
Less distributions:
Net investment income	$0.00	**	0.05	0.02	0.03	0.01
Net realized gain on investments	$0.03		1.42	0.82	0.27	—
Total distributions	$0.03		1.47	0.84	0.30	0.01
Net asset value, end of period	$13.58		11.77	12.24	10.77	8.16
Total Return(2)%	15.75		8.17	21.61	35.84	(18.36)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$48,088		46,237	28,433	8,007	669
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.22		1.30	1.30	1.32	1.40
Gross expenses prior to expense reimbursement(3)%	1.25		1.30	1.30	1.40	1.40
Net investment income after expense reimbursement(3)%	0.71		0.61	0.35	0.53	0.48
Portfolio turnover rate %	156		101	107	137	70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average shares outstanding throughout the period.

**  Amount is less than $0.005.

79

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

I Class
ING Baron Asset Portfolio	January 3, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.00)*
Net realized and unrealized gain on investments	$1.14
Total from investment operations	$1.14
Net asset value, end of period	$11.14
Total Return(2)%	11.40
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,583
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.05
Gross expenses prior to expense reimbursement(3)%	1.58
Net investment loss after expense reimbursement(3)(4)%	(0.05)
Portfolio turnover rate %	23

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is more than $(0.005).

	I Class
	Year Ended December 31,					May 1, 2002(1) to December 31,
ING Baron Small Cap Growth Portfolio	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$16.21	15.06		11.74	8.77	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.14	)*	(0.07)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	$2.51	1.29		3.39	3.02	(1.20)
Total from investment operations	$2.49	1.15		3.32	2.97	(1.23)
Less distributions:
Net realized gain on investments	$0.15	—		—	—	—
Total distributions	$0.15	—		—	—	—
Net asset value, end of period	$18.55	16.21		15.06	11.74	8.77
Total Return(2)%	15.54	7.64		28.28	33.87	(12.30)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$130,780	81,664		29,954	10,522	706
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.08	1.20		1.20	1.21	1.25
Gross expenses prior to brokerage commission recapture(3)%	1.08	1.25		1.20	1.25	1.25
Net investment loss after brokerage commission recapture(3)%	(0.13)	(0.87)		(0.71)	(0.90)	(1.01)
Portfolio turnover rate %	15	11		19	19	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

80

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

I Class
ING Columbia Small Cap Value II Portfolio	April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.05
Net realized and unrealized income on investments	$0.12
Total from investment operations	$0.17
Net asset value, end of period	$10.17
Total Return(2)%	1.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,698
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.96
Net expenses prior to brokerage commission recapture %	0.99
Gross expenses prior to brokerage commission recapture(3)%	0.99
Net investment income after brokerage commission recapture(3)%	0.78
Portfolio turnover rate %	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

		I Class
		Year Ended December 31,
ING Davis Venture Value Portfolio		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.79		18.09		16.64	12.00		16.01
Income (loss) from investment operations:
Net investment income (loss)		$0.18	†	0.06	†	0.05	(0.03	)†	0.10
Net realized and unrealized gain (loss) on investments		$2.34		0.66		1.40	4.92		(4.01)
Total from investment operations		$2.52		0.72		1.45	4.89		(3.91)
Less distributions:
Net investment income		$0.01		0.02		—	0.25		0.01
Net realized gain on investments		$1.43		—		—	—		0.09
Total distributions		$1.44		0.02		—	0.25		0.10
Net asset value, end of year		$19.87		18.79		18.09	16.64		12.00
Total Return(1)%		14.19		4.10		8.71	41.06		(24.42)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$59,749		3,108		3,295	2,102		62
Ratios to average net assets:
Expenses	%	0.90		1.07		1.10	1.10		1.10
Net investment income (loss)%		0.94		0.33		0.31	(0.21)		2.13
Portfolio turnover rate	%	6		110		33	105		114

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

81

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
	Year Ended December 31,
ING Fundamental Research Portfolio	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$9.10		8.71		7.97	6.30	8.16
Income (loss) from investment operations:
Net investment income	$0.10	†	0.07	†	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	$1.02		0.44		0.73	1.70	(1.89)
Total from investment operations	$1.12		0.51		0.80	1.74	(1.86)
Less distributions:
Net investment income	$0.03		0.12		0.06	0.07	0.00 *
Net realized gain on investments	$0.15		—		—	—	0.00 *
Total distributions	$0.18		0.12		0.06	0.07	0.00
Net asset value, end of year	$10.04		9.10		8.71	7.97	6.30
Total Return(1)%	12.49		5.90		10.19	27.74	(22.76)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$59,969		10,591		4,047	650	199
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.76		0.80		0.80	0.80	0.80
Gross expenses prior to expense reimbursement %	0.80		0.80		0.80	0.80	0.80
Net investment income after expense reimbursement(2)%	1.10		0.78		1.33	1.03	1.08
Portfolio turnover rate %	194		220		91	35	60

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

		I Class
ING JPMorgan		Year Ended December 31,
International Portfolio		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.43		12.31		10.47	8.16	10.03
Income (loss) from investment operations:
Net investment income		$0.20	*	0.17	*	0.18	0.14	0.06 *
Net realized and unrealized gain (loss) on investments		$2.77		1.04		1.79	2.26	(1.88)
Total from investment operations		$2.97		1.21		1.97	2.40	(1.82)
Less distributions:
Net investment income		$0.14		0.09		0.13	0.09	0.05
Total distributions		$0.14		0.09		0.13	0.09	0.05
Net asset value, end of year		$16.26		13.43		12.31	10.47	8.16
Total Return(1)%		22.20		9.95		18.89	29.45	(18.08)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$941,150		352,116		374,309	338,566	282,054
Ratios to average net assets:
Net expenses after expense reimbursement	%	1.00		1.00		1.00	1.00	1.00
Gross expenses prior to expense reimbursement	%	1.00		1.00		1.00	1.00	1.00
Net investment income after expense reimbursement	%	1.32		1.38		1.46	1.56	0.65
Portfolio turnover rate	%	22		8		12	23	174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

82

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
ING JPMorgan	Year Ended December 31,					May 1, 2002(1) to December 31,
Mid Cap Value Portfolio	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.02		13.93	11.91	9.24	10.00
Income (loss) from investment operations:
Net investment income	$0.14		0.08	0.04	0.05	0.02
Net realized and unrealized gain (loss) on investments	$2.21		1.14	2.44	2.75	(0.75)
Total from investment operations	$2.35		1.22	2.48	2.80	(0.73)
Less distributions:
Net investment income	$0.00	*	0.08	0.04	0.05	0.03
Net realized gain on investments	$0.11		1.05	0.42	0.08	—
Total distributions	$0.11		1.13	0.46	0.13	0.03
Net asset value, end of period	$16.26		14.02	13.93	11.91	9.24
Total Return(2)%	16.84		8.71	20.88	30.31	(7.30)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$125,602		80,426	55,163	16,662	957
Ratios to average net assets:
Expenses(3)%	1.03		1.10	1.10	1.10	1.10
Net investment income(3)%	1.08		0.67	0.49	1.04	0.85
Portfolio turnover rate %	44		52	45	44	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

		I Class
ING Legg Mason Partners		Year Ended December 31,
Aggressive Growth Portfolio		2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$44.52		39.95	36.41	26.35		40.73
Income (loss) from investment operations:
Net investment income (loss)		$(0.02	)*	(0.15)	0.03	(0.14	)*	(0.11)
Net realized and unrealized gain (loss) on investments		$4.60		4.72	3.51	10.20		(14.27)
Total from investment operations		$4.58		4.57	3.54	10.06		(14.38)
Net asset value, end of year		$49.10		44.52	39.95	36.41		26.35
Total Return(1)%		10.29		11.44 †	9.72	38.18		(35.31)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,155,244		531,343	575,903	610,593		452,465
Ratios to average net assets:
Expenses	%	0.80		0.81	0.82	0.83		0.82
Net investment income (loss)%		(0.05)		(0.33)	0.06	(0.46)		(0.31)
Portfolio turnover rate	%	6		10	3	0		174

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

†  In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

83

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
	Year Ended December 31,					May 1, 2003(1) to December 31,
ING Legg Mason Partners Large Cap Growth Portfolio	2006	2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$11.66	12.28		12.13		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.00	*	0.00	*	(0.02)
Net realized and unrealized gain on investments	$0.45	0.53		0.71		2.15
Total from investment operations	$0.46	0.53		0.71		2.13
Less distributions:
Net realized gain on investments	$0.18	1.15		0.56		—
Total distributions	$0.18	1.15		0.56		—
Net asset value, end of period	$11.94	11.66		12.28		12.13
Total Return(2)%	4.19	5.24		6.69		21.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,283	18,673		18,587		1
Ratios to average net assets:
Expenses(3)%	0.84	0.84		0.89		0.90
Net investment income (loss)(3)%	0.10	0.01		0.04		(0.26)
Portfolio turnover rate %	14	27		291		116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

I Class
ING Lord Abbett U.S. Government	January 3, 2006(1) to December 31,
Securities Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	$0.45 *
Net realized and unrealized loss on investments	$(0.07)
Total from investment operations	$0.38
Less distributions:
Net investment income	$0.45
Total distributions	$0.45
Net asset value, end of period	$9.93
Total Return(2)%	3.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$35,253
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.73
Net expense before interest expense on reverse repurchase agreements and after expense reimbursements(3)(4)%	0.72
Gross expenses prior to expense reimbursement(3)%	0.73
Net investment income after expense reimbursement(3)(4)%	4.55
Portfolio turnover rate %	699

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average shares outstanding throughout the period.

84

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

I Class
ING Neuberger Berman	January 19, 2006(1) to December 31,
Partners Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.20
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments	$0.67
Total from investment operations	$0.73
Net asset value, end of period	$10.93
Total Return(2)%	7.16
Ratios and Supplemental Data:
Net assets, end of period (000's)	$232,030
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.67
Gross expenses prior to expense reimbursement(3)%	0.75
Net investment income after expense reimbursement(3)(4)%	0.65
Portfolio turnover rate %	111

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

I Class
January 3, 2006(1) to December 31,
ING Neuberger Berman Regency Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments	$0.68
Total from investment operations	$0.74
Less distributions from:
Net investment income	$0.05
Net realized gain on investments	$0.03
Total distributions	$0.08
Net asset value, end of period	$10.66
Total Return(2)%	7.35
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,087
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.88
Gross expenses prior to expense reimbursement(3)%	1.38
Net investment income after expense reimbursement(3)(4)%	0.62
Portfolio turnover rate %	36

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

85

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

		I Class
ING OpCap Balanced		Year Ended December 31,
Value Portfolio		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.78	13.47	12.32	9.66	12.40
Income (loss) from investment operations:
Net investment income		$0.17	0.11	0.14	0.10	0.07
Net realized and unrealized gain (loss) on investments		$1.29	0.29	1.15	2.84	(2.68)
Total from investment operations		$1.46	0.40	1.29	2.94	(2.61)
Less distributions:
Net investment income		$0.19	0.09	0.14	0.28	0.01
Net realized gain on investments		$—	—	—	—	0.12
Total distributions		$0.19	0.09	0.14	0.28	0.13
Net asset value, end of year		$15.05	13.78	13.47	12.32	9.66
Total Return(1)%		10.75	2.98	10.58	30.72	(21.06)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,459	4,204	4,046	1,064	196
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.97	1.00	1.00	1.00	1.00
Gross expenses prior to brokerage commission recapture	%	1.00	1.00	1.00	1.00	1.00
Net investment income after brokerage commission recapture	%	1.30	0.82	0.59	1.12	2.11
Portfolio turnover rate	%	79	80	110	125	133

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

	I Class
	Year Ended December 31,							May 1, 2002(1) to December 31,
ING Oppenheimer Global Portfolio	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.17		12.80		11.23	8.40		10.00
Income (loss) from investment operations:
Net investment income	$0.15	†	0.14	†	0.01	0.00	*	0.02
Net realized and unrealized gain (loss) on investments	$2.39		1.60		1.69	2.83		(1.62)
Total from investment operations	$2.54		1.74		1.70	2.83		(1.60)
Less distributions:
Net investment income	$0.01		0.12		0.01	0.00	*	—
Net realized gain on investments	$0.02		0.25		0.12	—		—
Total distributions	$0.03		0.37		0.13	0.00		—
Net asset value, end of period	$16.68		14.17		12.80	11.23		8.40
Total Return(2)%	17.98		13.57		15.28	33.73		(16.00)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,518,662		2,262,201		843,253	426		89
Ratios to average net assets:
Expenses(3)%	0.66		0.66		0.77	1.20		1.20
Net investment income(3)%	0.96		1.05		1.11	0.22		0.33
Portfolio turnover rate %	23		53		390	157		87

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

86

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
ING Oppenheimer Strategic	Year Ended December 31,				November 8, 2004(1) to
Income Portfolio	2006		2005		December 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		10.12		10.00
Income (loss) from investment operations:
Net investment income	$0.66	*	0.35	*	0.02
Net realized and unrealized gain (loss) on investments	$0.18		(0.24)		0.12
Total from investment operations	$0.84		0.11		0.14
Less distributions:
Net investment income	$0.04		0.23		0.02
Total distributions	$0.04		0.23		0.02
Net asset value, end of period	$10.80		10.00		10.12
Total Return(2)%	8.42		1.09		1.39
Ratios and Supplemental Data:
Net assets, end of period (000's)	$359,888		302,941		103,283
Ratios to average net assets:
Expenses(3)%	0.54		0.54		0.52
Net investment income(3)%	6.39		3.50		2.56
Portfolio turnover rate %	140		216		145

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	I Class
ING PIMCO	Year Ended December 31,								May 1, 2002(1) to December 31,
Total Return Portfolio	2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.92		11.00		10.62		10.55		10.00
Income (loss) from investment operations:
Net investment income	$0.42	*	0.34	*	0.16	*	0.29	*	0.09
Net realized and unrealized gain (loss) on investments	$0.03		(0.08)		0.33		0.17		0.73
Total from investment operations	$0.45		0.26		0.49		0.46		0.82
Less distributions:
Net investment income	$0.21		0.20		—		0.32		0.16
Net realized gain on investments	$—		0.14		0.11		0.07		0.11
Total distributions	$0.21		0.34		0.11		0.39		0.27
Net asset value, end of period	$11.16		10.92		11.00		10.62		10.55
Total Return(2)%	4.21		2.36		4.61		4.36		8.21
Ratios and Supplemental Data:
Net assets, end of period (000's)	$213,734		176,607		78,521		43,987		8,026
Ratios to average net assets:
Expenses(3)(4)%	0.77		0.85		0.85		0.85		0.85
Net investment income(3)%	3.86		3.07		1.51		2.67		2.99
Portfolio turnover rate %	826		926		377		471		419

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Includes the impact of interest expense on inverse floaters.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

87

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

I Class
ING Pioneer	January 3, 2006(1) to December 31,
High Yield Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.57 *
Net realized and unrealized income on investments	$0.23
Total from investment operations	$0.80
Less distributions:
Net investment income	$0.55
Net realized gain on investments	$0.03
Total distributions	$0.58
Net asset value, end of period	$10.22
Total Return(2)%	8.24
Ratios and Supplemental Data:
Net assets, end of period (000's)	$119,959
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.73
Gross expenses prior to expense reimbursement(3)%	0.80
Net investment income after expense reimbursement(3)(4)%	5.70
Portfolio turnover rate %	20

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

		I Class
		Year Ended December 31,
ING T. Rowe Price Diversified Mid Cap Growth Portfolio		2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$8.65	8.06		7.40		5.11	7.29
Income (loss) from investment operations:
Net investment income (loss)		$0.02	(0.00	)*	(0.00	)*	(0.02)	(0.01)
Net realized and unrealized gain (loss)
on investments		$0.74	0.73		0.66		2.31	(2.17)
Total from investment operations		$0.76	0.73		0.66		2.29	(2.18)
Less distributions:
Net realized gain on investments		$0.19	0.14		—		—	—
Total distributions		$0.19	0.14		—		—	—
Net asset value, end of year		$9.22	8.65		8.06		7.40	5.11
Total Return(1)%		9.10	9.26		8.92		44.81	(29.90)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,067,515	1,131,231		474,397		35,010	2,644
Ratios to average net assets:
Expenses	%	0.66	0.66		0.96		1.05	1.05
Net investment income (loss)%		0.19	(0.04)		(0.06)		(0.76)	(0.68)
Portfolio turnover rate	%	37	94		441		187	328

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is more than $(0.005).

88

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

		I Class
ING T. Rowe Price		Year Ended December 31,
Growth Equity Portfolio		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$52.62		49.81		45.35	34.69	45.32
Income (loss) from investment operations:
Net investment income		$0.33	†	0.19	†	0.29	0.09	0.08 †
Net realized and unrealized gain (loss) on investments		$6.64		2.87		4.24	10.63	(10.63)
Total from investment operations		$6.97		3.06		4.53	10.72	(10.55)
Less distributions:
Net investment income		$0.14		0.25		0.07	0.06	0.08
Net realized gain on investments		$0.09		—		—	—	—
Total distributions		$0.23		0.25		0.07	0.06	0.08
Net asset value, end of year		$59.36		52.62		49.81	45.35	34.69
Total Return(1)%		13.30		6.17		10.02	30.93	(23.29)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,271,481		898,102		830,034	669,956	429,634
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.75		0.75		0.75	0.75	0.75
Gross expenses prior to brokerage commission recapture	%	0.75		0.75		0.75	0.75	0.75
Net investment income after brokerage commission recapture	%	0.60		0.38		0.66	0.30	0.21
Portfolio turnover rate	%	43		41		39	34	49

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

I Class
ING Templeton Foreign	January 3, 2006(1) to December 31,
Equity Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.27
Net realized and unrealized gain on investments	$1.90
Total from investment operations	$2.17
Less distributions:
Net investment income	$0.13
Net realized gain on investments	$0.01
Total distributions	$0.14
Net asset value, end of period	$12.03
Total Return(2)%	21.70
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,991
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.98
Gross expenses prior to expense reimbursement(3)%	1.24
Net investment income after expense reimbursement(3)(4)%	2.53
Portfolio turnover rate %	5

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

89

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

		I Class
ING Thornburg Value		Year Ended December 31,
Portfolio		2006		2005		2004		2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$27.40		27.20		24.21		18.94		27.12
Income (loss) from investment operations:
Net investment income		$0.15	*	0.11	*	0.24	*	0.10	*	0.04 *
Net realized and unrealized gain (loss) on investments		$4.44		0.31		2.86		5.21		(8.22)
Total from investment operations		$4.59		0.42		3.10		5.31		(8.18)
Less distributions:
Net investment income		$0.14		0.22		0.11		0.04		—
Total distributions		$0.14		0.22		0.11		0.04		—
Net asset value, end of year		$31.85		27.40		27.20		24.21		18.94
Total Return(1)%		16.84		1.56		12.88		28.07		(30.16)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$186,115		191,985		234,606		247,542		212,841
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Gross expenses prior to brokerage commission recapture	%	0.90		0.90		0.90		0.90		0.90
Net investment income after brokerage commission recapture	%	0.51		0.43		0.85		0.47		0.19
Portfolio turnover rate	%	171		95		74		65		151

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

		I Class
		Year Ended December 31,
ING UBS U.S. Large Cap Equity Portfolio		2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$9.30	8.58		7.54	6.07	8.11
Income (loss) from investment operations:
Net investment income		$0.09	0.08	†	0.10	0.06	0.03
Net realized and unrealized gain (loss) on investments		$1.25	0.72		1.00	1.45	(2.06)
Total from investment operations		$1.34	0.80		1.10	1.51	(2.03)
Less distributions:
Net investment income		$0.08	0.08		0.06	0.04	0.01
Total distributions		$0.08	0.08		0.06	0.04	0.01
Net asset value, end of year		$10.56	9.30		8.58	7.54	6.07
Total Return(1)%		14.51	9.38		14.76	24.95	(24.98)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$355,204	270,692		267,249	264,755	245,281
Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.84	0.85		0.85	0.85	0.85
Gross expenses prior to brokerage commission recapture	%	0.85	0.85		0.85	0.85	0.85
Net investment income after brokerage commission recapture	%	0.99	0.92		1.22	0.83	0.50
Portfolio turnover rate	%	39	51		140	126	106

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

90

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

I Class
ING UBS U.S. Small Cap	April 28, 2006(1) to December 31,
Growth Portfolio	2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)
Net realized and unrealized loss on investments	$(0.18)
Total from investment operations	$(0.20)
Less distributions:
Net realized gain on investments	$0.08
Total distributions	$0.08
Net asset value, end of period	$9.72
Total Return(2)%	(1.97)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,417
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.95
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.00
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.27
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.43)
Portfolio turnover rate %	104

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by Directed Services, LLC within three years of being incurred.

	I Class
ING Van Kampen	Year Ended December 31,						May 1, 2002(1) to December 31,
Comstock Portfolio	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.22		12.33		10.60	8.35	10.00
Income (loss) from investment operations:
Net investment income	$0.24	*	0.19	*	0.12	0.09	0.04
Net realized and unrealized gain (loss) on investments	$1.66		0.24		1.66	2.41	(1.64)
Total from investment operations	$1.90		0.43		1.78	2.50	(1.60)
Less distributions:
Net investment income	$0.13		0.08		—	0.08	0.05
Net realized gain on investments	$0.62		0.46		0.05	0.17	—
Total distributions	$0.75		0.54		0.05	0.25	0.05
Net asset value, end of period	$13.37		12.22		12.33	10.60	8.35
Total Return(2)%	16.19		3.74		16.90	29.92	(16.01)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$634,470		133,987		70,308	33,398	3,874
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.84		0.87		0.90	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	0.88		0.95		0.90	0.95	0.95
Net investment income after expense reimbursement(3)%	1.91		1.57		1.40	1.28	1.70
Portfolio turnover rate %	27		27		30	32	47

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

91

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

		I Class
		Year Ended December 31,
ING Van Kampen Equity and Income Portfolio		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$36.09		33.47		30.35	23.94	31.14
Income (loss) from investment operations:
Net investment income		$0.92	†	0.73	†	0.14	0.14	0.07
Net realized and unrealized gain (loss) on investments		$3.48		1.95		3.15	6.40	(7.22)
Total from investment operations		$4.40		2.68		3.29	6.54	(7.15)
Less distributions:
Net investment income		$0.73		0.03		0.17	0.13	0.00 *
Net realized gain on investments		$1.29		0.03		—	—	0.05
Total distributions		$2.02		0.06		0.17	0.13	0.05
Net asset value, end of year		$38.47		36.09		33.47	30.35	23.94
Total Return(1)%		12.67		8.02		10.86	27.37	(22.92)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$925,305		847,997		551,489	2,883	1,378
Ratios to average net assets:
Expenses	%	0.57		0.57		0.74	1.10	1.10
Net investment income	%	2.49		2.10		1.88	0.72	0.73
Portfolio turnover rate	%	57		125		797	17	15

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Amount is less than $0.005.

†  Per share numbers have been calculated using average number of shares outstanding throughout the period.

92

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

April 30, 2007  Prospectus — Service Class ("S Class")
  Adviser Class ("ADV Class")

•  ING Fidelity® VIP Contrafund® Portfolio*

•  ING Fidelity® VIP Equity-Income Portfolio

•  ING Fidelity® VIP Growth Portfolio

•  ING Fidelity® VIP Mid Cap Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS

This Prospectus contains important information about investing in the Service Class and Adviser Class Portfolios of ING Partners, Inc. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objectives.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

*Fidelity and Contrafund are registered trademarks of FMR Corp.

INTRODUCTION

>  ING Partners, Inc.

ING Partners, Inc. ("Company") is an open-end management investment company authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each series a "Portfolio", and collectively, the "Portfolios"). The Company offers other Portfolios that are not offered in this Prospectus. Directed Services, LLC ("DSL") serves as the investment adviser of each Portfolio.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort levels. You should periodically review these factors to determine if you need to change your investment strategy.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates in connection with the creation or management of the Portfolios. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Accounts context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

>  Master/Feeder Mutual Fund Structure

Each Portfolio described in this Prospectus operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the "Master Fund." Each Master Fund, Fidelity® VIP Equity-Income Portfolio ("VIP Equity-Income Portfolio"), Fidelity® VIP Growth Portfolio ("VIP Growth Portfolio"), Fidelity® VIP Contrafund® Portfolio ("VIP Contrafund Portfolio") and Fidelity® VIP Mid Cap Portfolio ("VIP Mid Cap Portfolio") (each a "Master Fund" and collectively, the "Master Funds"), is a series of the Service Class 2 shares of Fidelity Variable Insurance Products Fund (VIP Equity-Income Portfolio and VIP Growth Portfolio), Fidelity Variable Insurance Products Fund II (VIP Contrafund Portfolio) and Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to affect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Company's Board of Directors ("Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking DSL to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Company and DSL, or taking other appropriate action.

Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of most of the other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors.

Information about the Master Funds and Fidelity Variable Insurance Products and Fidelity Management & Research Company ("FMR") is provided with their permission and based on information provided by FMR or derived from the Fidelity® Variable Insurance Products prospectus. The prospectus for each Master Fund is delivered together with this Prospectus.

>  Investment Adviser to the Portfolios

DSL serves as the investment adviser to the Portfolios. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING), one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

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>  Investment Adviser and Sub-Adviser to the Master Funds

FMR serves as investment adviser to the Master Funds. FMR is a wholly-owned subsidiary of FMR Corp.

FMR Co., Inc. ("FMRC") serves as sub-adviser to the Master Funds.

>  Portfolios and Master Funds

Each Master Fund is a series of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund III. Each Portfolio's Master Fund is listed below:

Feeder Fund Portfolio	Fidelity VIP Master Fund
ING Fidelity® VIP Contrafund® Portfolio	VIP Contrafund Portfolio

ING Fidelity® VIP Equity-Income Portfolio	VIP Equity-Income Portfolio

ING Fidelity® VIP Growth Portfolio	VIP Growth Portfolio

ING Fidelity® VIP Mid Cap Portfolio	VIP Mid Cap Portfolio

>  Why Reading this Prospectus and the Master Funds' Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies and risks of each of the Portfolios. Reading this Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

>  Investment Objective

Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. In turn, the VIP Contrafund Portfolio normally invests primarily in a portfolio of common stocks. The VIP Contrafund Portfolio invests in securities of companies whose value FMR or FMRC believes is not fully recognized by the public. FMR or FMRC may invest the VIP Contrafund Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR or FMRC may invest in growth stocks or value stocks or both.

For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Contrafund Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Contrafund Portfolio.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Contrafund Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Contrafund Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Exposure Risk
Investment Style Risk
Issuer-Specific Changes Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Stock Market Volatility Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not

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describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

>  Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 – 2004) performance, adjusted to reflect the higher expenses of the ADV Class shares of the Portfolio, and the ADV Class shares (2005 – 2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	11.67%

Worst:	1	st quarter	2001	:	(13.20)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class shares, S Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's S Class and ADV Class shares, respectively, to that of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

Portfolio	1 Year	5 Years or Since Inception		10 Years or Since Inception
ING Fidelity® VIP Contrafund® (ADV Class)	10.78%	14.28	%(2)	N/A
ING Fidelity® VIP Contrafund® (S Class)	11.16%	14.65	%(2)	N/A
S&P 500® Index	15.79%	13.15	%(3)	N/A
VIP Contrafund Service Class 2 (S Class) (adjusted)	11.13%	11.35%		5.27	%(1)
VIP Contrafund Service Class 2 (ADV Class) (adjusted)	10.88%	11.10%		5.02	%(1)
S&P 500® Index	15.79%	6.19%		1.13	%(4)

(1)  The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The S Class and ADV Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.

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(2)  The ADV Class shares and S Class shares commenced operations on November 15, 2004.

(3)  The S&P 500® Index return is for the period beginning November 1, 2004.

(4)  The S&P 500® Index return is for the period beginning January 1, 2000.

>  Investment Adviser to the Master Fund

FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Contrafund Portfolio is set out under the section "Management of the Master Funds."

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

>  Investment Objective

Seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500® Index. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Equity-Income Portfolio normally invests at least 80% of its assets in a portfolio of equity securities. The VIP Equity-Income Portfolio normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap value stocks. Investments can potentially include other types of equity securities and debt securities, including lower-quality debt securities. FMR or FMRC may invest the VIP Equity-Income Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Equity-Income Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Equity-Income Portfolio.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Equity-Income Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Equity-Income Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Exposure Risk
Interest Rate Changes Risk
Investment Style Risk
Issuer-Specific Changes Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Stock Market Volatility Risk
Value Investing Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

>  Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the

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Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 – 2004) performance, adjusted to reflect the higher expenses of the ADV Class shares of the Portfolio, and the ADV Class shares (2005 – 2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	2	nd quarter	2003	:	17.86%

Worst:	3	rd quarter	2002	:	(19.32)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class shares, S Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's S Class and ADV Class shares, respectively, to that of the Russell 3000® Value Index. The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

Portfolio	1 Year	5 Years or Since Inception		10 Years or Since Inception
ING Fidelity® VIP Equity-Income (ADV Class)	19.14%	12.49	%(2)	N/A
ING Fidelity® VIP Equity-Income (S Class)	19.61%	12.95	%(2)	N/A
Russell 3000® Value Index	22.34%	17.66	%(3)	N/A
VIP Equity-Income Service Class 2 (S Class) (adjusted)	19.63%	8.39%		6.53	%(1)
VIP Equity-Income Service Class 2 (ADV Class) (adjusted)	19.38%	8.14%		6.28	%(1)
Russell 3000® Value Index	22.34%	11.20%		8.39	%(4)

(1)  The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The S Class and ADV Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.

(2)  The ADV Class shares and S Class shares commenced operations on November 15, 2004.

(3)  The Russell 3000® Value Index return is for the period beginning November 1, 2004.

(4)  The Russell 3000® Value Index return is for the period beginning January 1, 2000.

>  Investment Adviser to the Master Fund

FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Equity-Income Portfolio is set out under the section "Management of the Master Funds."

5

ING FIDELITY® VIP GROWTH PORTFOLIO

>  Investment Objective

Seeks capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Growth Portfolio normally invests primarily in a portfolio of common stocks. The VIP Growth Portfolio invests in securities of companies that FMR or FMRC believes have above-average growth potential. FMR or FMRC may invest the VIP Growth Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Growth Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Growth Portfolio.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Growth Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Growth Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Exposure Risk
Growth Investing Risk
Issuer-Specific Changes Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Stock Market Volatility Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

>  Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance.The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

6

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 – 2004) performance, adjusted to reflect the higher expenses of the ADV Class shares of the Portfolio, and the ADV Class shares (2005 – 2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2001	:	16.62%

Worst:	3	rd quarter	2001	:	(22.17)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class shares, S Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's S Class and ADV Class shares, respectively, to that of the Russell 3000® Growth Index. The Russell 3000® Growth Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

Portfolio	1 Year		5 Years or Since Inception		10 Years or Since Inception
ING Fidelity® VIP Growth (ADV Class)	5.89	%(2)	5.87	%(2)	N/A
ING Fidelity® VIP Growth (S Class)	6.19%		6.33	%(2)	N/A
Russell 3000® Growth Index	9.46%		10.52	%(3)	N/A
VIP Growth Service Class 2 (S Class) (adjusted)	6.27%		1.09%		(3.42	)%(1)
VIP Growth Service Class 2 (ADV Class) (adjusted)	6.02%		0.84%		(3.67	)%(1)
Russell 3000® Growth Index	9.46%		3.02%		(4.52	)%(4)

(1)  The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The S Class and ADV Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.

(2)  The ADV Class shares and S Class shares commenced operations on November 15, 2004. On May 5, 2006, all outstanding shares of ADV Class were fully redeemed. On October 30, 2006, ADV Class re-commenced operations. The returns for ADV Class include the performance of S Class adjusted to reflect the higher expenses of ADV Class, for the period between May 6, 2006 to October 29, 2006.

(3)  The Russell 3000® Growth Index return is for the period beginning November 1, 2004.

(4)  The Russell 3000® Growth Index return is for the period beginning January 1, 2000.

>  Investment Adviser to the Master Fund

FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Growth Portfolio is set out under the section "Management of the Master Funds."

7

ING FIDELITY® VIP MID CAP PORTFOLIO

>  Investment Objective

Seeks long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

>  Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. In turn, the VIP Mid Cap Portfolio normally invests primarily in a portfolio of common stocks. The VIP Mid Cap Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of the Portfolio, FMR or FMRC defines as those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's® MidCap 400 Index ("S&P® MidCap 400 Index"). Investments can potentially include companies with smaller or larger market capitalizations. FMR or FMRC may invest the VIP Mid Cap Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR or FMRC may invest in growth stocks or value stocks or both.

For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Mid Cap Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Mid Cap Portfolio.

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Mid Cap Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Mid Cap Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Exposure Risk
Issuer-Specific Changes Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Mid Cap Investing Risk
Stock Market Volatility Risk

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

>  Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

8

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 – 2004) performance, adjusted to reflect the higher expenses of the ADV Class shares of the Portfolio, and the ADV Class shares (2005 – 2006) performance from year to year.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2003	:	16.03%

Worst:	3	rd quarter	2002	:	(10.67)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class shares, S Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's S Class and ADV Class shares, respectively, to that of the S&P® MidCap 400 Index. The S&P® MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity and industry group representation. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2006)

Portfolio	1 Year	5 Years or Since Inception		10 Years or Since Inception
ING Fidelity® VIP Mid Cap (ADV Class)	11.77%	16.55	%(2)	N/A
ING Fidelity® VIP Mid Cap (S Class)	12.15%	16.87	%(2)	N/A
S&P® MidCap 400 Index	10.32%	15.67	%(3)	N/A
VIP Mid Cap Service Class 2 (S Class) (adjusted)	12.10%	15.22%		15.15	%(1)
VIP Mid Cap Service Class 2 (ADV Class) (adjusted)	11.85%	14.97%		14.90	%(1)
S&P® MidCap 400 Index	10.32%	10.89%		10.08	%(4)

(1)  The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The S Class and ADV Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.

(2)  The ADV Class shares and S Class shares commenced operations on November 15, 2004.

(3)  The S&P® MidCap 400 Index return is for the period beginning November 1, 2004.

(4)  The S&P® MidCap 400 Index return is for the period beginning January 1, 2000.

>  Investment Adviser to the Master Fund

FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Mid Cap Portfolio is set out under the section "Management of the Master Funds."

9

PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by the Portfolios. These expenses are based on the expenses paid by each Portfolio and its corresponding Master Fund in the year 2006. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary, disclosure statement or plan document for a description of additional charges that may apply. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Company's Portfolios are not fixed or specified under the terms of your Variable Contract.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Service Class (S Class) Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

	Management Fee(2)	Distribution (12b-1) Fees(3)	Other Expenses		Total Net Operating Expenses(4)
			Admin. Services fee(5)	Shareholder Services fee
ING Fidelity® VIP Contrafund® Portfolio	0.57%	0.25%	0.14%	0.25%	1.21%
ING Fidelity® VIP Equity-Income Portfolio	0.47%	0.25%	0.15%	0.25%	1.12%
ING Fidelity® VIP Growth Portfolio	0.57%	0.25%	0.17%	0.25%	1.24%
ING Fidelity® VIP Mid Cap Portfolio	0.57%	0.25%	0.16%	0.25%	1.23%

  (1)  This table shows the estimated operating expenses of each Portfolio as a ratio of expenses to average daily net assets for the current fiscal year. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

  (2)  The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pay FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.57%, 0.47%, 0.57% and 0.57%, respectively. Pursuant to its investment management agreement with the Company, DSL may charge an annual advisory fee equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

  (3)  Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Shareholder Servicing Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

  (4)  FMR has voluntarily agreed to reimburse Service Class 2 shares of each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.10%, 1.00%, 1.10% and 1.10%, respectively. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.82%, 0.92% and 0.91% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Service Class shares of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio would be 1.20%, 1.12%, 1.22% and 1.21%, respectively.

  (5)  The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.09%, 0.10%, 0.12% and 0.11%, respectively, of average net assets during the most recent fiscal year. In addition, while a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Company, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17%, respectively, of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.

10

Examples

The Examples are intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the S Class shares' operating expenses remain the same. The Examples do not reflect the expenses and charges of any Variable Contract that may use a Portfolio as its underlying investment option. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years*	5 Years*	10 Years*
ING Fidelity® VIP Contrafund® Portfolio	$123	384	665	1,466
ING Fidelity® VIP Equity-Income Portfolio	$114	356	617	1,363
ING Fidelity® VIP Growth Portfolio	$126	393	681	1,500
ING Fidelity® VIP Mid Cap Portfolio	$125	390	676	1,489

  *  This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

Adviser Class (ADV Class) Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

	Management Fee(2)	Distribution (12b-1) Fees(3)	Other Expenses		Total Net Operating Expenses(4)
			Admin. Services fee(5)	Shareholder Services fee
ING Fidelity® VIP Contrafund® Portfolio	0.57%	0.50%	0.14%	0.25%	1.46%
ING Fidelity® VIP Equity-Income Portfolio	0.47%	0.50%	0.15%	0.25%	1.37%
ING Fidelity® VIP Growth Portfolio	0.57%	0.50%	0.17%	0.25%	1.49%
ING Fidelity® VIP Mid Cap Portfolio	0.57%	0.50%	0.16%	0.25%	1.48%

  (1)  This table shows the estimated operating expenses of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

  (2)  VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pay FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.57%, 0.47%, 0.57% and 0.57%, respectively. Pursuant to its investment management agreement with the Company, DSL may charge an annual advisory fee equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

  (3)  Adviser Class shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.25% of average daily net assets. In addition, Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Shareholder Servicing Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

  (4)  FMR has voluntarily agreed to reimburse Service Class 2 shares of each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.10%, 1.00%, 1.10% and 1.10%, respectively. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.90%, 0.82%, 0.92% and 0.91% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Adviser Class shares of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio would be 1.45%, 1.37%, 1.47% and 1.46%, respectively.

  (5)  The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.09%, 0.10%, 0.12% and 0.11%, respectively, of average net assets during the most recent fiscal year. In addition, if a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Company, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17%, respectively, of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.

11

Examples

The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year and that the ADV Class shares' operating expenses remain the same. The Examples do not reflect the expenses and charges of any Variable Contract that may use a Portfolio as its underlying investment option. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years*	5 Years*	10 Years*
ING Fidelity® VIP Contrafund® Portfolio	$149	462	797	1,746
ING Fidelity® VIP Equity-Income Portfolio	$139	434	750	1,646
ING Fidelity® VIP Growth Portfolio	$152	471	813	1,779
ING Fidelity® VIP Mid Cap Portfolio	$151	468	808	1,768

  *  This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

12

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of the corresponding Master Fund and its investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's investment portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the "Descriptions of Portfolios" section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Additional investment policies and risks of the Portfolios and Master Funds are set forth in the Statements of Additional Information ("SAIs") of the Portfolios and Master Funds, each of which is available upon request.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Master Fund or a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Exposure Risk Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Master Funds limit foreign investments to securities denominated in U.S. dollars, these Master Funds are generally not subject to the risk of changes in currency valuations.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Interest Rate Changes Risk Investment in debt securities involves risks relating to interest rate movement. If interest rates rise, the value of any debt securities held by the Master Fund can decline. Securities with longer durations, mortgage securities and securities of issuers in the financial services sector tend to be more sensitive to changes in interest rates.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earning growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

Issuer-Specific Changes Risk Because a Master Fund may invest a relatively large percentage of its assets in a single issuer, a Master Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Manager Risk. A portfolio manager of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a portfolio manager of a Master Fund could do a poor job in executing an investment strategy. A portfolio manager of a Master Fund may use investment techniques or invest in securities that are not part of a Master Fund's principal investment strategies. For example, if market conditions warrant, Master Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Master Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Master Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing a Master Fund may leave their firm or be replaced. Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk. The price of a security held by a Master Fund or a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even

13

though the stock market is cyclical in nature, returns from a particular stock market segment in which a Master Fund or Portfolio invests may still trail returns from the overall stock market.

Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Master Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid Cap Investing Risk The value of securities of medium-sized, less well-known companies may be more volatile than that of relatively larger, more established companies owing to such factors as inexperienced management and limited financial resources. As a result, such securities can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Stock Market Volatility Risk Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Value Investing Risk Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

>  Percentage and Rating Limitations

Unless otherwise stated, the percentage and rating limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

>  A Word about Portfolio Diversity

Each Portfolio in this Prospectus is diversified through investments made by the applicable Master Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). A diversified Portfolio may not, as to 75% of its total assets, invest more than 5.00% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies).

>  Additional Information about the Portfolios and the Master Funds

Investment restrictions are fundamental if so designated in this Prospectus or the SAI. This means they may not be modified or changed without a vote of the shareholders.

The SAI of the Portfolios is made a part of this Prospectus. You may obtain a copy of the SAI of the Portfolios and the SAIs of the Master Funds without charge by calling the Fund at (800) 262-3862, or downloading it from the SEC's website at http://www.sec.gov.

>  Temporary Defensive Investment Strategy

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

>  Additional Investment Policies

The types of securities in which the Master Funds and the Portfolios invest and the investment techniques and practices in which the Master Funds and the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the SAIs of the Master Funds and the Portfolios, respectively, which you may obtain by contacting the Fund (see back cover for address and phone number) or by downloading from the SEC's website (http://www.sec.gov).

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OVERALL MANAGEMENT OF THE PORTFOLIOS

Adviser. DSL serves as the investment adviser for each of the Portfolios. DSL is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2006, the Adviser managed approximately $41.6 billion in registered investment company assets. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

DSL, subject to the supervision of the Board, oversees the Portfolios' day-to-day operations and manages the investment activities of each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio's assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio's assets. The Adviser is not entitled to compensation from the Portfolio while the Portfolio is functioning as a feeder fund. However, if a Portfolio ceases to function as a feeder fund, the Adviser may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.57%, 0.47%, 0.57%, and 0.57% of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively.

For information regarding the basis for the Board's approval of the advisory relationship, please refer to the Portfolios' annual shareholder report dated December 31, 2006.

>  "Manager-of-Managers" Structure

DSL, subject to the supervision of the Board may act as a "manager of managers" for the Portfolios. In this capacity, DSL oversees the Company's day-to-day operations and oversees the investment activities of each Portfolio. On May 24, 2002, the Company and DSL received exemptive relief from the SEC permitting DSL, with the approval of the Board, to replace or hire non-affiliated sub-advisers as well as change the terms of a sub-advisory agreement with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. In this capacity, the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. In such instances the Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight.

Should DSL manage the assets of the Portfolios directly, it may select sub-advisers to provide sub-advisory services to the Portfolios without obtaining shareholder approval. DSL would pay such sub-advisory fees out of its advisory fee at an annual rate based on the average daily net asset value of each Portfolio. Pursuant to the exemptive relief permitting the manager of managers arrangements, the Company will notify shareholders of any change in the identity of an unaffiliated sub-adviser to a Portfolio. In such instances, the name of the Portfolio and its investment strategies may also change.

MANAGEMENT OF THE MASTER FUNDS

>  Adviser to each Master Fund

FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity® Variable Insurance Products family of funds. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts, 02109.

As of December 31, 2006, FMR had approximately 1,213 billion in discretionary assets under management.

The total management fee paid by each Master Fund, as a percentage of average net assets is as follows:

Total Management Fee
VIP Contrafund Portfolio	0.57%
VIP Equity-Income Portfolio	0.47%
VIP Growth Portfolio	0.57%
VIP Mid Cap Portfolio	0.57%

As the manager for each Master Fund, FMR has overall responsibility for directing each Master Fund's investments and handling each Master Fund's business affairs.

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The following affiliates assist FMR with foreign investments:

•  Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.

•  Fidelity International Investment Advisors ("FIIA"), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.

•  Fidelity International Investment Advisors ("U.K.") Limited ("FIIA(U.K.)L"), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.

•  Fidelity Investments Japan Limited ("FIJ"), at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2006, FIJ had approximately $33.7 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio from time to time.

>  Sub-Adviser to each Master Fund

FMRC serves as a sub-adviser for each Master Fund. FMRC has day-to-day responsibility for choosing investments for each Master Fund.

FMRC is an affiliate of FMR. As of December 31, 2006, FMRC had approximately $1,213 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc., serves as a sub-adviser for each Master Fund. FRAC, an affiliate of FMR, was organized in 1986 to provide investment research and advice on issues based outside the United States and currently also provides investment research and advice on domestic issuers. FRAC may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each Master Fund.

FMR pays FMRC and FMR U.K for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

Will Danoff is vice president and manager of VIP Contrafund Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and manager.
Jason Weiner is vice president and associate portfolio manager of VIP Contrafund Portfolio, which he has managed since March 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst, associate portfolio manager and portfolio manager.

Jennifer Uhrig is vice president and manager of VIP Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity Investments in 1987, Ms. Uhrig has worked as a research analyst and manager.

Stephen Petersen is vice president and manager of VIP Equity-Income Portfolio, which he has managed since January 1997. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.

Tom Allen is manager of VIP Mid Cap Portfolio, which he has managed since June 2001. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

The Master Funds' SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Master Funds.

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SHAREHOLDER INFORMATION

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD") a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to May 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

>  Classes of Shares

The Company offers two classes of shares of each Portfolio, Service Class and Adviser Class, which are identical except for different expense variables, certain related rights and certain shareholder services. Both classes of the Portfolios have a common investment objective and investment portfolio.

>  Shareholder Servicing and Rule 12b-1 Plan

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Service Class and Adviser Class shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Service Class or Adviser Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service Class and Adviser Class shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for the Adviser Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to Financial Advisers as the Company's Distributor. Financial Advisers may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Because Rule 12b-1 Plan and Service Plan fees are paid out of the Portfolio's assets (including the assets of the Master Fund) on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund.

Service Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of each Master Fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Service and Adviser Class Shares of each Portfolio pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

>  How We Compensate Entities Offering Our Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios' Adviser or Distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is Financial Advisers. Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15%-0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

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DSL also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, DSL or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Master/Feeder Funds

The Portfolios are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. The Master Fund may accept investments from multiple feeder funds, which bear the Master Fund's expenses in proportion to their assets. The Master Fund may also accept investments directly from Separate Accounts in connection with Variable Contracts or Qualified Plans.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, a Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether a Portfolio should hire its own investment adviser, invest in a different Master Fund, or take other action.

>  Pricing of Portfolio Shares

Investments will be processed at the net asset value ("NAV") next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by Separate Accounts of insurance companies for the purpose of funding Variable Contracts or by the Portfolios' investment adviser or its affiliates in connection with the creation or management of the Portfolios. Certain Portfolios may not be available as investment options in your Variable Contract or through your Qualified Plan. Please refer to the prospectus for the appropriate insurance company Separate Account or your Qualified Plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund Variable Contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolios serve as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices.

The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

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>  Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolios determine not to be in the best interest of the Portfolios.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity. You should also review the materials regarding frequent trading included in the Master Fund's current prospectus and SAI.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the sub-adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and in turn, the Master Funds and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' or Master Funds' performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the Master Funds and the financial intermediaries that use the Portfolios as well as monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

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>  Custodian

The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Company's securities and cash. The Custodian is also responsible for safekeeping the Company's assets and for portfolio accounting services for the Portfolios.

>  Legal Counsel

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

>  Independent Registered Public Accounting Firm

KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as the Portfolios' independent registered public accounting firm. For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' Statement of Additional Information.

NET ASSET VALUE

NAV per share of each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.

Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds' Prospectus and Statement of Additional Information.

TAXES AND DISTRIBUTIONS

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless the investor (such as a participating insurance company's Separate Account) makes an election to receive distributions in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") including requirements with respect to diversification of assets, distribution of income and sources of income. As regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that the owners of the contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.

Since the only shareholders of the Portfolios will be separate accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholders level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts and with your tax advisor for information regarding taxes applicable to the Variable Contracts.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products, and would be lower if they did. This information has been derived from each Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

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ING Fidelity® Portfolios
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		S Class				ADV Class
		Year Ended December 31,			November 15, 2004(1) to December 31,	Year Ended December 31,			November 15, 2004(1) to December 31,
ING Fidelity® VIP Contrafund® Portfolio		2006		2005	2004	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period		$12.03		10.34	10.00	11.99		10.34	10.00
Income (loss) from investment operations:
Net investment income (loss)		$0.11	*	(0.01)	0.00 **	0.07	*	(0.03)	(0.01)
Net realized and unrealized gain on investments		$1.23		1.70	0.34	1.22		1.68	0.35
Total from investment operations		$1.34		1.69	0.34	1.29		1.65	0.34
Less distributions from:
Net realized gains on investments		$0.00	**	—	—	0.00	**	—	—
Total distributions		$0.00	**	—	—	0.00	**	—	—
Net asset value, end of period		$13.37		12.03	10.34	13.28		11.99	10.34
Total Return(2)%		11.16		16.34	3.40	10.78		15.96	3.40
Ratios and Supplemental Data:
Net assets, end of period (000's)		$217,927		57,988	33	6,317		3,358	1
Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30		0.30	0.30	0.55		0.55	0.55
Net investment income (loss) excluding expenses of the master fund	%	0.84		(0.29)	(0.30)	0.53		(0.50)	(0.55)
Portfolio turnover rate(3)%		16		5	0	16		5	0

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
*  Per share data calculated using average shares outstanding throughout the period.
**  Amount is less than $0.005 per share.

		S Class				ADV Class
		Year Ended December 31,		November 15, 2004(1) to December 31,		Year Ended December 31,		November 15, 2004(1) to December 31,
		2006	2005	2004		2006	2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.20	1.19	1.21	†	1.45	1.44	1.46	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.21	1.21	1.23	†	1.46	1.46	1.48	†
Expenses including gross expenses of the master fund	%	1.21	1.21	1.23	†	1.46	1.46	1.48	†
Portfolio turnover rate of master fund	%	75	60	64	†	75	60	64	†

(1)  Commencement of operations.

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

22

ING Fidelity® Portfolios
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		S Class				ADV Class
		Year Ended December 31,			November 15, 2004(1) to December 31,	Year Ended December 31,			November 15, 2004(1) to December 31,
ING Fidelity® VIP Equity-Income Portfolio		2006		2005	2004	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period		$10.83		10.28	10.00	10.78		10.27	10.00
Income (loss) from investment operations:
Net investment income (loss)		$0.33	*	(0.01)	0.00 **	0.33	*	(0.03)	(0.01)
Net realized and unrealized gain on investments		$1.79		0.56	0.28	1.73		0.54	0.28
Total from investment operations		$2.12		0.55	0.28	2.06		0.51	0.27
Less distributions from:
Net realized gains on investments		$0.01		—	—	0.01		—	—
Total distributions		$0.01		—	—	0.01		—	—
Net asset value, end of period		$12.94		10.83	10.28	12.83		10.78	10.27
Total Return(2)%		19.61		5.35	2.80	19.14		4.97	2.70
Ratios and Supplemental Data:
Net assets, end of period (000's)		$33,038		10,259	1	1,002		78	1
Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30		0.30	0.30	0.55		0.55	0.55
Net investment income (loss) excluding expenses of the master fund	%	2.77		(0.30)	(0.30)	2.80		(0.44)	(0.55)
Portfolio turnover rate(3)%		25		22	0	25		22	0

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
*  Per share data calculated using average number of shares outstanding throughout the period.
**  Amount is less than $0.005 per share.

		S Class				ADV Class
		Year Ended December 31,		November 15, 2004(1) to December 31,		Year Ended December 31,		November 15, 2004(1) to December 31,
		2006	2005	2004		2006	2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.12	1.10	1.12	†	1.37	1.35	1.37	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.12	1.11	1.13	†	1.37	1.36	1.38	†
Expenses including gross expenses of the master fund	%	1.12	1.11	1.13	†	1.37	1.36	1.38	†
Portfolio turnover rate of master fund	%	22	19	22	†	22	19	22	†

(1)  Commencement of operations.

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

23

ING Fidelity® Portfolios
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		S Class			ADV Class
		Year Ended December 31,		November 15, 2004(1) to December 31,	October 30, 2006(4) to December 31,	January 1, 2006 to May 4,	Year Ended December 31,	November 15, 2004(1) to December 31,
ING Fidelity® VIP Growth Portfolio		2006	2005	2004	2006	2006(4)	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period		$10.73	10.21	10.00	11.34	10.68	10.20	10.00
Income (loss) from investment operations:
Net investment loss		$(0.02)	(0.01)	(0.00)*	(0.01)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments		$0.68	0.53	0.21	0.05	0.53	0.53	0.21
Total from investment operations		$0.66	0.52	0.21	0.04	0.52	0.48	0.20
Less distributions from:
Net realized gains on investments		$0.01	—	—	—	—	—	—
Total distributions		$0.01	—	—	—	—	—	—
Net asset value, end of period		$11.38	10.73	10.21	11.38	11.20	10.68	10.20
Total Return(2)%		6.19	5.09	2.10	0.35	4.87	4.71	2.00
Ratios and Supplemental Data:
Net assets, end of period (000's)		$17,434	10,679	1	21	1	1	1
Ratios to average net assets:
Expenses excluding expenses of the
master fund	%	0.30	0.30	0.30	0.55	0.55	0.55	0.55
Net investment loss excluding expenses of the master fund	%	(0.18)	(0.28)	(0.30)	(0.55)	(0.20)	(0.25)	(0.55)
Portfolio turnover rate(3)%		43	29	0	43	43	29	0

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
(4)  ADV Class was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.
*  Amount is more than $(0.005) per share.

		S Class				ADV Class
		Year Ended December 31,		November 15, 2004(1) to December 31,		October 30, 2006(2) to December 31,	January 1, 2006 to May 4,	Year Ended December 31,	November 15, 2004(1) to December 31,
		2006	2005	2004		2006	2006(2)	2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.22	1.18	1.20	†	1.47	1.47	1.43	1.45	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.24	1.22	1.23	†	1.49	1.49	1.47	1.48	†
Expenses including gross expenses of the master fund	%	1.24	1.22	1.23	†	1.49	1.49	1.47	1.48	†
Portfolio turnover rate of master fund	%	114	79	72	†	114	114	79	72	†

(1)  Commencement of operations.

(2)  ADV Class was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

24

ING Fidelity® Portfolios
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		S Class				ADV Class
		Year Ended December 31,			November 15, 2004(1) to December 31,	Year Ended December 31,			November 15, 2004(1) to December 31,
ING Fidelity® VIP Mid Cap Portfolio		2006		2005	2004	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period		$12.42		10.56	10.00	12.39		10.55	10.00
Income (loss) from investment operations:
Net investment loss		$(0.03	)*	(0.01)	(0.00)**	(0.05	)*	(0.02)	(0.00)**
Net realized and unrealized gain on investments		$1.54		1.87	0.56	1.51		1.86	0.55
Total from investment operations		$1.51		1.86	0.56	1.46		1.84	0.55
Less distributions from:
Net realized gains on investments		$0.01		—	—	0.01		—	—
Total distributions		$0.01		—	—	0.01		—	—
Net asset value, end of period		$13.92		12.42	10.56	13.84		12.39	10.55
Total return(2)%		12.15		17.61	5.60	11.77		17.44	5.50
Ratios and Supplemental Data:
Net assets, end of period (000's)		$38,562		4,065	17	2,190		1,501	1
Ratios to average net assets:
Expenses excluding expenses of the master fund	%	0.30		0.30	0.30	0.55		0.55	0.55
Net investment loss excluding expenses of the master fund	%	(0.24)		(0.32)	(0.30)	(0.40)		(0.48)	(0.55)
Portfolio turnover rate(3)%		12		14	0	12		14	0

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

*  Per share data calculated using average shares outstanding throughout the period.

**  Amount is more than $(0.005) per share.

		S Class				ADV Class
		Year Ended December 31,		November 15, 2004(1) to December 31,		Year Ended December 31,		November 15, 2004(1) to December 31,
		2006	2005	2004		2006	2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.21	1.19	1.23	†	1.46	1.44	1.48	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.23	1.24	1.26	†	1.48	1.49	1.51	†
Expenses including gross expenses of the master fund	%	1.23	1.24	1.26	†	1.48	1.49	1.51	†
Portfolio turnover rate of master fund	%	149	107	55	†	149	107	55	†

(1)  Commencement of operations.

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

25

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

  Prospectus — Service Class ("S Class")
APRIL 30, 2007  Adviser Class ("ADV Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution Income Portfolio

•  ING Solution 2015 Portfolio

•  ING Solution 2025 Portfolio

•  ING Solution 2035 Portfolio

•  ING Solution 2045 Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the Service Class and Adviser Class shares of the Solution Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Solution Portfolios will achieve their respective investment objectives.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

Each Portfolio is a series of ING Partners, Inc. ("Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services, LLC ("DSL") serves as the investment adviser of each Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Solution Portfolios

The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 20 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 of this Prospectus.

Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.

This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

>  Classes of Shares

Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Service Class ("S Class") and Adviser Class ("ADV Class") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information — Classes of Shares."

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of each Portfolio. DSL is an indirect, wholly-owned subsidiary of ING Groep, N.V., ("ING Groep") (NYSE: ING) one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions.

1

DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocations may be changed at any time by DSL. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (i.e., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose the ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2035 Portfolio in 10 years time, the ING Solution 2025 Portfolio in 20 years time, the ING Solution 2015 Portfolio in 30 years time and finally combine with the ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

2

DESCRIPTION OF THE SOLUTION PORTFOLIOS

>  Solution Portfolios at a Glance

The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, principal investment strategies and risks, which begin on page 4.

	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
Investment Adviser	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC

Investment Profile	You are within 5 years of your retirement years or your financial goal target date.	You plan to retire or reach your financial goal target date between 2011 and 2020.	You plan to retire or reach your financial goal target date between 2021 and 2030.	You plan to retire or reach your financial goal target date between 2031 and 2040.	You plan to retire or reach your financial goal target date between 2041 and 2050.

	Shorter Investment Horizon				Longer Investment Horizon

Investment Objective	A combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Target Asset Mix (as of May 1, 2007)	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 55% in equity securities and 45% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 85% in equity securities and 15% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 95% in equity securities and 5% in fixed-income securities and cash equivalents

	ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
Target Sub-Asset Class Mix (as of May 1, 2007)(1)	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	13%	U.S. Large Cap Blend	12%	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	10%

	U.S. Large Cap Growth	2%	U.S. Large Cap Growth	9%	U.S. Large Cap Growth	14%	U.S. Large Cap Growth	16%	U.S. Large Cap Growth	17%

	U.S. Large Cap Value	3%	U.S. Large Cap Value	9%	U.S. Large Cap Value	14%	U.S. Large Cap Value	16%	U.S. Large Cap Value	17%

	U.S. Mid Cap	0%	U.S. Mid Cap	3%	U.S. Mid Cap	5%	U.S. Mid Cap	7%	U.S. Mid Cap	9%

	U.S. Small Cap	0%	U.S. Small Cap	3%	U.S. Small Cap	5%	U.S. Small Cap	7%	U.S. Small Cap	9%

	Non-U.S./ International	6%	Non-U.S./ International	7%	Non-U.S./ International	12%	Non-U.S./ International	15%	Non-U.S./ International	19%

	Real Estate	9%	Real Estate	8%	Real Estate	7%	Real Estate	6%	Real Estate	4%

	Intermediate-Term Bond	42%	Intermediate-Term Bond	28%	Intermediate-Term Bond	15%	Intermediate-Term Bond	15%	Intermediate-Term Bond	5%

	High Yield Bond	3%	High Yield Bond	4%	High Yield Bond	2%	High Yield Bond	0%	High Yield Bond	0%

	Short-Term Bond	20%	Short-Term Bond	8%	Short-Term Bond	8%	Short-Term Bond	0%	Short-Term Bond	0%

	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%

	Emerging Markets Equity	0%	Emerging Markets Equity	0%	Emerging Markets Equity	3%	Emerging Markets Equity	5%	Emerging Markets Equity	7%

	International REITs	0%	International REITs	3%	International REITs	3%	International REITs	3%	International REITs	3%

	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%

	Lower Risk				Higher Risk

Main Risks
The Solution Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, inflation-indexed bonds risk, interest rate risk, market and company risk, price volatility risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk, real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, mid-capitalization company risk, REITs risk and small-capitalization company risk

(1)  Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

3

ING SOLUTION INCOME PORTFOLIO

>  Investment Objective

Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend	10%
U.S. Large-Capitalization Stocks—Growth	2%
U.S. Large-Capitalization Stocks—Value	3%
U.S. Mid-Capitalization Stocks	0%
U.S. Small-Capitalization Stocks	0%
Non-U.S./International Stocks	6%
Real Estate Stocks	9%
Intermediate-Term Bonds	42%
High Yield Bonds	3%
Short-Term Bonds	20%
TIPS	5%
Emerging Markets Equity	0%
International REITs	0%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 20, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 and "More Information on Risks" on page 41 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

4

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	3.42%
Worst:	2	nd quarter	2006	:	(0.57)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Dow Jones Target Today Index — Global Series and a composite index – the ING Solution Income Composite Index. The ING Solution Income Composite Index is comprised of 42% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/20% Lehman Brothers® 1-3 Year Government/Credit Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% DJ Wilshire Real Estate Securities Index/6% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/3% Lehman Brothers® High Yield Index/3% Russell 1000® Value Index/2% Russell 1000® Growth Index, which is aligned with the asset allocation of the Portfolio as of May 1, 2007. The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	7.37%	6.62	%(1)	N/A
ADV Class Return	7.21%	6.35	%(1)	N/A
Dow Jones Target Today Index — Global Series	6.64%	5.74	%(2)	N/A
ING Solution Income Composite Index	9.97%	9.02	%(2)(3)	N/A

(1)  ADV Class and S Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target Today Index — Global Series and the ING Solution Income Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution Income Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

5

ING SOLUTION 2015 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	13%
U.S. Large-Capitalization Stocks—Growth	9%
U.S. Large-Capitalization Stocks—Value	9%
U.S. Mid-Capitalization Stocks	3%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	7%
Real Estate Stocks	8%
Intermediate-Term Bonds	28%
High Yield Bonds	4%
Short-Term Bonds	8%
TIPS	5%
Emerging Markets Equity	0%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 20, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 and "More Information on Risks" on page 41 of this Prospectus.

6

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	4.78%
Worst:	2	nd quarter	2006	:	(1.09)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2015 Index — Global Series and a composite index – the ING Solution 2015 Composite Index. The ING Solution 2015 Composite Index is comprised of 28% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/13% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 1000® Value Index/9% Russell 1000® Growth Index/8% DJ Wilshire Real Estate Securities Index/7% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/4% Lehman Brothers® High Yield Index/3% Russell 2000® Index/3% Russell MidCap® Index/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed–rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index

7

consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	10.78%	10.86	%(1)	N/A
ADV Class Return	10.54%	10.53	%(1)	N/A
Dow Jones Target 2015 Index — Global Series	9.65%	10.43	%(2)	N/A
ING Solution 2015 Composite Index	13.61%	13.01	%(2)(3)	N/A

(1)  ADV Class and S Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2015 Index — Global Series and the ING Solution 2015 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2015 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2025 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	12%
U.S. Large-Capitalization Stocks—Growth	14%
U.S. Large-Capitalization Stocks—Value	14%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	5%
Non-U.S./International Stocks	12%
Real Estate Stocks	7%
Intermediate-Term Bonds	15%
High Yield Bonds	2%
Short-Term Bonds	8%
TIPS	0%
Emerging Markets Equity	3%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

8

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 20, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 and "More Information on Risks" on page 41 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	5.86%
Worst:	2	nd quarter	2006	:	(1.49)%

9

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2025 Index — Global Series and a composite index — the ING Solution 2025 Composite Index. The ING Solution 2025 Composite Index is comprised of 15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/12% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/12% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/8% Lehman Brothers® 1-3 Year Government/Credit Index/7% DJ Wilshire Real Estate Securities Index/5% Russell 2000® Index/5% Russell MidCap® Index/3% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index")/2% Lehman Brothers® High Yield Index, which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	12.59%	13.29	%(1)	N/A
ADV Class Return	12.37%	12.97	%(1)	N/A
Dow Jones Target 2025 Index — Global Series	14.28%	16.18	%(2)	N/A
ING Solution 2025 Composite Index	16.88%	16.82	%(2)(3)	N/A

(1)  ADV Class and S Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2025 Index — Global Series and the ING Solution 2025 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2025 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2035 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

10

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	16%
U.S. Large-Capitalization Stocks—Value	16%
U.S. Mid-Capitalization Stocks	7%
U.S. Small-Capitalization Stocks	7%
Non-U.S./International Stocks	15%
Real Estate Stocks	6%
Intermediate-Term Bonds	15%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	5%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 20, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 and "More Information on Risks" on page 41 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's

11

performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	6.66%
Worst:	2	nd quarter	2006	:	(1.80)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2035 Index — Global Series and a composite index — the ING Solution 2035 Composite Index. The ING Solution 2035 Composite Index is comprised of 16% Russell 1000® Growth Index/16% Russell 1000® Value Index/15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/15% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/ 10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/7% Russell 2000® Index/7% Russell MidCap® Index/6% DJ Wilshire Real Estate Securities Index/5% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	14.13%	15.07	%(1)	N/A
ADV Class Return	13.91%	14.75	%(1)	N/A
Dow Jones Target 2035 Index — Global Series	16.95%	19.59	%(2)	N/A
ING Solution 2035 Composite Index	18.41%	18.83	%(2)(3)	N/A

(1)  ADV Class and S Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2035 Index — Global Series and the ING Solution 2035 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2035 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

12

ING SOLUTION 2045 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	17%
U.S. Large-Capitalization Stocks—Value	17%
U.S. Mid-Capitalization Stocks	9%
U.S. Small-Capitalization Stocks	9%
Non-U.S./International Stocks	19%
Real Estate Stocks	4%
Intermediate-Term Bonds	5%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	7%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
REITs Risk
Small-Capitalization Company Risk

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If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 20, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 21 and "More Information on Risks" on page 41 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	7.17%
Worst:	2	nd quarter	2006	:	(2.08)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2045 Index — Global Series and a composite index — the ING Solution 2045 Composite Index. The ING Solution 2045 Composite Index is comprised of 19% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 2000® Index/9% Russell MidCap® Index/7% MSCI Emerging Markets IndexSM/5% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/4% DJ Wilshire Real Estate Securities Index /3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The S&P/Citigroup World Property (ex. U.S.) Index is a

14

market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
S Class Return	15.06%	16.85	%(1)	N/A
ADV Class Return	14.82%	16.59	%(1)	N/A
Dow Jones Target 2045 Index — Global Series	17.38%	20.07	%(2)	N/A
ING Solution 2045 Composite Index	20.02%	20.93	%(2)(3)	N/A

(1)  ADV Class and S Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2045 Index — Global Series and the ING Solution 2045 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2045 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

15

Portfolio Fees and Expenses

The tables that follow show the fees and expenses you pay if you buy and hold shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Solution Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

S Class Shares Annual Portfolio Operating Expenses(1) (as a percentage of average daily net assets)
		Distribution (12b-1) Fee and			Acquired (Underlying)	Total	Waivers,	Net Annual
Portfolio	Management Fees	Shareholder Services Fee	Admin. Services Fee	Other Expenses	Funds Fees and Expenses(2)	Operating Expenses	Reimbursements and Recoupments(3)	Operating Expenses
ING Solution Income	0.10%	0.25%	0.02%	-	0.62%	0.99%	-	0.99%
ING Solution 2015	0.10%	0.25%	0.02%	-	0.66%	1.03%	-	1.03%
ING Solution 2025	0.10%	0.25%	0.02%	-	0.72%	1.09%	-	1.09%
ING Solution 2035	0.10%	0.25%	0.02%	-	0.81%	1.18%	-	1.18%
ING Solution 2045	0.10%	0.25%	0.02%	-	0.83%	1.20%	-	1.20%

(1)  This table shows the estimated operating expenses for S Class shares of each Portfolio as a ratio of expenses to average daily net assets.

(2)  Each Solution Portfolio's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2006. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year.

(3)  DSL, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSL within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

ADV Class Shares Annual Portfolio Operating Expenses(1) (as a percentage of average daily net assets)
		Distribution (12b-1) Fee and			Acquired (Underlying)	Total	Waivers,	Net Annual
Portfolio	Management Fees	Shareholder Services Fee	Admin. Services Fee	Other Expenses	Funds Fees and Expenses(2)	Operating Expenses	Reimbursements and Recoupments(3)	Operating Expenses
ING Solution Income	0.10%	0.50%	0.02%	-	0.62%	1.24%	-	1.24%
ING Solution 2015	0.10%	0.50%	0.02%	-	0.66%	1.28%	-	1.28%
ING Solution 2025	0.10%	0.50%	0.02%	-	0.72%	1.34%	-	1.34%
ING Solution 2035	0.10%	0.50%	0.02%	-	0.81%	1.43%	-	1.43%
ING Solution 2045	0.10%	0.50%	0.02%	-	0.83%	1.45%	-	1.45%

(1)  This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets.

  (2)  Each Solution Portfolio's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2006. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year.

  (3)  DSL, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSL within three years. The amount of each Portfolio's expenses

16

waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2006.

Underlying Funds	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth Portfolio	0.77%
ING American Century Large Company Value Portfolio	1.00%
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Baron Asset Portfolio(1)	1.05%
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio(2)	0.63%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.75%
ING Capital Guardian U.S. Equities Portfolio	0.75%
ING Columbia Small Cap Value II Portfolio(1)	0.96%
ING Davis Venture Value Portfolio	0.90%
ING Disciplined International SmallCap Fund(1)	0.95%
ING Disciplined Small Cap Value Portfolio(1)	0.72%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.65%
ING FMRSM Large Cap Growth Portfolio	0.68%
ING FMRSM Mid Cap Growth Portfolio	0.63%
ING Franklin Mutual Shares Portfolio(2)	0.78%
ING Fundamental Research Portfolio	0.75%
ING Global Real Estate Portfolio(1)	0.90%
ING Global Resources Portfolio	0.65%
ING International Growth Opportunities Portfolio	1.02%
ING Janus Contrarian Portfolio	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.26%
ING JPMorgan International Portfolio	1.00%
ING JPMorgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Julius Baer Foreign Portfolio	0.89%
ING Legg Mason Partners Aggressive Growth Portfolio	0.80%
ING Legg Mason Partners Large Cap Growth Portfolio	0.84%
ING Legg Mason Value Portfolio	0.78%
ING Limited Maturity Bond Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Lord Abbett U.S. Government Securities Portfolio(1)	0.68%
ING Marisco Growth Portfolio	0.77%
ING Marisco International Opportunities Portfolio	0.68%

17

Underlying Funds	Net Operating Expenses
ING Neuberger Berman Partners Portfolio(1)	0.67%
ING Neuberger Berman Regency Portfolio(1)	0.88%
ING Oppenheimer Main Street Portfolio®	0.64%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING PIMCO High Yield Portfolio	0.50%
ING PIMCO Total Return Portfolio	0.73%
ING Pioneer Equity Income Portfolio (not available until May 11, 2007)(2)	0.70%
ING Pioneer Fund Portfolio	0.71%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Templeton Foreign Equity Portfolio(1)	0.98%
ING Thornburg Value Portfolio	0.90%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.64%
ING T. Rowe Price Growth Equity Portfolio	0.75%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING UBS U.S. Small Cap Growth Portfolio(1)	1.00%
ING Van Kampen Capital Growth Portfolio	0.63%
ING Van Kampen Comstock Portfolio	0.83%
ING Van Kampen Growth and Income Portfolio(1)	0.65%
ING Van Kampen Real Estate Portfolio	0.65%
ING VP Growth and Income Portfolio	0.59%
ING VP Growth Portfolio	0.69%
ING VP High Yield Bond Portfolio	0.73%
ING VP Index Plus International Equity Portfolio	0.56%
ING VP Index Plus LargeCap Portfolio	0.43%
ING VP Index Plus MidCap Portfolio	0.49%
ING VP Index Plus SmallCap Portfolio	0.49%
ING VP Intermediate Bond Portfolio	0.49%
ING VP International Equity Portfolio	0.99%
ING VP International Value Portfolio	1.01%
ING VP MidCap Opportunities Portfolio	0.90%
ING VP Money Market Portfolio	0.34%
ING VP Real Estate Portfolio	0.93%
ING VP Small Company Portfolio	0.85%
ING VP SmallCap Opportunities Portfolio	0.91%
ING VP Value Opportunity Portfolio	0.69%
ING Wells Fargo Disciplined Value Portfolio(1)	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%

(1)  Because the Underlying Fund or Class I shares of the Underlying Fund did not have a full calendar year of operations as of December 31, 2006, the expenses are estimated for the current fiscal year.

(2)  As the Underlying Fund or Class I shares of the Underlying Fund had not commenced operations as of the date of this Prospectus the expense ratios are estimated for the current fiscal year.

18

Examples

The Examples are intended to help you compare the cost of investing in S Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year, that all dividends and distributions are reinvested, and that the S Class shares' net annual operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Solution Income	$101	$315	$547	$1,213
ING Solution 2015	$105	$328	$569	$1,259
ING Solution 2025	$111	$347	$601	$1,329
ING Solution 2035	$120	$375	$649	$1,432
ING Solution 2045	$122	$381	$660	$1,455

Examples

The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year, that all dividends and distributions are reinvested, and that the ADV Class shares' net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract that may use a Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Solution Income	$126	$393	$681	$1,500
ING Solution 2015	$130	$406	$702	$1,545
ING Solution 2025	$136	$425	$734	$1,613
ING Solution 2035	$146	$452	$782	$1,713
ING Solution 2045	$148	$459	$792	$1,735

19

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of each Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds

(iv)  the correlation and covariance among Underlying Funds; and

(v)  the availability of new funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

DSL intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" beginning on page 41 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

20

DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: AllianceBernstein L.P.	ING AllianceBernstein Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of net assets in common stock of mid-capitalization companies (defined as companies that have a market capitalization within the range of companies in the Russell Midcap® Growth Index). May also invest in convertibles, investment grade instruments, U.S. government securities and high quality, short-term obligations (including repurchase agreements, bankers' acceptances and domestic certificates of deposit) and without limit in foreign securities. May write exchange-traded covered call options on up to 25% of assets, may make secured loans on portfolio securities of up to 25% of assets, may enter into repurchase agreements on up to 10% of assets and may enter into futures contracts on securities indices and options on such futures contracts.	Convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Large Company Value Portfolio	Long-term capital growth, income is a secondary objective.	Invests at least 80% of assets in equity securities of large-capitalization companies (those with market capitalizations similar to companies in the Russell 1000® Index). Equity securities include common and preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. May also invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Small-Mid Cap Value Portfolio	Long-term capital growth, income is a secondary objective.	At least 80% of assets in U.S. equity securities of small-mid capitalization companies. Small-mid capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800 Index. May invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stock and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock and stock or stock index futures contracts.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Asset Portfolio	Capital appreciation.	Invests primarily in common stocks of small- and mid-sized companies (those that have a market capitalization of less than $8 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and in convertible instruments. Debt securities may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may also engage in derivatives transactions.	Convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, large positions risk, liquidity risk, market and company risk, mid-capitalization company risk, securities lending risk, small-capitalization company risk and value investing risk.

21

DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Small Cap Growth Portfolio	Capital appreciation.	Invests at least 80% of assets in securities of smaller companies with market values under $2.5 billion.	Equity securities risk, growth investing risk, large positions risk, market and company risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Financial Management, Inc.	ING BlackRock Inflation Protected Bond Portfolio	Maximum real return, consistent with real capital and prudent investment management.	Normally invests at least 80% of the Portfolio's assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the Portfolio's benchmark). May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investors Service) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have a higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar-rolls).	Asset-backed securities risk, credit derivatives risk, credit risk, currency risk, debt securities risk, derivatives risk, diversification risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inflation-index bonds risk, interest rate risk, leveraging risk, manager risk, mortgage-related securities risk, portfolio turnover risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in equity securities of large capitalization companies (defined as those included in the Russell 1000® Growth Index). Up to 10% in foreign securities in the form of American Depositary Receipts. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market capitalization risk, maturity risk, portfolio turnover risk, securities lending risk and U.S. government & obligations securities risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Value Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of large-capitalization companies (those within the market-cap range of companies included in the Russell 1000® Value Index). May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment grade convertible securities, preferred stock, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued basis.	Borrowing risk, call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, over-the-counter investment risk, portfolio turnover risk, restricted and illiquid securities risk, securities lending risk, U.S. government securities & obligations risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Capital Guardian Trust Company	ING Capital Guardian U.S. Equities Portfolio	Long-term growth of capital and income.	Invest at least 80% of assets in equity and equity-related securities (including common and preferred stock and convertible securities such as warrants and rights) of issuers located in the U.S. with greater consideration given to potential appreciation and future dividends than to current income. Under normal conditions, the Portfolio will invest in companies with market capitalizations of greater than $1 billion. May invest in ADRs, EDRs and GDRs, debt securities and cash equivalents.	Convertible securities risk, depositary receipt risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Columbia Management Advisors, LLC	ING Columbia Small Cap Value II Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth. May also invest in real estate investments trusts ("REITs"), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds.	Depositary receipt risk, equity securities risk, foreign investment risk, manager risk, market and company risk, other investment companies risk, portfolio turnover risk, real estate investment trusts risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Davis Selected Advisers, L.P.	ING Davis Venture Value Portfolio	Long-term growth of capital.	Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. The Portfolio is not diversified, and may invest a significant portion of its assets in a single issuer.	Debt securities risk, diversification risk, equity securities risk, foreign investment risk, headline risk, industry focus risk, manager risk, market and company risk and value investing risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING Disciplined International SmallCap Fund	Long-term capital appreciation.	Invests at least 80% of its assets in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P/Citigroup Extended Market Index World Ex. U.S. At least 65% of the Fund's assets will normally be invested in companies located in a number of different countries, other than the U.S. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign current contracts and futures contracts. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. The Fund is non-diversified, which means it may invest in a significant portion of its assets in a single issuer.	Derivatives risk, diversification risk, emerging markets risk, foreign investment risk, inability to sell securities risk, manager risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management, Co.	ING Disciplined Small Cap Value Portfolio	Seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.	Invests at least 80% of its assets in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, equity securities risk, inability to sell securities risk, index strategy risk, manager risk, other investment companies risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Evergreen Investment Management Company, LLC	ING Evergreen Omega Portfolio	Long-term capital growth.	Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities.	Convertible securities risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment style risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Diversified Mid Cap Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell future contracts and other investment companies, including, exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Large Cap Growth Portfolio	Growth of capital over the long term.	Invests at least 80% of its assets in common stocks of companies with large market capitalization (defined as companies whose market capitalizations are similar to those of companies in the Russell 1000® Index or the S&P 500® Index). May invest up to 25% of its assets in securities of foreign issuers, including emerging market issuers, and may use various techniques such as buying and selling futures contracts and other investment companies, including exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, other investment companies risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those companies with capitalizations whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index.). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of its assets in foreign securities, including emerging markets. May buy and sell futures contracts and exchange-traded funds.	Emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, securities lending risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Franklin Mutual Advisers, LLC	ING Franklin Mutual Shares Portfolio	Seeks capital appreciation with a secondary goal of income.	Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $1.5 billion, although it may invest a portion of its assets in small capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.	Convertible securities risk, credit risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, risk arbitrage securities and distressed companies risk, securities lending risk, small-capitalization company risk, sovereign debt risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Fundamental Research Portfolio	Maximize total return through investments in a diversified portfolio of common stocks.	Invests at least 65% of its total assets in common stocks and securities convertible into common stock. May also invest in inital public offerings and derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Emphasizes stocks of larger companies. May also invest in mid-capitalization companies and may invest up to 25% of assets in foreign securities.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, market trends risk, mid-capitalization company risk, other investment companies risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING Global Real Estate Portfolio	Total return.	Invests at least 80% of its assets in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate). The Portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts ("REITs"). The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, market capitalization risk, market trends risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Global Resources Portfolio	Long-term capital appreciation.	Prior to July 16, 2007, normally invests at least 80% of its assets in the equities of producers of commodities or "hard asset" companies. Effective July 16, 2007, normally invests at least 80% of its assets in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. May invest directly in commodities including gold bullion and coins and may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer.	Commodities risk. debt securities risk, depositary receipt risk, derivatives risk, diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, natural resources risk, over-the-counter investment risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk and securities lending risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING International Growth Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets. May invest in government debt securities of developed foreign countries and may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures. May invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. May employ currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and sovereign debt risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Janus Capital Management LLC	ING Janus Contrarian Portfolio	Capital appreciation.	Invests at least 80% of net assets in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities (either directly or through depositary receipts), up to 20% in high-yield debt securities ("junk bonds"); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors.	Call risk, credit risk, debt securities risk, depositary receipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, maturity risk, mid-capitalization company risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk, special situations risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Emerging Markets Equity Portfolio	Capital appreciation.	Invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment grade ("junk bonds") and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar-rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended.	Call risk, convertible securities risk, currency risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Asset Management (U.K.) Limited	ING JPMorgan International Portfolio	Long-term growth of capital.	Invests at least 65% of its assets in equity securities of foreign companies that the sub-adviser believes have higher growth potential and which are attractively valued. Will invest in a number of issuers in several countries other than the U.S. and will invest in securities of both developed and developing markets. May also invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities. The Portfolio, during periods of unusual cash flows, may invest more than 5% of its assets in index options, futures and ETFs.	Credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, high-yield, lower-grade debt securities risk, interest rate risk, market and company risk and other investment companies risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Mid Cap Value Portfolio	Growth from capital appreciation.	Invests at least 80% of its assets in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the U.S. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Convertible securities risk, depositary receipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, investment style risk, manager risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk, price volatility risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Small Cap Core Equity Portfolio	Capital growth over the long term.	Invests at least 80% of total assets in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% in foreign securities, including depositary receipts, convertible securities, high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, real estate investment trusts risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of it assets in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. May invest in shares of investment companies. May invest in derivatives (including futures contracts, options, and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, interest rate risk, investment style risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, price volatility risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Julius Baer Investment Management LLC	ING Julius Baer Foreign Portfolio	Long-term growth of capital.	Invests at least 80% of assets in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in non-investment grade bonds). May invest in derivatives. Will invest at least 65% in no fewer than three different countries located outside the U.S. May use futures, swaps and warrants.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, liquidity risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Aggressive Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets, plus any borrowing for investment purposes, in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly in foreign securities or in depositary receipts; (including emerging market securities); and may have exposure to foreign currencies.	Convertible securities risk, currency risk, depositary receipt risk, emerging growth risk, emerging markets risk, equity securities risk, foreign investment risk, issuer concentration risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Large Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of large-capitalization companies and related investments. Large-capitalization companies are defined as those with market capitalizations similar to companies in the Russell 1000® Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. May invest in foreign securities (including emerging market securities) directly or through depositary receipts.	Convertible securities risk, credit risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, over-the-counter investment risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Legg Mason Capital Management, Inc.	ING Legg Mason Value Portfolio	Long-term growth of capital.	Invests primarily in equity securities (including foreign securities), that may be listed on a securities exchange or traded in the over-the-counter markets. Generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. May also invest in convertible and debt securities. May invest up to 25% of assets in long-term debt securities, and up to 10% of in high-yield debt securities. The Portfolio is non-diversified and may invest a greater portion of its assets in a particular issuer.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, diversification risk, equity securities risk, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market trends risk, mid-capitalization company risk, over-the-counter investment risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Limited Maturity Bond Portfolio	Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Invests at least 80% of assets in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar-roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Borrowing risk, call risk, credit derivatives risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, income risk, interest rate risk, leveraging risk, manager risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett Affiliated Portfolio	Long-term growth of capital. Current income is a secondary objective.	Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Value Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, market trends risk, portfolio turnover risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett U.S. Government Securities Portfolio	High current income consistent with reasonable risk.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities, including obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises, such as: Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Federal Farm Credit Bank; and Government National Mortgage Association. May invest in derivative and similar instruments, including options, futures, forward contracts, swap agreements, warrants and rights. May also invest extensively in mortgage-related securities and also may invest in other asset-backed securities.	Debt securities risk, derivatives risk, interest rate risk, leveraging risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, price volatility risk, and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico Growth Portfolio	Capital appreciation.	Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalization of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts on other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% total assets in securities of companies in a single market sector. Generally will not invest more than 25% of total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, price volatility risk, sector risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico International Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the U.S. and generally maintains a core position of between 35 and 50 common stocks. May use options, futures and foreign currency contracts. May invest in emerging markets. Up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. Up to 15% in illiquid securities. May invest up to 25% of its total assets in securities of companies in a single market sector, although it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Currency risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth stock risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, mortgage-related securities risk, price volatility risk, restricted and illiquid securities risk, sector risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Partners Portfolio	Capital growth.	Invests mainly in common stocks of mid-to large-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). The sub-adviser considers large-capitalization companies to be those with market capitalizations over $18.4 billion. May invest a portion of its assets in derivative instruments, including options and futures. May also invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Regency Portfolio	Capital growth.	Invests mainly in common stocks of mid-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). From time to time the sub-adviser may emphasize investment in sectors that it believes will benefit from market or economic trends. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Main Street Portfolio®	Long-term growth of capital and future income.	Invests mainly in common stock of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. May also invest in debt securities such as bonds and debentures, but does not currently emphasize these investments.	Call risk, debt securities risk, equity securities risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Strategic Income Portfolio	High level of current income principally derived from interest on debt securities.	Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign issuers. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives.	Credit risk, credit derivatives risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, manager risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, sector allocation risk, U.S. government securities & obligations risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO High Yield Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment grade fixed-income investments. May invest up to 20% in non-US dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 10% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May invest all of its assets in mortgage-or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar-rolls").	Borrowing risk, call risk, convertible securities risk, credit derivatives risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, income risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, maturity risk, mortgage-related securities risk, securities lending risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO Total Return Portfolio	Maximum total return.	Invests at least 65% of its net assets in fixed-income instruments of varying maturities. Invests primarily in investment grade securities, but may invest up to 10% in high-yield securities rated below investment grade but rated at least B or higher or if unrated, determined to be of comparable quality. May invest up to 30% of assets in foreign securities and may invest beyond that limit in U.S. dollar-denominated securities of foreign issuers. The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. May invest all of its assets in derivatives.	Convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Equity Income Portfolio (not available until May 11, 2007)	Seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of US. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities.	Convertible securities risk, credit risk, debt securities risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Fund Portfolio	Reasonable income and capital growth.	Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of assets in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risks, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, real estate investment trusts risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer High Yield Portfolio	Maximize total return through income and capital appreciation.	Invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment, such as financial, technology or capital goods. The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds and real estate investment trusts. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.	Convertible securities risk, credit risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, real estate investment trusts risk, sector risk, securities lending risk, value investing risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Mid Cap Value Portfolio	Capital appreciation.	Invests at least 80% of assets in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell® Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Mid Cap Value® Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities, and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risks, inability to sell securities risk, manager risk, market capitalization risk, market and company risk, mid-capitalization company risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Templeton Investment Counsel, LLC	ING Templeton Foreign Equity Portfolio	Long-term capital growth.	Invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. The Portfolio may also have significant investments in one or more countries or on particular sectors, such as financial institutions or industrial companies. May use derivatives and may invest up to 5% of its total assets in swap agreements, put and call options and collars.	Convertible securities risk, currency risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, manager risk, market and company risk, portfolio turnover risk, price volatility risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Thornburg Investment Management	ING Thornburg Value Portfolio	Capital appreciation.	Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets.	Convertible securities risk, debt securities risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, market and company risk, mid-capitalization company risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of companies having marketing capitalizations within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stock but may also invest in foreign securities and futures and options.	Derivatives risk, equity securities risk, foreign investment risk, growth investing risk, market and company risk, mid-capitalization company risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	Invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Invests most assets in U.S. common stocks, but also may invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc. and T. Rowe Price Government Reserve Investment Funds, Inc.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Growth Equity Portfolio	Long-term capital growth, and secondarily, increasing dividend income.	Invests at least 80% of assets in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk and market and company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Large Cap Equity Portfolio	Long-term growth of capital and future income.	Invests at least 80% its net assets in equity securities of U.S. large-capitalization companies (defined as those with market capitalization range equal to those of companies included in the Russell 1000® Index). Equity investments include dividend-paying securities, common stock and preferred stock. Emphasizes large capitalization stock, but may hold small- and mid-capitalization stock. May invest in options, futures and other derivatives and exchange-traded funds.	Derivatives risk, equity securities risk, market and company risk, mid-capitalization company risk, other investment companies risk, over-the-counter investment risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Small Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of its net assets in equity securities of U.S. small capitalization companies (those companies with market capitalizations of $2.5 billion or less at the time of purchase). Equity securities may include common stock and preferred stock. May invest up to 20% of its net assets in foreign securities and also invest in derivatives, including forward currency contracts, options and futures and exchange-traded funds. May also invest in emerging growth companies. May also invest a portion of its assets in securities outside the market capitalization range stated above. May invest in cash or cash equivalent instruments, including shares of an affiliated investment company.	Derivatives risk, equity securities risk, foreign investment risk, manager risk, market and company risk, market trends risk, other investment companies risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Capital Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities. May invest up to 25% of its assets in foreign securities, including emerging markets. May invest up to 10% of its total assets in real estate investment trusts.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, real estate investment trusts risk and securities lending risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Comstock Portfolio	Seeks capital growth and income.	Invests in equity securities including common stocks, preferred stocks, and securities convertible into common and preferred stocks. Additionally, may invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment grade corporate debt securities. May invest up to 25% of assets in foreign securities, not including American Depositary Receipts ("ADRs"), and may invest in derivatives.	Convertible securities risk, currency risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk, mid-capitalization company risk, real estate investment trusts risks, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Growth and Income Portfolio	Long-term growth of capital and income.	Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Real Estate Portfolio	Capital appreciation. Current income is a secondary objective.	Invests at least 80% of assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the NASDAQ. May also invest up to 25% of assets in financial institutions that issue or service mortgages and up to 20% of assets in high-yield debt and convertible bonds. May invest in equity, debt or convertible securities whose products are related to the real estate industry, mortgage- and asset-backed securities and covered options on securities and stock indices. The Portfolio is non-diversified.	Call risk, convertible securities risk, debt securities risk, derivatives risk, diversification risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, mortgage-related securities risk, real estate investment trusts risk, sector risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth and Income Portfolio	Maximize total return.	Invests at least 65% of total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, price volatility risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth Portfolio	Growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.	Invests primarily in common stocks and securities convertible into common stock of large (defined as companies that have market capitalizations of at least $3 billion) U.S. companies. Emphasizes stocks of larger companies, although it may invest in companies of any size. May invest in derivatives and foreign securities. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, growth investing risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP High Yield Bond Portfolio	High level of current income and total return.	Invests at least 80% of assets in high-yield (high risk) bonds, commonly referred to as "junk bonds". Remaining assets may be invested in investment grade debt securities, common and preferred stock, U.S. government securities, money market instruments, and debt securities of foreign issuers, including emerging markets. May purchase structured debt obligations and engage in dollar-roll transactions and swap agreements. May invest in derivatives and companies of any size. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small- and mid-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Advisors, B.V.	ING VP Index Plus International Equity Portfolio	Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index"), while maintaining a market level of risk.	Invests at least 80% of its assets in stocks included in the MSCI EAFE® Index, exchange-traded funds ("ETFs"), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. May also invest in convertible securities included in the MSCI EAFE® Index. At any one time, the portfolio manager generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, index strategy risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus LargeCap Portfolio	Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of large-capitalization companies included in the S&P 500® Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus MidCap Portfolio	Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus SmallCap Portfolio	Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization of at least $1 billion. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization company risk.

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RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Intermediate Bond Portfolio	Maximize total return consistent with reasonable risk.	Invests at least 80% of assets in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment grade. May invest a portion of assets in high-yield (high risk) debt securities, commonly known as "junk bonds". May also invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar-roll transactions and swap agreements. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, extension risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, portfolio turnover risk, price volatility risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Equity Portfolio	Long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside the U.S.	Invests at least 80% of assets in equity securities. At least 65% will be invested in securities of companies of any size principally traded in three or more countries outside the U.S. These securities may include common stocks as well as securities convertible into common stock. May invest in derivatives, including futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Value Portfolio	Long-term capital appreciation.	Invests at least 65% of assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, inability to sell securities risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP MidCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, inability to sell securities risk, market trends risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Money Market Portfolio	High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments.	Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Concentration in financial services sector risk, credit risk, foreign investment risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment and call risk, repurchase agreement risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING VP Real Estate Portfolio	Total return.	Invests at least 80% of assets in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings. The Portfolio is non-diversified.	Concentration risk, diversification risk, inability to sell securities, initial public offerings risk, manager risk, market trends risk, price volatility risk, real estate investment trusts risk, real estate risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Small Company Portfolio	Growth of capital.	Invests at least 80% of assets in common stocks of small-capitalization companies. Small-capitalization companies are those with market capitalizations that fall within the range of the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $66 million and $3.66 billion. May invest in foreign securities. May invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP SmallCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in commons tock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Inability to sell securities risk, market trends risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization company risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Value Opportunity Portfolio	Growth of capital primarily through investment in a diversified portfolio of common stocks.	Invests at least 65% of assets in common stocks. May invest in companies of any size, although it tends to invest in the majority of its assets in companies with market capitalizations greater than $1 billion. Focuses on investing in securities of large companies which are included in the 500 largest U.S. companies as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. Equity securities include common stocks and American Depositary Receipts. May invest the remaining 35% of assets in other types of securities including foreign securities and securities of smaller companies. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Foreign investment risk, other investment companies risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Disciplined Value Portfolio	Long-term capital growth.	Prior to July 16, 2007, invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies found within the range of companies comprising the Russell Midcap® Value Index at the time of purchase. Effective July 16, 2007, Portfolio invests in companies that the sub-adviser believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. Generally invests in securities of mid-sized companies, but may also invest a portion of its assets in securities of small- and large-sized companies. May invest in any sector and at times may emphasize one or more particular sectors. May invest up to 25% of its assets in foreign securities.	Call risk, debt securities risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Manager: ING Investments, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Small Cap Disciplined Portfolio	Long-term capital appreciation.	Invests at least 80% of its assets in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500(TM) Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities	Equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

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MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution Portfolios:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, DSL's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not. DSL also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, DSL may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to DSL or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio.

DSL has informed the Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

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Asset Backed Securities Risk The principal on asset backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage backed securities are issued in several classes with different levels of yield and credit protection. A Portfolio's investments in commercial mortgage backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent an Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

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Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign

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taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipt ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Inability to Sell Securities Risk Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

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Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.
Natural Resources Risk. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk Certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). An Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key

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persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Portfolios, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the underlying Portfolio's manager believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

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A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

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MANAGEMENT OF THE SOLUTION PORTFOLIOS

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Solution Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. DSL may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC, predecessor to DSL, have received exemptive relief from the SEC that permits DSL and the Company to add or terminate non-affiliated sub-advisers without shareholder approval. For the fiscal year ended December 31, 2006, ILIAC, predecessor to DSL, received $395,571 in advisory fees. The Solution Portfolios pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Solution Portfolios, pay the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

0.03% of the first $500 million

0.025% of the next $500 million

0.02% of the next $1 billion

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2006.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers or third-party administrators, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $3,641 pursuant to such arrangements with these insurance companies.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans and Stanley D. Vyner have been on the Investment Committee since the Portfolio's inception. Michael J. Roland has been on the Investment Committee since April 2007.

The members of the Investment Committee are: William A. Evans, Michael J. Roland and Stan Vyner.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

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Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING's mutual funds administration.

Stanley D. Vyner is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to January 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

SHAREHOLDER INFORMATION

>  Classes of Shares

The Company offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the S Class and ADV Class shares are offered in this Prospectus.

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Solution Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Solution Portfolios' Rule 12b-1 Plan, the Solution Portfolios' Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies

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to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Solution Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Solution Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Solution Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reach their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

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•  Fixed-income securities that have gone into default and for which there are not current market value quotations; and

•  Securities that are restricted as to transfer or resale.

Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buy shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a that day's price, the order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolio's and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these

52

transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Solution Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solution Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 30 days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the calendar month. Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the next calendar month or until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's

53

separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

54

ING Partners, Inc.
Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

Selected data for a share outstanding for each period:

	S Class
ING Solution Income Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.39	$10.02
Income from investment operations:
Net investment income	0.36 *	0.36 *
Net realized and unrealized gain on investments	0.40	0.01
Total from investment operations	0.76	0.37
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.00 **	—
Total distributions	0.02	—
Net asset value, end of period	$11.13	$10.39

Total return(2)	7.37%	3.69%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$54,634	$507
Ratio to average net assets:
Expenses(3)(4)	0.37%	0.37%
Net investment income(3)	3.28%	5.22%
Portfolio turnover rate	32%	21%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

55

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	ADV Class
ING Solution Income Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.36	$10.02
Income (loss) from investment operations:
Net investment income	0.57 *	0.54 *
Net realized and unrealized gain (loss) on investments	0.17	(0.20)
Total from investment operations	0.74	0.34
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.00 **	—
Total distributions	0.02	—
Net asset value, end of period	$11.08	$10.36

Total Return(2)	7.21%	3.39%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$20,477	$188
Ratio to average net assets:
Expenses(3)(4)	0.62%	0.62%
Net investment income(3)	5.29%	7.93%
Portfolio turnover rate	32%	21%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

56

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Solution 2015 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.77	$10.04
Income from investment operations:
Net investment income	0.29 *	0.27 *
Net realized and unrealized gain on investments	0.87	0.46
Total from investment operations	1.16	0.73
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.01	—
Total distributions	0.03	—
Net asset value, end of period	$11.90	$10.77

Total Return(2)	10.78%	7.27%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$191,100	$4,114
Ratio to average net assets:
Expenses(3)(4)	0.37%	0.37%
Net investment income(3)	2.52%	3.82%
Portfolio turnover rate	14%	49%
	ADV Class
ING Solution 2015 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.74	$10.04
Income from investment operations:
Net investment income	0.40 *	0.44 *
Net realized and unrealized gain on investments	0.73	0.26
Total from investment operations	1.13	0.70
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.01	—
Total distributions	0.03	—
Net asset value, end of period	$11.84	$10.74

Total Return(2)	10.54%	6.97%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$71,923	$1,032
Ratio to average net assets:
Expenses(3)(4)	0.62%	0.62%
Net investment income(3)	3.49%	6.29%
Portfolio turnover rate	14%	49%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

57

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Solution 2025 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.00	$10.05
Income from investment operations:
Net investment income	0.19 *	0.24 *
Net realized and unrealized gain on investments	1.19	0.71
Total from investment operations	1.38	0.95
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.02	—
Total distributions	0.04	—
Net asset value, end of period	$12.34	$11.00

Total Return(2)	12.59%	9.45%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$282,074	$15,503
Ratio to average net assets:
Expenses(3)(4)	0.37%	0.37%
Net investment income(3)	1.58%	3.38%
Portfolio turnover rate	23%	47%
	ADV Class
ING Solution 2025 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.97	$10.05
Income from investment operations:
Net investment income	0.27 *	0.24 *
Net realized and unrealized gain on investments	1.09	0.68
Total from investment operations	1.35	0.92
Less distributions from:
Net investment income	0.03	—
Net realized gains on investments	0.02	—
Total distributions	0.05	—
Net asset value, end of period	$12.28	$10.97

Total Return(2)	12.37%	9.15%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$100,091	$944
Ratio to average net assets:
Expenses(3)(4)	0.62%	0.62%
Net investment income(3)	2.29%	3.37%
Portfolio turnover rate	23%	47%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

58

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Solution 2035 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.16	$10.07
Income from investment operations:
Net investment income	0.22 *	0.23 *
Net realized and unrealized gain on investments	1.35	0.86
Total from investment operations	1.57	1.09
Less distributions from:
Net investment income	0.01	—
Net realized gains on investments	0.01	—
Total distributions	0.02	—
Net asset value, end of period	$12.71	$11.16

Total Return(2)	14.13%	10.82%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$222,502	$4,656
Ratio to average net assets:
Expenses(3)(4)	0.37%	0.37%
Net investment income(3)	1.85%	3.16%
Portfolio turnover rate	15%	33%
	ADV Class
ING Solution 2035 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.13	$10.07
Income from investment operations:
Net investment income	0.31 *	0.34 *
Net realized and unrealized gain on investments	1.23	0.72
Total from investment operations	1.54	1.06
Less distributions from:
Net investment income	0.01	—
Net realized gains on investments	0.01	—
Total distributions	0.02	—
Net asset value, end of period	$12.65	$11.13

Total Return(2)	13.91%	10.53%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$73,683	$542
Ratio to average net assets:
Expenses(3)(4)	0.62%	0.62%
Net investment income(3)	2.60%	4.59%
Portfolio turnover rate	15%	33%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

59

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	S Class
ING Solution 2045 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.37	$10.08
Income from investment operations:
Net investment income	0.11 *	0.08 *
Net realized and unrealized gain on investments	1.60	1.21
Total from investment operations	1.71	1.29
Less distributions from:
Net investment income	0.00 **	—
Net realized gains on investments	0.02	—
Total distributions	0.02	—
Net asset value, end of period	$13.06	$11.37

Total Return(2)	15.06%	12.80%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$114,650	$783
Ratio to average net assets:
Expenses(3)(4)	0.37%	0.37%
Net investment income(3)	0.90%	1.11%
Portfolio turnover rate	20%	106%
	ADV Class
ING Solution 2045 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.35	$10.08
Income from investment operations:
Net investment income	0.15 *	0.19 *
Net realized and unrealized gain on investments	1.53	1.08
Total from investment operations	1.68	1.27
Less distributions from:
Net investment income	0.00 **	—
Net realized gains on investments	0.02	—
Total distributions	0.02	—
Net asset value, end of period	$13.01	$11.35

Total Return(2)	14.82%	12.60%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,741	$334
Ratio to average net assets:
Expenses(3)(4)	0.62%	0.62%
Net investment income(3)	1.22%	2.54%
Portfolio turnover rate	20%	106%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

60

ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual shareholder report to shareholders dated December 31, 2006. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

APRIL 30, 2007  Prospectus — Initial Class ("I Class")

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution Income Portfolio

•  ING Solution 2015 Portfolio

•  ING Solution 2025 Portfolio

•  ING Solution 2035 Portfolio

•  ING Solution 2045 Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in the Initial Class shares of the Solution Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Solution Portfolios will achieve their respective investment objectives.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

Each Portfolio is a series of ING Partners, Inc. ("The Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services, LLC ("DSL") serves as the investment adviser of each Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Solution Portfolios

The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 19 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 of this Prospectus.

Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.

This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

>  Classes of Shares

Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Initial Class ("I Class") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information — Classes of Shares."

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of each Portfolio. DSL is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep") (NYSE.ING) one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

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ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocations may be changed at any time by DSL. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (i.e., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of ING Solution 2035 Portfolio in 10 years time, ING Solution 2025 Portfolio in 20 years time, ING Solution 2015 Portfolio in 30 years time and finally combine with ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

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DESCRIPTION OF THE SOLUTION PORTFOLIOS

>  Solution Portfolios at a Glance

The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
Investment Adviser	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC

Investment Profile	You are within 5 years of your retirement years or your financial goal target date.	You plan to retire or reach your financial goal target date between 2011 and 2020.	You plan to retire or reach your financial goal target date between 2021 and 2030.	You plan to retire or reach your financial goal target date between 2031 and 2040.	You plan to retire or reach your financial goal target date between 2041 and 2050.

	Shorter Investment Horizon				Longer Investment Horizon

Investment Objective	A combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Target Asset Mix (as of May 1, 2007)	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 55% in equity securities and 45% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 85% in equity securities and 15% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 95% in equity securities and 5% in fixed-income securities and cash equivalents

	ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
Target Sub-Asset Class Mix (as of May 1, 2007)(1)	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	13%	U.S. Large Cap Blend	12%	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	10%

	U.S. Large Cap Growth	2%	U.S. Large Cap Growth	9%	U.S. Large Cap Growth	14%	U.S. Large Cap Growth	16%	U.S. Large Cap Growth	17%

	U.S. Large Cap Value	3%	U.S. Large Cap Value	9%	U.S. Large Cap Value	14%	U.S. Large Cap Value	16%	U.S. Large Cap Value	17%

	U.S. Mid Cap	0%	U.S. Mid Cap	3%	U.S. Mid Cap	5%	U.S. Mid Cap	7%	U.S. Mid Cap	9%

	U.S. Small Cap	0%	U.S. Small Cap	3%	U.S. Small Cap	5%	U.S. Small Cap	7%	U.S. Small Cap	9%

	Non-U.S./ International	6%	Non-U.S./ International	7%	Non-U.S./ International	12%	Non-U.S./ International	15%	Non-U.S./ International	19%

	Real Estate	9%	Real Estate	8%	Real Estate	7%	Real Estate	6%	Real Estate	4%

	Intermediate-Term Bond	42%	Intermediate-Term Bond	28%	Intermediate-Term Bond	15%	Intermediate-Term Bond	15%	Intermediate-Term Bond	5%

	High Yield Bond	3%	High Yield Bond	4%	High Yield Bond	2%	High Yield Bond	0%	High Yield Bond	0%

	Short-Term Bond	20%	Short-Term Bond	8%	Short-Term Bond	8%	Short-Term Bond	0%	Short-Term Bond	0%

	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%

	Emerging Markets Equity	0%	Emerging Markets Equity	0%	Emerging Markets Equity	3%	Emerging Markets Equity	5%	Emerging Markets Equity	7%

	International REITs	0%	International REITs	3%	International REITs	3%	International REITs	3%	International REITs	3%

	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%

	Lower Risk				Higher Risk

Main Risks
The Solution Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, inflation-indexed bonds risk, interest rate risk, market and company risk, price volatility risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk, real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk, real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, mid-capitalization company risk, REITs risk and small-capitalization company risk

(1)  Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

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ING SOLUTION INCOME PORTFOLIO

>  Investment Objective

Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend	10%
U.S. Large-Capitalization Stocks—Growth	2%
U.S. Large-Capitalization Stocks—Value	3%
U.S. Mid-Capitalization Stocks	0%
U.S. Small-Capitalization Stocks	0%
Non-U.S./International Stocks	6%
Real Estate Stocks	9%
Intermediate-Term Bonds	42%
High Yield Bonds	3%
Short-Term Bonds	20%
TIPS	5%
Emerging Markets Equity	0%
International REITs	0%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk

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If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	3.49%

Worst:	2	nd quarter	2006	:	(0.47)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Dow Jones Target Today Index — Global Series and a composite index — the ING Solution Income Composite Index. The ING Solution Income Composite Index is comprised of 42% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/20% Lehman Brothers® 1-3 Year Government/Credit Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% DJ Wilshire Real Estate Securities Index/6% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/3% Lehman Brothers® High Yield Index/3% Russell 1000® Value Index/2% Russell 1000® Growth Index, which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed–rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

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Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	7.66%	6.92	%(1)	N/A
Dow Jones Target Today Index — Global Series	6.64%	5.74	%(2)	N/A
ING Solution Income Composite Index	9.97%	9.02	%(2)(3)	N/A

(1)  I Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target Today Index — Global Series and the ING Solution Income Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution Income Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2015 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	13%
U.S. Large-Capitalization Stocks—Growth	9%
U.S. Large-Capitalization Stocks—Value	9%
U.S. Mid-Capitalization Stocks	3%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	7%
Real Estate Stocks	8%
Intermediate-Term Bonds	28%
High Yield Bonds	4%
Short-Term Bonds	8%
TIPS	5%
Emerging Markets Equity	0%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk

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Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	4.82%

Worst:	2	nd quarter	2006	:	(0.99)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2015 Index — Global Series and a composite index —the ING Solution 2015 Composite Index. The ING Solution 2015 Composite Index is comprised of 28% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/13% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 1000® Value Index/9% Russell 1000® Growth Index/8% DJ Wilshire Real Estate Securities Index/7% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/4% Lehman Brothers® High Yield Index/3% Russell 2000® Index/3% Russell MidCap® Index/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The S&P 500® Index is an unmanaged index that measures the performance

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of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed–rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index which consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	10.96%	11.15	%(1)	N/A
Dow Jones Target 2015 Index — Global Series	9.65%	10.43	%(2)	N/A
ING Solution 2015 Composite Index	13.61%	13.01	%(2)(3)	N/A

(1)  I Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2015 Index — Global Series and the ING Solution 2015 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2015 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2025 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	12%
U.S. Large-Capitalization Stocks—Growth	14%
U.S. Large-Capitalization Stocks—Value	14%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	5%
Non-U.S./International Stocks	12%
Real Estate Stocks	7%
Intermediate-Term Bonds	15%
High Yield Bonds	2%
Short-Term Bonds	8%
TIPS	0%
Emerging Markets Equity	3%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

8

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	5.98%

Worst:	2	nd quarter	2006	:	(1.39)%

9

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2025 Index — Global Series and a composite index — the ING Solution 2025 Composite Index. The ING Solution 2025 Composite Index is comprised of 15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/12% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/12% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/8% Lehman Brothers® 1-3 Year Government/Credit Index/7% DJ Wilshire Real Estate Securities Index/5% Russell 2000® Index/5% Russell MidCap® Index/3% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index")/2% Lehman Brothers® High Yield Index, which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	12.94%	13.69	%(1)	N/A
Dow Jones Target 2025 Index — Global Series	14.28%	16.18	%(2)	N/A
ING Solution 2025 Composite Index	16.88%	16.82	%(2)(3)	N/A

(1)  I Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2025 Index — Global Series and the ING Solution 2025 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2025 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2035 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

10

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	16%
U.S. Large-Capitalization Stocks—Value	16%
U.S. Mid-Capitalization Stocks	7%
U.S. Small-Capitalization Stocks	7%
Non-U.S./International Stocks	15%
Real Estate Stocks	6%
Intermediate-Term Bonds	15%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	5%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's

11

performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	6.69%

Worst:	2	nd quarter	2006	:	(1.70)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — Dow Jones Target 2035 Index — Global Series and a composite index — the ING Solution 2035 Composite Index. The ING Solution 2035 Composite Index is comprised of 16% Russell 1000® Growth Index/16% Russell 1000® Value Index/15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/15% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/ 10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/7% Russell 2000® Index/7% Russell MidCap® Index/6% DJ Wilshire Real Estate Securities Index/5% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	14.29%	15.35	%(1)	N/A
Dow Jones Target 2035 Index — Global Series	16.95%	19.59	%(2)	N/A
ING Solution 2035 Composite Index	18.41%	18.83	%(2)(3)	N/A

(1)  I Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2035 Index — Global Series and the ING Solution 2035 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2035 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

12

ING SOLUTION 2045 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	17%
U.S. Large-Capitalization Stocks—Value	17%
U.S. Mid-Capitalization Stocks	9%
U.S. Small-Capitalization Stocks	9%
Non-U.S./International Stocks	19%
Real Estate Stocks	4%
Intermediate-Term Bonds	5%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	7%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
REITs Risk
Small-Capitalization Company Risk

13

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	7.27%

Worst:	2	nd quarter	2006	:	(1.99)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance — the Dow Jones Target 2045 Index — Global Series and a composite index — the ING Solution 2045 Composite Index. The ING Solution 2045 Composite Index is comprised of 19% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 2000® Index/9% Russell MidCap® Index/7% MSCI Emerging Markets IndexSM/5% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/4% DJ Wilshire Real Estate Securities Index/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The S&P/Citigroup World Property (ex. U.S.)

14

Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
I Class Return	15.38%	17.23	%(1)	N/A
Dow Jones Target 2045 Index — Global Series	17.38%	20.07	%(2)	N/A
ING Solution 2045 Composite Index	20.02%	20.93	%(2)(3)	N/A

(1)  I Class shares commenced operations on April 29, 2005.

(2)  The Dow Jones Target 2045 Index — Global Series and the ING Solution 2045 Composite Index returns are for the period beginning May 1, 2005.

(3)  The ING Solution 2045 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

15

Portfolio Fees and Expenses

The table that follows shows the fees and expenses you pay if you buy and hold Class I shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Solution Portfolios are not parties to your Variable Contract or Qualified plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified plan. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable

I Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fees	Distribution (12b-1) Fee and Shareholder Services Fee	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(3)	Net Annual Operating Expenses
ING Solution Income	0.10%	—	0.02%	—	0.62%	0.74%	—	0.74%
ING Solution 2015	0.10%	—	0.02%	—	0.66%	0.78%	—	0.78%
ING Solution 2025	0.10%	—	0.02%	—	0.72%	0.84%	—	0.84%
ING Solution 2035	0.10%	—	0.02%	—	0.81%	0.93%	—	0.93%
ING Solution 2045	0.10%	—	0.02%	—	0.83%	0.95%	—	0.95%

(1)  This table shows the estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets.

(2)  Each Solution Portfolio's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2006. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year.

(3)  DSL, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSL within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I Shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2006.

Underlying Funds	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth Portfolio	0.77%
ING American Century Large Company Value Portfolio	1.00%
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Baron Asset Portfolio(1)	1.05%

16

Underlying Funds	Net Operating Expenses
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio(2)	0.63%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.75%
ING Capital Guardian U.S. Equities Portfolio	0.75%
ING Columbia Small Cap Value II Portfolio(1)	0.96%
ING Davis Venture Value Portfolio	0.90%
ING Disciplined International SmallCap Fund(1)	0.95%
ING Disciplined Small Cap Value Portfolio(1)	0.72%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.65%
ING FMRSM Large Cap Growth Portfolio	0.68%
ING FMRSM Mid Cap Growth Portfolio	0.63%
ING Franklin Mutual Shares Portfolio(2)	0.78%
ING Fundamental Research Portfolio	0.75%
ING Global Real Estate Portfolio(1)	0.90%
ING Global Resources Portfolio	0.65%
ING International Growth Opportunities Portfolio(1)	1.02%
ING Janus Contrarian Portfolio(1)	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.26%
ING JPMorgan International Portfolio	1.00%
ING JPMorgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Julius Baer Foreign Portfolio	0.89%
ING Legg Mason Partners Aggressive Growth Portfolio	0.80%
ING Legg Mason Partners Large Cap Growth Portfolio	0.84%
ING Legg Mason Value Portfolio	0.78%
ING Limited Maturity Bond Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Lord Abbett U.S. Government Securities Portfolio(1)	0.68%
ING Marisco Growth Portfolio	0.77%
ING Marisco International Opportunities Portfolio	0.68%
ING Neuberger Berman Partners Portfolio(1)	0.67%
ING Neuberger Berman Regency Portfolio(1)	0.88%
ING Oppenheimer Main Street Portfolio®	0.64%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING PIMCO High Yield Portfolio	0.50%
ING PIMCO Total Return Portfolio	0.73%
ING Pioneer Equity Income Portfolio (not available until May 11, 2007)(2)	0.70%
ING Pioneer Fund Portfolio	0.71%
ING Pioneer High Yield Portfolio(1)	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Templeton Foreign Equity Portfolio(1)	0.98%
ING Thornburg Value Portfolio	0.90%

17

Underlying Funds	Net Operating Expenses
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.64%
ING T. Rowe Price Growth Equity Portfolio	0.75%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING UBS U.S. Small Cap Growth Portfolio(1)	1.00%
ING Van Kampen Capital Growth Portfolio	0.63%
ING Van Kampen Comstock Portfolio	0.83%
ING Van Kampen Growth and Income Portfolio(1)	0.65%
ING Van Kampen Real Estate Portfolio	0.65%
ING VP Growth and Income Portfolio	0.59%
ING VP Growth Portfolio	0.69%
ING VP High Yield Bond Portfolio	0.73%
ING VP Index Plus International Equity Portfolio	0.56%
ING VP Index Plus LargeCap Portfolio	0.43%
ING VP Index Plus MidCap Portfolio	0.49%
ING VP Index Plus SmallCap Portfolio	0.49%
ING VP Intermediate Bond Portfolio	0.49%
ING VP International Equity Portfolio	0.99%
ING VP International Value Portfolio	1.01%
ING VP MidCap Opportunities Portfolio	0.90%
ING VP Money Market Portfolio	0.34%
ING VP Real Estate Portfolio	0.93%
ING VP Small Company Portfolio	0.85%
ING VP SmallCap Opportunities Portfolio	0.91%
ING VP Value Opportunity Portfolio	0.69%
ING Wells Fargo Disciplined Value Portfolio(1)	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%

(1)  Because the Underlying or Class I shares of the Underlying Fund Fund did not have a full calendar year of operations as of December 31, 2006, the expenses are estimated for the current fiscal year.

(2)  As the Underlying Fund or Class I shares of the Underlying Fund had not commenced operations as of the date of this Prospectus the expense ratios are estimated for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in I Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year, that all dividends and distributions are reinvested, and that the I Class shares' net annual operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract that may use a Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Solution Income	$76	$237	$411	$918
ING Solution 2015	$80	$249	$433	$966
ING Solution 2025	$86	$268	$466	$1,037
ING Solution 2035	$95	$296	$515	$1,143
ING Solution 2045	$97	$303	$525	$1,166

18

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of each Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds; and

(v)  the availability of new funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

DSL intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks – Risks Associated with an Investment in the Underlying Funds" beginning on page 42 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: AllianceBernstein L.P.	ING AllianceBernstein Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of net assets in common stock of mid-capitalization companies (defined as companies that have a market capitalization within the range of companies in the Russell Midcap® Growth Index). May also invest in convertibles, investment grade instruments, U.S. government securities and high quality, short-term obligations (including repurchase agreements, bankers' acceptances and domestic certificates of deposit) and without limit in foreign securities. May write exchange-traded covered call options on up to 25% of assets, may make secured loans on portfolio securities of up to 25% of assets, may enter into repurchase agreements on up to 10% of assets and may enter into futures contracts on securities indices and options on such futures contracts.	Convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Large Company Value Portfolio	Long-term capital growth, income is a secondary objective.	Invests at least 80% of assets in equity securities of large-capitalization companies (those with market capitalizations similar to companies in the Russell 1000® Index). Equity securities include common and preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. May also invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Small-Mid Cap Value Portfolio	Long-term capital growth, income is a secondary objective.	At least 80% of assets in U.S. equity securities of small-mid-capitalization companies. Small-mid-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800® Index. May invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stock and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock and stock or stock index futures contracts.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Asset Portfolio	Capital appreciation.	Invests primarily in common stocks of small- and mid-sized companies (those that have a market capitalization of less than $8 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and convertible instruments. Debt securities may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may also engage in derivatives transactions.	Convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, large positions risk, liquidity risk, market and company risk, mid-capitalization company risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Small Cap Growth Portfolio	Capital appreciation.	Invests at least 80% of assets in securities of smaller companies with market values under $2.5 billion.	Equity securities risk, growth investing risk, large positions risk, market and company risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Financial Management, Inc.	ING BlackRock Inflation Protected Bond Portfolio	Maximum real return, consistent with real capital and prudent investment management.	Normally invests at least 80% of the Portfolio's assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the Portfolio's benchmark). May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investors Service) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have a higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar-rolls).	Asset-backed securities risk, credit risk, currency risk, debt securities risk, derivatives risk, diversification risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inflation-index bonds risk, interest rate risk, leveraging risk, manager risk, mortgage-related securities risk, portfolio turnover risk, securities lending risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in equity securities of large capitalization companies (defined as those included in the Russell 1000® Growth Index). Up to 10% in foreign securities in the form of American Depositary Receipts. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market capitalization risk, maturity risk, portfolio turnover risk, securities lending risk and U.S. government & obligations securities risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Value Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of large-capitalization companies (those within the market-cap range of companies included in the Russell 1000® Value Index). May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment grade convertible securities, preferred stock, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued basis.	Borrowing risk, call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, over-the-counter investment risk, portfolio turnover risk, restricted and illiquid securities risk, securities lending risk, U.S. government securities & obligations risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Capital Guardian Trust Company	ING Capital Guardian U.S. Equities Portfolio	Long-term growth of capital and income.	Invest at least 80% of assets in equity and equity-related securities (including common and preferred stock and convertible securities such as warrants and rights) of issuers located in the U.S. with greater consideration given to potential appreciation and future dividends than to current income. Under normal conditions, the Portfolio will invest in companies with market capitalizations of greater than $1 billion. May invest in ADRs, EDRs and GDRs, debt securities and cash equivalents.	Convertible securities risk, depositary receipt risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Columbia Management Advisors, LLC	ING Columbia Small Cap Value II Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth. May also invest in real estate investments trusts ("REITs"), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds.	Depositary receipt risk, equity securities risk, foreign investment risk, manager risk, market and company risk, other investment companies risk, portfolio turnover risk, real estate investment trusts risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Davis Selected Advisers, L.P.	ING Davis Venture Value Portfolio	Long-term growth of capital.	Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. The Portfolio is not diversified, and may invest a significant portion of its assets in a single issuer.	Debt securities risk, diversification risk, equity securities risk, foreign investment risk, headline risk, industry focus risk, manager risk, market and company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING Disciplined International SmallCap Fund	Long-term capital appreciation.	Invests at least 80% of its assets in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P/Citigroup Extended Market Index World Ex. U.S. At least 65% of the Fund's assets will normally be invested in companies located in a number of different countries, other than the U.S. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign current contracts and futures contracts. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. The Fund is non-diversified, which means it may invest in a significant portion of its assets in a single issuer.	Derivatives risk, diversification risk, emerging markets risk, foreign investment risk, inability to sell securities risk, manager risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management, Co.	ING Disciplined Small Cap Value Portfolio	Seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.	Invests at least 80% of its assets in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, equity securities risk, inability to sell securities risk, index strategy risk, manager risk, other investment companies risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Evergreen Investment Management Company, LLC	ING Evergreen Omega Portfolio	Long-term capital growth.	Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities.	Convertible securities risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment style risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Diversified Mid Cap Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell future contracts and other investment companies, including, exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Large Cap Growth Portfolio	Growth of capital over the long term.	Invests at least 80% of its assets in common stocks of companies with large market capitalizations (defined as companies whose market capitalizations are similar to those of companies in the Russell 1000® Index or the S&P 500® Index). May invest up to 25% of its assets in securities of foreign issuers, including emerging market issuers, and may use various techniques such as buying and selling futures contracts and other investment companies, including exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, other investment companies risk and portfolio turnover risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC. Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those companies with capitalizations whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index. May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of its assets in foreign securities, including emerging markets. May buy and sell contracts and exchange-traded funds.	Emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Franklin Mutual Advisers, LLC	ING Franklin Mutual Shares Portfolio	Seeks capital appreciation with a secondary goal of income.	Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large- capitalization companies with market capitalization values greater than $1.5 billion, although it may invest a portion of its assets in small capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.	Convertible securities risk, credit risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, risk arbitrage securities and distressed companies risk, securities lending risk, small-capitalization company risk, sovereign debt risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Fundamental Research Portfolio	Maximize total return through investment in a diversified portfolio of common stocks.	Invests at least 65% of its total assets in common stocks and securities convertible into common stock. May also invest in initial public offerings and derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Emphasizes stocks of larger companies. May also invest in mid-capitalization companies and may invest up to 25% of assets in foreign securities.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, market trends risk, mid-capitalization company risk, other investment companies risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING Global Real Estate Portfolio	Total return.	Invests at least 80% of its assets in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The Portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts ("REITs"). The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, market capitalization risk, market trends risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Global Resources Portfolio	Long-term capital appreciation.	Prior to July 16, 2007, normally invests at least 80% of its assets in the equities of producers of commodities or "hard asset" companies. Effective July 16, 2007, normally invests at least 80% of its assets in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. May invest directly in commodities including gold bullion and coins and may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer.	Commodities risk. debt securities risk, depositary receipt risk, derivatives risk, diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, natural resources risk, over-the-counter investment risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING International Growth Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets. May invest in government debt securities of developed foreign countries and may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures. May invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. May employ currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and sovereign debt risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Janus Capital Management LLC	ING Janus Contrarian Portfolio	Capital appreciation.	Invests at least 80% of net assets in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities (either directly or through depositary receipts), up to 20% in high-yield debt securities ("junk bonds"); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors.	Call risk, credit risk, debt securities risk, depositary receipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, maturity risk, mid-capitalization company risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk, special situations risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Emerging Markets Equity Portfolio	Capital appreciation.	Invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment grade ("junk bonds") and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar-rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended.	Call risk, convertible securities risk, currency risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Asset Management (U.K.) Limited	ING JPMorgan International Portfolio	Long-term growth of capital.	Invests at least 65% of its assets in equity securities of foreign companies that the sub-adviser believes have higher growth potential and which are attractively valued. Will invest in a number of issuers in several countries other than the U.S. and will invest in securities of both developed and developing markets. May also invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities. The Portfolio, during periods of unusual cash-flows, may invest more than 5% of its assets in index options, futures and ETFs.	Credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, high-yield, lower-grade debt securities risk, interest rate risk, market and company risk and other investment companies risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Mid Cap Value Portfolio	Growth from capital appreciation.	Invests at least 80% of its assets in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the U.S. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Convertible securities risk, depositary receipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, investment style risk, manager risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk, price volatility risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Small Cap Core Equity Portfolio	Capital growth over the long term.	Invests at least 80% of total assets in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% in foreign securities, including depositary receipts, convertible securities, high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, real estate investment trusts risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of it assets in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. May invest in shares of investment companies. May invest in derivatives (including futures contracts, options, and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, interest rate risk, investment style risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, price volatility risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Julius Baer Investment Management LLC	ING Julius Baer Foreign Portfolio	Long-term growth of capital.	Invests at least 80% of assets in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in non-investment grade bonds). May invest in derivatives. Will invest at least 65% in no fewer than three different countries located outside the U.S. May use futures, swaps and warrants.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risks, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, liquidity risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Aggressive Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets, plus any borrowing for investment purposes, in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly in foreign securities or in depositary receipts; (including emerging market securities); and may have exposure to foreign currencies.	Convertible securities risk, currency risk, depositary receipt risk, emerging growth risk, emerging markets risk, equity securities risk, foreign investment risk, issuer concentration risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Large Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of large-capitalization companies and related investments. Large-capitalization companies are defined as those with market capitalizations similar to companies in the Russell 1000® Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. May invest in foreign securities (including emerging market securities) directly or through depositary receipts.	Convertible securities risk, credit risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, over-the-counter investment risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Legg Mason Capital Management, Inc.	ING Legg Mason Value Portfolio	Long-term growth of capital.	Invests primarily in equity securities (including foreign securities), that may be listed on a securities exchange or traded in the over-the-counter markets. Generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. May also invest in convertible and debt securities. May invest up to 25% of assets in long-term debt securities, and up to 10% of in high-yield debt securities. The Portfolio is non-diversified and may invest a greater portion of its assets in a particular issuer.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, diversification risk, equity securities risk, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market trends risk, mid-capitalization company risk, over-the-counter investment risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Limited Maturity Bond Portfolio	Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Invests at least 80% of assets in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar-roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Borrowing risk, call risk, credit derivatives risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk income risk, interest rate risk, leveraging risk, manager risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett Affilitated Portfolio	Long-term growth of capital. Current income is a secondary objective.	Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (long companies are defined as those companies in the Russell 1000® Value Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, market trends risk, portfolio turnover risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett U.S. Government Securities Portfolio	High current income consistent with reasonable risk.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities, including obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises, such as: Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Federal Farm Credit Bank; and Government National Mortgage Association. May invest in derivative and similar instruments, including options, futures, forward contracts, swap agreements, warrants and rights. May also invest extensively in mortgage-related securities and also may invest in other asset-backed securities.	Debt securities risk, derivatives risk, interest rate risk, leveraging risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, price volatility risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico Growth Portfolio	Capital appreciation.	Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, future and options. May invest more than 25% assets in securities of companies in a single market sector. Generally will not invest more than 25% of total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, price volatility risk, sector risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico International Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the U.S. and generally maintains a core position of between 35 and 50 common stocks. May use options, futures and foreign currency contracts. May invest in emerging markets. Up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. Up to 15% in illiquid securities. May invest up to 25% of its total assets in securities of companies in a single market sector, although it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Currency risk, debt securities risk, depository receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth stock risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, mortgage-related securities risk, price volatility risk, restricted and illiquid securities risk, sector risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Partners Portfolio	Capital growth.	Invests mainly in common stocks of mid-to large-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). The sub-adviser considers large-capitalization companies to be those with market capitalization over $18.4 billion. May invest a portion of its assets in derivative instruments, including options and futures. May also invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Regency Portfolio	Capital growth.	Invests mainly in common stocks of mid-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). From time to time the sub-adviser may emphasize investment in sectors that it believes will benefit from market or economic trends. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Main Street Portfolio®	Long-term growth of capital and future income.	Invests mainly in common stock of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. May also invest in debt securities such as bonds and debentures, but does not currently emphasize these investments.	Call risk, debt securities risk, equity securities risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Strategic Income Portfolio	High level of current income principally derived from interest on debt securities.	Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower grade, high-yield securities of U.S. and foreign issuers. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives.	Credit risk, credit derivatives risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, manager risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, sector allocation risk, U.S. government securities & obligations risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO High Yield Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment grade fixed-income investments. May invest up to 20% in non-US dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 10% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps, and its net exposure to derivative securities may be equal to up to 100% of its total assets. May invest all of its assets in mortgage-or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar-rolls").	Borrowing risk, call risk, convertible securities risk, credit derivatives risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, income risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, maturity risk mortgage-related securities risk, securities lending risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO Total Return Portfolio	Maximum total return.	Invests at least 65% of its net assets in fixed-income instruments of varying maturities. Invests primarily in investment grade securities, but may invest up to 10% in high-yield securities rated below investment grade but at least B or higher or if unrated, determined to be of comparable quality. May invest up to 30% of assets in foreign securities and may invest beyond that limit in U.S. dollar-denominated securities of foreign issuers. The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. May invest all of its assets in derivatives.	Convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Equity Income Portfolio (not available until May 11, 2007)	Seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of US. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities.	Convertible securities risk, credit risk, debt securities risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Fund Portfolio	Reasonable income and capital growth.	Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of assets in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risks, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, real estate investment trusts risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer High Yield Portfolio	Maximize total return through income and capital appreciation.	Invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment, such as financials, technology or capital goods. The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds and real estate investment trusts. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.	Convertible securities risk, credit risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, real estate investment trusts risk, sector risk, securities lending risk, value investing risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Mid Cap Value Portfolio	Capital appreciation.	Invests at least 80% of assets in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell® Midcap Value Index or the 3-year moving average of the market capitalization of the largest company within the Russell MidCap Value® Index) as measured at the end of the preceeding month and are not less than the smallest company in the index. The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risks, inability to sell securities risk, manager risk, market capitalization risk, market and company risk, mid-capitalization company risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Templeton Investment Counsel, LLC	ING Templeton Foreign Equity Portfolio	Long-term capital growth.	Invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. The Portfolio may also have significant investments in one or more countries or on particular sectors, such as financial institutions or industrial companies. May use derivatives and may invest up to 5% of its total assets in swap agreements, put and call options and collars.	Convertible securities risk, currency risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, manager risk, market and company risk, portfolio turnover risk, price volatility risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Thornburg Investment Management	ING Thornburg Value Portfolio	Capital appreciation.	Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets.	Convertible securities risk, debt securities risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, market and company risk, mid-capitalization company risk, small-capitalization company risk and value investing risk

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of companies having marketing capitalizations within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stock but may also invest in foreign securities and futures and options.	Derivatives risk, equity securities risk, foreign investment risk, growth investing risk, market and company risk, mid-capitalization company risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	Invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Invests most assets in U.S. common stocks, but also may invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Funds, Inc.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Growth Equity Portfolio	Long-term capital growth, and secondarily, increasing dividend income.	Invests at least 80% of assets in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk and market and company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Large Cap Equity Portfolio	Long-term growth of capital and future income.	Invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies (defined as those with market capitalization range equal to those of companies included in the Russell 1000® Index). Equity investments include dividend-paying securities, common stock and preferred stock. Emphasizes large capitalization stock, but may hold small- and mid-capitalization stock. May invest in options, futures and other derivatives and exchange-traded funds.	Derivatives risk, equity securities risk, market and company risk, mid-capitalization company risk, other investment companies risk, over-the-counter investment risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Small Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of its net assets in equity securities of U.S. small capitalization companies (those companies with market capitalizations of $2.5 billion or less at the time of purchase). Equity securities may include common stock and preferred stock. May invest up to 20% of its net assets in foreign securities and also invest in derivatives, including forward currency contracts, options and futures and exchange-traded funds. May also invest in emerging growth companies. May also invest a portion of its assets in securities outside the market capitalization range stated above. May invest in cash or cash equivalent instruments, including shares of an affiliated investment company.	Derivatives risk, equity securities risk, foreign investment risk, manager risk, market and company risk, market trends risk, other investment companies risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Capital Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities. May invest up to 25% of its assets in foreign securities, including emerging markets. May invest up to 10% of its assets in real estate investment trusts.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, real estate investment trusts risk and securities lending risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Comstock Portfolio	Seeks capital growth and income.	Invests in equity securities including common stocks, preferred stocks, and securities convertible into common and preferred stocks. Additionally, may invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment grade corporate debt securities. May invest up to 25% of assets in foreign securities, not including American Depositary Receipts ("ADRs"), and may invest in derivatives.	Convertible securities risk, currency risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk, mid-capitalization company risk, real estate investment trusts risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Growth and Income Portfolio	Long-term of growth of capital and income.	Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Real Estate Portfolio	Capital appreciation. Current income is a secondary objective.	Invests at least 80% of assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the NASDAQ. May also invest up to 25% of assets in financial institutions that issue or service mortgages and up to 20% of assets in high-yield debt and convertible bonds. May invest in equity, debt or convertible securities whose products are related to the real estate industry, mortgage- and asset-backed securities and covered options on securities and stock indices. The Portfolio is non-diversified.	Call risk, convertible securities risk, debt securities risk, derivatives risk, diversification risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, mortgage-related securities risk, real estate investment trusts risk, sector risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth and Income Portfolio	Maximize total return.	Invests at least 65% of total assets in common stock believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including but not limited to, put and call options. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth Portfolio	Growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.	Invests primarily in common stocks and securities convertible into common stock of large (defined as companies that have market capitalization of at least $3 billion) U.S. companies. Emphasizes stocks of larger companies, although it may invest in companies of any size. May invest in derivatives and foreign securities. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, growth investing risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP High Yield Bond Portfolio	High level of current income and total return.	Invests at least 80% of assets in high-yield (high risk) bonds, commonly referred to as "junk bonds". Remaining assets may be invested in investment grade debt securities, common and preferred stock, U.S. government securities, money market instruments, and debt securities of foreign issuers, including emerging markets. May purchase structured debt obligations and engage in dollar-roll transactions and swap agreements. May invest in derivatives and companies of any size. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small- and mid-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Advisors, B.V.	ING VP Index Plus International Equity Portfolio	Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index"), while maintaining a market level of risk.	Invests at least 80% of its assets in stocks included in the MSCI EAFE® Index, exchange-traded funds ("ETFs"), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. May also invest in convertible securities included in the MSCI EAFE® Index. At any one time, the Portfolio Manager generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, index strategy risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus LargeCap Portfolio	Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of large-capitalization companies included in the S&P 500® Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus MidCap Portfolio	Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus SmallCap Portfolio	Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalizations of at least $1 billion. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Intermediate Bond Portfolio	Maximize total return consistent with reasonable risk.	Invests at least 80% of assets in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment grade. May invest a portion of assets in high-yield (high risk) debt securities commonly known as "junk bonds". May also invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar-roll transactions and swap agreements. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, extension risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, portfolio turnover risk, price volatility risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Equity Portfolio	Long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside the U.S.	Invests at least 80% of assets in equity securities. At least 65% will be invested in securities of companies of any size principally traded in three or more countries outside the U.S. These securities may include common stocks as well as securities convertible into common stock. May invest in derivatives, including futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk price volatility risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Value Portfolio	Long-term capital appreciation.	Invests at least 65% of assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, inability to sell securities risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP MidCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, inability to sell securities risk, market trends risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Money Market Portfolio	High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments.	Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Concentration in financial services sector risk, credit risk, foreign investment risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment and call risk, repurchase agreement risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING VP Real Estate Portfolio	Total return.	Invests at least 80% of assets in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings. The Portfolio is non-diversified.	Concentration risk, diversification risk, inability to sell securities, initial public offerings risk, manager risk, market trends risk, price volatility risk, real estate investment trusts risk, real estate risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Small Company Portfolio	Growth of capital.	Invests at least 80% of assets in common stocks of small-capitalization companies. Small-capitalization companies are those with market capitalizations that fall within the range of the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $66 million and $3.66 billion. May invest in foreign securities. May invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP SmallCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in commons tock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Inability to sell securities risk, market trends risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization companies risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Value Opportunity Portfolio	Growth of capital primarily through investment in a diversified portfolio of common stocks.	Invests at least 65% of assets in common stocks. May invest in companies of any size, although it tends to invest in the majority of its assets in companies with market capitalizations greater than $1 billion. Focuses on investing in securities of large companies which are included in the 500 largest U.S. companies as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. Equity securities include common stocks and American Depositary Receipts. May invest the remaining 35% of assets in other types of securities including foreign securities and securities of smaller companies. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Foreign investment risk, other investment companies risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Disciplined Value Portfolio	Long-term capital growth.	Prior to July 16, 2007, invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies found within the range of companies comprising the Russell Midcap® Value Index at the time of purchase. Effective July 16, 2007, Portfolio invests in companies that the sub-adviser believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. Generally invests in securities of mid-sized companies, but may also invest a portion of its assets in securities of small- and large-sized companies. May invest in any sector, and at times may emphasize one or more particular sectors. May invest up to 25% of its assets in foreign securities.	Call risk, debt securities risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Manager: ING Investments, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Small Cap Disciplined Portfolio	Long-term capital appreciation.	Invests at least 80% of its assets in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500(TM) Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities	Equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

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MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution Portfolios:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, DSL's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not. DSL also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, DSL may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to DSL or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio.

DSL has informed the Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns,

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and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset Backed Securities Risk The principal on asset backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage backed securities are issued in several classes with different levels of yield and credit protection. A Portfolio's investments in commercial mortgage backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent on Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund,

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or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Fund's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

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Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipt ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Inability to Sell Securities Risk Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Inflation-indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Investment Models Risk The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

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Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk Certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the

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activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). An Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and

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regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Portfolios, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the underlying Portfolio's manager believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

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U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE SOLUTION PORTFOLIOS

>  Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services to each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Solution Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. DSL may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC, predecessor to DSL, have received exemptive relief from the SEC that permits DSL and the Company to add or terminate non-affiliated sub-advisers without shareholder approval. For the fiscal year ended December 31, 2006, ILIAC, predecessor to DSL, received $395,571 in advisory fees. The Solution Portfolios pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

0.03% of the first $500 million

0.025% of the next $500 million

0.02% of the next $1 billion

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2006.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American

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Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers or third-party administrators, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $3,641 pursuant to such arrangements with these insurance companies.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans and Stanley D. Vyner have been on the Investment Committee since the Portfolio's inception. Michael J. Roland has been on the Investment Committee since April 2007.

The members of the Investment Committee are: William A. Evans, Michael J. Roland and Stan Vyner.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING's mutual funds administration.

Stanley D. Vyner is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to January 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

SHAREHOLDER INFORMATION

>  Classes of Shares

The Company offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only I Class shares are offered through this prospectus.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Solution Portfolios' Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Solution Portfolios

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or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Solution Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Solution Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Solution Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, the Adviser or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reaches their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Solution Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

52

When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotation; and

•  Securities that are restricted as to transfer or resale.

Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buys shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

53

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Solution Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Solution Portfolios' performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund does not accurately value securities, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solutions Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and it is available 30 days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the calendar month. Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the next calendar month or until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.

54

>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

55

ING Partners, Inc.
Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

Selected data for a share outstanding for each period:

	I Class
ING Solution Income Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	$10.02
Income from investment operations:
Net investment income	0.42 *	0.29
Net realized and unrealized gain on investments	0.37	0.10
Total from investment operations	0.79	0.39
Less Distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.00 **	—
Total distributions	0.02	—
Net asset value, end of period	$11.18	$10.41
Total Return(2)	7.66%	3.89%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,053	$1
Ratios to average net assets:
Expenses(3)(4)	0.12%	0.12%
Net investment income(3)	3.89%	4.27%
Portfolio turnover rate	32%	21%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

56

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
ING Solution 2015 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.80	$10.04
Income from investment operations:
Net investment income	0.33 *	0.11
Net realized and unrealized gain on investments	0.85	0.65
Total from investment operations	1.18	0.76
Less Distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.01	—
Total distributions	0.03	—
Net asset value, end of period	$11.95	$10.80
Total Return(2)	10.96%	7.57%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,384	$1
Ratios to average net assets:
Expenses(3)(4)	0.12%	0.12%
Net investment income(3)	2.85%	1.51%
Portfolio turnover rate	14%	49%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	I Class
ING Solution 2025 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.03	$10.05
Income from investment operations:
Net investment income	0.22 *	0.05 *
Net realized and unrealized gain on investments	1.21	0.93
Total from investment operations	1.43	0.98
Less Distributions from:
Net investment income	0.03	—
Net realized gains on investments	0.02	—
Total distributions	0.05	—
Net asset value, end of period	$12.41	$11.03
Total Return(2)	12.94%	9.75%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,540	$36
Ratios to average net assets:
Expenses(3)(4)	0.12%	0.12%
Net investment income(3)	1.87%	0.79%
Portfolio turnover rate	23%	47%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

57

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	I Class
ING Solution 2035 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.19	$10.07
Income from investment operations:
Net investment income	0.22 *	0.98 *
Net realized and unrealized gain on investments	1.37	0.14
Total from investment operations	1.59	1.12
Less Distributions from:
Net investment income	0.01	—
Net realized gains on investments	0.01	—
Total distributions	0.02	—
Net asset value, end of period	$12.76	$11.19
Total Return(2)	14.29%	11.12%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$16,647	$20
Ratios to average net assets:
Expenses(3)(4)	0.12%	0.12%
Net investment income(3)	1.84%	13.21%
Portfolio turnover rate	15%	33%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	I Class
ING Solution 2045 Portfolio	Year Ended December 31, 2006	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.40	$10.08
Income from investment operations:
Net investment income	0.12 *	0.08 *
Net realized and unrealized gain on investments	1.64	1.24
Total from investment operations	1.76	1.32
Less Distributions from:
Net investment income	0.01	—
Net realized gains on investments	0.02	—
Total distributions	0.03	—
Net asset value, end of period	$13.13	$11.40
Total Return(2)	15.38%	13.10%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,442	$2
Ratios to average net assets:
Expenses(3)(4)	0.12%	0.12%
Net investment income(3)	0.98%	1.12%
Portfolio turnover rate	20%	106%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

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ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual shareholder report dated December 31, 2006. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

APRIL 30, 2007  Prospectus — Class T

ING PARTNERS, INC.

This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

•  ING Solution Income Portfolio

•  ING Solution 2015 Portfolio

•  ING Solution 2025 Portfolio

•  ING Solution 2035 Portfolio

•  ING Solution 2045 Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

This Prospectus contains important information about investing in Class T shares of the Solution Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Solution Portfolios will achieve their respective investment objectives.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

>  ING Partners, Inc.

Each Portfolio is a series of ING Partners Inc. ("The Company"). The Company is an open-end management investment company authorized to issue multiple series and classes of shares. Directed Services, LLC ("DSL") serves as the investment adviser of each Portfolio. Not all of the Company's portfolios are offered in this Prospectus.

INTRODUCTION

>  An Introduction to the Solution Portfolios

The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 19 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 of this Prospectus.

Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.

This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

>  Classes of Shares

Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Class T shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information — Classes of Shares."

>  An Introduction to the Asset Allocation Process

DSL is the investment adviser of each Portfolio. DSL is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep") (NYSE: ING) one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investment Management Co. ("Consultant") is a consultant to DSL. Both DSL and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. DSL and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios. DSL uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

1.   In the first stage, the mix of asset classes (i.e., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

2.  The Consultant will also provide tactical allocation recommendations to DSL, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable DSL to shift into those sub-asset classes that are expected to outperform under certain market conditions. DSL has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of

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the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of DSL quarterly or as warranted by market conditions.

3.  The Target Allocations may be changed at any time by DSL. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (i.e., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of ING Solution 2035 Portfolio in 10 years time, ING Solution 2025 Portfolio in 20 years time, ING Solution 2015 Portfolio in 30 years time and finally combine with ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

The Investment Committee of DSL will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

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DESCRIPTION OF THE SOLUTION PORTFOLIOS

>  Solution Portfolios at a Glance

The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
Investment Adviser	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC	Directed Services, LLC

Investment Profile	You are within 5 years of your retirement years or your financial goal target date.	You plan to retire or reach your financial goal target date between 2011 and 2020.	You plan to retire or reach your financial goal target date between 2021 and 2030.	You plan to retire or reach your financial goal target date between 2031 and 2040.	You plan to retire or reach your financial goal target date between 2041 and 2050.

	Shorter Investment Horizon				Longer Investment Horizon

Investment Objective	A combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Target Asset Mix (as of May 1, 2007)	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 55% in equity securities and 45% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 85% in equity securities and 15% in fixed-income securities and cash equivalents	A combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 95% in equity securities and 5% in fixed-income securities and cash equivalents

	ING Solution Income Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio
Target Sub-Asset Class Mix (as of May 1, 2007)(1)	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	13%	U.S. Large Cap Blend	12%	U.S. Large Cap Blend	10%	U.S. Large Cap Blend	10%

	U.S. Large Cap Growth	2%	U.S. Large Cap Growth	9%	U.S. Large Cap Growth	14%	U.S. Large Cap Growth	16%	U.S. Large Cap Growth	17%

	U.S. Large Cap Value	3%	U.S. Large Cap Value	9%	U.S. Large Cap Value	14%	U.S. Large Cap Value	16%	U.S. Large Cap Value	17%

	U.S. Mid Cap	0%	U.S. Mid Cap	3%	U.S. Mid Cap	5%	U.S. Mid Cap	7%	U.S. Mid Cap	9%

	U.S. Small Cap	0%	U.S. Small Cap	3%	U.S. Small Cap	5%	U.S. Small Cap	7%	U.S. Small Cap	9%

	Non-U.S./ International	6%	Non-U.S./ International	7%	Non-U.S./ International	12%	Non-U.S./ International	15%	Non-U.S./ International	19%

	Real Estate	9%	Real Estate	8%	Real Estate	7%	Real Estate	6%	Real Estate	4%

	Intermediate-Term Bond	42%	Intermediate-Term Bond	28%	Intermediate-Term Bond	15%	Intermediate-Term Bond	15%	Intermediate-Term Bond	5%

	High Yield Bond	3%	High Yield Bond	4%	High Yield Bond	2%	High Yield Bond	0%	High Yield Bond	0%

	Short-Term Bond	20%	Short-Term Bond	8%	Short-Term Bond	8%	Short-Term Bond	0%	Short-Term Bond	0%

	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	5%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%	Treasury Inflation Protected Securities (TIPS)	0%

	Emerging Markets Equity	0%	Emerging Markets Equity	0%	Emerging Markets Equity	3%	Emerging Markets Equity	5%	Emerging Markets Equity	7%

	International REITs	0%	International REITs	3%	International REITs	3%	International REITs	3%	International REITs	3%

	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%	Natural Resources/ Equity-Based Commodities	0%

	Lower Risk				Higher Risk

Main Risks
The Solution Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, inflation-indexed bonds risk, interest rate risk, market and company risk, price volatility risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, real estate risk, REITs risk and U.S. government securities & obligations risk	Asset allocation risk, credit risk, debt securities risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk, real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, mid-capitalization company risk, price volatility risk, real estate risk, REITs risk, small-capitalization company risk, U.S. government securities & obligations risk and value investing risk	Asset allocation risk, credit risk, debt securities risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inflation-indexed bonds risk, interest rate risk, market and company risk, mid-capitalization company risk, REITs risk and small-capitalization company risk

(1)  Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

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ING SOLUTION INCOME PORTFOLIO

>  Investment Objective

Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend	10%
U.S. Large-Capitalization Stocks—Growth	2%
U.S. Large-Capitalization Stocks—Value	3%
U.S. Mid-Capitalization Stocks	0%
U.S. Small-Capitalization Stocks	0%
Non-U.S./International Stocks	6%
Real Estate Stocks	9%
Intermediate-Term Bonds	42%
High Yield Bonds	3%
Short-Term Bonds	20%
TIPS	5%
Emerging Markets Equity	0%
International REITs	0%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes; floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

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>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's Class T shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	3	rd quarter	2006	:	3.33%

Worst:	2	nd quarter	2006	:	(0.57)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class T shares' performance to that of a broad measure of market performance — the Dow Jones Target Today Index — Global Series and a composite index – the ING Solution Income Composite Index. The ING Solution Income Composite Index is comprised of 42% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/20% Lehman Brothers® 1-3 Year Government/Credit Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% DJ Wilshire Real Estate Securities Index/6% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/3% Lehman Brothers® High Yield Index/3% Russell 1000® Value Index/2% Russell 1000® Growth Index, which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target Today Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed–rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

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Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
Class T Return	6.93%	5.61	%(1)	N/A
Dow Jones Target Today Index — Global Series	6.64%	5.63	%(2)	N/A
ING Solution Income Composite Index	9.97%	8.32	%(2)(3)	N/A

(1)  Class T shares commenced operations on August 31, 2005.

(2)  The Dow Jones Target Today Index — Global Series and the ING Solution Income Composite Index returns are for the period beginning September 1, 2005.

(3)  The ING Solution Income Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2015 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	13%
U.S. Large-Capitalization Stocks—Growth	9%
U.S. Large-Capitalization Stocks—Value	9%
U.S. Mid-Capitalization Stocks	3%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	7%
Real Estate Stocks	8%
Intermediate-Term Bonds	28%
High Yield Bonds	4%
Short-Term Bonds	8%
TIPS	5%
Emerging Markets Equity	0%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk

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Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Real Estate Risk
REITs Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's Class T shares' investment performance for the first full year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	4.61%

Worst:	2	nd quarter	2006	:	(1.09)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class T shares' performance to that of a broad measure of market performance — the Dow Jones Target 2015 Index — Global Series and a composite index – the ING Solution 2015 Composite Index. The ING Solution 2015 Composite Index is comprised of 28% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/13% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 1000® Value Index/9% Russell 1000® Growth Index/8% DJ Wilshire Real Estate Securities Index/7% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/5% Citigroup U.S. Inflation-Linked Securities Index/4% Lehman Brothers® High Yield Index/3% Russell 2000® Index/3% Russell MidCap® Index/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is

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aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2015 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Citigroup U.S. Inflation-Linked Securities Index measures the return of bonds with fixed–rate coupon payments that adjust for inflation as measured by the Consumer Price Index. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
Class T Return	10.26%	9.20	%(1)	N/A
Dow Jones Target 2015 Index — Global Series	9.65%	8.77	%(2)	N/A
ING Solution 2015 Composite Index	13.61%	11.84	%(2)(3)	N/A

(1)  Class T shares commenced operations on August 31, 2005.

(2)  The Dow Jones Target 2015 Index — Global Series and the ING Solution 2015 Composite Index returns are for the period beginning September 1, 2005.

(3)  The ING Solution 2015 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2025 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	12%
U.S. Large-Capitalization Stocks—Growth	14%
U.S. Large-Capitalization Stocks—Value	14%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	5%
Non-U.S./International Stocks	12%
Real Estate Stocks	7%
Intermediate-Term Bonds	15%
High Yield Bonds	2%
Short-Term Bonds	8%
TIPS	0%

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Emerging Markets Equity	3%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

9

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's Class T shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	5.79%

Worst:	2	nd quarter	2006	:	(1.58)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class T shares' performance to that of a broad measure of market performance — the Dow Jones Target 2025 Index — Global Series and a composite index — the ING Solution 2025 Composite Index. The ING Solution 2025 Composite Index is comprised of 15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/14% Russell 1000® Growth Index/14% Russell 1000® Value Index/12% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/12% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/8% Lehman Brothers® 1-3 Year Government/Credit Index/7% DJ Wilshire Real Estate Securities Index/5% Russell 2000® Index/5% Russell MidCap® Index/3% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index")/2% Lehman Brothers® High Yield Index, which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2025 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers® 1-3 Year Government/Credit Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The Lehman Brothers® High Yield Index is an unmanaged index that measures the performance of fixed-income securities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
Class T Return	12.09%	11.14	%(1)	N/A
Dow Jones Target 2025 Index — Global Series	14.28%	14.00	%(2)	N/A
ING Solution 2025 Composite Index	16.88%	15.39	%(2)(3)	N/A

(1)  Class T shares commenced operations on August 31, 2005.

(2)  The Dow Jones Target 2025 Index — Global Series and the ING Solution 2025 Composite Index returns are for the period beginning September 1, 2005.

(3)  The ING Solution 2025 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

10

ING SOLUTION 2035 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	16%
U.S. Large-Capitalization Stocks—Value	16%
U.S. Mid-Capitalization Stocks	7%
U.S. Small-Capitalization Stocks	7%
Non-U.S./International Stocks	15%
Real Estate Stocks	6%
Intermediate-Term Bonds	15%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	5%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Real Estate Risk
REITs Risk
Small-Capitalization Company Risk
U.S. Government Securities & Obligations Risk
Value Investing Risk

11

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's Class T shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	6.51%

Worst:	2	nd quarter	2006	:	(1.80)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class T shares' performance to that of a broad measure of market performance — the Dow Jones Target 2035 Index — Global Series and a composite index — the ING Solution 2035 Composite Index. The ING Solution 2035 Composite Index is comprised of 16% Russell 1000® Growth Index/16% Russell 1000® Value Index/15% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/15% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/ 10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/7% Russell 2000® Index/7% Russell MidCap® Index/6% DJ Wilshire Real Estate Securities Index/5% MSCI Emerging Markets IndexSM/3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2035 Index — Global Series is comprised of a set of equity, bond and cash sub-indexes. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

12

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
Class T Return	13.56%	12.75	%(1)	N/A
Dow Jones Target 2035 Index — Global Series	16.95%	17.04	%(2)	N/A
ING Solution 2035 Composite Index	18.41%	17.12	%(2)(3)	N/A

(1)  Class T shares commenced operations on August 31, 2005.

(2)  The Dow Jones Target 2035 Index — Global Series and the ING Solution 2035 Composite Index returns are for the period beginning September 1, 2005.

(3)  The ING Solution 2035 Composite Index is aligned with asset allocations of the Portfolio as of May 1, 2007.

ING SOLUTION 2045 PORTFOLIO

>  Investment Objective

Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

>  Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

U.S. Large-Capitalization Stocks—Blend/Core	10%
U.S. Large-Capitalization Stocks—Growth	17%
U.S. Large-Capitalization Stocks—Value	17%
U.S. Mid-Capitalization Stocks	9%
U.S. Small-Capitalization Stocks	9%
Non-U.S./International Stocks	19%
Real Estate Stocks	4%
Intermediate-Term Bonds	5%
High Yield Bonds	0%
Short-Term Bonds	0%
TIPS	0%
Emerging Markets Equity	7%
International REITs	3%
Natural Resources/Equity-Based Commodities	0%

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies and international fixed-income. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

>  Principal Risks of Investing in the Portfolio

As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk

13

Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Inflation-Indexed Bonds Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
REITs Risk
Small-Capitalization Company Risk

If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 19, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 20 and "More Information on Risks" on page 42 of this Prospectus.

>  Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the Portfolio's investment performance for the first full calendar year of operations, and the table compares the Portfolio's performance to the performance of a broad measure of market performance and a composite index for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's Class T shares' investment performance for the first full calendar year of operations.

Best and worst quarterly returns during this period:

Best:	4	th quarter	2006	:	7.01%

Worst:	2	nd quarter	2006	:	(2.09)%

The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class T shares' performance to that of a broad measure of market performance — the Dow Jones Target 2045 Index — Global Series and a composite index — the ING Solution 2045 Composite Index. The ING Solution 2045 Composite Index is comprised of 19% Morgan Stanley Capital International Europe, Australasia, Far East® Index ("MSCI EAFE® Index")/17% Russell 1000® Growth Index/17% Russell 1000® Value Index/10% Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index")/9% Russell 2000® Index/9% Russell MidCap® Index/7% MSCI Emerging Markets IndexSM/5% Lehman Brothers® Aggregate Bond Index ("LBAB Index")/4% DJ Wilshire Real Estate Securities Index /3% Standard & Poor's/Citigroup World Property (ex. U.S.) Index ("S&P/Citigroup World Property (ex. U.S.) Index"), which is aligned with the asset allocations of the Portfolio as of May 1, 2007. The Dow Jones Target 2045 Index — Global Series is comprised of a set of equity, bond and

14

cash sub-indexes. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The Russell 1000® Growth Index measures the performance of 1,000 of the largest U.S. domiciled companies. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 2000® Index represents the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalizations. The Russell MidCap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The MSCI Emerging Markets IndexSM is an unmanaged index that is comprised of equity securities in emerging markets. The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The DJ Wilshire Real Estate Securities Index consists of REITs and real estate operating companies. The S&P/Citigroup World Property (ex. U.S.) Index is a market-weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have floats larger than $100 million and derive more than half of their revenue from property-related activities. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)
(For the periods ended December 31, 2006)

	1 Year	5 Years or Since Inception		10 Years
Class T Return	14.57%	13.99	%(1)	N/A
Dow Jones Target 2045 Index — Global Series	17.38%	17.50	%(2)	N/A
ING Solution 2045 Composite Index	20.02%	19.02	%(2)(3)	N/A

(1)  Class T shares commenced operations on August 31, 2005.

(2)  The Dow Jones Target 2045 Index — Global Series and the ING Solution 2045 Composite Index returns are for the period beginning September 1, 2005.

(3)  The ING Solution 2045 Composite Index is aligned with the asset allocations of the Portfolio as of May 1, 2007.

15

Portfolio Fees and Expenses

The table that follows shows the fees and expenses you pay if you buy and hold Class T shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Solution Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company under your Variable Contract or Qualified Plan. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) Not Applicable.

Class T Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fees	Distribution (12b-1) Fee and Shareholder Service Fee(2)	Admin. Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Annual Operating Expenses
ING Solution Income	0.10%	0.75%	0.02%	–	0.62%	1.49%	(0.05)%	1.44%
ING Solution 2015	0.10%	0.75%	0.02%	–	0.66%	1.53%	(0.05)%	1.48%
ING Solution 2025	0.10%	0.75%	0.02%	–	0.72%	1.59%	(0.05)%	1.54%
ING Solution 2035	0.10%	0.75%	0.02%	–	0.81%	1.68%	(0.05)%	1.63%
ING Solution 2045	0.10%	0.75%	0.02%	–	0.83%	1.70%	(0.05)%	1.65%

(1)  This table shows the estimated operating expenses for Class T shares of each Portfolio as a ratio of expenses to average daily net assets.

(2)  ING Funds Distributor, LLC, the Portfolios' distributor, has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.45%. Absent this waiver, the distribution fee is 0.50% of average daily net assets. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(3)  Each Solution Portfolio's Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2006. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio's fiscal year.

(4)  DSL, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSL within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2006.

Underlying Funds	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth Portfolio	0.77%
ING American Century Large Company Value Portfolio	1.00%
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Baron Asset Portfolio(1)	1.05%
ING Baron Small Cap Growth Portfolio	1.08%

16

Underlying Funds	Net Operating Expenses
ING BlackRock Inflation Protected Bond Portfolio(2)	0.63%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.75%
ING Capital Guardian U.S. Equities Portfolio	0.75%
ING Columbia Small Cap Value II Portfolio(1)	0.96%
ING Davis Venture Value Portfolio	0.90%
ING Disciplined International SmallCap Fund(1)	0.95%
ING Disciplined Small Cap Value Portfolio(1)	0.72%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.65%
ING FMRSM Large Cap Growth Portfolio	0.68%
ING FMRSM Mid Cap Growth Portfolio	0.63%
ING Franklin Mutual Shares Portfolio(2)	0.78%
ING Fundamental Research Portfolio	0.75%
ING Global Real Estate Portfolio(1)	0.90%
ING Global Resources Portfolio	0.65%
ING International Growth Opportunities Portfolio(1)	1.02%
ING Janus Contrarian Portfolio(1)	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.26%
ING JPMorgan International Portfolio	1.00%
ING JPMorgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Julius Baer Foreign Portfolio	0.89%
ING Legg Mason Partners Aggressive Growth Portfolio	0.80%
ING Legg Mason Partners Large Cap Growth Portfolio	0.84%
ING Legg Mason Value Portfolio	0.78%
ING Limited Maturity Bond Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Lord Abbett U.S. Government Securities Portfolio(1)	0.68%
ING Marisco Growth Portfolio	0.77%
ING Marisco International Opportunities Portfolio	0.68%
ING Neuberger Berman Partners Portfolio(1)	0.67%
ING Neuberger Berman Regency Portfolio(1)	0.88%
ING Oppenheimer Main Street Portfolio®	0.64%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING PIMCO High Yield Portfolio	0.50%
ING PIMCO Total Return Portfolio	0.73%
ING Pioneer Equity Income Portfolio (not available until May 11, 2007)(2)	0.70%
ING Pioneer Fund Portfolio	0.71%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Templeton Foreign Equity Portfolio	0.98%
ING Thornburg Value Portfolio	0.90%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.64%

17

Underlying Funds	Net Operating Expenses
ING T. Rowe Price Growth Equity Portfolio	0.75%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING UBS U.S. Small Cap Growth Portfolio(1)	1.00%
ING Van Kampen Capital Growth Portfolio	0.63%
ING Van Kampen Comstock Portfolio	0.83%
ING Van Kampen Growth and Income Portfolio(1)	0.65%
ING Van Kampen Real Estate Portfolio	0.65%
ING VP Growth and Income Portfolio	0.59%
ING VP Growth Portfolio	0.69%
ING VP High Yield Bond Portfolio	0.73%
ING VP Index Plus International Equity Portfolio	0.56%
ING VP Index Plus LargeCap Portfolio	0.43%
ING VP Index Plus MidCap Portfolio	0.49%
ING VP Index Plus SmallCap Portfolio	0.49%
ING VP Intermediate Bond Portfolio	0.49%
ING VP International Equity Portfolio	0.99%
ING VP International Value Portfolio	1.01%
ING VP MidCap Opportunities Portfolio	0.90%
ING VP Money Market Portfolio	0.34%
ING VP Real Estate Portfolio	0.93%
ING VP Small Company Portfolio	0.85%
ING VP SmallCap Opportunities Portfolio	0.91%
ING VP Value Opportunity Portfolio	0.69%
ING Wells Fargo Disciplined Value Portfolio(1)	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%

(1)  Because the Underlying Fund or Class I shares of the Underlying Fund did not have a full calendar year of operations as of December 31, 2006, the expenses are estimated for the current fiscal year.

(2)  As the Underlying Fund or Class I shares of the Underlying Fund had not commenced operations as of the date of this Prospectus the expense ratios are estimated for the current fiscal year.

Examples(1)

The Examples are intended to help you compare the cost of investing in Class T shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Class T shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5.00% return each year, that all dividends and distributions are reinvested, and that the Class T shares' net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract that may use a Portfolio as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Solution Income	$147	$466	$808	$1,775
ING Solution 2015	$151	$478	$829	$1,819
ING Solution 2025	$157	$497	$861	$1,885
ING Solution 2035	$166	$525	$908	$1,983
ING Solution 2045	$168	$531	$918	$2,004

(1)  The Example numbers reflect any expense limitations agreements/waiver of the Underlying Funds for the one-year period and the first year of the three-year, five-year and ten-year periods.

18

MORE INFORMATION ON INVESTMENT STRATEGIES

>  More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. DSL determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, DSL uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following:

(i)    the investment objective of each Portfolio and each of the Underlying Funds;

(ii)  proprietary and third-party reports and analyses;

(iii)  the risk/return characteristics, relative performance, and volatility of Underlying Funds;

(iv)  the correlation and covariance among Underlying Funds; and

(v)  the availability of new funds.

As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

DSL intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, DSL may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, DSL will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If DSL believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

>  Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks — Risks Associated with an Investment in the Underlying Funds" beginning on page 42 for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: AllianceBernstein L.P.	ING AllianceBernstein Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of net assets in common stock of mid-capitalization companies (defined as companies that have a market capitalization within the range of companies in the Russell Midcap® Growth Index). May also invest in convertibles, investment grade instruments, U.S. government securities and high quality, short-term obligations (including repurchase agreements, bankers' acceptances and domestic certificates of deposit) and without limit in foreign securities. May write exchange-traded covered call options on up to 25% of assets, may make secured loans on portfolio securities of up to 25% of assets, may enter into repurchase agreements on up to 10% of assets and may enter into futures contracts on securities indices and options on such futures contracts.	Convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Large Company Value Portfolio	Long-term capital growth, income is a secondary objective.	Invests at least 80% of assets in equity securities of large-capitalization companies (those with market capitalizations similar to companies in the Russell 1000® Index). Equity securities include common and preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. May also invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: American Century Investment Management, Inc.	ING American Century Small-Mid Cap Value Portfolio	Long-term capital growth, income is a secondary objective.	At least 80% of assets in U.S. equity securities of small- mid-capitalization companies. Small- mid-capitalization companies include those with a market capitalization at the time of purchase within the range of the Russell 2800 Index. May invest in derivatives, foreign securities, debt securities of companies, debt obligations of governments and other similar securities. Equity securities include common and preferred stock and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock and stock or stock index futures contracts.	Convertible securities risk, currency risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Asset Portfolio	Capital appreciation.	Invests primarily in common stocks of small- and mid-sized companies (those that have a market capitalization of less than $8 billion). May invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. May also invest in debt securities, including notes, bonds, debentures and money market instruments and in convertible instruments. Debt securities may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. May invest up to 10% of its net assets in illiquid securities. May invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may also engage in derivatives transactions.	Convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, large positions risk, liquidity risk, market and company risk, mid-capitalization company risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BAMCO, Inc.	ING Baron Small Cap Growth Portfolio	Capital appreciation.	Invests at least 80% of assets in securities of smaller companies with market values under $2.5 billion.	Equity securities risk, growth investing risk, large positions risk, market and company risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Financial Management, Inc.	ING BlackRock Inflation Protected Bond Portfolio	Maximum real return, consistent with real capital and prudent investment management.	Normally invests at least 80% of the Portfolio's assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the Portfolio's benchmark). May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investors Service) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have a higher credit rating. May buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as "derivatives"). Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar-rolls).	Asset-backed securities risk, credit derivatives risk, credit risk, currency risk, debt securities risk, derivatives risk, diversification risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inflation-index bonds risk, interest rate risk, leveraging risk, manager risk, mortgage-related securities risk, portfolio turnover risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in equity securities of large capitalization companies (defined as those included in the Russell 1000® Growth Index). Up to 10% in foreign securities in the form of American Depositary Receipts. May invest in derivatives, short-term debt securities, (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market capitalization risk, maturity risk, portfolio turnover risk, securities lending risk and U.S. government & obligations securities risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: BlackRock Investment Management, LLC	ING BlackRock Large Cap Value Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of large-capitalization companies (those within the market-cap range of companies included in the Russell 1000® Value Index). May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts. May also invest in investment grade convertible securities, preferred stock, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when-issued basis.	Borrowing risk, call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, over-the-counter investment risk, portfolio turnover risk, restricted and illiquid securities risk, securities lending risk, U.S. government securities & obligations risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Capital Guardian Trust Company	ING Capital Guardian U.S. Equities Portfolio	Long-term growth of capital and income.	Invest at least 80% of assets in equity and equity-related securities (including common and preferred stock and convertible securities such as warrants and rights) of issuers located in the U.S. with greater consideration given to potential appreciation and future dividends than to current income. Under normal conditions, the Portfolio will invest in companies with market capitalizations of greater than $1 billion. May invest in ADRs, EDRs and GDRs, debt securities and cash equivalents.	Convertible securities risk, depositary receipt risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Columbia Management Advisors, LLC	ING Columbia Small Cap Value II Portfolio	Long-term growth of capital.	Invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000® Value Index and that are believed to have the potential for long-term growth. May also invest in real estate investments trusts ("REITs"), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds.	Depositary receipt risk, equity securities risk, foreign investment risk, manager risk, market and company risk, other investment companies risk, portfolio turnover risk, real estate investment trusts risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Davis Selected Advisers, L.P.	ING Davis Venture Value Portfolio	Long-term growth of capital.	Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. The Portfolio is not diversified, and may invest a significant portion of its assets in a single issuer.	Debt securities risk, diversification risk, equity securities risk, foreign investment risk, headline risk, industry focus risk, manager risk, market and company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING Disciplined International SmallCap Fund	Long-term capital appreciation.	Invests at least 80% of its assets in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the S&P/Citigroup Extended Market Index World Ex. U.S. At least 65% of the Fund's assets will normally be invested in companies located in a number of different countries, other than the U.S. May invest up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign current contracts and futures contracts. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. The Fund is non-diversified, which means it may invest in a significant portion of its assets in a single issuer.	Derivatives risk, diversification risk, emerging markets risk, foreign investment risk, inability to sell securities risk, manager risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management, Co.	ING Disciplined Small Cap Value Portfolio	Seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.	Invests at least 80% of its assets in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, equity securities risk, inability to sell securities risk, index strategy risk, manager risk, other investment companies risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Evergreen Investment Management Company, LLC	ING Evergreen Omega Portfolio	Long-term capital growth.	Invests primarily, and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities.	Convertible securities risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment style risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Diversified Mid Cap Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell future contracts and other investment companies, including, exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Large Cap Growth Portfolio	Growth of capital over the long term.	Invests at least 80% of its assets in common stocks of companies with large market capitalization (defined as companies whose market capitalizations are similiar to those of companies in the Russell 1000® Index or S&P 500® Index). May invest up to 25% of its assets in securities of foreign issuers, including emerging market issuers, and may use various techniques such as buying and selling futures contracts and other investment companies, including exchange-traded funds.	Derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, other investment companies risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Fidelity Management & Research Company	ING FMRSM Mid Cap Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets in securities of companies with medium market capitalizations (defined as those companies with capitalizations whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of its assets in foreign securities including emerging markets. May buy and sell futures contracts and exchange-traded funds.	Emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Franklin Mutual Advisers, LLC	ING Franklin Mutual Shares Portfolio	Seeks capital appreciation with a secondary goal of income.	Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $1.5 billion, although it may invest a portion of its assets in small capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments, including sovereign debt and foreign government debt. May also engage from time to time in an "arbitrage" strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio's assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.	Convertible securities risk, credit risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, risk arbitrage securities and distressed companies risk, securities lending risk, small-capitalization company risk, sovereign debt risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Fundamental Research Portfolio	Maximize total return through investments in a diversified portfolio of common stocks.	Invests at least 65% of its total assets in common stocks and securities convertible into common stock. May also invest in initial public offerings and derivatives. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Emphasizes stocks of larger companies. May also invest in mid-capitalization companies and may invest up to 25% of assets in foreign securities.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, initial public offerings risk, market and company risk, market trends risk, mid-capitalization company risk, other investment companies risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING Global Real Estate Portfolio	Total return.	Invests at least 80% of its assets in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate.) The Portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts ("REITs"). The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, market capitalization risk, market trends risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Global Resources Portfolio	Long-term capital appreciation.	Prior to July 16, 2007, normally invests at least 80% of its assets in the equities of producers of commodities or "hard asset" companies. Effective July 16, 2007, normally invests at least 80% of its assets in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. May invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. Also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. May invest directly in commodities including gold bullion and coins and may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies. May also invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations thereunder. May invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer.	Commodities risk. debt securities risk, depositary receipt risk, derivatives risk, diversification risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, natural resources risk, over-the-counter investment risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING International Growth Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets. May invest in government debt securities of developed foreign countries and may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures. May invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. May employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, other investment companies risk, portfolio turnover risk, securities lending risk, small-capitalization company risk and sovereign debt risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Janus Capital Management LLC	ING Janus Contrarian Portfolio	Capital appreciation.	Invests at least 80% of net assets in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts), up to 20% in high-yield debt securities ("junk bonds"); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%); and may invest more than 25% of its assets in securities of companies in one or more market sectors.	Call risk, credit risk, debt securities risk, depository recipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, liquidity risk, manager risk, market and company risk, market capitalization risk, maturity risk, mid-capitalization company risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk, special situations risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Emerging Markets Equity Portfolio	Capital appreciation.	Invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. While the Portfolio invests primarily in equities, it may also invest in debt securities, including high-yield securities which are below investment grade ("junk bonds") and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into "dollar-rolls". May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended.	Call risk, convertible securities risk, currency risk, debt securities risk, depository receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, inability to sell securities risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Asset Management (U.K.) Limited	ING JPMorgan International Portfolio	Long-term growth of capital.	Invests at least 65% of its assets in equity securities of foreign companies that the sub-adviser believes have higher growth potential and which are attractively valued. Will invest in a number of issuers in several countries other than the U.S. and will invest in securities of both developed and developing markets. May also invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities. The Portfolio, during periods of unusual cash flows, may invest more than 5% of its assets in index options, futures and ETFs.	Credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, high-yield, lower-grade debt securities risk, interest rate risk, market and company risk and other investment companies risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Mid Cap Value Portfolio	Growth from capital appreciation.	Invests at least 80% of its assets in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the U.S. May invest in other equity securities, including preferred stock, convertible securities, foreign securities (including depositary receipts) and derivatives. The Portfolio is non-diversified, and may invest a significant portion of its assets in a single issuer.	Convertible securities risk, depositary receipt risk, derivatives risk, diversification risk, equity securities risk, foreign investment risk, investment style risk, manager risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk, price volatility risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Small Cap Core Equity Portfolio	Capital growth over the long term.	Invests at least 80% of total assets in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks). May also invest up to 20% in foreign securities, including depositary receipts, convertible securities, high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. May invest in derivatives.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, real estate investment trusts risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	ING JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of it assets in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. May invest in shares of investment companies. May invest in derivatives (including futures contracts, options, and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, interest rate risk, investment style risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, price volatility risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Julius Baer Investment Management LLC	ING Julius Baer Foreign Portfolio	Long-term growth of capital.	Invests at least 80% of assets in international equity securities, including common and preferred stock, American, European and Global Depositary Receipts, convertible securities, rights, warrants, and other investment companies, including exchange-traded funds. Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in non-investment grade bonds). May invest in derivatives. Will invest at least 65% in no fewer than three different countries located outside the U.S. May use futures, swaps and warrants.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risks, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, liquidity risk, market and company risk, market capitalization risk, mid-capitalization company risk, other investment companies risk, price volatility risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Aggressive Growth Portfolio	Long-term growth of capital.	Invests at least 80% of assets, plus any borrowing for investment purposes, in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. The Portfolio may invest in securities of large, well-known companies but may also invest in small to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest directly in foreign securities or in depositary receipts; (including emerging market securities); and may have exposure to foreign currencies.	Convertible securities risk, currency risk, depositary receipt risk, emerging growth risk, emerging markets risk, equity securities risk, foreign investment risk, issuer concentration risk, market and company risk, mid-capitalization company risk, over-the-counter investment risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: ClearBridge Advisors, LLC	ING Legg Mason Partners Large Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of large-capitalization companies and related investments. Large-capitalization companies are defined as those with market capitalizations similar to companies in the Russell 1000® Index. Equity securities include U.S. exchange-traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. May invest in foreign securities (including emerging market securities) directly or through depositary receipts.	Convertible securities risk, credit risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, interest rate risk, market and company risk, over-the-counter investment risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Legg Mason Capital Management, Inc.	ING Legg Mason Value Portfolio	Long-term growth of capital.	Invests primarily in equity securities (including foreign securities), that may be listed on a securities exchange or traded in the over-the-counter markets. Generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. May also invest in convertible and debt securities. May invest up to 25% of assets in long-term debt securities, and up to 10% of in high-yield debt securities. The Portfolio is non-diversified and may invest a greater portion of its assets in a particular issuer.	Call risk, convertible securities risk, credit risk, currency risk, debt securities risk, diversification risk, equity securities risk, foreign investment risk, growth investing risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, manager risk, market and company risk, market trends risk, mid-capitalization company risk, over-the-counter investment risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: ING Investment Management Co.	ING Limited Maturity Bond Portfolio	Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Invests at least 80% of assets in bonds that are primarily limited maturity debt securities. Under normal market conditions, the Portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody's or BBB- or better by S&P or if not rated determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar-roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Borrowing risk, call risk, credit derivatives risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, income risk, interest rate risk, leveraging risk, manager risk, market capitalization risk, mid-capitalization company risk, mortgage-related securities risk, other investment companies risk, portfolio turnover risk, restricted and illiquid securities risk, sector risk, securities lending risk, small-capitalization company risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett Affilitated Portfolio	Long-term growth of capital. Current income is a secondary objective.	Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Value Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stock, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, market trends risk, portfolio turnover risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Lord, Abbett & Co. LLC	ING Lord Abbett U.S. Government Securities Portfolio	High current income consistent with reasonable risk.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities, including obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises, such as: Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Federal Farm Credit Bank; and Government National Mortgage Association. May invest in derivative and similar instruments, including options, futures, forward contracts, swap agreements, warrants and rights. May also invest extensively in mortgage-related securities and also may invest in other asset-backed securities.	Debt securities risk, derivatives risk, interest rate risk, leveraging risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, price volatility risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico Growth Portfolio	Capital appreciation.	Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% total assets in securities of companies in a single market sector. Generally will not invest more than 25% of total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, price volatility risk, sector risk and securities lending risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Marsico Capital Management, LLC	ING Marsico International Opportunities Portfolio	Long-term growth of capital.	Invests at least 65% of assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries, not including the U.S. and generally maintains a core position of between 35 and 50 common stocks. May use options, futures and foreign currency contracts. May invest in emerging markets. Up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. Up to 15% in illiquid securities. May invest up to 25% of its total assets in securities of companies in a single market sector, although it generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities.	Currency risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth stock risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, investment models risk, liquidity risk, manager risk, market and company risk, market capitalization risk, market trends risk, mid-capitalization company risk, mortgage-related securities risk, price volatility risk, restricted and illiquid securities risk, sector risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Partners Portfolio	Capital growth.	Invests mainly in common stocks of mid- to large-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). The sub-adviser considers large-capitalization companies to be those with market capitalization over $18.4 billion. May invest a portion of its assets in derivative instruments, including options and futures. May also invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Neuberger Berman Management Inc.	ING Neuberger Berman Regency Portfolio	Capital growth.	Invests mainly in common stocks of mid-capitalization companies (those companies with total market capitalizations within the range of the Russell Midcap® Index). From time to time the sub-adviser may emphasize investment in sectors that it believes will benefit from market or economic trends. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities.	Derivatives risk, equity securities risk, foreign investment risk, leveraging risk, manager risk, market and company risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Main Street Portfolio®	Long-term growth of capital and future income.	Invests mainly in common stock of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. May also invest in debt securities such as bonds and debentures, but does not currently emphasize these investments.	Call risk, debt securities risk, equity securities risk, inability to sell securities risk, investment models risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, securities lending risk and small-capitalization company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: OppenheimerFunds, Inc.	ING Oppenheimer Strategic Income Portfolio	High level of current income principally derived from interest on debt securities.	Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign issuers. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage- and asset-backed securities, participation interest in loans, structured notes, lower-grade, high-yield debt obligations and zero-coupon or stripped securities. May invest up to 100% in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives.	Credit risk, credit derivatives risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, manager risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk, sector allocation risk, U.S. government securities & obligations risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO High Yield Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's Investors Service, Inc., Standard and Poor's Rating Service, or Fitch, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment grade fixed-income investments. May invest up to 20% in non-US dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 10% in emerging markets). May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May invest all of its assets in mortgage-or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as "buy backs" or "dollar-rolls").	Borrowing risk, call risk, convertible securities risk, credit derivatives risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, income risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, maturity risk, mortgage-related securities risk, securities lending risk and U.S. government securities & obligations risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pacific Investment Management Company LLC	ING PIMCO Total Return Portfolio	Maximum total return.	Invests at least 65% of its net assets in fixed-income instruments of varying maturities. Invests primarily in investment grade securities, but may invest up to 10% in high-yield securities rated below investment grade but rated at least B or higher or if unrated, determined to be of comparable quality. May invest up to 30% of assets in foreign securities and may invest beyond that limit in U.S. dollar-denominated securities of foreign issuers. The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities and event-linked bonds; loan participations and assignments delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. May invest all of its assets in derivatives.	Convertible securities risk, credit risk, currency risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, portfolio turnover risk, prepayment or call risk and U.S. government securities & obligations risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Equity Income Portfolio (not available until May 11, 2007)	Seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.	Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of US. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities.	Convertible securities risk, credit risk, debt securities risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Fund Portfolio	Reasonable income and capital growth.	Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of assets in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, equity interests in real estate investment trusts ("REITs"), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% of its net assets in REITs and up to 20% of its assets in foreign issuers.	Convertible securities risk, depositary receipt risk, derivatives risk, equity securities risks, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, real estate investment trusts risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer High Yield Portfolio	Maximize total return through income and capital appreciation.	Invests at least 80% of its net assets in below investment grade (high-yield) debt securities and preferred stocks. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment, such as financials, technology or capital goods. The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds and real estate investment trusts. May use derivatives for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.	Convertible securities risk, credit risk, debt securities risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, leveraging risk, liquidity risk, manager risk, market and company risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, real estate investment trusts risk, sector risk, securities lending risk, value investing risk and zero-coupon risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Pioneer Investment Management, Inc.	ING Pioneer Mid Cap Value Portfolio	Capital appreciation.	Invests at least 80% of assets in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell® Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Mid Cap Value® Index as measured at the end of the preceding month and are not less than the smallest company in the index.) The equity securities in which the Portfolio invests include common and preferred stocks, depositary receipts, convertible debt, other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities, and equity interests in real estate investment trusts ("REITs"). May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.	Call risk, convertible securities risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risks, inability to sell securities risk, manager risk, market capitalization risk, market and company risk, mid-capitalization company risk, other investment companies risk, real estate investment trusts risk, securities lending risk and value investing risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Templeton Investment Counsel, LLC	ING Templeton Foreign Equity Portfolio	Long-term capital growth.	Invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. The Portfolio may also have significant investments in one or more countries or on particular sectors, such as financial institutions or industrial companies. May use derivatives and may invest up to 5% of its total assets in swap agreements, put and call options and collars.	Convertible securities risk, currency risk, depositary receipt risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, geographic focus risk, manager risk, market and company risk, portfolio turnover risk, price volatility risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Thornburg Investment Management	ING Thornburg Value Portfolio	Capital appreciation.	Invests at least 65% of its net assets in domestic equity securities, primarily common stocks but may also include convertible securities, selected on a value basis. May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets.	Convertible securities risk, debt securities risk, depositary receipt risk, emerging markets risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, market and company risk, mid-capitalization company risk, small-capitalization company risk and value investing risk

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities of companies having marketing capitalizations within the range of companies in the Russell Midcap® Growth Index or S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stock but may also invest in foreign securities and futures and options.	Derivatives risk, equity securities risk, foreign investment risk, growth investing risk, market and company risk, mid-capitalization company risk and portfolio turnover risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	Invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. Invests most assets in U.S. common stocks, but also may invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options. May also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Funds, Inc.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, manager risk, market and company risk, other investment companies risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	ING T. Rowe Price Growth Equity Portfolio	Long-term capital growth, and secondarily, increasing dividend income.	Invests at least 80% of assets in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures and options. May have exposure to foreign currencies. Investment in foreign securities limited to 30%.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk and market and company risk.

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Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Large Cap Equity Portfolio	Long-term growth of capital and future income.	Invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies (defined as those with market capitalization range equal to those of companies included in the Russell 1000® Index). Equity investments include dividend-paying securities, common stock and preferred stock. Emphasizes large capitalization stock, but may hold small- and mid-capitalization stock. May invest in options, futures and other derivatives and exchange-traded funds.	Derivatives risk, equity securities risk, market and company risk, mid-capitalization company risk, other investment companies risk, over-the-counter investment risk, portfolio turnover risk, small-capitalization company risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: UBS Global Asset Management (Americas) Inc.	ING UBS U.S. Small Cap Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of its net assets in equity securities of U.S. small capitalization companies (those companies with market capitalizations of $2.5 billion or less at the time of purchase). Equity securities may include common stock and preferred stock. May invest up to 20% of its net assets in foreign securities and also invest in derivatives, including forward currency, contracts, options and futures and exchange-traded funds. May also invest in emerging growth companies. May also invest a portion of its assets in securities outside the market capitalization range stated above. May invest in cash or cash equivalent instruments, including shares of an affiliated investment company.	Derivatives risk, equity securities risk, foreign investment risk, manager risk, market and company risk, market trends risk, other investment companies risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Capital Growth Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in equity securities. May invest up to 25% of its assets in foreign securities, including emerging markets. May invest up to 10% of its total assets in real estate investment trusts.	Currency risk, derivatives risk, emerging markets risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, real estate investment trusts risk and securities lending risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Comstock Portfolio	Seeks capital growth and income.	Invests in equity securities including common stocks, preferred stocks, and securities convertible into common and preferred stocks. Additionally, may invest up to 15% of its assets in real estate investment trusts ("REITs"). May invest up to 10% of assets in high-quality short-term debt securities and investment grade corporate debt securities. May invest up to 25% of assets in foreign securities, not including American Depositary Receipts ("ADRs"), and may invest in derivatives.	Convertible securities risk, currency risk, debt securities risk, depositary receipt risk, derivatives risk, equity securities risk, foreign investment risk, market and company risk, mid-capitalization company risk, real estate investment trusts risk, small- capitalization company risk and value investing risk.

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RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Growth and Income Portfolio	Long-term growth of capital and income.	Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc. Although the Portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.	Call risk, convertible securities risk, debt securities risk, derivatives risk, equity securities risk, foreign investment risk, growth investing risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, real estate investment trusts risk, securities lending risk and small-capitalization company risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Van Kampen (Morgan Stanley Investment Management Inc.)	ING Van Kampen Real Estate Portfolio	Capital appreciation. Current income is a secondary objective.	Invests at least 80% of assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the NASDAQ. May also invest up to 25% of assets in financial institutions that issue or service mortgages and up to 20% of assets in high-yield debt and convertible bonds. May invest in equity, debt or convertible securities whose products are related to the real estate industry, mortgage- and asset-backed securities and covered options on securities and stock indices. The Portfolio is non-diversified.	Call risk, convertible securities risk, debt securities risk, derivatives risk, diversification risk, equity securities risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, industry focus risk, manager risk, market and company risk, mortgage-related securities risk, real estate investment trusts risk, sector risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth and Income Portfolio	Maximize total return.	Invests at least 65% of total assets in common stock is believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Growth Portfolio	Growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.	Invests primarily in common stocks and securities convertible into common stock of large (defined as companies that have market capitalizations of at least $3 billion) U.S. companies. Emphasizes stocks of larger companies, although it may invest in companies of any size. May invest in derivatives and foreign securities. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, derivatives risk, foreign investment risk, growth investing risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP High Yield Bond Portfolio	High level of current income and total return.	Invests at least 80% of assets in high-yield (high risk) bonds, commonly referred to as "junk bonds." Remaining assets may be invested in investment grade debt securities, common and preferred stock, U.S. government securities, money market instruments, and debt securities of foreign issuers, including emerging markets. May purchase structured debt obligations and engage in dollar-roll transactions and swap agreements. May invest in derivatives and companies of any size. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, foreign investment risk, high-yield, lower-grade debt securities risk, inability to sell securities risk, interest rate risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small- and mid-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Advisors, B.V.	ING VP Index Plus International Equity Portfolio	Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index"), while maintaining a market level of risk.	Invests at least 80% of its assets in stocks included in the MSCI EAFE® Index, exchange-traded funds ("ETFs"), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. May also invest in convertible securities included in the MSCI EAFE® Index. At any one time, the portfolio manager generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index.	Convertible securities risk, derivatives risk, equity securities risk, foreign investment risk, inability to sell securities risk, index strategy risk, investment models risk, manager risk, market and company risk, market capitalization risk, market trends risk, other investment companies risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus LargeCap Portfolio	Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of large-capitalization companies included in the S&P 500® Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus MidCap Portfolio	Outperform the total return performance of the S&P MidCap 400 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Index Plus SmallCap Portfolio	Outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk.	Invests at least 80% of assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index and have a market capitalization of at least $1 billion. May invest in derivatives. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, manager risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization company risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Intermediate Bond Portfolio	Maximize total return consistent with reasonable risk.	Invests at least 80% of assets in bonds, including, but not limited to, corporate, government and mortgage bonds which are rated investment grade. May invest a portion of assets in high-yield (high risk) debt securities, commonly known as "junk bonds". May also invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, mortgage- and asset-backed securities, options and futures contracts involving securities, securities indices, and interest rates. May engage in dollar-roll transactions and swap agreements. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Credit risk, derivatives risk, extension risk, foreign investment risk, high-yield, lower-grade debt securities risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment or call risk, portfolio turnover risk, price volatility risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Equity Portfolio	Long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside the U.S.	Invests at least 80% of assets in equity securities. At least 65% will be invested in securities of companies of any size principally traded in three or more countries outside the U.S. These securities may include common stocks as well as securities convertible into common stock. May invest in derivatives, including futures. May invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP International Value Portfolio	Long-term capital appreciation.	Invests at least 65% of assets in equity securities of issuers located in a number of different countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including exchange-traded funds,to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Convertible securities risk, debt securities risk, derivatives risk, emerging markets risk, foreign investment risk, inability to sell securities risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP MidCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in common stocks of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. May also invest in derivative instruments and foreign securities. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, inability to sell securities risk, market trends risk, mid-capitalization company risk, other investment companies risk, price volatility risk and securities lending risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Money Market Portfolio	High current return, consistent with preservation of capital and liquidity through investment in high-quality money market instruments.	Invests in high-quality, U.S. dollar denominated short-term debt securities. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7 under the Investment Company Act of 1940, the Portfolio may invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest more than 25% of its total assets in instruments issued by domestic banks and may significantly invest in securities issued by financial services companies. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Concentration in financial services sector risk, credit risk, foreign investment risk, interest rate risk, mortgage-related securities risk, other investment companies risk, prepayment and call risk, repurchase agreement risk, securities lending risk and U.S. government securities & obligations risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	ING VP Real Estate Portfolio	Total return.	Invests at least 80% of assets in common and preferred stocks of U.S. real estate investment trusts and real estate companies. May invest in companies of any market capitalization; however, it will generally not invest in companies with market capitalization of less than $100 million. May invest in initial public offerings. The Portfolio is non-diversified.	Concentration risk, diversification risk, inability to sell securities, initial public offerings risk, manager risk, market trends risk, price volatility risk, real estate investment trusts risk, real estate risk and securities lending risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Small Company Portfolio	Growth of capital.	Invests at least 80% of assets in common stocks of small-capitalization companies. Small-capitalization companies are those with market capitalizations that fall within the range of the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index have market capitalizations between $66 million and $3.66 billion. May invest in foreign securities. May invest in derivative instruments. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Derivatives risk, foreign investment risk, market trends risk, other investment companies risk, portfolio turnover risk, price volatility risk, securities lending risk and small-capitalization company risk.

Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP SmallCap Opportunities Portfolio	Long-term capital appreciation.	Invests at least 80% of assets in commons tock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Inability to sell securities risk, market trends risk, other investment companies risk, price volatility risk, securities lending risk and small-capitalization company risk.

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DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
RISKS OF THE UNDERLYING FUNDS continued

Investment Adviser / Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks
Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	ING VP Value Opportunity Portfolio	Growth of capital primarily through investment in a diversified portfolio of common stocks.	Invests at least 65% of assets in common stocks. May invest in companies of any size, although it tends to invest in the majority of its assets in companies with market capitalizations greater than $1 billion. Focuses on investing in securities of large companies which are included in the 500 largest U.S. companies as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. Equity securities include common stocks and American Depositary Receipts. May invest the remaining 35% of assets in other types of securities including foreign securities and securities of smaller companies. May invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.	Foreign investment risk, other investment companies risk, price volatility risk, securities lending risk and value investing risk.

Investment Adviser: Directed Services, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Disciplined Value Portfolio	Long-term capital growth.	Prior to July 16, 2007, invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies found within the range of companies comprising the Russell Midcap® Value Index at the time of purchase. Effective July 16, 2007, Portfolio invests in companies that the sub-adviser believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. Generally invests in securities of mid-sized companies, but may also invest a portion of its assets in securities of small- and large-sized companies. May invest in any sector, and at times may emphasize one or more particular sectors. May invest up to 25% of its assets in foreign securities.	Call risk, debt securities risk, equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, mid-capitalization company risk, portfolio turnover risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

Investment Manager: ING Investments, LLC Sub-Adviser: Wells Capital Management, Inc.	ING Wells Fargo Small Cap Disciplined Portfolio	Long-term capital appreciation.	Invests at least 80% of its assets in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500(TM) Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities	Equity securities risk, foreign investment risk, inability to sell securities risk, manager risk, market and company risk, market capitalization risk, sector risk, securities lending risk, small-capitalization company risk and value investing risk.

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MORE INFORMATION ON RISKS

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution Portfolios:

>  Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, DSL's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Assets will be allocated among asset classes and markets based on judgments made by DSL and the recommendations of the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

>  Performance of the Underlying Funds Will Vary

The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

>  Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.

>  Conflict of Interest

In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, DSL subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not. DSL also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, DSL may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to DSL or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio.

DSL has informed the Fund's Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

Asset Allocation Risk Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

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Asset Backed Securities Risk. The principal on asset backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage backed securities are issued in several classes with different levels of yield and credit protection. A Portfolio's investments in commercial mortgage backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in an Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

Call Risk During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration Risk When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

Concentration in Financial Services Sector Risk The risks of concentrating in investments in the financial services sector include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations). In addition, to the extent an Underlying Fund concentrates in the banking industry, the risks described above may be greater.

Convertible Securities Risk The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

Credit Derivatives Risk Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

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Debt Securities Risk The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipt Risk Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Underlying Funds' investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

Emerging Growth Risk An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

Emerging Markets Risk Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Foreign Investment Risk Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities

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depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts ("ADRs"), European Depositary Receipt ("EDRs"), and Global Depositary Receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

Growth Investing Risk Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Headline Risk To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

Inability to Sell Securities Risk Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Income Risk An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.

Industry Focus Risk To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings ("IPOs") Risk Certain Underlying Funds may invest in IPOs. IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

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Interest Rate Risk The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment Style Risk Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Investment by Funds-of-Funds Risk Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.

Investment Models Risk The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Concentration Risk Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

Large Positions Risk An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principle investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different application by different managers. One sub-adviser's value approach may be different from another, and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

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Market and Company Risk The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

Maturity Risk The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

Mid-Capitalization Company Risk Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk Certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQ(TM) ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates ("ING Money Market Funds"). An Underlying Fund's purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund's Adviser will waive its fee in an amount equal to the advisory fee received

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by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund's investment into the ING Money Market Fund.

Over-the-Counter ("OTC") Investment Risk Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment or Call Risk Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

Price Volatility Risk The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Risk Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

Real Estate Investment Trusts ("REITs") Risk Investing in REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Repurchase Agreement Risk Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, the Underlying Fund might not be able to sell the collateral at the desired time.

Restricted and Illiquid Securities Risk Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to

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an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

Risk Arbitrage Securities and Distressed Companies Risk Certain Underlying Portfolios, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the underlying Portfolio's manager believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an underlying fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Allocation Risk An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

Sector Risk A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

Securities Lending Risk An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

Small-Capitalization Company Risk Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.

Sovereign Debt Risk Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

U.S. Government Securities & Obligations Risk Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their

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full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

Zero-Coupon Risk Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

MANAGEMENT OF THE SOLUTION PORTFOLIOS

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services to each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Solution Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company ("ILIAC") served as the investment adviser to the Portfolios. On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between the Company and ILIAC.

As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets. The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.

DSL, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. DSL may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC, predecessor to DSL, have received exemptive relief from the SEC that permits DSL and the Company to add or terminate non-affiliated sub-advisers without shareholder approval. For the fiscal year ended December 31, 2006, ILIAC, predecessor to DSL, received $395,571 in advisory fees, The Solution Portfolios will pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.

DSL is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

DSL, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

0.03% of the first $500 million

0.025% of the next $500 million

0.02% of the next $1 billion

0.01% of amounts over $2 billion.

For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2006.

DSL may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or Qualified Plans. DSL has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee up to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers or third-party administrators, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2006, ILIAC, predecessor to DSL, paid approximately $3,641 pursuant to such arrangements with these insurance companies.

>  Investment Committee

An Investment Committee of DSL reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and approves the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans and Stanley D. Vyner have been on the Investment Committee since the Portfolio's inception. Michael J. Roland has been on the Investment Committee since April 2007.

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The members of the Investment Committee are: William A. Evans, Michael J. Roland and Stan Vyner.

William A. Evans, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING's mutual funds administration.

Stanley D. Vyner is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management.

The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.

>  Information about the Consultant

The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of DSL. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

>  Portfolio Distribution

Each Portfolio is distributed by ING Funds Distributor, LLC ("IFD") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

Prior to January 1, 2007, ING Financial Advisers, LLC ("IFA") served as distributor to the Portfolios. On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between the Company and IFA.

SHAREHOLDER INFORMATION

>  Classes of Shares

The Company offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class T shares are offered in this Prospectus.

The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class T shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Solution Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class T shares.

The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class T shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Portfolio's Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.50% of the Portfolio's average daily net assets attributable to its Class T shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

>  How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Solution Portfolios' Rule 12b-1 Plan, the Solution Portfolios' Adviser or Distributor (collectively, "ING"), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution

51

Portfolios by those companies. The Solution Portfolios' Investment Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Solution Portfolios is IFD. IFD has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Solution Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Solution Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, the Adviser or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

>  Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

>  Net Asset Value

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.Shares of investment companies held by the Solution Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares or when an investor will not be able to reallocate between investment options.

52

When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are not current market value quotation; and

•  Securities that are restricted as to transfer or resale.

Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buy shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

>  Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

>  Purchase and Redemption of Shares

Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other, management investment companies and other investors permitted under the federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue rulings or private letter rulings issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is

53

impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. DSL will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

>  Frequent Trading – Market Timing

The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Solution Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

>  Portfolio Holdings Disclosure Policy

A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solution Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and it is available 30 days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the calendar month. Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the next calendar month or until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.

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>  Dividends

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

>  Tax Matters

Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.

>  Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

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ING Partners, Inc.
Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include changes and expenses attributable to any insurance products and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

Selected data for a share outstanding for each period:

	Class T
ING Solution Income Portfolio	Year Ended December 31, 2006	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.34	$10.28
Income (loss) from investment operations:
Net investment income	0.10 *	0.12
Net realized and unrealized gain (loss) on investments	0.61	(0.06)
Total from investment operations	0.71	0.06
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.00 **	—
Total distributions	0.02	—
Net asset value, end of period	$11.03	$10.34

Total Return(2)	6.93%	0.58%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,245	$103
Ratios to average net assets:
Net expenses after expense waiver(3)(4)	0.82%	0.82%
Gross expenses prior to expense waiver(3)(4)	0.87%	0.87%
Net investment income(3)	0.94%	6.36%
Portfolio turnover rate	32%	21%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

56

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	Class T
ING Solution 2015 Portfolio	Year Ended December 31, 2006	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.74	$10.53
Income from investment operations:
Net investment income	0.04 *	0.13
Net realized and unrealized gain on investments	1.06	0.08
Total from investment operations	1.10	0.21
Less distributions from:
Net investment income	0.02	—
Net realized gains on investments	0.01	—
Total distributions	0.03	—
Net asset value, end of period	$11.81	$10.74
Total Return(2)	10.26%	1.99%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,661	$694
Ratios to average net assets:
Net expenses after expense waiver(3)(4)	0.82%	0.82%
Gross expenses prior to expense waiver(3)(4)	0.87%	0.87%
Net investment income(3)	0.38%	11.28%
Portfolio turnover rate	14%	49%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

57

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	Class T
ING Solution 2025 Portfolio	Year Ended December 31, 2006	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.97	$10.68
Income from investment operations:
Net investment income	0.02 *	0.08
Net realized and unrealized gain on investments	1.31	0.21
Total from investment operations	1.33	0.29
Less distributions from:
Net investment income	0.03	—
Net realized gains on investments	0.02	—
Total distributions	0.05	—
Net asset value, end of period	$12.25	$10.97

Total Return(2)	12.09%	2.72%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$9,588	$971
Ratios to average net assets:
Net expenses after expense waiver(3)(4)	0.82%	0.82%
Gross expenses prior to expense waiver(3)(4)	0.87%	0.87%
Net investment income(3)	0.19%	6.79%
Portfolio turnover rate	23%	47%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

	Class T
ING Solution 2035 Portfolio	Year Ended December 31, 2006	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.12	$10.76
Income from investment operations:
Net investment income	0.02 *	0.12
Net realized and unrealized gain on investments	1.48	0.24
Total from investment operations	1.50	0.36
Less distributions from:
Net investment income	0.01	—
Net realized gains on investments	0.01	—
Total distributions	0.02	—
Net asset value, end of period	$12.60	$11.12

Total Return(2)	13.56%	3.35%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$8,525	$460
Ratios to average net assets:
Net expenses after expense waiver(3)(4)	0.82%	0.82%
Gross expenses prior to expense waiver(3)(4)	0.87%	0.87%
Net investment income(3)	0.18%	15.26%
Portfolio turnover rate	15%	33%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

58

ING Partners, Inc.
Financial Highlights

Selected data for a share outstanding for each period:

	Class T
ING Solution 2045 Portfolio	Year Ended December 31, 2006	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.34	$10.91
Income (loss) from investment operations:
Net investment income (loss)	(0.04)*	0.33 *
Net realized and unrealized gain on investments	1.69	0.10
Total from investment operations	1.65	0.43
Less distributions from:
Net investment income	0.00 **	—
Net realized gains on investments	0.02	—
Total distributions	0.02	—
Net asset value, end of period	$12.97	$11.34

Total Return(2)	14.57%	3.94%
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,247	$183
Ratios to average net assets:
Net expenses after expense waiver(3)(4)	0.82%	0.82%
Gross expenses prior to expense waiver(3)(4)	0.87%	0.87%
Net investment income (loss)(3)	(0.29)%	9.02%
Portfolio turnover rate	20%	106%

  (1)  Commencement of operations.

  (2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

  (3)  Annualized for periods less than one year.

  (4)  Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

  *  Per share numbers have been calculated using average number of shares outstanding throughout the period.

  **  Amount represents less than $0.005 per share.

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ING PARTNERS, INC.
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:

•  Statement of Additional Information ("SAI"): The SAI, dated April 30, 2007, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

•  Annual/Semi-Annual Shareholder Reports: Additional information about the Company's investments is available in the Company's annual shareholder report dated December 31, 2006. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File No. 811-8319

ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

(800) 992-0180

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Fundamental Research Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio (formerly, ING MFS Capital Opportunities Portfolio)

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

Adviser Class, Initial Class, and Service Class

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Partners, Inc. (“Company”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios dated April 30, 2007, that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, ING Funds Distributor, LLC, at the address written above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses dated April 30, 2007, which have been filed with the U.S. Securities and Exchange Commission (“SEC”). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2006, are incorporated herein by reference. Copies of the Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number written above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”). The Portfolio also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any adviser to the Portfolio as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940 (1940 Act”). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser (“ADV”) Class, Institutional (“I”) Class and Service (“S”) Class shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and some investment techniques. Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser, Directed Services, LLC (“DSL” or “Adviser”) or a sub-adviser (“Sub-Adviser” or “Sub-Advisers”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE COMPANY

The Company is a Maryland Corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a “Portfolio” and collectively, the “Portfolios”). The Company currently has authorized 37 Portfolios, however not all of the Portfolios offered are in this SAI. This SAI pertains to the following Portfolios as described in this SAI:

ING American Century Large Company Value Portfolio
(“ING American Century Large Company Value”)

ING American Century Small-Mid Cap Value Portfolio
(“ING American Century Small-Mid Cap Value”)

ING Baron Asset Portfolio
(“ING Baron Asset”)

ING Baron Small Cap Growth Portfolio
(“ING Baron Small Cap Growth”)

ING Columbia Small Cap Value II Portfolio
(“ING Columbia Small Cap Value II”)

ING Davis Venture Value Portfolio
(“ING Davis Venture Value”)

ING Fundamental Research Portfolio
(“ING Fundamental Research”)

ING JPMorgan International Portfolio
(“ING JPMorgan International”)

ING JPMorgan Mid Cap Value Portfolio
(“ING JPMorgan Mid Cap Value”)

ING Legg Mason Partners Aggressive Growth Portfolio
(“ING Legg Mason Partners Aggressive Growth”)

ING Legg Mason Partners Large Cap Growth Portfolio
(“ING Legg Mason Partners Large Cap Growth”)

ING Lord Abbett U.S. Government Securities Portfolio
(“ING Lord Abbett U.S. Government Securities”)

ING Neuberger Berman Partners Portfolio
(“ING Neuberger Berman Partners”)

ING Neuberger Berman Regency Portfolio
(“ING Neuberger Berman Regency”)

ING OpCap Balanced Value Portfolio
(“ING OpCap Balanced Value”)

ING Oppenheimer Global Portfolio
(“ING Oppenheimer Global”)

ING Oppenheimer Strategic Income Portfolio
(“ING Oppenheimer Strategic Income”)

ING PIMCO Total Return Portfolio
(“ING PIMCO Total Return”)

ING Pioneer High Yield Portfolio
(“ING Pioneer High Yield”)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio
(“ING T. Rowe Price Diversified Mid Cap Growth”)

ING T. Rowe Price Growth Equity Portfolio
(“ING T. Rowe Price Growth Equity”)

ING Templeton Foreign Equity Portfolio
(“ING Templeton Foreign Equity”)

ING Thornburg Value Portfolio
(“ING Thornburg Value”)

ING UBS U.S. Large Cap Equity Portfolio
(“ING UBS U.S. Large Cap Equity”)

ING UBS U.S. Small Cap Growth Portfolio
(“ING UBS U.S. Small Cap Growth”),

ING Van Kampen Comstock Portfolio
(“ING Van Kampen Comstock”)

ING Van Kampen Equity and Income Portfolio
(“ING Van Kampen Equity and Income”).

ING JPMorgan Mid Cap Value and ING Davis Venture Value are classified as “non-diversified” funds as such term is defined under the 1940 Act. Each of the Company’s other Portfolios is “diversified” within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issue and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental which means they may be changed, only with the approval of the holders of a majority of a Portfolio’s outstanding voting securities of that Portfolio defined by the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of that Portfolio’s outstanding voting securities are then outstanding are present in person or by proxy; or (ii) more than 50% of that Portfolio’s outstanding voting securities. The investment objective and all other investment policies or practices of each Portfolio, except ING JPMorgan International, ING Thornburg Value, ING Legg Mason Partners Aggressive Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Large Cap Equity are considered by the Company to be non-fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

As a matter of fundamental policy, no Portfolio (except, ING Baron Asset, ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Pioneer High Yield, ING Templeton Foreign Equity and ING UBS U.S. Small Cap Growth) will:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). With respect to ING Oppenheimer Strategic Income, this restriction shall not apply to the Portfolio’s investments in hedging investments consistent with its investment policies.

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). With respect to ING Fundamental Research and to ING Van Kampen Equity and Income, investments in mortgage participations or similar instruments are not subject to this limitation.

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act; and (d) with respect to ING Oppenheimer Strategic Income, this restriction does not prohibit investment activities for which assets of the Portfolio are designated or segregated, or margin, collateral or escrow arrangements established to cover related obligations.

4. Borrow money, except that (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio’s total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. With respect to ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, such Portfolios may borrow money in an amount not exceeding 10% of the value of a Portfolio’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, immediately after any borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings. With respect to ING Baron Small Cap Growth, ING Fundamental Research, ING PIMCO Total Return, ING Van Kampen Comstock and ING Van Kampen Equity and Income, such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes.

5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of restricted securities.

7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. With respect to ING Fundamental Research and ING Van Kampen Equity and Income, this limitation does not apply to municipal securities. With respect to ING Fundamental Research, the Portfolio will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in its benchmark index. With respect to ING OpCap Balanced Value, a foreign government is considered to be an industry. With respect to ING American Century Small-Mid Cap Value, (i) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

With respect to ING American Century Large Company Value, ING Baron Small Cap Growth, ING Davis Venture Value, ING Thornburg Value, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth and ING UBS U.S. Large Cap Equity only:

8. Purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. ING Legg Mason Partners Large Cap Growth may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio’s total assets are invested in margin and premiums.

With respect to ING American Century Large Company Value, ING Thornburg Value and ING UBS U.S. Large Cap Equity only:

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

With respect to ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth, ING Fundamental Research, ING JPMorgan International, ING OpCap Balanced Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income only:

10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This 75% limitation shall not apply to securities issued by other investment companies. With respect to ING PIMCO Total Return, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds (as defined herein.)

With respect to ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth only:

11. With respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer.

12. With respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

With respect to ING Davis Venture Value and ING JPMorgan Mid Cap Value:

13. With respect to 50% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

As a matter of fundamental policy, ING Baron Asset, ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Pioneer High Yield, ING Templeton Foreign Equity and ING UBS U.S. Small Cap Growth will not:

14. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

15. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

16. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

17. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

18. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

19. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

20. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

21. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following restrictions are not fundamental and may be changed without shareholder approval:

a. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act (“Restricted Securities”), shall not be deemed illiquid solely by reason of being unregistered. A Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

b. No Portfolio will borrow for leveraging purposes (except ING Oppenheimer Global which may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities).

c. No Portfolio (other than ING PIMCO Total Return) will make short sales of securities, other than short sales “against the box”. This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, related options and other strategic transactions.

d. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

With respect to ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Fundamental Research, ING JPMorgan International, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income only:

e. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

With respect to ING American Century Large Company Value, ING Baron Small Cap Growth, ING Davis Venture Value, ING OpCap Balanced Value, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth only:

f. No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

With respect to ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth and ING Van Kampen Equity and Income only:

g. No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding, except for ING Van Kampen Equity and Income which may purchase portfolio securities while such borrowings in excess of 10% of its total assets are outstanding.

With respect to ING Baron Small Cap Growth, ING Lord Abbett U.S. Government Securities, ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth only:

h. No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING Legg Mason Partners Large Cap Growth may buy and sell (write) options and ING T. Rowe Price Diversified Mid Cap Growth may purchase or write (sell) puts and calls. In addition, ING Lord Abbett U.S. Government Securities may not write, purchase or sell puts, calls, straddles, spreads or a combination thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time.

i. ING Legg Mason Partners Large Cap Growth and ING Baron Small Cap Growth will invest no more than 5% and ING T. Rowe Price Diversified Mid Cap Growth will invest no more than 10% of their respective net assets in warrants (valued at the lower of cost or market), of which not more than 2% of each Portfolio’s net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by each Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

With respect to ING Van Kampen Equity and Income only:

j. With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to ING Pioneer High Yield only:

l. The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal conditions, at least 80% of its net assets in below investment grade securities (high-yield) debt securities and preferred stocks. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

With respect to ING Columbia Small Cap Value II only:

m. The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies with small market capitalizations. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

General. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations. If the value of a Portfolio’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio’s policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to fundamental policy number 7, industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING OpCap Balanced Value, ING Oppenheimer Global, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Thornburg Value and ING UBS U.S. Large Cap Equity have been selected by American Century Investment Management,

Inc. (“American Century”), Columbia Management Advisors, LLC (“Columbia”), OpCap Advisors (“OpCap”), OppenheimerFunds, Inc. (“Oppenheimer”), T. Rowe Price Associates (“T. Rowe Price”), Thornburg Investment Management (“Thornburg”), and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), respectively, the Sub-Advisers for those Portfolios. American Century, OpCap, T. Rowe Price, Thornburg and UBS Global AM believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by American Century, Columbia, OpCap, T. Rowe Price, Thornburg and UBS Global AM may be changed from time to time to reflect changes in the marketplace. For purposes of monitoring industry exposure, Pacific Investment Management Company, LLC (“PIMCO”) uses Standard Industry Classification codes.

For purposes of applying ING PIMCO Total Return’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio’s investment portfolio, resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Unless otherwise noted, with respect to at least 75% of a Portfolio’s assets (50% of assets for ING Davis Venture Value and ING JPMorgan Mid Cap Value) a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the Sub-Adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

Investment Policies and Practices of Specific Portfolios

ING American Century Large Company Value— In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio’s assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-Adviser’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-Adviser’s intention that the Portfolio generally will consist of equity stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio’s investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio’s cash assets to the market while maintaining liquidity.

ING American Century Small-Mid Cap Value— In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio’s assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-Adviser’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-Adviser’s intention that the Portfolio generally will consist of equity and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio’s investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as a sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio’s cash assets to the market while maintaining liquidity.

ING Columbia Small Cap Value II – The overall investment activities of Columbia Management and its affiliates may limit the investment opportunities for the Portfolio in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Portfolio’s activities also may be restricted because of regulatory restrictions applicable to Columbia Management and its affiliates, and/or their internal policies.

ING Fundamental Research— ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

ING OpCap Balanced Value— In selecting equity investments for the Portfolio, the Sub-Adviser currently uses a value investing style. In using a value approach, the Sub-Adviser seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Portfolio will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Using value investing requires research as to the issuer’s underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer’s price-to-normalized earnings ratio as well as the price-to-tangible book value and price-to-cash flow ratios. Normalized earnings are OpCap’s quantification of what a company would earn using OpCap’s preferred accounting calculations and assuming a normal business environment.

ING Oppenheimer Global— Foreign equity securities exposure (including emerging markets) may be up to 100% of the Portfolio’s assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. See “Foreign Equity Securities.”  The expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities because the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher. The Portfolio may invest up to 5% of its net assets in debt securities that are rated in the medium to lowest rating categories by Standard & Poor’s Rating

Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), some of which may be known as “junk bonds.”

ING Oppenheimer Strategic Income— The Portfolio may invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by the Sub-Adviser. The Portfolio’s investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as “junk bonds.” These typically offer higher yields than investment grade bonds because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to this document.

The Portfolio may invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

ING PIMCO Total Return— The Portfolio’s objective is to seek a high level of current income consistent with a prudent level of risk. In addition to those fixed income products specifically identified in the prospectus, ING PIMCO Total Return may invest in Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, zero coupon bonds, and other products identified in this SAI.

ING Van Kampen Equity and Income – Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days prior written notice of any changes in this non-fundamental investment policy. In addition, the Portfolio normally invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME INVESTMENTS

U.S. Government Securities— Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as “instrumentalities.”  The obligations of U.S. government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the “full faith and credit” of the United States. “Full faith and credit” means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. government agencies or instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government

National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”).

Custodial Receipts—ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts are known by various names, including “Treasury Receipts,” Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Receipts (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Bank Obligations— Each Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. ING Neuberger Berman Partners and ING Neuberger Berman Regency may invest up to 35% of its total assets in obligations issued or guaranteed by U.S. or foreign banks.

Loan Participations— ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II,  ING Davis Venture Value, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Thornburg Value and ING UBS U.S. Small Cap Growth may invest in loan participations, subject to the Portfolios’ limitation on investments in illiquid investments. ING Davis Venture Value may invest up to 10% of the Portfolio’s net assets in bank loans, including participations. A loan participation is an undivided interest in a loan made by the issuing financial institution in the same proportion as the buyer’s participation interest is to the total principal amount of the loan. No more than 5% of a Portfolio’s net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, a Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on sub-adviser research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

When-Issued, Delayed Delivery Transactions—Each Portfolio (except ING Neuberger Berman Partners, ING Neuberger Berman Regency and ING Templeton Foreign Equity) may purchase securities on a when-issued or delayed delivery basis. When a Portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issued or delayed delivery securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolio’s total assets.

Securities Lending— Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

Equity Securities— Each Portfolio may invest in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include preferred stocks, rights and warrants, and securities convertible into stock. Certain equity securities may be selected because they may provide dividend income. However, ING Oppenheimer Strategic Income does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy.

Preferred Securities— Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. ING PIMCO Total Return will limit its investment in preferred securities to 5% of the Portfolio’s total assets.

Convertible Securities— Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stock. ING Van Kampen Comstock will limit its investment in convertible securities that are below investment grade quality to 5%.

The Portfolios may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Corporate Asset-Backed Securities— ING American Century Large Company Value, ING American Century Small-Mid Cap Value,  ING Columbia Small Cap Value II, ING Fundamental Research, ING Davis Venture Value, ING Legg Mason Partners Aggressive Growth, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield and ING UBS U.S. Small Cap Growth may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Corporate Reorganizations— ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING JPMorgan Mid Cap Value, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth and ING UBS U.S. Small Cap Growth may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser. The Sub-Adviser must appraise the value of the issuer and its component businesses, the assets or securities to be received as a result of the contemplated transaction, the financial resources and business motivation of the offeror and the dynamics of the business climate when the offer or proposal is in progress.

Master Limited Partnership (MLPs)– ING JPMorgan Mid Cap Value may invest in MLPs. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses ( or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Repurchase Agreements— Each Portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange (“NYSE”), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. ING Oppenheimer Strategic Income will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit however on the amount of the Portfolio’s net assets that may be subject to repurchase agreements having maturities of seven days or less. The securities that a Portfolio purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin. ING Neuberger Berman Partners and ING Neuberger Berman Regency may enter into repurchase agreements subject to a 15% limit on illiquid securities.

Reverse Repurchase Agreements—ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Fundamental Research, ING PIMCO Total Return, ING Pioneer High Yield, ING UBS U.S. Large Cap Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio’s outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Transactions in reverse repurchase agreements by ING Lord Abbett U.S. Government Securities may not exceed 20% of fund assets. ING Neuberger Berman Partners and ING Neuberger Berman Regency may not purchase securities if outstanding borrowings, which include any investment in reverse repurchase agreements, exceed 5% of its total assets.

Mortgage Dollar Roll Transactions—ING Columbia Small Cap Value II, ING Fundamental Research, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING Thornburg Value, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may engage in mortgage dollar roll transactions. A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to a Portfolio generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

Segregated Accounts— When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio’s obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Floating and Variable Rate Instruments— ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research,  ING JPMorgan Mid Cap Value, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING Thornburg Value,  ING UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Restricted Securities— Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in restricted securities governed by Rule 144A under the 1933 Act and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

Real Estate Investment Trusts (“REITs”)— ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Templeton Foreign Equity, ING Thornburg Value, ING UBS U.S. Small Cap Growth, ING Van Kampen Comstock and ING Van Kampen Equity and Income may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the “Code”). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Unseasoned Companies—ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap

Value II, ING Davis Venture Value, ING Fundamental Research,  ING JPMorgan International, ING JPMorgan Mid Cap Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. ING Fundamental Research will invest in such companies only when they have been included in the S&P 500® Index.

Foreign Equity Securities— Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in foreign equity securities (and foreign currencies) as described in the Prospectus. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio’s position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value, ING Davis Venture Value, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Thornburg Value, ING Van Kampen Comstock and ING Van Kampen Equity and Income, each Portfolio may invest up to 20%, 20%, 25%, 10%, 20%, 20%, 20%, 20%, 20%, 20%, 25%, 30%, 35%, 25% and 25%, respectively, in foreign securities. ING Pioneer High Yield may invest up to 15% (excluding Canadian issuers). ING JPMorgan International, ING Oppenheimer Global and ING Templeton Foreign Equity may invest up to 100% of their respective assets in foreign equity securities.

Foreign Debt Securities, Brady Bonds— ING American Century Large Company Value, ING American Century Small–Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING JPMorgan International, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Templeton Foreign Equity, ING Thornburg Value, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Principal Exchange Rate Linked Securities (“PERLsSM”)— ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in principal exchange rate linked securities. PERLsSMare debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper (“PIPsSM”)— ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in PIPsSM. PIPsSM are U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return on the investment correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Depositary Receipts— Each Portfolio may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other securities representing interests in securities of foreign companies (collectively, “Depositary Receipts”). ADRs  are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as “foreign securities” for purposes of the limitations on such investments. ING Pioneer High Yield may invest in GDRs and EDRs.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Passive Foreign Investment Companies (“PFICs”)— Each Portfolio (except ING Baron Asset, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Pioneer High Yield, ING Legg Mason Partners Large Cap Growth and ING Van Kampen Comstock) may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio’s assets may be invested in such securities.

Investment in Other Investment Companies— Each Portfolio (except ING OpCap Balanced Value) may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios’ aggregate investments in other investment companies to no more than 10% of a Portfolio’s total assets. A Portfolio’s investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-Advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.

Exchange-Traded Funds (“ETFs”)— These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (“Equity Equivalents”) – The Portfolios are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), World Equity Benchmark Shares (“WEBS”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Portfolio’s assets across a broad range of equity securities.

To the extent the Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Portfolio may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Portfolio.

Warrants and Stock Purchase Rights— Each Portfolio (except ING Lord Abbett U.S. Government Securities) may acquire warrants. ING Oppenheimer Strategic Income will not invest more than 5% of its total assets in rights and warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ING Pioneer High Yield may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Zero Coupon, Deferred Interest and PIK Bonds— Fixed income securities that ING American Century Large Company Value, ING American Century Small-Mid Cap Value,  ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING Thornburg Value, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). If Pioneer High Yield invests in certain pay-in-kind securities, zero-coupon securities, deferred interest securities, or, in general, in any other securities with original issue discount (or with market discount if the fund elects to include a discount in income currently), the Portfolio generally must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. ING Lord Abbett U.S. Government Securities may invest in zero coupon bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Short-term Corporate Debt Securities and Commercial Paper— Each Portfolio may invest in short-term corporate debt securities and commercial paper. ING Templeton Foreign Equity may invest in commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

ING Neuberger Berman Partners and ING Neuberger Berman Regency may each invest up to 35% of its net assets in short-term corporate debt securities or commercial paper, provided that such securities or commercial paper has received the highest rating from S&P or Moody’s or is deemed to be of comparable quality by Neuberger Berman.

Collateralized Debt Obligations— Each Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Company’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risk of Investing in Lower Rated Fixed-Income Securities— Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody’s or BBB by S&P or by Fitch IBCA, Investors Service (“Fitch”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody’s or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market’s perception of their credit quality. Therefore, the Sub-Adviser’s judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser’s own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Lord Abbett U.S. Government Securities, ING Thornburg Value, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Templeton Foreign Equity and ING Van Kampen Equity and Income Portfolios may invest up to 20%, 5%, 35%, 35%, 20%, 5%, 5%, 10%, 25%, 15%, 10%, 5% and 5%, respectively, in lower rated fixed-income securities. ING Oppenheimer Strategic Income and ING Pioneer High Yield may invest, without limit, in lower rated fixed-income securities.

Initial Public Offerings (“IPOs”) — IPOs occur when the company first offers securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds’ adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios’ shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolios’ performance when the Funds’ asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios’ returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios’ assets as it increases in size and, therefore, have a more limited effect on the Portfolios’ performance.

There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

Short Sales— ING PIMCO Total Return may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board of Trustees. The Portfolio does not intend to enter into short sales if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio’s total assets. This percentage any be varied by action of the Directors. The Portfolio will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales Against the Box— Each Portfolio (except ING Baron Asset, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Templeton Foreign Equity and ING Van Kampen Comstock) may make short sales “against the box,” i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Mortgage-Related Securities—ING American Century Large Company Value, ING American Century Small-Mid Cap Value,  ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Legg Mason Partners Large Cap Growth, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Thornburg Value and ING Van Kampen Equity and Income may invest in mortgage-related securities. ING Lord Abbett U.S. Government Securities may invest extensively in mortgage-related securities. ING Baron Asset, ING Baron Small Cap Growth and ING Fundamental Research will each limit its investment in mortgage-related securities to 5% of the Portfolio’s total assets. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans:  (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

Government National Mortgage Association Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations (“CMOs”) are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or “tranches.”  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Portfolio’s investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Portfolios limit their investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Portfolios may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and Real Estate Mortgage Investment Conduits (“REMICs”). A

REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Forward Rolls. ING Oppenheimer Strategic Income may enter into “forward roll” transactions with respect to mortgage-related securities (also referred to as “mortgage dollar rolls”). In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

The Portfolio will only enter into “covered” rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells may decline below the price at which the Portfolio is obligated to repurchase securities.

Stripped Mortgage-Backed Securities (“SMBS”)— ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield and ING UBS U.S. Small Cap Growth may invest in SMBS. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Hybrid Instruments— ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING T. Rowe Price Growth Equity, ING T. Rowe Price Diversified Mid Cap Growth, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading

Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Swaps, Caps, Floors and Collars— Among the transactions into which ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING JPMorgan International, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth, ING Van Kampen Comstock and ING Van Kampen Equity and Income may enter are interest rate, currency, total return, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements (“swap options”). A Portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. ING Oppenheimer Strategic Income will not enter into swaps and unfunded credit default swaps with respect to more than 25% of its total net assets and will limit its investments in funded credit default swap notes to no more than 10% of its total assets. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

Certain of the Portfolios may also enter into options on swap agreements (“swap options”). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a Portfolios’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Eurodollar Instruments— ING Columbia Small Cap Value II, ING JPMorgan International, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Thornburg Value and ING UBS U.S. Small Cap Growth may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

Municipal Bonds— ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING PIMCO Total Return, ING Pioneer High Yield, ING Thornburg Value and ING UBS U.S. Small Cap Growth may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may purchase Municipal Bonds due to changes in the Sub-Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio’s Municipal Bonds in the same manner.

Inflation-Indexed Bonds— ING Columbia Small Cap Value II, ING Oppenheimer Strategic Income, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-linked Bonds— ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Options on Securities— Each Portfolio (except ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING Thornburg Value may only sell calls on securities if such calls are “covered,” as explained below. A Portfolio may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Options on Stock Indices— Each Portfolio (except ING Baron Asset, ING Baron Small Cap Growth, ING Lord Abbett U.S. Government Securities and ING OpCap Balanced Value) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier”.

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio’s stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Baron Asset and ING Baron Small Cap Growth) may engage in the following types of transactions:

Futures Contracts— Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Oppenheimer Strategic Income may buy and sell futures contracts that relate to (i) broadly-based securities indices (these are referred to as “financial futures”), (ii) commodities (these are referred to as “commodity index futures”), (iii) debt securities (these are referred to as “interest rate futures”), (iv) foreign currencies (these are referred to as “forward contracts”) and (v) an individual stock (“single stock futures”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio’s current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Options on Futures Contracts— Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also (A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the

Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Forward Contracts on Foreign Currency— Each Portfolio (except ING Baron Asset, ING JPMorgan Mid Cap Value, ING Neuberger Berman Partners and ING Neuberger Berman Regency) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-Adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account  (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

Options on Foreign Currencies— Each Portfolio (except ING Baron Asset and ING JPMorgan Mid Cap Value) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities— A Portfolio’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio’s securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio’s holdings. When a Portfolio sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market— Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin— Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

Trading and Position Limits— The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-Advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

Risks of Options on Futures Contracts— The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges—Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio’s ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts— Each Portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio’s assets (the “SEC illiquidity ceiling”). Although the Sub-Advisers may disagree with this position, each Sub-Adviser intends to limit the Portfolios’ selling of over the counter options in accordance with the following procedure. Except as provided below, ING Thornburg Value intends to sell over the counter options only with primary U.S. government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio’s investment objective.

Temporary Defensive Positions— During periods of unusual market conditions when a Sub-Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers’ acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies, authorities or instrumentalities and related repurchase agreements. ING Van Kampen Equity and Income also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International may, for temporary defensive purposes, engage in strategic transactions, which may include the use of derivatives.

ING T. Rowe Price Diversified Mid Cap Growth may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalizations outside the range of companies in the Russell Midcap Growth Index or the S&P Mid Cap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Legg Mason Partners Large Cap Growth may invest up to 20% of its net assets in money market instruments, repurchase agreements and/or cash in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Oppenheimer Strategic Income may, for temporary defensive purposes, invest in debt obligations of domestic or foreign corporate issuers and certificates of deposit and bankers’ acceptances of foreign banks having total assets in excess of $1billion.

Portfolio Turnover— Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making Portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors (“Board”) according to the applicable laws of the State of Maryland and the Company’s Articles of Incorporation. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio and review each Portfolio’s performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner and Roger B. Vincent. The Executive Officers of the Company are Shaun P. Mathews, Stanley D. Vyner, Michael J. Roland, Joseph M. O’Donnell, Robert S. Naka, Denise Lewis, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, Kimberly K. Palmer, Maria M. Anderson, Laurie M. Tillinghast, Ernest J. C’DeBaca and Robert Terris.

Set forth in the table below is information about each Director of the Company.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Director(2)(3)	Other Directorships Held by Directors
Independent Directors
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(4) (September 1989 – November 2005).	176	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	176	Wisconsin Energy (June 2006–Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	176	Midamerica Financial Corporation (December 2006 – Present).
R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2005 – Present	President, College of New Jersey (January 1999 – Present).	176	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	March 2002 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	176	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Director(2)(3)	Other Directorships Held by Directors
Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 – Present	Private Investor (June 1997 – Present).	176	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 – Present	Consultant (May 2001 – Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 – April 2001).	176	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).
David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	176	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Springwell Corporation (March 1989 – Present).	176	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).
Directors who are “Interested Persons”
John G. Turner (5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Retired. (May 1993 – December 2001).	176	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, (“Independent Directors”), shall retire from service as a Director at the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          As of December 31, 2006.

(3)          For the purposes of this table, “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust and ING Partners, Inc.

(4)          Shaun Mathews, ING USFS Mutual Funds and Investment products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)          Mr. Turner  is deemed to be an “interested person,” as defined in the 1940 Act, because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, DSL and the Distributor, ING Funds Distributor, LLC.

Officers

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 – Present)(4); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2005 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 March – 2005).

Stanley D. Vyner 230 Park Avenue New York, New York Age: 56	Executive Vice President	January 2005 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present), and Chief Investment Risk Officer ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 – January 2003).

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Vice President	March 2006 – Present January 2005 – Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC (3) and ING Investments LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President, ING Investments, LLC(3) (August 1999 – March 2006).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	January 2005 – Present March 2006 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 – Present); and Executive Vice President of the ING Funds (March 2006 Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 – March 2005).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 – Present

Senior Vice President and Assistant Secretary, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 – Present

Senior Vice President, ING Investments, LLC (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 – Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2005 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (July 1995  Present); and Vice President, ING Investments, LLC(2) (February 1996 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 – Present

Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – august 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC (3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Laurie M. Tillinghast 10 State House Square, SHS-13 Hartford, Connecticut 06103 Age: 54	Vice President	May 2003 – Present

Senior Vice President, ING Investments, LLC(2) (March 2006 – Present) and Vice President, ING Life Insurance and Annuity Company (December 2000 – Present). Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management (December 1995 – December 2000); and Director and President, ING Partners, Inc. (November 1997 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2005 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 – Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)          The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          Mr. Mathews commenced service as the President and Chief Executive Officer on November 9, 2006.

(5)          Directed Services, LLC is the successor in interest to Directed Services, Inc.

(6)          ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Board

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios’ activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and Valuation, Proxy and Brokerage Committee also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Board Committees

The board has an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, as amended. The following Directors serve as members of the Executive Committee:  Messrs. Turner, Vincent and Patton. Mr. Patton serves as Chairperson of the Executive Committee. The Executive Committee held no meetings during the fiscal year ended December 31, 2006.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s usage of the Company’s brokerage and the Adviser’s compliance with changing regulation regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. Boyer and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee. The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios’ Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Messrs. Kenny, Patton, Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held one (1) meeting during the fiscal year ended December 31, 2006.

The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the Domestic Equity Funds currently consist of five (5) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, as amended:  Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the Domestic Equity Funds Investment Review Committee. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended December 31, 2006. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors: Ms. Pressler, Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds Investment Review Committee. The Investment Review Committee for the International/Balanced/Fixed Income Funds held seven (7) meetings during the fiscal year ended December 31, 2006.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors:  Messrs. Kenny, Putnam, Boyer, Earley and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2006.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of six (6) Independent Directors: Msses. Chadwick and Pressler and Messrs. Boyer, Kenny, Patton and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended December 31, 2006.

Compensation of Directors

Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer and a meeting fee component.

The Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Msses. Chadwick and Pressler and Messrs. Patton, Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $10,000, $15,000, $30,000, $20,000, $20,000, $10,000, $20,000 and $10,000(1), respectively) (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board receive an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, DSL and ING Investments, LLC, for which the Directors serve in common as Trustees/Directors.

The following table sets forth information provided by DSL, the Portfolios’ adviser, regarding compensation of Directors by each Portfolio and other portfolios managed by DSL and its affiliates for the fiscal year ended December 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Portfolio or any other funds managed by DSL or its affiliates.

(1)          The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

Compensation Table

The following table describes the compensation received by the Directors for the calendar year ended December 31, 2006.

Name of Person, Position	American Century Large Company Value	American Century Select	American Century Small-Mid Cap Value	Baron Asset	Baron Small Cap Growth	Columbia Small Cap Value II	Davis Venture Value	Fundamental Research
John V. Boyer Director	$260	$867	$1,930	$21	$1,147	$98	$295	$321
Patricia W. Chadwick Director	$184	$608	$1,437	$16	$822	$72	$215	$233
Patrick W. Kenny(1) Director	$235	$788	$1,543	$19	$1,024	$87	$266	$279
Walter H. May(6) Director	$227	$757	$1,638	$19	$998	$86	$258	$278
Thomas McInerney Director(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$270	$896	$2,026	$22	$1,193	$103	$308	$336
Sheryl K. Pressler(1) Director	$202	$667	$1,457	$17	$892	$79	$233	$251
David W.C. Putnam Director	$185	$622	$1,027	$15	$792	$67	$208	$208
John G. Turner(2) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer Director(8)	$480	$1,707	$536	$38	$1,915	$62	$389	$474
Barbara Gitenstein Director	$209	$710	$1,241	$16	$894	$75	$234	$235
J. Michael Earley Director	$209	$698	$1,359	$17	$906	$80	$242	$243
Roger Vincent(1) Director	$280	$937	$1,839	$23	$1,216	$101	$313	$331

Name of Person, Position	JPMorgan International	JPMorgan Mid Cap Value	Lord Abbett U.S. Government Securities	Neuberger Berman Partners	Neuberger Berman Regency	OpCap Balanced Value	Oppenheimer Global
John V. Boyer Director	$2,368	$647	$131	$490	$24	$1,041	$6,301
Patricia W. Chadwick Director	$1,674	$466	$95	$358	$18	$770	$4,468
Patrick W. Kenny(1) Director	$2,147	$567	$116	$437	$21	$843	$5,710
Walter H. May(6) Director	$2,070	$561	$114	$427	$21	$885	$5,504
Thomas McInerney Director(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$2,457	$674	$137	$514	$25	$1,090	$6,535
Sheryl K. Pressler(1) Director	$1,841	$500	$104	$390	$19	$785	$4,890
David W.C. Putnam Director	$1,690	$428	$90	$339	$17	$573	$4,491
John G. Turner(2) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer Director(8)	$4,257	$848	$250	$864	$37	$434	$11,603
Barbara Gitenstein Director	$1,912	$491	$97	$368	$18	$690	$5,083
J. Michael Earley Director	$1,908	$504	$101	$384	$19	$745	$5,069
Roger Vincent(1) Director	$2,544	$672	$139	$521	$26	$1,005	$6,773

Name of Person, Position	Oppenheimer Strategic Income	PIMCO Total Return	Pioneer High Yield	Legg Mason Partners Aggressive Growth	Legg Mason Partners Large Cap Growth	T. Rowe Price Diversified Mid Cap Growth	T. Rowe Price Growth Equity	Templeton Foreign Equity
John V. Boyer Director	$1,469	$1,521	$234	$2,572	$720	$2,625	$2,784	$67
Patricia W. Chadwick Director	$1,064	$1,106	$170	$1,815	$527	$1,841	$1,963	$50
Patrick W. Kenny(1) Director	$1,263	$1,285	$209	$2,370	$580	$2,413	$2,557	$59
Walter H. May(6) Director	$1,267	$1,307	$204	$2,257	$613	$2,300	$2,441	$58

Name of Person, Position	Oppenheimer Strategic Income	PIMCO Total Return	Pioneer High Yield	Legg Mason Partners Aggressive Growth	Legg Mason Partners Large Cap Growth	T. Rowe Price Diversified Mid Cap Growth	T. Rowe Price Growth Equity	Templeton Foreign Equity
Thomas McInerney Director(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$1,531	$1,589	$246	$2,668	$756	$2,714	$2,884	$70
Sheryl K. Pressler(1) Director	$1,127	$1,164	$188	$2,014	$546	$2,036	$2,171	$53
David W.C. Putnam Director	$932	$927	$161	$1,898	$391	$1,932	$2,044	$46
John G. Turner(2) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer Director(8)	$1,627	$1,435	$403	$5,133	$224	$5,564	$5,450	$84
Barbara Gitenstein Director	$1,082	$1,082	$175	$2,125	$470	$2,179	$2,299	$50
J. Michael Earley Director	$1,121	$1,135	$182	$2,108	$510	$2,139	$2,278	$53
Roger Vincent(1) Director	$1,499	$1,529	$246	$2,805	$690	$2,868	$3,029	$70

Name of Person, Position	Thornburg Value	UBS U.S. Large Cap Equity	UBS U.S. Small Cap Growth	Van Kampen Comstock	Van Kampen Equity and Income	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement (3)	Total Compensation From Registrant and Fund Complex Paid to Directors(4)(5)
John V. Boyer Director	$471	$891	$30	$1,919	$2,130	N/A	N/A	$200,000
Patricia W. Chadwick Director	$334	$640	$23	$1,359	$1,495	N/A	N/A	$143,000
Patrick W. Kenny(1) Director	$424	$793	$27	$1,758	$1,961	N/A	N/A	$178,000
Walter H. May(6) Director	$411	$775	$26	$1,682	$1,869	N/A	N/A	$174,000
Thomas McInerney Director(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$488	$926	$32	$1,991	$2,206	N/A	N/A	$208,000
Sheryl K. Pressler(1) Director	$364	$690	$24	$1,502	$1,661	N/A	N/A	$155,000
David W.C. Putnam Director	$331	$610	$20	$1,401	$1,571	N/A	N/A	$137,000

Name of Person, Position	Thornburg Value	UBS U.S. Large Cap Equity	UBS U.S. Small Cap Growth	Van Kampen Comstock	Van Kampen Equity and Income	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement (3)	Total Compensation From Registrant and Fund Complex Paid to Directors(4)(5)
John G. Turner(2) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer Director(8)	$815	$1,293	$24	$3,601	$4,325	N/A	N/A	$311,050
Barbara Gitenstein Director	$378	$697	$23	$1,571	$1,766	N/A	N/A	$156,000
J. Michael Earley Director	$377	$708	$24	$1,568	$1,742	N/A	N/A	$158,000
Roger Vincent(1) Director	$503	$938	$31	$2,081	$2,324	N/A	N/A	$211,000

(1)                                  During the fiscal year ended December 31, 2006, Patrick Kenny, Roger Vincent and Sheryl Pressler deferred $44,500, $52,750 and $55,000, respectively of their compensation from the Fund Complex.

(2)                                  “Interested person,” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSL,  the investment adviser and the Distributor, ING Funds Distributor, LLC. Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

(3)                                  The Portfolios have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

(4)                  Represents compensation from 176 funds (total in complex as of December 31, 2006).

(5)                  Director compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(6)           Retired as a Director on January 11, 2007.

(7)           Resigned from the Board effective April 28, 2006.

(8)           Retired as a Director on May 25, 2006.

Ownership of Portfolio Shares

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times (“Policy”). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios’ deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

Set forth in the table below is information regarding each Director’s ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios of the Company for the calendar year ended December 31, 2006.

Name of Director	Dollar Range of Equity Securities in Each Portfolio of the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
John V. Boyer	$0	$0
Patricia W. Chadwick(1)	$0	Over $100,000
J. Michael Earley	$0	$50,001 - $100,000
R. Barbara Gitenstein	$0	$50,001- 100,000
Patrick W. Kenny	$0	$10,001 - $50,000, $50,001 - $100,000(2)
Walter H. May(3)	$0	Over $100,000
Jock Patton	$0	Over $100,000
Sheryl K. Pressler(1)	$0	$50,001 - $100,000(2)
David W. C. Putnam	$0	Over $100,000
Roger B. Vincent	$0	Over $100,000, $50,001 - $100,000(2)
Directors who are “Interested Persons”
John G. Turner	$0	Over $100,000

(1) Commenced services as a Director on January 18, 2006.

(2)  Funds held in Deferred Compensation Account.

(3)  Retired as a Director on January 11, 2007.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2006.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick(1)	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
R. Barbara Gitenstein	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Walter H. May(2)	N/A	N/A	N/A	N/A	N/A
Jock Patton	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(1)	N/A	N/A	N/A	N/A	N/A
David W. C. Putnam	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

(1)  Commenced services as a Director on January 18, 2006.

(2)  Retired as a Director on January 11,2007.

CODE OF ETHICS

The Board of the Portfolios, DSL (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures in accordance with Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Code of Ethics allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission’s Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities. The Company’s proxy voting procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Company’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the Adviser, is attached hereto as Appendix B. Information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st, of each year through the ING Funds’ website at www.ingfunds.com or by accessing the SEC’s EDGAR database at http://www.sec.gov.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month. Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolios’ independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios’ website;

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Company’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ investment adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios’ administrator to implement the Company’s Board’s policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Company’s Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios’ administrator reports quarterly to the Company’s Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Company’s Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Company’s Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Company’s Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios maybe offered to by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies. ING Life Insurance and Annuity Company, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio,  ING USA Annuity and Life Insurance Company, Northwestern Life Insurance Company,  Reliastar Life Insurance Company and Security Life Insurance of Denver may be deemed a control person of the Company in that certain of their separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of April 5, 2007, the following owned of record or, to the knowledge of the Company, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING American Century Large Company Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	92%	8%
ING American Century Large Company Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	8%	0.8%
ING American Century Large Company Value	Reliaster Life Insurance Company, RTE 5106 PO Box 20, Minneapolis, MN 55440-0020	Initial Class	7%	5%
ING American Century Large Company Value	ING Solution 2015 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	9%	7%
ING American Century Large Company Value	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	28%	20%
ING American Century Large Company Value	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	28%	20%
ING American Century Large Company Value	ING Solution 2045 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	17%	12%
ING American Century Large Company Value	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	9%	2%
ING American Century Large Company Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	31%	6%
ING American Century Large Company Value	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	54%	10%
ING American Century Small-Mid Cap Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	69%	8%
ING American Century Small-Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	31%	4%
ING American Century Small-Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	91%	39%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING American Century Small-Mid Cap Value	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	5%	2%
ING American Century Small-Mid Cap Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	11%	5%
ING American Century Small-Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	82%	36%
ING Baron Asset	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	13%
ING Baron Asset	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	29%	22%
ING Baron Asset	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	23%	17%
ING Baron Asset	ING Solution 2045 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	18%	14%
ING Baron Asset	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	31%	23%
ING Baron Asset	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	39%	4%
ING Baron Asset	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	61%	7%
ING Baron Small Cap Growth	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	77%	7%
ING Baron Small Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	22%	2%
ING Baron Small Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	70%	19%
ING Baron Small Cap Growth	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	5%	1%
ING Baron Small Cap Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	6%	2%
ING Baron Small Cap Growth	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	7%	2%
ING Baron Small Cap Growth	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	6%	1%
ING Baron Small Cap Growth	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	52%	33%
ING Baron Small Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	35%	22%
ING Baron Small Cap Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	8%	5%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Columbia Small Cap Value II	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	83%	0%
ING Columbia Small Cap Value II	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	17%	0%
ING Columbia Small Cap Value II	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	58%	7%
ING Columbia Small Cap Value II	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	36%	4%
ING Columbia Small Cap Value II	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	5%	0%
ING Columbia Small Cap Value II	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	96%	85%
ING Davis Venture Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	84%	5%
ING Davis Venture Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	15%	0.8%
ING Davis Venture Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	21%	7%
ING Davis Venture Value	ING Solution 2015 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	14%	4%
ING Davis Venture Value	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	28%	9%
ING Davis Venture Value	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	22%	7%
ING Davis Venture Value	ING Solution 2045 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	9%	3%
ING Davis Venture Value	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	70%	44%
ING Davis Venture Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	13%	8%
ING Davis Venture Value	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	11%	7%
ING Fundamental Research	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	48%	2%
ING Fundamental Research	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	52%	2%
ING Fundamental Research	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Initial Class	48%	30%
ING Fundamental Research	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	7%	5%
ING Fundamental Research	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	10%	6%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Fundamental Research	Reliastar United Services, RTE 3849, PO Box 20, Minneapolis, MN, 55440-0020	Initial Class	19%	12%
ING Fundamental Research	Reliastar Bankers Security, RTE 3849, PO Box 20, Minneapolis, MN, 55440-0020	Initial Class	12%	7%
ING Fundamental Research	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	8%	2%
ING Fundamental Research	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	7%	2%
ING Fundamental Research	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	82%	27%
ING JPMorgan International	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	77%	0.9%
ING JPMorgan International	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	22%	0.3%
ING JPMorgan International	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	42%	34%
ING JPMorgan International	ING Lifestyle Moderate Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	7%	5%
ING JPMorgan International	ING Lifestyle Moderate Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	15%	12%
ING JPMorgan International	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	19%	16%
ING JPMorgan International	ING Lifestyle Aggressive Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	14%	11%
ING JPMorgan International	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	98%	17%
ING JPMorgan Mid Cap Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	67%	6%
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	33%	3%
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	64%	34%
ING JPMorgan Mid Cap Value	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	12%	6%
ING JPMorgan Mid Cap Value	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	13%	7%
ING JPMorgan Mid Cap Value	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	27%	10%
ING JPMorgan Mid Cap Value	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	21%	8%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	47%	17%
ING Lord Abbett U.S. Government Securities	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	99%	0%
ING Lord Abbett U.S. Government Securities	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	37%	26%
ING Lord Abbett U.S. Government Securities	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	57%	41%
ING Lord Abbett U.S. Government Securities	Reliaster Life Insurance Company, RTE 5106 PO Box 20, Minneapolis, MN 55440-0020	Service Class	15%	4%
ING Lord Abbett U.S. Government Securities	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	85%	24%
ING Neuberger Berman Partners	ING Life Insurance & Annuity Company atten: Valuation Unit, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	83%	0%
ING Neuberger Berman Partners	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	16%	0%
ING Neuberger Berman Partners	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	21%	12%
ING Neuberger Berman Partners	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	14%	8%
ING Neuberger Berman Partners	ING Lifestyle Moderate Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	9%	5%
ING Neuberger Berman Partners	ING Lifestyle Moderate Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	20%	11%
ING Neuberger Berman Partners	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	25%	15%
ING Neuberger Berman Partners	ING Lifestyle Aggressive Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	10%	6%
ING Neuberger Berman Partners	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	98%	41%
ING Neuberger Berman Regency	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	99%	0%
ING Neuberger Berman Regency	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	9%	3%
ING Neuberger Berman Regency	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	6%	2%
ING Neuberger Berman Regency	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	83%	33%
ING Neuberger Berman Regency	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	66%	40%
ING Neuberger Berman Regency	Northwestern National Life Ins. Co, 151 Farmington Avenue, Hartford, CT 06156	Service Class	29%	18%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING OpCap Balanced Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	49%	0.9%
ING OpCap Balanced Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	50%	1%
ING OpCap Balanced Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	95%	5%
ING OpCap Balanced Value	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	23%	21%
ING OpCap Balanced Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	28%	26%
ING OpCap Balanced Value	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	48%	44%
ING Oppenheimer Global	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	17%	0.6%
ING Oppenheimer Global	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	76%	3%
ING Oppenheimer Global	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	6%	0.2%
ING Oppenheimer Global	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	92%	82%
ING Oppenheimer Global	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	5%	5%
ING Oppenheimer Global	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	66%	4%
ING Oppenheimer Global	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	5%	0.3%
ING Oppenheimer Global	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	26%	2%
ING Oppenheimer Strategic Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	85%	4%
ING Oppenheimer Strategic Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	15%	0.6%
ING Oppenheimer Strategic Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	80%	66%
ING Oppenheimer Strategic Income	ING Solution 2015 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	9%	8%
ING Oppenheimer Strategic Income	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	7%	6%
ING Oppenheimer Strategic Income	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	10%	1%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Oppenheimer Strategic Income	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	12%	2%
ING Oppenheimer Strategic Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	39%	5%
ING Oppenheimer Strategic Income	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Service Class	12%	1%
ING Oppenheimer Strategic Income	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	25%	3%
ING PIMCO Total Return	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	71%	5%
ING PIMCO Total Return	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	29%	2%
ING PIMCO Total Return	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	16%	10%
ING PIMCO Total Return	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	58%	37%
ING PIMCO Total Return	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	8%	5%
ING PIMCO Total Return	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	5%	3%
ING PIMCO Total Return	ING Solution Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, Arizona 85258-2034	Initial Class	7%	5%
ING PIMCO Total Return	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	7%	2%
ING PIMCO Total Return	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	86%	24%
ING Pioneer High Yield	Reliaster Life Insurance Company, RTE 5106 PO Box 20, Minneapolis, MN 55440-0020	Adviser Class	67%	0.3%
ING Pioneer High Yield	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	33%	0.1%
ING Pioneer High Yield	ING Lifestyle Moderate Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	16%	15%
ING Pioneer High Yield	ING Lifestyle Moderate Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	36%	33%
ING Pioneer High Yield	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	46%	43%
ING Pioneer High Yield	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	99%	6%
ING Legg Mason Partners Aggressive Growth	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	81%	0.5%
ING Legg Mason Partners Aggressive Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	19%	0.1%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Legg Mason Partners Aggressive Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	37%	32%
ING Legg Mason Partners Aggressive Growth	ING Lifestyle Moderate Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	14%	12%
ING Legg Mason Partners Aggressive Growth	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	23%	20%
ING Legg Mason Partners Aggressive Growth	ING Lifestyle Aggressive Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	11%	10%
ING Legg Mason Partners Aggressive Growth	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	89%	12%
ING Legg Mason Partners Aggressive Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	7%	0.8%
ING Legg Mason Partners Large Cap Growth	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	8%	3%
ING Legg Mason Partners Large Cap Growth	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	10%	4%
ING Legg Mason Partners Large Cap Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	82%	34%
ING Legg Mason Partners Large Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	99%	31%
ING Legg Mason Partners Large Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	100%	27%
ING T. Rowe Price Diversified Mid Cap Growth	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	8%	0.3%
ING T. Rowe Price Diversified Mid Cap Growth	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	13%	0.5%
ING T. Rowe Price Diversified Mid Cap Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	75%	3%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	80%	76%
ING T. Rowe Price Diversified Mid Cap Growth	Security Life Insurance of Denver RTE 5106 PO BOX 20 Minneapolis MN 55440-0020	Initial Class	5%	5%
ING T. Rowe Price Diversified Mid Cap Growth	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	14%	13%
ING T. Rowe Price Diversified Mid Cap Growth	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	20%	0.2%
ING T. Rowe Price Diversified Mid Cap Growth	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	73%	0.7%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	6%	0.06%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING T. Rowe Price Growth Equity	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	60%	5%
ING T. Rowe Price Growth Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	28%	2%
ING T. Rowe Price Growth Equity	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	11%	0.8%
ING T. Rowe Price Growth Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	71%	64%
ING T. Rowe Price Growth Equity	ING Lifestyle Moderate Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	5%	5%
ING T. Rowe Price Growth Equity	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	7%	6%
ING T. Rowe Price Growth Equity	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	12%	0.3%
ING T. Rowe Price Growth Equity	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	66%	2%
ING T. Rowe Price Growth Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	22%	0.6%
ING Templeton Foreign Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	99%	0%
ING Templeton Foreign Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	100%	16%
ING Templeton Foreign Equity	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	74%	62%
ING Templeton Foreign Equity	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	5%	4%
ING Templeton Foreign Equity	Northwestern National Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156-0001	Service Class	15%	13%
ING Thornburg Value	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	92%	0.5%
ING Thornburg Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	8%	0.04%
ING Thornburg Value	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	97%	87%
ING Thornburg Value	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	100%	10%
ING UBS Large Cap Equity	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	91%	2%
ING UBS Large Cap Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	9%	0.1%
ING UBS Large Cap Equity	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	67%	57%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING UBS Large Cap Equity	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Initial Class	5%	4%
ING UBS Large Cap Equity	ING Solution 2015 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	6%	5%
ING UBS Large Cap Equity	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	7%	6%
ING UBS Large Cap Equity	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Initial Class	6%	5%
ING UBS Large Cap Equity	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	38%	5%
ING UBS Large Cap Equity	Reliastar Life Ins Co. of New York 151 Farmington Avenue, Hartford, CT 06156	Service Class	8%	1%
ING UBS Large Cap Equity	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	52%	7%
ING UBS U.S. Small Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	0%
ING UBS U.S. Small Cap Growth	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Initial Class	96%	20%
ING UBS U.S. Small Cap Growth	ING Solution 2025 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Service Class	37%	30%
ING UBS U.S. Small Cap Growth	ING Solution 2035 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Service Class	29%	23%
ING UBS U.S. Small Cap Growth	ING Solution 2045 Portfolio, 7337 East Doubletree Ranch Rd, Scottsdale, AZ, 85258	Service Class	15%	12%
ING UBS U.S. Small Cap Growth	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	18%	14%
ING Van Kampen Comstock	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	77%	3%
ING Van Kampen Comstock	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	23%	0.8%
ING Van Kampen Comstock	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	29%	18%
ING Van Kampen Comstock	ING Lifestyle Moderate Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	6%	4%
ING Van Kampen Comstock	ING Lifestyle Moderate Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	17%	11%
ING Van Kampen Comstock	ING Lifestyle Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	22%	14%
ING Van Kampen Comstock	ING Lifestyle Aggressive Growth Portfolio 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258	Initial Class	12%	8%

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Van Kampen Comstock	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	62%	20%
ING Van Kampen Comstock	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	32%	11%
ING Van Kampen Equity and Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	43%	0.8%
ING Van Kampen Equity and Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	57%	1%
ING Van Kampen Equity and Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	96%	85%
ING Van Kampen Equity and Income	ING USA Annuity And Life Insurance Company 1475 Dunwoody Dr West Chester PA 19380-1478	Service Class	68%	6%
ING Van Kampen Equity and Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	7%	0.6%
ING Van Kampen Equity and Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	6%	0.5%
ING Van Kampen Equity and Income	Reliastar Life Insurance Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	16%	1%

The Company has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Company. See “Voting Rights” below.

The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. The Adviser’s principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Portfolio of the Company as of April 5, 2007.

ADVISER

DSL serves as the adviser to the Portfolios pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between DSL and the Company. DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380. DSL is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. DSL is registered with the SEC as an investment adviser.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolios. On November 9, 2006, the Board of Directors approved the consolidation of the investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the Investment Advisory Agreement between the Company and ILIAC.

Under the Investment Advisory Agreement and subject to the authority of the Board, DSL has the overall responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-Advisers; (ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-Adviser for the Portfolios and the Sub-Advisers’ compliance programs to ensure that the Portfolio’s assets are invested in compliance with the Sub-advisory Agreement and the Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-Advisers; (vi) review all data and financial reports prepared by each Sub-Adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-Adviser to share information it obtains with each Sub-Adviser concerning the effect of developments and data on the investment program maintained by the Sub-Adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios’ operations; and (ix) take other actions that appear to DSL and the Board to be necessary.

The Investment Advisory Agreement provides that DSL shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of DSL or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days’ written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) DSL. The Investment Advisory Agreement terminates automatically in the event of assignment.

Approval of Investment Advisory and Sub-Advisory Agreements

In considering the Investment Advisory Agreement and each Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory contracts for each Portfolio, please refer to the annual shareholder report dated December 31, 2006.

Advisory Fees

As compensation for its services under the Investment Advisory Agreement, each Portfolio pays DSL, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
ING American Century Large Company Value	0.80% of the Portfolio’s average daily net assets
ING American Century Small-Mid Cap Value(1)	1.00% of the Portfolio’s average daily net assets
ING Baron Asset	0.95% of the Portfolio’s average daily net assets
ING Baron Small Cap Growth	0.85% of the Portfolio’s average daily net assets
ING Columbia Small Cap Value II	0.75% of the Portfolio’s average daily net assets
ING Davis Venture Value	0.80% of the Portfolio’s average daily net assets
ING Fundamental Research(2)

0.60% of the first $2 billion of the Portfolio’s average daily net assets;
0.55% of the next $1 billion of the Portfolio’s average daily net assets; and
0.50% of the Portfolio’s average daily net assets in excess of $3 billion

ING JPMorgan International(1)	0.80% of the Portfolio’s average daily net assets
ING JPMorgan Mid Cap Value	0.75% of the Portfolio’s average daily net assets
ING Legg Mason Partners Aggressive Growth	0.70% of the first $500 million of the Portfolio’s average daily net assets; and 0.65% of the Portfolio’s average daily net assets in excess of $500 million
ING Legg Mason Partners Large Cap Growth	0.64% of the Portfolio’s average daily net assets
ING Lord Abbett U.S. Government Securities	0.47% of the first $250 million of the Portfolio’s average daily net assets; and 0.45% of the Portfolio’s average daily net assets in excess of $250 million
ING Neuberger Berman Partners	0.60% of the Portfolio’s average daily net assets
ING Neuberger Berman Regency	0.75% of the Portfolio’s average daily net assets
ING OpCap Balanced Value	0.80% of the Portfolio’s average daily net assets
ING Oppenheimer Global	0.60% of the Portfolio’s average daily net assets
ING Oppenheimer Strategic Income

0.50% of the first $6.5 billion of the Portfolio’s average daily net assets;
0.475% of the next $5 billion of the Portfolio’s average daily net assets;
0.45% of the next $5 billion of the Portfolio’s average daily net assets; and
0.43% of the Portfolio’s average daily net assets in excess of $16.5 billion.

ING PIMCO Total Return	0.50% of the Portfolio’s average daily net assets
ING Pioneer High Yield

0.60% of the first $5 billion of the Portfolio’s average daily net assets;
0.50% of the next $2 billion of the Portfolio’s average daily net assets;
0.40% of the next $2 billion of the Portfolio’s average daily net assets; and
0.30% of the Portfolio’s average daily net assets in excess of
$9 billion

ING T. Rowe Price Diversified Mid Cap Growth	0.64% of the Portfolio’s average daily net assets
ING T. Rowe Price Growth Equity	0.60% of the Portfolio’s average daily net assets
ING Templeton Foreign Equity	0.80% of the first $500 million of the Portfolio’s average daily net assets; and 0.75% of the Portfolio’s average daily net assets in excess of $500 million
ING Thornburg Value	0.65% of the Portfolio’s average daily net assets
ING UBS U.S. Large Cap Equity	0.70% of the first $500 million of the Portfolio’s average daily net assets; and 0.65% of the Portfolio’s average daily net assets in excess of $500 million
ING UBS U.S. Small Cap Growth	0.90% of the Portfolio’s average daily net assets
ING Van Kampen Comstock(1)	0.60% of the Portfolio’s average daily net assets
ING Van Kampen Equity and Income	0.55% of the Portfolio’s average daily net assets

(1)                                  Pursuant to a  waiver,  DSL has agreed to lower the advisory fee for ING American Century Small-Mid Cap Value, ING JPMorgan International and ING Van Kampen Comstock so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2007 through May 1, 2008 for ING American Century Small-Mid Cap Value and ING Van Kampen Comstock and from June 1, 2006 through May 1, 2008 for ING JPMorgan International.

(2)                                  To seek to achieve a return on uninvested cash or for other reasons, ING Fundamental Research may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). ING Fundamental Research’s purchase of shares of an ING Money Market Fund will result in the portfolio paying a proportionate share of the expenses of the ING Money Market Fund. ING Fundamental Research’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the portfolio invests resulting from the portfolio’s investment into the ING Money Market Fund.

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolios paid to ILIAC, predecessor to DSL for the fiscal years ended December 31, 2006, 2005, and 2004:

Portfolio	2006		2005		2004
ING American Century Large Company Value	$845,943		$602,793		$600,989
ING American Century Small-Mid Cap Value	$1,130,403		$831,491		$446,097
ING Baron Asset	$77,154	(1)	N/A	*	N/A	*
ING Baron Small Cap Growth	$3,535,070		$1,980,374		$829,684
ING Columbia Small Cap Value II	$248,542	(2)	N/A	*	N/A	*
ING Davis Venture Value (3)	$914,647		$552,895		$586,884
ING Fundamental Research	$516,334		$241,999		$269,770
ING JPMorgan International	$7,847,777		$5,926,372		$3,309,152
ING JPMorgan Mid Cap Value	$1,510,458		$1,100,932		$493,709
ING Legg Mason Partners Aggressive Growth	$7,952,491		$6,273,151		$4,950,076
ING Legg Mason Partners Large Cap Growth	$315,117		$404,581		$291,651
ING Lord Abbett U.S. Government Securities	$218,352	(1)	N/A	*	N/A	*
ING Neuberger Berman Partners	$1,105,529	(1)	N/A	*	N/A	*
ING Neuberger Berman Regency	$67,472	(1)	N/A	*	N/A	*
ING OpCap Balanced Value	$787,775		$1,173,806		$1,260,349
ING Oppenheimer Global	$15,492,068		$11,064,267		$512,015
ING Oppenheimer Strategic Income	$1,900,002		$1,540,037		$60,390
ING PIMCO Total Return	$1,617,192		$1,143,901		$694,763
ING Pioneer High Yield	$486,094	(1)	N/A	*	N/A	*
ING T. Rowe Price Diversified Mid Cap Growth	$7,650,353		$6,135,182		$1,493,794
ING T. Rowe Price Growth Equity	$7,558,643		$5,968,337		$5,140,231
ING Templeton Foreign Equity	$196,250	(1)	N/A	*	N/A	*
ING Thornburg Value(4)	$1,197,000		$1,546,319		$1,460,713
ING UBS U.S. Large Cap Equity	$2,202,378		$1,869,865		$1,823,652
ING UBS U.S. Small Cap Growth	$89,506		N/A	*	N/A	*
ING Van Kampen Comstock	$5,122,624		$3,246,569		$1,543,833
ING Van Kampen Equity and Income	$5,394,743		$4,948,718		$401,197

*The Portfolios had not commenced investment operations during the above periods.

(1)  Reflects the twelve-month period from January 3, 2006 to December 31, 2006.

(2)  Reflects the eight-month period from April 28, 2006 to December 31, 2006.

(3)  Prior to October 31, 2005, SaBAM sub-advised the Portfolio.

(4) Prior to August 7, 2006 Massachusetts Financial Services Company sub-advised the Portfolio.

SUB-ADVISERS

DSL has engaged the services of certain sub-advisers to provide Sub-Advisory services to the Portfolios. DSL and each Sub-Adviser have entered into Sub-Advisory Agreements which were approved by the Directors.

Each Sub-Advisory Agreement remains in effect for an initial two-year period and from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” of the Company, DSL or any Sub-Adviser, in person, at a meeting called for that purpose. Each Sub-Advisory Agreement may be terminated without penalty at any time on sixty days’ written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) DSL, or (iv) the relevant Sub-Adviser. Each Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with DSL. Under each Sub-Advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-Advisory Agreement also directs the Sub-Adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

The Company and the Adviser’s predecessor ILIAC have received an exemptive order from the SEC that permits the Adviser, with the approval of the Company’s Board to replace a non-affiliated Sub-Adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio’s shareholders. The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and each Portfolio’s respective investment objectives. In addition, DSL will consult with and assist each Sub-Adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-Adviser to the Company’s Board of Directors. For services rendered, the Adviser pays each Sub-Adviser a monthly fee as follows.

Sub-Advisory Fees

ING American Century Large Company Value

0.40% of the first $500 million of the Portfolio’s average daily net assets;
0.35% of the next $500 million of the Portfolio’s average daily net assets; and
0.30% of the Portfolio’s average daily net assets in excess of $1 billion(1)

ING American Century Small-Mid Cap Value

0.65% of first $50 million of the Portfolio’s average daily net assets;
0.60% of next $50 million of the Portfolio’s average daily net assets;
0.55% of next $100 million of the Portfolio’s average daily net assets;
0.50% of next $50 million of the Portfolio’s average daily net assets;
0.45% of next $100 million of the Portfolio’s average daily net assets; and
0.40% of assets thereafter

ING Baron Asset	0.60% of all assets of the Portfolio’s average daily net assets

ING Baron Small Cap Growth	0.60% of all assets of the Portfolio’s average daily net assets
ING Columbia Small Cap Value II	0.60% of first $500 million of the Portfolio’s average daily net assets; and 0.55% of assets thereafter
ING Davis Venture Value	0.43% of first $150 million of the Portfolio’s average daily net assets; 0.40% of next $350 million of the Portfolio’s average daily net assets; and 0.35% of assets thereafter
ING Fundamental Research(2)	0.27% of the first $2 billion of the Portfolio’s average daily net assets; 0.2475% of the next $1 billion of the Portfolio’s average daily net assets; and 0.2250% of assets thereafter
ING JPMorgan International

0. 50% of the first $100 million of the Portfolio’s average daily net assets;
0.40% of the next $100 million of the Portfolio’s average daily net assets;
0.35% of the next $150 million of the Portfolio’s average daily net assets; and
0.30% of assets thereafter.

ING JPMorgan Mid Cap Value	0.55% of the first $50 million of the Portfolio’s average daily net assets; 0.50% of the next $50 million of the Portfolio’s average daily net assets; and 0.45% of assets thereafter.
ING Legg Mason Partners Aggressive Growth	0.35% of assets below $500 million of the Portfolio’s average daily net assets; 0.30% from $500 million to $2 billion of the Portfolio’s average daily net assets; and 0.25% of assets thereafter(3).
ING Legg Mason Partners Large Cap Growth	0.35% of assets below $500 million of the Portfolio’s average daily net assets; 0.30% from $500 million to $2 billion of the Portfolio’s average daily net assets; and 0.25% of assets thereafter(3).
ING Lord Abbett U.S. Government Securities	0.25% of first $50 million of the Portfolio’s average daily net assets; 0.225 of next $50 million of the Portfolio’s average daily net assets; and 0.20% of assets thereafter.
ING Neuberger Berman Partners	0.35% of first $1 billion of the Portfolio’s average daily net assets; and 0.30% of the Portfolio’s average daily net assets in excess of $1 billion
ING Neuberger Berman Regency

0.45% of first $250 million of the Portfolio’s average daily net assets;
0.40% of next $750 million of the Portfolio’s average daily net assets; and
0.35% of the Portfolio’s average daily net assets in excess of $1 billion

ING OpCap Balanced Value	0.40% of the first $100 million of the Portfolio’s average daily net assets; and 0.30% of assets thereafter
ING Oppenheimer Global	0.23% of the Portfolio’s average daily net assets (4)
ING Oppenheimer Strategic Income	0.23% of the Portfolio’s average daily net assets (4)
ING PIMCO Total Return	0.25% of the Portfolio’s average daily net assets

ING Pioneer High Yield	0.35% of first $250 million of the Portfolio’s average daily net assets; and 0.30% of the Portfolio’s average daily net assets in excess of $250 million
ING T. Rowe Price Diversified Mid Cap Growth	0.50% of the first $250 million of the Portfolio’s average daily net assets; 0.45% of the next $500 million of the Portfolio’s average daily net assets; and 0.40% of assets thereafter(5)
ING T. Rowe Price Growth Equity

0.40% of the first $250 million of the Portfolio’s average daily net assets;
0.375% of the next $250 million of the Portfolio’s average daily net assets; and
0.35% of the Portfolio’s average daily net assets in excess of $500 million(5)

ING Templeton Foreign Equity

0.625% of first $50 million of the Portfolio’s average daily net assets;
0.465% of next $150 million of the Portfolio’s average daily net assets;
0.375% of next $300 million of the Portfolio’s average daily net assets;
0.35% of next $300 million of the Portfolio’s average daily net assets ; and
0.30% of assets thereafter(6)

ING Thornburg Value	0.25% of average daily net assets until August 7, 2007; and 0.35% of average daily net assets on all assets thereafter
ING UBS U.S. Large Cap Equity

0.30% of the first $100 million of the Portfolio’s average daily net assets;
0.27% of the next $100 million of the Portfolio’s average daily net assets; and
0.25% of the Portfolio’s average daily net assets in excess of $200 million

ING UBS U.S. Small Cap Growth

0.60% of first $150 million of the Portfolio’s average daily net assets;
0.55% of next $150 million of the Portfolio’s average daily net assets; and
0.50% of the Portfolio’s average daily net assets in excess of $300 million

ING Van Kampen Comstock

0.40% of the first $250 million of the Portfolio’s average daily net assets;
0.375% of the next $250 million of the Portfolio’s average daily net assets;
0.35% of the next $500 million of the Portfolio’s average daily net assets;
0.275% of assets thereafter(7)

ING Van Kampen Equity and Income

0.30% of the first $250 million of the Portfolio’s average daily net assets;
0.25% of the next $300 million of the Portfolio’s average daily net assets; and
0.20% of the Portfolio’s average daily net assets in excess of $550 million

(1)          Based on aggregate assets of ING American Century Large Company Value . The fee on the first $500 million will be reduced to 0.35% if cumulative U.S. large cap assets (includes ING American Century Large Company Value) under management sub-advised by American Century exceed $650 million.

(2)          To seek to achieve a return on uninvested cash or for other reasons, ING Fundamental Research may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). ING Fundamental Research’s purchase of shares of an ING Money Market Fund will result in the portfolio paying a proportionate share of the expenses of the ING Money Market Fund. ING Fundamental Research’s sub-adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the portfolio invests resulting from the portfolio’s investment into the ING Money Market Fund.

(3)          Based on aggregate assets of ING Legg Mason Partners Aggressive Growth and ING Legg Mason Partners Large Cap Growth.

(4)          If the combined aggregate asset levels fail to exceed $1 billion for all combined Portfolios sub-advised by Oppenheimer, such fees will revert to 0.30% on all assets.

(5)          The Portfolio will be combined with three other portfolios sub-advised by T. Rowe Price in ING Partners, Inc. and ING Investors Trust in calculating the discount offered by T. Rowe Price as a group fee waiver. For aggregate assets between $750 million and $1.5 billion there will be a 5% discount, for aggregate assets between $1.5 billion and $3.0 billion there will be a 7.5% discount and for aggregate assets greater than $3.0 billion, there will be a 10% discount.

(6)          Based on the aggregated assets of ING Templeton Foreign Equity, ING Templeton Global Growth Portfolio and ING Franklin Income Portfolio, two series of ING Investors Trust.

(7)          Based on the aggregated assets of ING Van Kampen Comstock and ING Van Kampen Capital Growth Portfolio, a series of ING Investors Trust.

Total Sub-Advisory Fees Paid

The following chart sets forth the total amounts ILIAC, predecessor to DSL, paid to each Sub-Adviser for the fiscal years ended December 31, 2006, 2005, and 2004:

Sub-Adviser Name	2006		2005		2004
American Century	$1,133,584		$2,149,502		$393,321
BAMCO	$2,544,069		$1,397,908		$585,660
ClearBridge(1)	$3,952,708			*		*
CMA	$198,834			*		*
Davis	$489,125		$247,791			*
DSI(2)	N/A		N/A		$10,710
Fred Alger Management, Inc.(3)	N/A		N/A		$725,326
ING IM(4)	$232,350		$108,899		$111,500
JPMIM	$981,275		$735,558		$352,221
JPMorgan (UK)	$3,469,494		$2,822,349		$1,794,491
Lord Abbett	$115,074			*		*
MFS	$317,420	(5)	$605,132		$959,850	(6)
Neuberger Berman	$685,373			*		*
OpCap	$387,609		$540,177		$572,631
PIMCO	$808598		$571,948		$347,381
Pioneer	$283554			*		*
SaBAM(1)(7)	N/A		$3,219,563		$2,998,892
T. Rowe	$493446684		$7,435,692		$3,311,256
Templeton	$112648			*		*
Thornburg	$184,780	(8)		*		*
UBS Global AM(9)	$916236		$737,810		$524,835
UBS Global US(10)	N/A		N/A		$36,504
Van Kampen MSIM	$2361721		$4,168,293		$116,6158

*                 The Portfolios had not commenced investment operations during the above periods.

(1)          Effective December 1, 2006, ClearBridge Advisors, LLC began managing the Portfolios, previously managed by SaBAM, pursuant to an assumption agreement.

(2)          DSI sub-advised ING Fundamental Research through January 23, 2004. DSI was replaced by ING IM.

(3)          Fred Alger Management, Inc. sub-advised ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth through November 7, 2004.

(4)          ING IM began sub-advising ING Fundamental Research beginning January 23, 2004.

(5)          Massachusetts Financial Services Company (“MFS”) sub-advised the ING MFS Capital Opportunities Portfolio, prior to August 7, 2006. On August 7, 2006 Thornburg began serving as the sub-adviser and the portfolio became ING Thornburg Value. MFS received a sub-advisory fee for the period from January 1, 2006 – August 6, 2006.

(6)          MFS sub-advised ING MFS Global Growth through November 7, 2004.

(7)          Salomon Brothers Asset Management, Inc. (“SaBAM”) sub-advised ING Salomon Brothers Investors Value through November 7, 2004. SaBAM sub-advised ING Davis Venture Value through October 31, 2005. Prior to October 31, 2005, ING Davis Venture Value was known as ING Salomon Brothers Fundamental Value Portfolio.

(8)          Thornburg began serving as the sub-adviser to ING Thornburg Value, formerly known as ING MFS Capital Opportunities Portfolio, which was sub-advised by MFS, on August 7, 2006. There was a sub-advisory fee paid for the period August 7, 2006 – December 31, 2006.

(9)          UBS Global AM serves as sub-adviser to the ING UBS U.S. Large Cap Equity, formerly known as the ING MFS Research Equity, which was managed by MFS until April 30, 2004.

(10)    UBS Global Asset Management (US) Inc. sub-advised ING UBS U.S. Allocation through November 7, 2004.

OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING American Century Large Company Value Portfolio

Sub-Adviser – American Century Investment Management, Inc. (“American Century”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Charles A. Ritter	9	$4,228,516,805	0	N/A	3	$264,440,863
Brendan Healy	9	$4,228,516,805	0	N/A	3	$264,440,863

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.”  Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.”  When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation Structure of Portfolio Managers

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary - Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus - A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Large Company Value Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans - Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans - Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Portfolio Shares Owned

Charles A. Ritter	None
Brendan Healy	None

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Sub-Adviser – American Century

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each team member as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Benjamin Z. Giele	1	$2,178,994,996	0	N/A	4	$204,423,464
Steve Roth	1	$2,178,994,996	0	N/A	4	$204,423,464
Phillip N. Davidson	7	$13,166,017,910	0	N/A	2	$137,510,581
Scott A. Moore	7	$13,166,017,910	0	N/A	2	$137,510,581
Michael Liss	6	$6,758,363,441	0	N/A	2	$137,510,581

*  None of these accounts have an advisory fee based on the performance of the account.

(1) Mr. Roth became a portfolio manager on November 1, 2006. Information is provided as of that date.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.”  Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.”  When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation Structure of Portfolio Managers

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary - Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus - A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Small-Mid Cap Value Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans - Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans - Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Portfolio Shares Owned

Benjamin Z. Giele	None
Steve Roth	None
Phillip N. Davidson	None
Scott A. Moore	None
Michael Liss	None

ING BARON ASSET PORTFOLIO

Sub-Adviser – BAMCO, Inc. (“BAMCO”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ronald Baron	9	$12,996	5	*	$198	48	$531
Andrew Peck	1	$3,579	1		$115	0	$0

* For 2 accounts with total assets of $86 million, the advisory fee is based on performance, although one account ($68 million) is a fund of funds.

Potential Conflicts of Interest

Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of the Adviser and clients of the Adviser’s affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. The Adviser has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by the Adviser and its affiliates.

To the extent that a Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund an other accounts may cause a portfolio manager to take action  with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that a portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested parties.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

Compensation Structure of Portfolio Managers

Mr. Baron has an employment agreement in principal. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 42% of his base salary. This contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm and the Firm has agreed to post collateral up to fixed amount for his personal back loans. The terms of his contract were based on Mr. Baron’s role as the Firm’s founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration was given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Mr. Peck includes a base salary and an annual bonus. His bonus is subjectively determined by the Firm’s chief executive officer. It is based on the assessment of Mr. Peck’s individual long-term investment performance, his respective overall contribution to the Firm, and the Firm’s profitability. In addition Mr. Peck owns equity in Baron Capital Group and is eligible for special bonuses based on BAMCO achieving its long-term growth and profitability objectives.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Ronald Baron	None
Andrew Peck	None

ING BARON SMALL CAP GROWTH PORTFOLIO

Sub-Adviser – BAMCO

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ronald Baron	9	$12,528	5	*	$198	48	$531

** For 2 accounts with total assets of $86 million, the advisory fee is based on performance, although one account ($68 million) is a fund of funds..

Potential Conflicts of Interest

Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of the Adviser and clients of the Adviser’s affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. The Adviser has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Adviser’s Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by the Adviser and its affiliates.

To the extent that a Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager divides his time and attention among relevant accounts.

To the extent that a Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund an other accounts may cause a portfolio manager to take action  with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that a portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested parties.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

Compensation Structure of Portfolio Managers

Mr. Baron has an employment agreement in principal. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 42% of his base salary. The contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm and the Firm has agreed to post collateral up to fixed amount for his personal back loans. The terms of his contract were based on Mr. Baron’s role as the Firm’s founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration was given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Ronald Baron	None

ING COLUMBIA SMALL CAP VALUE II PORTFOLIO

Sub-Adviser – Columbia Management Advisors, LLC (“CMA”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in billions)
Christian Stadlinger	1	$435.6	0	$0	18	$0.02
Jarl Ginsberg	1	$435.6	0	$0	18	$0.02

*None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia believes are faced by investment professionals at most major financial firms. Columbia has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Columbia’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia -advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Compensation Structure of Portfolio Managers

As of the Fund’s most recent fiscal year end, the portfolio managers received all of their compensation from Columbia and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance. Columbia may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group

Jarl Ginsberg	Russell 2000 Value Index	Morningstar Small Value Category
Christian Stadlinger	Russell 2000 Value Index	Morningstar Small Value Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia’s profitability for the year, which is influenced by assets under management.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Jarl Ginsberg	None
Christian Stadlinger	None

ING DAVIS VENTURE VALUE PORTFOLIO

Sub-Adviser – Davis Selected Advisers, L.P. (“Davis”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Christopher C. Davis	31	$76.7	12	$1.5	47	$15.1
Kenneth C. Feinberg	28	$76.6	12	$1.5	47	$15.1

**   None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

Compensation Structure of Portfolio Managers

Kenneth Feinberg’s compensation for services provided to Davis consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis’s profits, (iii) awards of equity (“Units”) in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ compensation for services provided to Davis consists of a base salary. Davis’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Christopher C. Davis	None
Kenneth C. Feinberg	None

ING FUNDAMENTAL RESEARCH PORTFOLIO

Sub-Adviser – ING Investment Management Co. (“ING IM”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Christopher F. Corapi	9	$3,319,427,820	0	$0	3	$25,589,371

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation Structure of Portfolio Manager

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep N.V.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (S&P 500 Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Christopher F. Corapi	None

ING JPMORGAN INTERNATIONAL PORTFOLIO,

Sub-Adviser – JPMorgan Asset Management (U.K.) Limited (“JPMAM (UK)”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Howard Williams	2	$717	10	$3,148	26		$10,833
James Fisher	8	$7,808	7	$6,181	30	*	$7,615

*  Of these accounts 7  have an advisory fee based on the performance of the account with assets under management of $2,183 million.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JP Morgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JP Morgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JPMorgan  and its affiliates have policies and procedures designed to manage these conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s codes of Ethics and JPMC’s code of conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JP Morgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

J.P. Morgan Investment Management, Inc. (JPMorgan)’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards or restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manger receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

James Fisher	None
Howard Williams	None

ING JPMORGAN MID CAP VALUE PORTFOLIO

Sub-Adviser – J.P. Morgan Investment Management Inc. (“JPMIM”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Jonathan K. Simon	13	$11,751	4	$2,566	30	$7,770
Lawrence E. Playford	8	$10,338	0	$0	27	$3,675
Gloria Fu	8	$10,338	0	$0	27	$3,675

*None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JP Morgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JP Morgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of conduct. With respect to allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JP Morgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

J.P. Morgan Investment Management Inc. (JPMorgan)’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manger receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Jonathan K. Simon	None
Lawrence E. Playford	None
Gloria Fu	None

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Sub-Adviser – ClearBridge Advisors, LLC (“ClearBridge”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets (in billions)
Richard Freeman	12	$13.21	2	$0.46	115,497	$13.2
Evan Bauman	2	$1.14	2	$0.46	116,012	$14.75

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for (certain of) the portfolio managers listed in the table above.

The investment adviser and the funds(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.

For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealer. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation Structure of Portfolio Managers

ClearBridge Advisors, LLC (“ClearBridge”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products manages by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensations is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund and 50% may be received in the form of Legg Mason restricted stock shares.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Richard Freeman	None
Evan Bauman	None

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

Sub-Adviser – ClearBridge

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets (in billions)
Alan Blake	17	$7.87	4	$0.21	112,279	$14.59

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Material conflicts of interest may arise when a Portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealer. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation Structure of Portfolio Managers

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products manages by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensations is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund and 50% may be received in the form of Legg Mason restricted stock shares.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Alan Blake	None

ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

Sub-Adviser – Lord, Abbett & Co. LLC (“Lord Abbett”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Robert I. Gerber	13	$4,036.6	0	$0	13,055	$5,682.8

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the investment manager’s management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interests, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager’s management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation Structure of Portfolio Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, , and similar factors. Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides fox a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes, this incentive focuses investment ‘managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned
Robert I. Gerber	None

ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND ING NEUBERGER BERMAN REGENCY PORTFOLIO

Sub-Adviser – Neuberger Berman Management Inc. (“Neuberger Berman”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
S. Basu Mullick	11	$8,826	0	$0	0	$0

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation Structure of Portfolio Managers

A portion of the compensation paid to each portfolio manager is determined by comparisons to  pre-determined  peer groups and  benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components  that comprise the portfolio  managers’ compensation  packages, including:  (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

S. Basu Mullick	None

ING OPCAP BALANCED VALUE PORTFOLIO

Sub-Adviser – Oppenheimer Capital LLC (“OpCap”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Colin Glinsman	4	$8,791,604,473	0	$0	11	$2,583,529,783	*
Matthew Greenwald	4	$6,571,577,551	0	$0	29	$1,202,579,655

*  Of the Other Accounts managed above, one is performance-fee based with assets under management of $154,307,607

Potential Conflicts of Interest

When a portfolio managers has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of OpCap are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory services (collectively, “Managed Accounts”),in transactions which may or may not correspond with transactions effected or positions held in the Portfolios. When OpCap determines that it would be appropriate for a particular Portfolio and one or more Managed Accounts to participate in an investment opportunity, OpCap will seek to execute orders for a Portfolio and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Portfolio and one or more other Managed Accounts is not assured. In such situations, OpCap may (but is not required to) place orders for a Portfolio and each other Managed Account simultaneously and if all such orders are not filled at the same price, OpCap may cause a Portfolio and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, OpCp may allocate the securities traded among a Portfolio and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Portfolio and each other Managed Account as well as any other factors which it deems relevant.

OpCap advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio without a performance-based fee. OpCap has adopted policies and procedures reasonable designed to allocate investment opportunities between such other accounts and a Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Managers

OpCap believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As  more fully described below, portfolio managers receive a base salary, a variable bonus opportunity, and participation in a Long Term Incentive Plan and group retirement plans. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation consists of the following elements:

Annual Bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Portfolio’s relevant benchmark over one and three year periods, with some consideration for longer periods. Allianz Global Investors of America L.P. (“AGI LP”) has established a Long Term Incentive plan for certain employees, including portfolio managers. The plan provides awards that are based on operating earnings growth of OpCap and the collective earnings growth of all the asset management companies of AGI LP.

Participation in group retirement plans. The portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the plan.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Colin Glinsman	None
Matthew Greenwald	None

ING OPPENHEIMER GLOBAL PORTFOLIO

Sub-Adviser – OppenheimerFunds, Inc. (“Oppenheimer”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Rajeev Bhaman	15	$27.67	4	$686.91	0	$0

* One account  with performance based advisory fees has total assets of $74.95 million.

Potential Conflicts of Interest

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation Structure of Portfolio Managers

The Portfolio’s Portfolio Manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio manager’s and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund’s compensation structure is based on the fund’s performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Rajeev Bhaman	None

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Sub-Adviser – Oppenheimer

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Arthur P. Steinmetz	5	$15.88	3	$74.41	4	$490.03

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation Structure of Portfolio Managers

The Portfolio’s Portfolio Managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund’s compensation structure is based on the fund’s performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Arthur P. Steinmetz	None

ING PIMCO TOTAL RETURN PORTFOLIO

Sub-Adviser – Pacific Investment Management Company LLC (“PIMCO”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
William H. Gross	34	$137,597.1	20	$7,688.5	64	$41,624.1

*      Of the accounts listed, 3 accounts with assets of $ 739.37 million have performance based advisory fees.

**    Of the accounts listed, 22 accounts with assets of $ 19,619.32 million have performance based advisory fees.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Managers

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of

PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

William H. Gross	None

ING PIONEER HIGH YIELD PORTFOLIO

Sub-Adviser – Pioneer Investment Management, Inc. (“Pioneer”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of April 1, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Andrew Feltus	6	$7,783,638,000	5	$741,806,000	2	$291,009,000
Tracy Wright	4	$6,663,892,000	0	$0	0	$0

* None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation Structure of Portfolio Managers” below.

•                  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•                  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•                  A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•                  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance. Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

•                  Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

•                  Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of April 1, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Andrew Feltus	None

Tracy Wright	None

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Sub-Adviser – T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Donald J. Peters	14	$1,804.6	0	$0	36	$2,140.9

*  None of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as sub-adviser for ING.

Potential Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under “Compensation Structure of Portfolio Managers”, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Managers

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Donald J. Peters	None

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Sub-Adviser – T. Rowe Price

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Robert W. Smith	10	$21,747.2	1	$113.4	5	$368.1

*  None of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as sub-adviser for ING.

Potential Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under “Compensation Structure of Portfolio Managers”, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Managers

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500® Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert W. Smith	None

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Sub-Adviser – Templeton Investment Counsel, LLC (“Templeton”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)
Gary P. Motyl	3	$8,921.8	10	$2,195.4	40	$9,382.6
Peter Nori	10	$14,300.3	3	$1,332.4	29	$5,668.3
Antonio Docal	4	$9,703.1	2	$781.4	49	$6,760.9
Cindy Sweeting	9	$13,053.9	1	$150.5	25	$5,896.3
Matthew Nagle	0	$0	0	$0	0	$0

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and Templeton have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                  Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Antonio Docal	None
Peter Nori	None
Matthew Nagle	None
Gary P. Motyl	None
Cindy Sweeting	None

ING THORNBURG VALUE PORTFOLIO

Sub-Adviser – Thornburg Investment Management (“Thornburg”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
William V. Fries, CFA	17	$15,861	13	$1,301	8960*	$12,710
Connor Browne, CFA	9	$4,095	6	$952	1996**	$3,268
Edward Maran, CFA	9	$4,095	6	$952	1918**	$3,268

*    Of these, 2 accounts are performance fee based with assets of $923 million.

**  Of these, 1 account is performance fee based with assets of $818 million.

Potential Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Fund’s investments and the manager’s management of other accounts.

These conflicts include:

•                  Allocating a favorable investment opportunity to one account but not another;

•                  Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;

•                  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•                  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Funds’ investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation Structure of Portfolio Managers

The compensation of Thornburg’s portfolio managers includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio managers also own equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following:  revenues available to pay compensation of the portfolio managers, including the fund; multiple year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio managers to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio managers’ compensation with respect to the fund and other accounts managed by the portfolio managers, except that certain accounts managed by the portfolio managers may have no income or capital gains tax considerations. To the extent that the portfolio managers realize benefits from capital appreciation and dividends paid to shareholders of investment manager, such benefits accrue from the overall financial performance of investment manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of March 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Portfolio Shares Owned

William V. Fries, CFA	None
Edward Maran, CFA	None
Connor Browne, CFA	None

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Sub-Adviser – UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts (1)	Total Assets (MM)	Number of Accounts (2)	Total Assets (MM)	Number of Accounts (3)	Total Assets (MM)
John Leonard	16	$3,914	66	$18,183	14	$1,868
Thomas M. Cole	16	$3,914	66	$18,183	17	$1,866
Thomas Digenan	16	$3,914	66	$18,183	19	$1,866
Scott Hazen	16	$3,914	66	$18,183	10	$1,865

(1)   Of these Registered Investment Companies , one with total assets of $ 183 million has an advisory fee based on account performance.

(2)   Of these Other Pooled Investment Vehicles, three with total assets of $ 2.2 billion have an advisory fee based on account performance.

(3)   Of these Other Accounts, one with total assets of $ 273.2 million has an advisory fee based on account performance.

Potential Conflicts of Interest

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation Structure of Portfolio Managers

The compensation received by the portfolio managers at UBS Global Asset Management, including the Fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management’s clients. Overall compensation can be grouped into three categories:

•                  Competitive salary, benchmarked to maintain competitive compensation opportunities.

•                  Annual bonus, tied to individual contributions and investment performance.

•                  UBS equity awards, promoting company-wide success and employee retention.

Base Salary -  is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses - are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global Asset Management’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad based index over a three-year rolling period.

UBS AG equity - Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus”. This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feel this engages its employees as partners in the firm’s success, and helps to maximize our integrated business strategy.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

John C. Leonard

None

Thomas M. Cole

None

Thomas Digenan

None

Scott Hazen

None

ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

Sub-Adviser – UBS Global AM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts (1)	Total Assets
Paul Graham	6	$880,289,274	2	$245,325,071	8	$439,026,782
David Wabnik	6	880,289,274	2	$245,325,071	28	$439,594,531

(1)   Of these Other Accounts, one with total assets of $54 million has an advisory fee based on account performance.

Potential Conflicts of Interest

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation Structure of Portfolio Managers

The compensation received by the portfolio managers at UBS Global Asset Management, including the Fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management’s clients. Overall compensation can be grouped into three categories:

•                  Competitive salary, benchmarked to maintain competitive compensation opportunities.

•                  Annual bonus, tied to individual contributions and investment performance.

•                  UBS equity awards, promoting company-wide success and employee retention.

Base Salary -  is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses - are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global Asset Management’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad based index over a three-year rolling period.

UBS AG equity - Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Paul Graham

None

David Wabnik

None

ING VAN KAMPEN COMSTOCK PORTFOLIO

Sub-Adviser – Van Kampen

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
B. Robert Baker	17	$31,114,757,636	2	$1,065,758,438	16,263	$3,177,867,974
Jason S. Leder	15	$30,697,655,132	2	$1,065,758,438	16,263	$3,177,867,974
Kevin C. Holt	16	$31,006,290,856	2	$1,065,758,438	16,263	$3,177,867,974

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base Salary -  Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation - In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Bonus;

•                  Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•                  Investment Management Deferred Compensation Plan (IMDCP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•                  Select Employees’ Capital Accumulation Program (SECAP) awards—a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and

•                  Voluntary Equity Incentive Compensation Program (VEICP) awards—a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•                  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•                  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                  Contribution to the business objectives of the Sub-Adviser.

•                  The dollar amount of assets managed by the portfolio manager.

•                  Market compensation survey research by independent third parties.

•                  Other qualitative factors, such as contributions to client objectives.

•                  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

B. Robert Baker	None
Jason S. Leder	None
Kevin C. Holt	None

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Sub-Adviser – Van Kampen

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets*
James A. Gilligan	18	$37,093,529,535	0	$0	37	$8,912,923,210
James O. Roeder	18	$37,093,529,535	0	$0	4	$633,098,429
Thomas Bastian	18	$37,093,529,535	0	$0	4	$633,098,429
Sergio Marcheli	18	$37,093,529,535	0	$0	4	$633,098,429
Mark Laskin	1	$200,448,769	0	$0	0	$0

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation - Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary compensation - In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Bonus;

•                  Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•                  Investment Management Deferred Compensation Plan (IMDCP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•                  Select Employees’ Capital Accumulation Program (SECAP) awards—a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and

•                  Voluntary Equity Incentive Compensation Program (VEICP) awards—a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•                  Investment performance. The majority of a portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•                  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                  Contribution to the business objectives of the Sub-Adviser.

•                  The dollar amount of assets managed by the portfolio manager.

•                  Market compensation survey research by independent third parties.

•                  Other qualitative factors, such as contributions to client objectives.

•                  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

James A. Gilligan	None
James O. Roeder	None
Thomas Bastian	None
Sergio Marcheli	None
Vincent E. Vizachero	None

Expense Limitation Agreements

DSL has entered into expense limitation agreements with the Portfolios listed below pursuant to which DSL has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, DSL  will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolios’ Directors who are not “interested persons” (as defined in the 1940 Act) of the DSL or any Sub-Adviser do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by DSL within three years:

Portfolio	Adviser Class	Service Class	Initial Class
ING American Century Small-Mid Cap Value	1.52%	1.27%	1.02%
ING Baron Asset	1.55%	1.30%	1.05%
ING Columbia Small Cap Value II	1.65%	1.40%	1.15%
ING Fundamental Research	1.25%	1.00%	0.75%
ING Lord Abbett U.S. Government Securities	1.22%	0.97%	0.72%
ING Neuberger Berman Partners	1.17%	0.89%	0.67%
ING Neuberger Berman Regency	1.38%	1.13%	0.88%
ING Oppenheimer Strategic Income	1.00%	0.75%	N/A
ING Pioneer High Yield	1.25%	1.00%	0.75%
ING Templeton Foreign Equity	1.48%	1.23%	0.98%
ING UBS U.S. Small Cap Growth	1.50%	1.25%	1.00%

Each Portfolio set forth above may at a later date reimburse DSL for management fees waived and other expenses assumed by DSL during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. DSL will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2008 for each Portfolio listed above except for ING Neuberger Berman Partners Portfolio, Service Class. The expense limitation for ING Neuberger Berman Partners Portfolio, Service Class, shall continue until April 30, 2009. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless DSL provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for that Portfolio or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon written notice to DSL at its principal place of business within ninety (90) days’ of the end of the then-current term for a Portfolio.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Fund and ING Funds Services, LLC (“IFS”), IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Company’s other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days’ written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2006, each Portfolio paid fees to IFS for administrative services in the amount set forth below.

Portfolio	Fee (as a percentage of average net assets)	Fee received by IFS (in dollars)
ING American Century Large Company Value	0.20%	$211,488
ING American Century Small-Mid Cap Value	0.25%	$282,600
ING Baron Asset(1)	0.10%	$8,121
ING Baron Small Cap Growth	0.23%	$956,552
ING Columbia Small Cap Value II(1)	0.10%	$33,139
ING Davis Venture Value	0.10%	$114,330
ING Fundamental Research	0.20%	$172,425
ING JPMorgan International	0.20%	$1,961,962
ING JPMorgan Mid Cap Value	0.25%	$564,278
ING Legg Mason Partners Aggressive Growth	0.13%	$1,540,479
ING Legg Mason Partners Large Cap Growth	0.20%	$98,475
ING Lord Abbett U.S. Government Securities(1)	0.10%	$46,475
ING Neuberger Berman Partners(1)	0.10%	$184,253
ING Neuberger Berman Regency(1)	0.10%	$8,996
ING OpCap Balanced Value	0.20%	$196,945
ING Oppenheimer Global	0.06%	$1,549,169
ING Oppenheimer Strategic Income	0.04%	$152,002
ING PIMCO Total Return	0.25% on the first $250 million of the Portfolio’s average daily net assets; 0.10 on the next $100 million of the Portfolio’s average daily net assets; 0.05 on the next $100 million of the Portfolio’s average daily net assets; and 0.03% on assets thereafter	$808,596
ING Pioneer High Yield(1)	0.10%	$81,015
ING T. Rowe Price Diversified Mid Cap Growth	0.02%	$239,055
ING T. Rowe Price Growth Equity	0.15%	$1,889,661
ING Templeton Foreign Equity(1)	0.10%	$24,531
ING Thornburg Value	0.25%	$460,431
ING UBS U.S. Large Cap Equity	0.15%	$471,939
ING UBS U.S. Small Cap Growth(1)	0.10%	$9,945
ING Van Kampen Comstock	0.25% on first $1.1billion of the Portfolio’s average daily net assets; and 0.20% on assets thereafter.	$2,377,398
ING Van Kampen Equity and Income	0.02%	$196,156

(1)  The Portfolios have not had a full year of operations as of December 31, 2006.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York (“BONY”), One Wall Street, New York, New York 10286, serves as Custodian. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities. DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368 serves as the Transfer Agent for the Portfolios.

LEGAL COUNSEL

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Portfolios. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

PRINCIPAL UNDERWRITER

The Company has entered into an Distribution Agreement (“Distribution Agreement”) pursuant to which ING Funds Distributor, LLC (“Distributor”), 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement. The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Distribution Agreement.

BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, DSL and the Sub-Advisers have responsibility for making the Portfolios’ investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of DSL and the Sub-Advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm’s capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, DSL and the Sub-Advisers may place a Portfolio’s transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-Advisers, will lead to the best overall quality of execution for the Portfolio. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commissions recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.

DSL and the Sub-Advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio’s securities and advice as to the valuation of securities. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for ING PIMCO Total Return. DSL and the Sub-Advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. DSL’s and the Sub-Advisers’ policy in selecting a broker to effect a particular transaction is to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either DSL or the Sub-Advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to DSL or the Sub-Advisers.

Consistent with securities laws and regulations, DSL and the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. DSL’s and the Sub-Advisers’ judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect DSL’s and the Sub-Advisers’ opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of DSL and/or the Sub-Advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of DSL and the Sub-Advisers also manage their own securities portfolios and those of their affiliates. Further, DSL also acts as an investment adviser to other client accounts, and the Sub-Advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

PIMCO may purchase new issues of securities for ING PIMCO Total Return in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to ING PIMCO Total Return or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit ING PIMCO Total Return, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

To the extent DSL or the Sub-Advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by DSL or by one of the Sub-Advisers.

The Board also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-Adviser affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board, DSL (as Adviser), the Distributor (as principal underwriter) and each Sub-Adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Code of Ethics allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission’s Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

For the fiscal years ended December 31, 2006, 2005, and 2004, each of the Portfolios listed below paid brokerage commissions as follows:

Portfolio	2006	2005		2004
ING American Century Large Company Value	$27,689	$49,474		$107,604
ING American Century Small-Mid Cap Value	$133,490	$113,032		$97,267
ING Baron Asset	$3,444	N/A	*	N/A	*
ING Baron Small Cap Growth	$229,055	$229,400		$179,957
ING Columbia Small Cap Value II	$164,582	N/A	*	N/A	*
ING Davis Venture Value	$80,148	$104,514		$95,033
ING Fundamental Research	$402,272	$95,046		$40,090
ING JPMorgan International	$363,048	$184,811		$237,620
ING JPMorgan Mid Cap Value	$141,253	$126,636		$83,521
ING Legg Mason Partners Aggressive Growth	$362,602	$296,170		$301,114
ING Legg Mason Partners Large Cap Growth	$23,012	$33,598		$205,401
ING Lord Abbett U.S. Government Securities	$0	N/A	*	N/A	*
ING Neuberger Berman Partners	$497,755	N/A	*	N/A	*
ING Neuberger Berman Regency	$16,972	N/A	*	N/A	*
ING OpCap Balanced Value	$161,446	$237,882		$258,073
ING Oppenheimer Global	$1,241,200	$1,587,282		$127,417
ING Oppenheimer Strategic Income	$101,592	$132,857		N/A	*
ING PIMCO Total Return	$54,111	$28,335		$1,256
ING Pioneer High Yield	$13,614	N/A	*	N/A	*
ING T. Rowe Price Diversified Mid Cap Growth	$444,146	$359,209		$1,042,861
ING T. Rowe Price Growth Equity	$1,035,696	$1,043,877		$884,322
ING Templeton Foreign Equity	$28,211	N/A	*	N/A	*
ING Thornburg Value(1)	$458,937	$446,042		$596,831
ING UBS U.S. Large Cap Equity	$285,266	$291,116		$482,819
ING UBS U.S. Small Cap Growth	$44,811	N/A	*	N/A	*
ING Van Kampen Comstock	$468,984	$458,588		$301,845
ING Van Kampen Equity and Income	$456,360	$1,250,488		$59,905

(1) Prior to August 7, 2006, ING Thornburg Value was known as ING MFS Capital Opportunities

*The Portfolios had not commenced investment operations during the above periods.

For the fiscal years ended December 31, 2006, 2005 and 2004, the amount of affiliated brokerage commissions paid by the Portfolios was as follows:

2006

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliates	% of Total Amount of Commissions Paid to Affiliates	Affiliated Broker
ING JPMorgan International	$363,048	$7,821	2.15%	ING Baring, LLC
ING OpCap Balanced Value	$161,446	$84	0.05%	ING Baring, LLC

2005

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliates	% of Total Amount of Commissions Paid to Affiliates	Affiliated Broker
ING American Century Large Company Value	$49,474	$1,433	2.90%	JP Morgan Chase & Co.
ING American Century Small-Mid Cap Value	$113,032	$24	0.02%	JP Morgan Chase & Co.
ING Oppenheimer Global	$1,587,282	$7,371	0.46%	ING Barings, LLC
ING UBS U.S. Large Cap Equity	$291,116	$220	0.08%	UBS Securities
ING Van Kampen Comstock	$458,588	$1,585	0.35%	Morgan Stanley
ING Van Kampen Equity and Income	$1,250,488	$238,851	19.10%	Morgan Stanley

2004

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliates	% of Total Amount of Commissions Paid to Affiliates	Affiliated Broker
ING American Century Large Company Value	$107,604	$7,175	6.67%	Citigroup, Inc.
ING American Century Small-Mid Cap Value	$97,267	$155	0.16%	J.P. Morgan Chase & Co.
ING Davis Venture Value	$95,033	$2,140	2.25%	Citigroup, Inc.
ING Legg Mason Partners Large Cap Growth	$205,400	$2,635	1.28%	Citigroup, Inc.
ING T. Rowe Price Diversified Mid Cap Growth	$1,042,861	$434,421	41.66%	Fred Alger & Co., Inc.
ING Van Kampen Comstock	$301,845	$6,034	2.00%	Morgan Stanley & Co., Inc.
ING Van Kampen Equity and Income	$59,905	$3,237	5.40%	Morgan Stanley & Co., Inc.

During the fiscal year ended December 31, 2006, of the total commissions paid, the Portfolios received $224,987 by firms which provided research, statistical or other services to the Adviser. The Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

JP Morgan Chase is an affiliate of American Century, the sub-adviser to the American Century Small-Mid Cap Value and ING American Century Large Company Value Portfolios. Baron Capital, Inc. is an affiliate of BAMCO, Inc., sub-adviser to the Baron Asset and Baron Small Cap Growth Portfolios. Morgan Stanley is an affiliate of Morgan Stanley Investment Management Inc. d/b/a Van Kampen, the sub-adviser to the Van Kampen Comstock Portfolio.

As of December 31, 2006, the following Portfolios held securities of the Company’s regular brokers or dealers (as defined in the 1940 Act) or their parents as follows:

Portfolio	Security Description	Value of Holding (in dollars)
ING American Century Large Company Value	Merrill Lynch & Co., Inc.	$2,197,160
	Morgan Stanley	$2,206,753
ING American Century Small-Mid Cap Value	None
ING Baron Small Cap Growth	None
ING Davis Venture Value	JPMorgan Chase & Co.	$7,254,660
	Morgan Stanley	$1,465,740
ING Fundamental Research	Bank of America	$2,441,792
	JPMorgan Chase & Co.	$990,150
	Merrill Lynch & Co., Inc.	$1,616,682
ING JPMorgan Mid Cap Value	None
ING Legg Mason Partners Aggressive Growth	Goldman Sachs Group, Inc.	$537,448
	Lehman Brothers Holding, Inc.	$72,902,209
	Merrill Lynch & Co., Inc.	$72,819,096
ING Legg Mason Partners Large Cap Growth	Merrill Lynch & Co., Inc.	$2,085,440
	Morgan Stanley	$1,262,165
ING OpCap Balanced Value	Bear Stearns and Co.	$477,049
	Goldman Sachs Group, Inc.	$611,795
	JPMorgan Chase & Co.	$604,829
	Merrill Lunch & Co., Inc.	$3,400,781
ING Oppenheimer Global	JPMorgan Chase & Co.	$13,833,120
	Morgan Stanley	$30,414,105
ING Oppenheimer Strategic Income	HSBC Holdings	$889,300
	Lehman Brothers Holding, Inc.	$153,032
	Merrill Lynch & Co., Inc.	$83,652
	Morgan Stanley	$120,231
ING PIMCO Total Return	Bank of America	$2,242,320
	Bear Stearns and Co.	$2,646,618
	Morgan Stanley	$99,830
ING T. Rowe Price Diversified Mid Cap	None
ING T. Rowe Price Growth Equity	Goldman Sachs Group, Inc.	$9,548,865
	Morgan Stanley	$12,817,082

ING Thornburg Value	HSBC Holdings	$3,369,435
ING UBS U.S. Large Cap Equity	Citigroup, Inc.	$17,372,830
	JP Morgan Chase & Co.	$7,327,110
	Morgan Stanley	$15,251,839
ING Van Kampen Comstock	Bank of America Corp.	$32,391,713
	JPMorgan Chase & Co.	$12,736,710
	Merrill Lynch & Co., Inc.	$13,210,890
ING Van Kampen Equity and Income	Bank of America Corp.	$8,865,730
	Goldman Sachs Group, Inc.	$14,887,244
	JPMorgan Chase & Co.	$23,706,166
	Lehman Brothers Holding, Inc.	$8,047,260
	Merrill Lynch & Co., Inc.	$14,388,605

The Company may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Company under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as “portfolio turnover” and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

For ING Thornburg Value Portfolio, annual turnover has been in a range of 40% – 70% historically. When market volatility increases, Thornburg anticipates the turnover rate to be at the high end of the historical range as their holdings achieve target prices, take advantage of attractive valuations by adding to existing positions that become temporarily out of favor, or rebalance the portfolio by trimming positions where business fundamentals have deteriorated from our original investment thesis.

For ING American Century Small-Mid Cap Value Portfolio, variations in the fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the portfolio managers’ investment outlook.

For ING Lord Abbett U.S. Government Securities Portfolio, the fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the period since inception for the Service Class, January 18, 2006 through December 31, 2006, the portfolio turnover rate for the subadvised ING Lord Abbett U.S. Government Securities Portfolio was 373.48%. The rate will vary from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

For ING Oppenheimer Strategic Income, given an inception at the end of 2004, the ING Oppenheimer Strategic Income Portfolio experienced high turnover in 2005 as the Portfolio became fully invested. Turnover in 2006 dropped to a level that is more typical of this mandate.

DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Company to issue 13,600,000,000 shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to:  compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s Adviser Class held by customers of such Service Organizations.

The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2006:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING American Century Large Company Value
Initial	—	—
Service Class	71,017	—
Adviser Class	30,805	30,805
ING American Century Small-Mid Cap Value
Initial	—	—
Service Class	113,304	—
Adviser Class	31,358	31,358
ING Baron Asset
Initial	—	—
Service Class	170	—
Adviser Class	7,130	7,130
ING Baron Small Cap Growth
Initial	—	—
Service Class	648,328	—
Adviser Class	97,386	$97,386
ING Columbia Small Cap Value II
Initial	—	—
Service Class	63,727	—
Adviser Class	—	—
ING Davis Venture Value
Initial	—	—
Service Class	203,269	—
Adviser Class	28,796	28,796
ING Fundamental Research
Initial	—	—
Service Class	96,708	—
Adviser Class	9,147	9,147
ING JPMorgan International
Initial	—	—
Service Class	688,373	—
Adviser Class	14,097	14,097
ING JPMorgan Mid Cap Value
Initial	—	—
Service Class	207,084	—
Adviser Class	42,228	42,228
ING Legg Mason Partners Aggressive Growth
Initial	—	—
Service Class	734,908	—
Adviser Class	27,806	27,806
ING Legg Mason Partners Large Cap Growth
Initial	—	—
Service Class	30,447	—
Adviser Class	49,176	49,176
ING Lord Abbett U.S. Government Securities
Initial	—	—
Service Class	39,526	—
Adviser Class	—	—
ING Neuberger Berman Partners
Initial	—	—
Service Class	91,343	—
Adviser Class	—	—
ING Neuberger Berman Regency
Initial	—	—
Service Class	9,456	—
Adviser Class	—	—

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING OpCap Balanced Value
Initial	—	—
Service Class	226,424	—
Adviser Class	8,678	8,678
ING Oppenheimer Global
Initial	—	—
Service Class	227,509	—
Adviser Class	278,999	278,999
ING Oppenheimer Strategic Income
Initial	—	—
Service Class	142,429	—
Adviser Class	17,227	17,227
ING PIMCO Total Return
Initial	—	—
Service Class	218,494	—
Adviser Class	63,214	63,214
ING Pioneer High Yield
Initial	—	—
Service Class	21,211	—
Adviser Class	8,798	8,798
ING T. Rowe Price Diversified Mid Cap Growth
Initial	—	—
Service Class	50,417	—
Adviser Class	165,917	165,917
ING T. Rowe Price Growth Equity
Initial	—	—
Service Class	229,405	—
Adviser Class	238,449	238,449
ING Templeton Foreign Equity
Initial	—	—
Service Class	36,106	—
Adviser Class	—	—
ING Thornburg Value
Initial	—	—
Service Class	3,766	—
Adviser Class	766	766
ING UBS U.S. Large Cap Equity
Initial	—	—
Service Class	42,623	—
Adviser Class	3,611	3,611
ING UBS U.S. Small Cap Growth
Initial	—	—
Service Class	2,126	—
Adviser Class	2	2
ING Van Kampen Comstock
Initial	—	—
Service Class	1,112,027	—
Adviser Class	79,647	79,647
ING Van Kampen Equity and Income
Initial	—	—
Service Class	205,044	—
Adviser Class	40,001	40,001

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal period ended December  31, 2006 were as follows:

Distribution Expenses	Adviser Class	Initial Class	Service Class
ING American Century Large Company Value
Advertising	$1	$6	$2
Printing	16	108	31
Salaries & Commissions	13,439	86,619	26,681
Broker Servicing	190	1,235	379.39
Miscellaneous	636	4,260	1,261
Total	$14,281	$92,228	$28,354

ING American Century Small-Mid Cap Value
Advertising	$1	$4	$2
Printing.	14	73	34
Salaries & Commissions	11,032	57,916	28,792
Broker Servicing	155	820	410
Miscellaneous	527	2,823	1,367
Total.	$11,728	$61,635	$30,605

ING Baron Asset
Advertising	$0	$1	$0
Printing	7	10	1
Salaries & Commissions	4,996	7,305	806
Broker Servicing	74	107	9
Miscellaneous	260	380	28
Total	$5,336	$7,802	$844

ING Baron Small Cap Growth
Advertising	$2	$9	$17
Printing	46	166	332
Salaries & Commissions	38,561	134,543	272,217
Broker Servicing	552	1,915	3,880
Miscellaneous	1,860	6,565	13,217
Total	$41,021	$143,198	$289,663

ING Columbia Small Cap Value II
Advertising	$0	$2	$7
Printing	0	36	125
Salaries & Commissions	0	30,452	107,356
Broker Servicing	0	473	1,388
Miscellaneous	0	1,674	4,411
Total	$0	$32,636	$113,287

ING Davis Venture Value
Advertising	$1	$2	$10
Printing	15	34	186
Salaries & Commissions	12,738	29,645	156,322
Broker Servicing	176	400	2,150
Miscellaneous	590	1,294	7,107
Total	$13,520	$31,376	$165,774

ING Fundamental Research
Advertising	$0	$1	$3

Distribution Expenses	Adviser Class	Initial Class	Service Class
Printing	4	20	55
Salaries & Commissions	3,131	16,700	41,757
Broker Servicing	44	227	603
Miscellaneous	144	735	2,104
Total	$3,323	$17,684	$44,522

ING JPMorgan International
Advertising	$1	$27	$19
Printing	11	505	356
Salaries & Commissions	9,433	422,440	280,466
Broker Servicing	127	5,947	4,111
Miscellaneous	402	20,049	14,383
Total	$9,973	$448,967	$299,335

ING JPMorgan Mid Cap Value
Advertising	$1	$6	$3
Printing	22	112	61
Salaries & Commissions	18,629	93,139	52,760
Broker Servicing	258	1,249	723
Miscellaneous	856	4,088	2,352
Total	$19,766	$98,595	$55,898

ING Legg Mason Partners Aggressive Growth
Advertising	$1	$31	$20
Printing	17	580	373
Salaries & Commissions	13,821	490,548	289,810
Broker Servicing	194	6,863	4,354
Miscellaneous	665	22,913	15,463
Total	$14,698	$520,934	$310,020

ING Legg Mason Partners Large Cap Growth
Advertising	$1	$1	$0
Printing	14	13	7
Salaries & Commissions	11,489	10,934	5,769
Broker Servicing	164	155	79
Miscellaneous	555	523	264
Total	$12,222	$11,626	$6,119

ING Lord Abbett U.S. Government Securities
Advertising	$0	$2	$2
Printing	0	35	47
Salaries & Commissions	0	27,803	34,668
Broker Servicing	0	388	505
Miscellaneous	0	1,322	1,791
Total	$0	$29,549	$37,013

ING Neuberger Berman Partners
Advertising	$0	$8	$9
Printing	0	146	176
Salaries & Commissions	0	118,241	131,686

Distribution Expenses	Adviser Class	Initial Class	Service Class
Broker Servicing	0	1,660	1,964
Miscellaneous	0	5,633	6,973
Total	$0	$125,688	$140,805

ING Neuberger Berman Regency
Advertising	$0	$1	$1
Printing	0	13	13
Salaries & Commissions	1	9,660	10,385
Broker Servicing	0	137	146
Miscellaneous	0	476	493
Total	$1	$10,287	$11,037

ING OpCap Balanced Value
Advertising	$0	$0	$2
Printing	4	6	47
Salaries & Commissions	3,342	4,899	38,701
Broker Servicing	45	72	543
Miscellaneous	143	252	1,827
Total	$3,534	$5,230	$41,120

ING Oppenheimer Global
Advertising	$7	$50	$23
Printing	133	943	428
Salaries & Commissions	105,614	823,603	336,813
Broker Servicing	1,467	11,539	4,582
Miscellaneous	5,007	37,626	15,634
Total	$112,227	$873,762	$357,479

ING Oppenheimer Strategic Income
Advertising	$1	$10	$2
Printing	15	188	45
Salaries & Commissions	12,877	159,088	36,584
Broker Servicing	190	2,185	501
Miscellaneous	647	7,184	1,698
Total	$13,730	$168,655	$38,836

ING PIMCO Total Return
Advertising	$2	$13	$4
Printing	31	246	73
Salaries & Commissions	24.884	198,665	60,514
Broker Servicing	346	2,799	841
Miscellaneous	1,167	9,557	2,813
Total	$26,430	$211,281	$64,246

ING Pioneer High Yield
Advertising	$1	$3	$2
Printing	16	63	34
Salaries & Commissions	11,482	51,709	27,185
Broker Servicing	172	760	364
Miscellaneous	616	2,631	1,214

Distribution Expenses	Adviser Class	Initial Class	Service Class
Total	$12,286	$55,166	$28,799

ING T. Rowe Price Diversified Mid Cap Growth
Advertising	$10	$20	$4
Printing	194	379	67
Salaries & Commissions	145,950	331,399	52,706
Broker Servicing	2,049	4,643	756
Miscellaneous	7,178	15,137	2,664
Total	$155,382	$351,578	$56,197

ING T. Rowe Price Growth Equity
Advertising	$5	$34	$7
Printing	94	655	133
Salaries & Commissions	79,381	560,720	103,108
Broker Servicing	1,153	7,776	1,524
Miscellaneous	3,919	25,592	5,372
Total	$84,552	$594,777	$110,144

ING Templeton Foreign Equity
Advertising	$0	$1	$3
Printing	0	27	55
Salaries & Commissions	1	20,809	47,265
Broker Servicing	0	299	641
Miscellaneous	0	1,043	2,068
Total	$1	$22,180	$50,031

ING Thornburg Value
Advertising .	$0	$4	$1
Printing	2	78	19
Salaries & Commissions	1,906	65,357	18,998
Broker Servicing	28	925	239,77
Miscellaneous	94	3,101	685
Total	$2,030	$69,466	$19,943

ING UBS U.S. Large Cap Equity
Advertising	$0	$11	$3
Printing	6	205	49
Salaries & Commissions	5,080	174,755	41,271
Broker Servicing	69	2,437	541
Miscellaneous	215	8,040	1,734
Total	$5,370	$185,467	$43,598

ING UBS U.S. Small Cap Growth
Advertising	$0	$1	$0
Printing	0	13	9
Salaries & Commissions	2	11,837	9,303
Broker Servicing	0	147	121
Miscellaneous	0	444	343
Total	$3	$12,442	$9,777

Distribution Expenses	Adviser Class	Initial Class	Service Class
ING Van Kampen Comstock
Advertising	$2	$20	$22
Printing	37	385	409
Salaries & Commissions	31,312	345,324	333,796
Broker Servicing	436	4,833	4,767
Miscellaneous	1,445	15,639	16,233
Total	$33,232	$366,202	$355,227

ING Van Kampen Equity and Income
Advertising	$2	$21	$8
Printing	30	399	143
Salaries & Commissions	23,461	334,020	114,122
Broker Servicing	287	4,650	1,640
Miscellaneous	929	15,459	5,655
Total	$24,708	$354,549	$121,568

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd  + 1)6 - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

				Since	Date of
	1 Year	5 Years	10 Years	Inception	Inception
ING American Century Large Company Value
Initial	19.58%	6.41%	—	6.30%	12/10/01
Service Class	19.30%	6.14%	—	6.03%	12/10/01
Adviser Class	18.89%	5.87%	—	5.75%	12/10/01
ING American Century Small-Mid Cap Value
Initial	15.75%	—	—	11.87%	05/01/02
Service Class	15.43%	—	—	11.58%	05/01/02
Adviser Class	15.14%	—	—	11.30%	05/01/02
ING Baron Asset
Initial	—	—	—	11.40%	01/03/06
Service Class	—	—	—	3.45%	05/03/06
Adviser Class	—	—	—	10.46%	01/18/06
ING Baron Small Cap Growth
Initial	15.54%	—	—	14.38%	05/01/02
Service Class	15.24%	—	—	14.09%	05/01/02
Adviser Class	15.02%	—	—	13.80%	05/01/02

				Since	Date of
	1 Year	5 Years	10 Years	Inception	Inception
ING Columbia Small Cap Value II
Initial	—	—	—	1.70%	04/28/06
Service Class	—	—	—	2.01%	05/01/06
Adviser Class	—	—	—	—	—
ING Davis Venture Value
Initial	14.19%	6.62%	—	6.74%	12/10/01
Service Class	13.85%	6.34%	—	6.47%	12/10/01
Adviser Class	13.58%	6.09%	—	6.21%	12/10/01
ING Fundamental Research
Initial	12.49%	5.31%	—	5.07%	12/10/01
Service Class	12.14%	5.06%	—	4.82%	12/10/01
Adviser Class	11.91%	4.80%	—	4.57%	12/10/01
ING JPMorgan International
Initial	22.20%	11.13%	—	7.37%	11/28/97
Service Class	21.92%	10.92%	—	10.46%	12/10/01
Adviser Class	21.65%	10.63%	—	10.18%	12/10/01
ING JPMorgan Mid Cap Value
Initial	16.84%	—	—	14.14%	05/01/02
Service Class	16.52%	—	—	13.85%	05/01/02
Adviser Class	16.26%	—	—	13.56%	05/01/02
ING Legg Mason Partners Aggressive Growth
Initial	10.29%	3.81%	—	2.41%	11/28/97
Service Class	10.00%	3.55%	—	3.33%	12/10/01
Adviser Class	9.74%	3.30%	—	3.07%	12/10/01
ING Legg Mason Partners Large Cap Growth
Initial	4.19%	—	—	10.03%	05/01/03
Service Class	3.88%	—	—	9.74%	05/01/03
Adviser Class	3.64%	—	—	9.48%	05/01/03
ING Lord Abbett U.S. Government Securities
Initial	—	—	—	3.81%	01/03/06
Service Class	—	—	—	3.01%	01/18/06
Adviser Class	—	—	—	(0.28% )	12/20/06
ING Neuberger Berman Partners
Initial	—	—	—	7.16%	01/19/06
Service Class	—	—	—	9.00%	01/03/06
Adviser Class	—	—	—	—	—
ING Neuberger Berman Regency
Initial	—	—	—	7.35%	01/03/06
Service Class	—	—	—	5.62%	01/12/06
Adviser Class	—	—	—	(0.61% )	12/20/06
ING OpCap Balanced Value
Initial	10.75%	5.41%	—	5.09%	12/10/01
Service Class	10.36%	5.13%	—	4.82%	12/10/01
Adviser Class	10.19%	4.88%	—	4.57%	12/10/01
ING Oppenheimer Global
Initial	17.98%	—	—	12.52%	05/01/02
Service Class	17.60%	—	—	11.95%	05/01/02
Adviser Class	17.36%	—	—	11.71%	05/01/02
ING Oppenheimer Strategic Income
Initial	8.42%	—	—	5.04%	11/08/04
Service Class	8.33%	—	—	4.82%	11/08/04
Adviser Class	7.99%	—	—	4.55%	11/08/04
ING PIMCO Total Return
Initial	4.21%	—	—	5.08%	05/01/02
Service Class	4.00%	—	—	4.81%	05/01/02
Adviser Class	3.71%	—	—	4.55%	05/01/02

				Since	Date of
	1 Year	5 Years	10 Years	Inception	Inception
ING Pioneer High Yield
Initial	—	—	—	8.24%	01/03/06
Service Class	—	—	—	8.01%	01/20/06
Adviser Class	—	—	—	7.98%	01/20/06
ING T. Rowe Price Diversified Mid Cap Growth
Initial	9.10%	5.67%	—	5.78%	12/10/01
Service Class	8.97%	5.41%	—	5.52%	12/10/01
Adviser Class	8.70%	5.16%	—	5.27%	12/10/01
ING T. Rowe Price Growth Equity
Initial	13.30%	5.85%	—	7.31%	11/28/97
Service Class	13.03%	5.59%	—	5.46%	12/10/01
Adviser Class	12.73%	5.32%	—	5.20%	12/10/01
ING Templeton Foreign Equity
Initial	—	—	—	21.70%	01/03/06
Service Class	—	—	—	21.14%	01/12/06
Adviser Class	—	—	—	0.66%	12/20/06
ING Thornburg Value(1)
Initial	16.84%	3.68%	—	5.49%	11/28/97
Service Class	16.57%	3.41%	—	3.30%	12/10/01
Adviser Class	16.26%	3.16%	—	3.05%	12/10/01
ING UBS U.S. Large Cap Equity
Initial	14.51%	6.14%	—	4.76%	11/28/97
Service Class	14.32%	5.88%	—	5.76%	12/10/01
Adviser Class	14.05%	5.64%	—	5.52%	12/10/01
ING UBS U.S. Small Cap Growth
Initial	—	—	—	(1.97% )	04/28/06
Service Class	—	—	—	(2.17% )	04/28/06
Adviser Class	—	—	—	(2.47% )	04/28/06
ING Van Kampen Comstock
Initial	16.19%	—	—	9.65%	05/01/02
Service Class	15.86%	—	—	9.38%	05/01/02
Adviser Class	15.57%	—	—	9.10%	05/01/02
ING Van Kampen Equity and Income
Initial	12.67%	5.79%	—	5.53%	12/10/01
Service Class	12.40%	5.53%	—	5.27%	12/10/01
Adviser Class	12.12%	5.26%	—	5.00%	12/10/01

(1)          Prior to August 7, 2006, ING Thornburg was named ING MFS Capital Opportunities and was sub-advised by MFS.

NET ASSET VALUE

As noted in the Prospectuses, the Net Asset Value (“NAV”) and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. See “Shareholder Information - Net Asset Value” in the Prospectuses. The long-term debt obligations held in a Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuation recommendations suggested by such research service, and valuations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of Over the Counter (“OTC”) options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAXES

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company— Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”).

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts— Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a “Closed Fund”).

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified” and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract’s proportionate share of the assets of the separate account. You should review your variable contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on Regulated Investment Companies— A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations— The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report thereon for each Portfolio are included in the Company’s annual shareholder report as of and for the period ended December 31, 2006, and have been incorporated into this SAI.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATING GROUP

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing

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circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

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NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

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APPENDIX B

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ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003
Revision Date:  March 2, 2007

I.                                       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

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Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a

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matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.  Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

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Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services

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voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

B-10

Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international

B-12

proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate

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the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager — Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.           INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                             GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

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1.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee

B-19

in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees.  If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis.  However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                   WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)                   WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

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(3)                   Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                   Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                   When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

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Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                   The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                   Only if the director’s legal expenses would be covered.

2.          Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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3.          Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors.  If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.          Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

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Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.          Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

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6.             Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

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Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

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Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that

B-29

such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•                  Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

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OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

B-31

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.                              State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                       Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

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Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

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12.                       Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                       Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

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Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

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In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                    bundled slates of nominees (e.g., Hong Kong or France);

•                    simultaneous reappointment of retiring directors (e.g., South Africa);

•                    in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                    nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

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Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.  Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

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Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•                  are administered by potential grant recipients;

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•                  vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

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(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          equity award valuation triggering a negative recommendation from the Agent; or

(4)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided.  Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•                  Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

B-41

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

B-42

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

B-43

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to

B-44

vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

B-45

ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-262-3862

Statement of Additional Information

April 30, 2007

ING Fidelity® VIP Contrafund® Portfolio*

ING Fidelity® VIP Growth Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

 Adviser Class and Service Class

This Statement of Additional Information (“SAI”) relates to the Series listed above (each a “Feeder Portfolio and collectively, the “Feeder Portfolios”) of ING Partners, Inc. (“Company”). A prospectus for the Portfolios dated April 30, 2007 (“Prospectus”), that provides the basic information you should know before investing in the Feeder Portfolios, may be obtained without charge from the Feeder Portfolios or the Feeder Portfolios principal underwriter, ING Funds Distributor, LLC, at the address written above. This SAI is not a prospectus but is incorporated herein by reference and should be read in conjunction with the Prospectus for the Portfolios , which has been filed with the U.S. Securities and Exchange Commission (“SEC”). Capitalized terms not defined in the SAI are used as defined terms in the Prospectus. Copies of the Prospectus and annual or semi-annual shareholder reports may be obtained without charge by contacting the Company at the address or phone number written above.

The information in this SAI expands on the information combined in the Prospectus and any supplements thereto. The Feeder Portfolios’ financial statements and the independent registered public accounting firm’s report thereon included in the annual shareholder report dated December 31, 2006, are incorporated herein by reference.

Shares of the Feeder Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and the Portfolios’ investment adviser and its affiliates in connection with the creation or management of the Portfolios. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Shares of the Feeder Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

* Fidelity and Contrafund are registered trademarks of Fidelity Management & Research Corp.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus for the Feeder Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Feeder Portfolios’ securities and some investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus. Terms not defined herein have the meanings given to them in the Feeder Portfolios’ Prospectus.

HISTORY OF THE COMPANY

The Company is a Maryland Corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc., effective May 1, 2002.

The Company is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Company currently has authorized 37 portfolios. This SAI pertains only to the following four Portfolios: ING Fidelity® VIP Contrafund® Portfolio; ING Fidelity® VIP Growth Portfolio; ING Fidelity® VIP Equity-Income Portfolio; and ING Fidelity® VIP Mid Cap Portfolio. The investment objective of each Portfolio is non-fundamental and, therefore, can be changed by the Board of Directors of the Company (“Board”) without the approval of shareholders.

MASTER/FEEDER STRUCTURE

Each Feeder Portfolio invests all of its assets in a series of Fidelity Variable Insurance Products, Fidelity Variable Insurance Products II and Fidelity Variable Insurance Products III, respectively (“Master Series”) (each series a “Master Fund” and collectively, the “Master Funds”) in a master/feeder structure. The Feeder Portfolios do not buy investment securities directly. Instead, each Feeder Portfolio invests in a Master Fund, which in turn purchases investment securities. Each Feeder Portfolio’s Master Fund is listed below:

Feeder Portfolio	Master Fund
ING Fidelity® VIP Contrafund® Portfolio	VIP Contrafund® Portfolio (Service Class 2 Shares)
ING Fidelity® VIP Growth Portfolio	VIP Growth Portfolio (Service Class 2 Shares)
ING Fidelity® VIP Equity-Income Portfolio	VIP Equity-Income Portfolio (Service Class 2 Shares)
ING Fidelity® VIP Mid Cap Portfolio	VIP Mid Cap Portfolio (Service Class 2 Shares)

The investment adviser for the Master Funds is Fidelity Management & Research Company (“FMR”). FMR is a wholly-owned subsidiary of FMR Corp. In addition to selling its shares to the Feeder Portfolio, each Master Fund has sold and may continue to sell, its shares to insurance company separate accounts, other mutual funds or other accredited investors (“Interestholders”). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding Feeder Portfolio.

The Board believes that, as other investors invest their assets in a Feeder Portfolio and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund. For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund. However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.

In addition, as described below, under the terms of the Investment Management Agreement and the Administration Agreement, if a Feeder Portfolio divests itself of its interests in a Master Fund and the Master Fund’s Board asks Directed Services, LLC (“DSL”) as the Feeder Portfolios’ investment adviser, to manage the Feeder Portfolios, each Feeder Portfolio would pay an advisory fee to DSL, rather than FMR, of 0.57%, 0.47%, 0.57% and 0.57% to ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth

1

Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, and also an administration fee of 0.14%, 0.15%, 0.17% and 0.16% to ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, to ING Funds Services, LLC. Pursuant to the investment management agreement with the Company, DSL may charge an annual advisory fee equal to 0.58%, 0.48%, 0.58% and 0.58% of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. Pursuant to the administration agreement with the Company, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17% of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. A Portfolio’s expenses may be higher if the Company were to withdraw a Portfolio’s assets from a Master Fund.

Under the master/feeder structure, the Company retains the right to withdraw a Feeder Portfolio’s assets from the Master Company. The Company also reserves the right to suspend or terminate purchases of shares of a Master Fund by the Company and a Portfolio if such action is required by law, or if the Company’s Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Portfolio and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. If the Company were to withdraw a Feeder Portfolio’s assets, the Company’s Board would then consider whether to invest the Feeder Portfolio’s assets in another pooled investment entity, ask DSL to manage either directly or with a sub-adviser under the advisory agreement between the Company and DSL or take other appropriate action.

Investment of each Feeder Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio, and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FEEDER PORTFOLIOS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Feeder Portfolio’s outstanding voting securities, defined in the Investment Company Act of 1940, as amended (“1940 Act”) as the lesser of: (1) 67% or more of that Feeder Portfolio’s voting securities present at a meeting if the holders of more than 50% of that Feeder Portfolio’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of that Feeder Portfolio’s outstanding voting securities. The investment objectives and all other investment policies or practices of the Feeder Portfolios are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Growth Portfolio, ING Fidelity® VIP Equity-Income Portfolio and ING Fidelity® VIP Mid Cap Portfolio may not:

(1) Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Feeder Portfolio to: (i) enter into commitments to purchase securities in accordance with a Feeder Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2

(2) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 (“1933 Act”) 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Feeder Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Feeder Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

(4) Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Feeder Portfolio as a result of the ownership of securities;

(5) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

(7) Deviate from being a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(8) “Concentrate” its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Feeder Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Feeder Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Feeder Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Feeder Portfolio’s holdings of illiquid securities exceed 15% because of changes in the value of a Feeder Portfolio’s investments, a Feeder Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolio. Otherwise, a Feeder Portfolio may continue to hold a security even though it causes the Feeder Portfolio to exceed a percentage limitation because of fluctuation in the value of the Feeder Portfolio’s assets.

NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FEEDER PORTFOLIOS

Each Feeder Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

Notwithstanding any other investment policy of the Feeder Portfolio, the Feeder Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Feeder Portfolio.

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Each Feeder Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Feeder Portfolios, are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

The Master Funds have adopted the following fundamental investment restrictions that may not be changed without approval by a majority of each Master Fund’s outstanding voting securities. Such majority is defined in the 1940 Act as the vote of the lesser of: (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. However, except for the fundamental investment limitations listed below, the investment policies and limitations of the Master Funds described in this SAI are not fundamental and may be changed without shareholder approval. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately, and is caused by, an acquisition by a Master Fund.

If a change in a Master Fund’s fundamental investment restrictions is submitted to the holders of the Company’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Master Fund if a majority of the outstanding voting securities of the Master Fund votes for approval of the matter, notwithstanding: (1) that the matter has not been approved by the holder’s of a majority of the outstanding voting securities of any other Master Fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Company.

Fidelity® VIP Contrafund® Portfolio

The following are Fidelity® VIP Contrafund® Portfolio’s fundamental restrictions. The Fidelity® VIP Contrafund® Portfolio may not:

(1) with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

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(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following are Fidelity® VIP Contrafund® Portfolio’s non-fundamental investment policies:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements); and

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For VIP Contrafund® Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” on page 19.

Fidelity® VIP Growth Portfolio

The following are Fidelity® VIP Growth Portfolio’s fundamental investment restrictions. The Fidelity® VIP Growth Portfolio may not:

(1) with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

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(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund’s total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following are the Fidelity® VIP Growth Portfolio’s non-fundamental investment policies:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements);

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; and

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(g) FMR limits the amount of the fund’s assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Growth Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” on page 19.

Fidelity® VIP Equity-Income Portfolio

The following are the Fidelity® VIP Equity-Income Portfolio’s fundamental investment restrictions. The Fidelity® VIP Equity-Income Portfolio may not:

(1) with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund’s total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

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The following are the Fidelity® VIP Equity-Income Portfolio’s non-fundamental investment policies:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements);

(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; and

(g) FMR limits the amount of the fund’s assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Equity-Income Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” on page 19.

Fidelity® VIP Mid Cap Portfolio

The following are the Fidelity® VIP Mid Cap Portfolio’s fundamental investment restrictions. The Fidelity® VIP Mid Cap Portfolio may not:

(1) with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

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(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The fund may, nothwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following are the Fidelity® VIP MidCap Portfolio’s non-fundamental investment policies:

(a) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(b) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

(c) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

(d) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

(e) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments);

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(f) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; and

(g) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Mid Cap Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” on page 20.

For purposes of normally investing at least 80% of the fund’s assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap® Index and the Standard & Poor’s® MidCap 400 Index (“S&P® MidCap 400”) no less frequently than once a month.

General. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Feeder Portfolio’s or its Master Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Feeder Portfolio’s or its Master Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Feeder Portfolio’s or its Master Funds investment policies and limitations. If the value of a Portfolio’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Feeder Portfolio’s policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to the fundamental policy on “concentration”, industry classifications of domestic issuers for all Feeder Portfolios are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Feeder Portfolios or Master Funds are based on data provided by Bloomberg L.P. and other industry data sources.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT STRATEGIES AND RISKS

Master Funds

The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

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Feeder Portfolios

The following supplements the discussion in the Feeder Portfolios’ Prospectus and in the Master Funds’ prospectus and statement of additional information of the investment strategies, policies and risks of each Feeder Portfolio and its Master Fund. Because a Feeder Portfolio invests all of its assets in a Master Fund, it holds only beneficial interests or shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios. The statement of additional information for the Master Funds is delivered together with this SAI.

Affiliated Bank Transactions

A Master Fund may engage in transactions with financial institutions that are, or may be considered to be, “affiliated persons” of the Master Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees of the Master Funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities

Asset-backed securities represent interests in pools of mortgages, loans, receivables and other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Borrowing

Each Master Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Master Fund or a Feeder Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Master Fund or a Feeder Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management

A Master Fund can hold uninvested cash or it can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money markets funds regarding the quality, maturity and

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diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Common Stock

Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities

Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Company could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Foreign Currency Transactions

A Master Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Master Fund. A Master Fund may also use swap agreements, indexed securities and options and futures contracts relating to foreign currencies for the same purposes.

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A “settlement hedge” or “transaction hedge” is designed to protect a Master Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Master Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A Master Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Master Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Master Fund could also hedge the position by selling another currency expected to perform similarly to the pounds sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Master Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Master Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Master Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR’s skill in analyzing currency values. Currency management strategies may substantially change a Master Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Master Fund if currencies do not perform as FMR anticipates. For example, if a currency’s value rose at a time when FMR had hedged a Master Fund by selling that currency in exchange for dollars, a Master Fund would not participate in the currency’s appreciation. If FMR hedges currency exposure through proxy hedges, a Master Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a Master Fund’s exposure to a foreign currency and that currency’s value declines, a Master Fund will realize a loss. There is no assurance that FMR’s use of currency management strategies will be advantageous to a Master Fund or that it will hedge at appropriate times.

Foreign Markets

Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released

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prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on a transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Illiquid Securities

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Master Fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a Master Fund’s investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a Master Fund’s investments, FMR may consider various factors, including: (1) the frequency and volume of trades and quotation;, (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

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Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC, a Master Fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Master Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Master Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities

Investment-grade debt securities include all types of debt instruments that are of medium- and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Master Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Standard & Poor’s (“S&P”), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Loan and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Master Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off

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their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Each Master Fund limits the amounts of total assets that it will invest in any one issuer or in issuers within the same industry (see each Master Fund’s investment limitations). For purposes of these limitations, a Master Fund generally will treat the borrower as the “issuer” of indebtedness held by the Master Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Master Fund and the borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Master Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Master Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower Quality Debt Securities

Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR’s research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. FMR’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Master Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Master Fund’s shareholders.

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Mortgage-Backed Securities

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. government.

The value of mortgage securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in return of principal to the investors, causing it to be invested subsequently at a lower interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a Master Fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Securities

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Real Estate Investment Trusts (“REITs”)

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

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Repurchase Agreements

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.  The term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security. The result is a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent.  The Master Funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.

Restricted Securities

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Master Funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending

A Master Fund may lend securities to parties such as broker-dealers or other institutions.

Securities lending allows a Master Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Master Fund with collateral in an amount at least equal to the value of the securities loaned. The Master Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Master Fund is not able to recover the securities loaned, a Master Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies

Each Master Fund and Feeder Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act. The shares of other investment companies are subject to the management fees and other expenses of those funds.  At the same time, the Master Funds or the Feeder Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. Certain types of investment companies, such as closed-end investment companies, issue a

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fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

Short Sales “Against the Box”

Short Sales “Against the Box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales

Stocks underlying a fund’s convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a Master Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock’s decline on the value of the convertible security. Each Master Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A Master Fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding.  A Master Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Temporary Defensive Policies

Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

Warrants

Warrants give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Master Fund or Feeder Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Master Fund or Feeder Portfolio will lose its entire investment in such warrant.

Zero Coupon Bonds

Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.

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Futures, Options, and Swaps

The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options and Swap Agreements.

Combined Positions

Involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Index (“S&P 500”). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s

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position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options and Swap Transactions

Each trust, on behalf of each Master Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund’s operation. Accordingly, each Master Fund is not subject to registration or regulation as a CPO.

Each Master Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds’ investments in futures contracts, options, and swaps, and the funds’ policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a fund’s foreign-denominated investments changes in response to many factors other than

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exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund’s investments exactly over time.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

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Swap Agreements

Can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If a swap counterparty’s creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Limitations on Futures and Options Transactions of the Master Funds

VIP Contrafund® Portfolio, VIP Growth Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Master Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the Master Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds’ investments in futures contracts and options, and the Master Funds’ and the Feeder Portfolio’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

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MANAGEMENT OF THE COMPANY

Directors

The business and affairs of the Company are managed under the direction of the Company’s Board.  According to the applicable laws of the State of Maryland and the Company’s Articles of Incorporation. The Board governs each Feeder Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Feeder Portfolio and review each Feeder Portfolio’s performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner and Roger B. Vincent. The Executive Officers of the Company are Shaun P. Mathews, Stanley D. Vyner, Michael J. Roland, Joseph M. O’Donnell, Robert S. Naka, Denise Lewis, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, Kimberly K. Palmer, Maria M. Anderson, Laurie M. Tillinghast, Ernest J. C’DeBaca and Robert Terris.

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The Directors and Executive Officers of the Company and their principal occupations for the past five years are listed below:

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Directors
Independent Directors
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 – November 2005).	176	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	176	Wisconsin Energy (June 2006–Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Chief Executive Officer and Director Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	176	Midamerica Financial Corporation (December 2006 – Present).
R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2005 – Present	President, College of New Jersey (January 1999 – Present).	176	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	March 2002 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	176	Assured Guaranty Ltd. (April 2004 – Present) ; and Odyssey Reinsurance Holdings (November 2006 – Present).

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Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 – Present	Private Investor (June 1997 – Present).	176	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 – Present	Consultant (May 2001 – Present).	176	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).
David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Chair, Board of directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	176	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Springwell Corporation (March 1989 – Present).	176	UGI Corporation (February 2006 – Present) ; and UGI Utilities, Inc. (February 2006 – Present).
Directors who are “Interested Persons”

John G. Turner(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Retired.	176	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, (“Independent Directors”), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70.  A unanimous vote of the Board may extend the retirement date of a Director for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          Represents total as of December 31, 2006.  For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust;  ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)          Shaun Mathews,President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)          Mr. Turner  is deemed to be  an “interested person,” as defined by the Investment Company Act of 1940, because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, DSL and the Distributor, ING Funds Distributor, LLC.

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Officers

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 – Present)(4); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2005 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 56	Executive Vice President	January 2005 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer (January 2003 – Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC(2) (August 2000 – January 2003).

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 – Present January 2005 - Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC (3) and ING Investments, LLC(2) (March 2006 – Present). Formerly, Senior Vice President, ING Funds Services, LLC(3) (August 1999 – March 2006).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 – Present January 2005 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services (3) (April 2005 – Present). Formerly, Vice President ING Funds Services, LLC(3) (September 2002 – March 2005).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 – Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 – Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 – May 2006).

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Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2005 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); Vice President, ING Investments, LLC(2) (February 1996 – Present); and Director of Compliance, ING Investments LLC(2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Laurie M. Tillinghast 10 State House Square, SHS-13 Hartford, Connecticut 06103 Hartford, Connecticut 06156 Age: 54	Vice President	May 2003 – Present

Senior Vice President, ING Investments LLC(2) (March 2006 – Present). Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management, (December 1995 – December 2000); and Director and President, ING Partners, Inc. (November 1997 – May 2003).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 – Present

Vice President, ING Funds Services, LLC(4) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2005 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 – Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)          The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

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(4)          ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)          Mr. Mathews commenced service as the President and Chief Executive Officer on November 9, 2006.

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Board

The Board governs each Feeder Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Feeder Portfolios’ activities, review contractual arrangements with companies that provide services to each Feeder Portfolio, and review each Feeder Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and Valuation, Proxy and Brokerage Committee also meet regularly four (4) times per year, the Investment Review Committee meets six  (6) times per year, the Contracts Committee meets seven (7) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has an Executive Committee whose Function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors serve as members of the Executive Committee:  Messrs. Turner, Vincent and Patton. Mr. Patton serves as Chairperson of the Executive Committee. The Executive Committee held no meetings during the fiscal year ended December 31, 2006.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has a Valuation, Proxy and Brokerage Committee (formerly the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Feeder Portfolios for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the adviser’s usage of the Company’s brokerage and the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. May, Boyer and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee. The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios’ Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and

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all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Feeder Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Feeder Portfolios with the SEC.

The Nominating and Governance Committee consists of five (5) Independent Directors:  Messrs. May, Kenny, Patton and Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held one (1) meeting during the fiscal year ended December 31, 2006.

The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Feeder Portfolios and make recommendations to the Board with respect to the Feeder Portfolios. The Investment Review Committee for the Domestic Equity Funds currently consists of five (5) Independent Directors and one (1) Director who is an “interested person,” (as defined in the 1940 Act) of the Company:  Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the Domestic Equity Funds Investment Review Committee. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended December 31, 2006. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of five (5) Independent Directors of the Company: Ms. Pressler, Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer serves as Chairperson of the International, Balanced and Fixed Income Funds Investment Review Committee. The Investment Review Committee for the International/Balanced/Fixed Income Funds held seven (7) meetings during the fiscal year ended December 31, 2006.

The Board established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Feeder Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors:  Messrs. Boyer, Kenny, Putnam, Earley and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2006.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Feeder Portfolios. The responsibilities of the Contracts Committee include, among other things:  (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of seven (7) Independent Directors: Msses. Chadwick and Pressler and Messrs. Boyer, Kenny, May, Patton, and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended December 31, 2006.

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Compensation of Directors

Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Director is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

Each Feeder Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Msses. Chadwick and Pressler and Messrs. Patton, Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $10,000, $15,000, $30,000, $20,000, $20,000, $10,000, $20,000 and $10,000(1), respectively; (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Company is based on each Feeder Portfolio’s average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Trustees/Directors.

The following table sets forth information provided by DSL, the Feeder Portfolios’ adviser, regarding compensation of Directors by each Feeder Portfolio and other portfolios managed by DSL and its affiliates for the fiscal year ended December 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Feeder Portfolio or any other portfolios managed by DSL or its affiliates.

(1)  The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

Compensation Table

The following table describes the compensation received by the Directors for the calendar year ended December 31, 2006.

Name of Person, Position	ING Fidelity ® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity- Income Portfolio	ING Fidelity® VIP Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement (1)	Total Compensation From Registrant and Fund Complex Paid to Directors(2)(3)
John V. Boyer Director	$409	$61	$42	$63	N/A	N/A	$200,000
Patricia W. Chadwick Director	$297	$44	$30	$46	N/A	N/A	$143,000
Patrick W. Kenny(4) Director	$364	$54	$38	$56	N/A	N/A	$178,000
Walter H. May(5) Director	$356	$53	$37	$55	N/A	N/A	$174,000
Thomas J. McInerney(6) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$427	$63	$44	$66	N/A	N/A	$208,000
Sheryl K. Pressler(4) Director	$321	$47	$33	$50	N/A	N/A	$155,000
David W.C. Putnam Director	$280	$41	$29	$43	N/A	N/A	$137,000
John G. Turner(7) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer(8) Director	$540	$74	$63	$78	N/A	N/A	$311,050
Barbara Gitenstein Director	$315	$47	$33	$48	N/A	N/A	$156,000
J. Michael Earley Director	$326	$48	$33	$50	N/A	N/A	$158,000
Roger Vincent(4) Director	$430	$63	$44	$66	N/A	N/A	$211,000

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1)              The Board has adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

2)              Represents compensation from 176 funds (total in complex as of December 31, 2006).

3)              Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

4)              During the fiscal year ended December 31, 2006, Patrick Kenny, Roger Vincent and Sheryl Pressler deferred $44,500, $52,750 and $55,000 of their compensation, respectively from the Portfolio Complex.

5)              Retired from the Board effective January 11, 2007.

6)              Resigned from the Board effective April 28, 2006.

7)              “Interested person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSL, the investment adviser and INGFunds Distributor, LLC, the Distributor. Officers and Directors who are interested persons do not receive any compensation from the Company.

8)              Retired from the Board effective May 25, 2006.

Ownership of Portfolio Shares

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times (“Policy”). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios’ deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

Set forth in the table below is information regarding each Director’s ownership of equity securities of a Feeder Portfolio and the aggregate holdings of shares of equity securities of all Portfolios of the Company for the calendar year ended December 31, 2006.

Name of Director	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
John V. Boyer	$0	$0
Patricia W. Chadwick(1)	$0	Over $100,000
J. Michael Earley	$0	$50,001 - $100,000
R. Barbara Gitenstein	$0	$50,001- 100,000
Patrick W. Kenny	$0	$10,001 - $50,000, $50,001 - $100,000(2)
Walter H. May(3)	$0	Over $100,000
Jock Patton	$0	Over $100,000
Sheryl K. Pressler(1)	$0	$0, $50,001 - $100,000(2)
David W. C. Putnam	$0	Over $100,000
Roger B. Vincent	$0	Over $100,000, $50,001 - $100,000(2)
Directors who are “Interested Persons”
John G. Turner	$0	Over $100,000

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(1)  Commenced services as a Director on January 18, 2006.

(2)  Funds held in Deferred Compensation Account.

(3)  Retired as a Director on January 11, 2007.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Feeder Portfolios (not including registered investment companies) as of December 31, 2006.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick(1)	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
R. Barbara Gitenstein	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Walter H. May(2)	N/A	N/A	N/A	N/A	N/A
Jock Patton	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(1)	N/A	N/A	N/A	N/A	N/A
David W. C. Putnam	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

(1)  Commenced Services as a Director on January 18, 2006.

(2)  Retired as a Director on January 11, 2007.

CODE OF ETHICS

The Board of the Feeder Portfolios, DSL (as adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Feeder Portfolio. The Codes allow trades to be made in securities that may be held by a Feeder Portfolio, however, they prohibit a person from taking advantage of Feeder Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission’s Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

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FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA (U.K.)L, Fidelity Distributors Corporation (FDC), and the Master Funds have also adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees’ fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Master Funds.

PROXY VOTING PROCEDURES

When a Portfolio is a feeder in a master/feeder structure, it passes votes requested by the Master Fund to its shareholders. This means that, if a Feeder Portfolio is solicited by the Master Fund, it will request instructions from its own shareholders, through the holders of Variable Contracts, as to the manner in which to vote its interest in the Master Fund. Proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund’s proxy voting policies and procedures. The following procedures apply only if the Feeder Portfolios are removed from the master/feeder structure. The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Feeder Portfolios’ portfolio securities. The Company’s proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Company’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix A. Information regarding how the Feeder Portfolios voted proxies, if any, relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds’ website at http://www.ingfunds.com or by accessing the SEC’s EDGAR database at http://www.sec.gov. Information regarding how each Master Fund voted proxies relating to portfolio securities during the same period is also available by August 31 of each year through the ING Funds’ website at http://www.ingfunds.com or the SEC’s EDGAR database.

DISCLOSURE OF THE FEEDER PORTFOLIOS’ PORTFOLIO SECURITIES

The Feeder Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Feeder Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Feeder Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Feeder Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Feeder Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Feeder Portfolios’ portfolio holdings schedule. The Top Ten list also is provided in quarterly Feeder Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Feeder Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Feeder Portfolio has a legitimate business purpose for doing so. Specifically, a Feeder Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolios’ independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Feeder Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of a Feeder Portfolio;

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•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Feeder Portfolio than is posted on the Feeder Portfolios’ website;

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers, such as proxy-voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Feeder Portfolio; or

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Company’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Feeder Portfolios’ portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Feeder Portfolios’ shareholders, on the one hand, and those of the Feeder Portfolios’ investment adviser, sub-adviser, principal underwriter or any affiliated person of a Feeder Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Feeder Portfolios’ administrator to implement the Company’s Board’s policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Feeder Portfolios’ shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of Feeder portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Company’s Board has authorized the senior officers of the Feeder Portfolios’ administrator to authorize the release of the Feeder Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Feeder Portfolios’ administrator reports quarterly to the Company’s Board regarding the implementation of the Policies.

The Feeder Portfolios have the following ongoing arrangements with certain third parties to provide the Feeder Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Company’s Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Company’s Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving any of the Feeder Portfolios will be disclosed to the Company’s Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Feeder Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Feeder Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates in connection with the creation or management of the Feeder Portfolio’s.

ING Life Insurance & Annuity Company may be deemed a control person of the Company in that certain of their separate accounts hold more than 25% of the shares of certain Feeder Portfolios of the Company. As of April 5,

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2007, the following owned of record or, to the knowledge of the Company, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Fidelity® VIP Contrafund®	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	2%
ING Fidelity® VIP Contrafund®	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	100%	97%
ING Fidelity® VIP Equity-Income	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	2%
ING Fidelity® VIP Equity-Income	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	100%	97%
ING Fidelity® VIP Growth	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	0.1%
ING Fidelity® VIP Growth	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	100%	99%
ING Fidelity® VIP Mid Cap	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	100%	4%
ING Fidelity® VIP Mid Cap	ING Life Insurance & Annuity Company, 151 Farmington Avenue, Hartford, CT 06156	Service Class	99%	95%

To the knowledge of management, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Feeder Portfolio of the Company as of April 5, 2007.

ADVISER TO THE FEEDER PORTFOLIOS

DSL serves as the adviser to the Feeder Portfolios pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between DSL and the Company. DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380. DSL, a Delaware limited liability corporation, is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. DSL is registered with the SEC as an investment adviser.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Feeder Portfolios. On November 9, 2006, the Board of Directors approved the consolidation of the investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the Investment Advisory Agreement between the Company and ILIAC.

Under the Investment Advisory Agreement and subject to the direction of the Board, DSL has the overall responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Feeder Portfolio, and place trades on behalf of each Feeder Portfolio, or delegate such responsibility to one or more sub-advisers; (ii) supervise all aspects of the operations of the Feeder Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Feeder Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms

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of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for the Feeder Portfolios and the sub-advisers’ compliance programs to ensure that the Feeder Portfolio’s assets are invested in compliance with the Sub-Advisory Agreement and the Feeder Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Feeder Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Feeder Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Feeder Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Feeder Portfolios for services to the Feeder Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Feeder Portfolios’ operations; and (ix) take other actions that appear to DSL and the Board to be necessary.

The Investment Advisory Agreement provides that DSL shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Feeder Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of DSL or an affiliated entity and any salaries and employment benefits payable to those persons.

The Company and DSL have received an exemptive order from the SEC that allows DSL to enter into new investment sub-advisory contracts with non-affiliated subadvisers and to make material changes to sub-advisory contracts with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Disinterested Directors) of the Company must approve any new or amended sub-advisory contracts with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. DSL remains responsible for providing general management services to each of the Feeder Portfolios, including overall supervisory responsibility for the general management and investment of each Feeder Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set each Feeder Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Feeder Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Feeder Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Feeder Portfolio’s investment objectives, policies and restrictions.

The Investment Advisory Agreement has an initial term of two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Feeder Portfolio without penalty at any time on sixty days’ written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Feeder Portfolio, or (iii) DSL. The Investment Advisory Agreement terminates automatically in the event of assignment.

Approval of Investment Advisory Agreement

In considering the Investment Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board’s approval of the Investment Advisory Agreement for each Feeder Portfolio, please refer to the annual shareholder report dated December 31, 2006.

Feeder Portfolios Advisory Fees

Under the terms of the Investment Advisory Agreement, during periods in which the Feeder Portfolios invest directly in investment securities, each Feeder Portfolio pays DSL a monthly fee in arrears equal to the following as a percentage of the Feeder Portfolio’s average daily net assets during the month, as set out below.

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Feeder Portfolio	Annual Advisory Fee

ING Fidelity® VIP Contrafund® Portfolio	If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity® VIP Growth Portfolio	If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity® VIP Equity-Income Portfolio	If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.48%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

ING Fidelity® VIP Mid Cap Portfolio	If the Portfolio has not invested all or substantially all of its assets in another Investment Company: 0.58%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

Adviser to the Master Funds - FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity Variable Insurance Products family of funds.

Each Master Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each Master Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Master Fund in accordance with its investment objective, policies and limitations. FMR also provides each Master Fund with all necessary office facilities and personnel for servicing the Master Fund’s investments, compensates all officers of each Master Fund and all Trustees who are “interested persons” of the trusts or of FMR, and all personnel of each Master Fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each Master Fund. These services include providing facilities for maintaining each Master Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Master Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each Master Fund’s records and the registration of each Master Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each Master Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Master Funds’ Expenses - In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending each Master Fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each Master Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each Master Fund’s management contract further provides that the Master Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each Master Fund’s transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each

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Master Fund include interest, taxes, brokerage commissions, the Master Fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each Master Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Master Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each Master Fund also pays the costs related to the solicitation of Master Fund proxies from variable product owners. As a shareholder in its corresponding Master Fund, each Feeder Portfolio indirectly pays a proportional share of the management-related expenses.

Master Funds’ Advisory Fees- For the services of FMR under the management contract, each Master Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the Master Funds.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

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The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,177 billion of group net assets - the approximate level for December 2006 - was 0.2621%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,177 billion.

The individual fund fee rate for each Master Fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2006, each Master Fund’s annual management fee rate would be calculated as follows:

Master Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Contrafund® Portfolio	0.2621	+	0.3000	=	0.5621
VIP Growth Portfolio	0.2621	+	0.3000	=	0.5621
VIP Equity-Income Portfolio	0.2621	+	0.2000	=	0.4621
VIP Mid Cap Portfolio	0.2621	+	0.3000	=	0.5621

One-twelfth of the management fee rate is applied to each Master Fund’s average net assets for the month, giving a dollar amount which is the fee for that month.

For more information regarding FMR, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

SUB-ADVISER TO THE MASTER FUNDS

On behalf of each Master Fund, FMR has entered into a sub-advisory agreement with FMR Co. Inc. (“FMRC”) pursuant to which FMRC has day-to-day responsibility for choosing investments for each Master Fund.

Under the terms of the sub-advisory agreements for each Master Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each Master Fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

With respect to VIP Contrafund® Portfolio and VIP Mid Cap Portfolio, FMR has entered into a master international research agreement with Fidelity International Investment Advisors (“FIIA”). FIIA, in turn, has entered into sub-research agreements with Fidelity International Investment Advisors (U.K.) Limited (“FIIA (U.K.) L”) and Fidelity Investments Japan Limited (“FIJ”). Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on a Master Fund’s international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA (U.K.) L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a Master Fund.

With respect to VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio, FMR and Fidelity Research & Analysis Company (“FRAC”) have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers.

Sub-Advisers to VIP Contrafund® Portfolio and VIP Mid Cap Portfolio - FMR U.K., FMR Far East, and FIJ.

With respect to VIP Contrafund® Portfolio and VIP Mid Cap Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”) and FRAC. FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Master Funds (discretionary services).

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Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

•                  FMR pays FMR U.K. and FRAC fees equal to 110% and 105%, respectively, of FMR U.K.’s and FRAC’s costs incurred in connection with providing investment advice and research services.

•                  FRAC pays FIJ a fee equal to 100% of FIJ’s costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

On behalf of VIP Contrafund® Portfolio and VIP Mid Cap Portfolio, under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

•                  FMR pays FMR U.K. and FRAC a fee equal to 50% of its monthly management fee with respect to the fund’s average net assets managed by the sub-adviser on a discretionary basis.

•                  FRAC pays FIJ a fee equal to 105% of FIJ’s costs incurred in connection with providing investment advisory and order execution services for a fund to FRAC.

For more information regarding the sub-advisers of the Master Funds and for information regarding the Master Funds’ Portfolio Manager’s compensation, other accounts managed by the Master Funds’ Portfolio Managers and each Master Funds’ Portfolio Manager’s ownership of securities in the Portfolios, see the Master Funds’ statement of additional information which is delivered together with this SAI.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC, ING Funds Services, LLC has agreed to provide all administrative services in support of the Feeder Portfolios and is responsible for the supervision of the Company’s other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days’ written notice. As compensation for its services, ING Funds Services, LLC receives a monthly fee from each Feeder Portfolio at an annual rate of 0.05% based on the average daily net assets of each Feeder Portfolio. If a Feeder Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Feeder Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and 0.17%, respectively, of average daily net assets for ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Growth Portfolio, ING Fidelity® VIP Equity-Income Portfolio and ING Fidelity® VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company.

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

CUSTODIAN

The Bank of New York (“BONY”), One Wall Street, New York, New York, serves as custodian of the assets of the Feeder Portfolios. BONY does not participate in determining the investment policies of a Feeder Portfolio or in deciding which securities are purchased or sold by a Feeder Portfolio.

TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as transfer agent to the Feeder Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Feeder Portfolios. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

LEGAL COUNSEL

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

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PRINCIPAL UNDERWRITER

The Company has entered into a Distribution Agreement (“Agreement”) pursuant to which ING Funds Distributor, LLC (“Distributor”), 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, a subsidiary of ING, serves as principal underwriter for the continuous offering of shares of the Feeder Portfolios. The Agreement may be continued from year-to-year if approved annually by the Directors or by a vote of holders of a majority of each Feeder Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Feeder Portfolio’s shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Feeder Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

BROKERAGE AND RESEARCH SERVICES

For information regarding portfolio brokerage of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

PORTFOLIO TURNOVER

The portfolio turnover of each Master Fund is described in the Master Funds’ statement of additional information which is delivered together with this SAI.

DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Company to issue 13,600,000,000 shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Feeder Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares. The Initial Shares of the Feeder Portfolios are not being offered at this time. The following describes Service Shares and the Adviser Shares classes of the Feeder Portfolios.

Each Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Feeder Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Feeder Portfolio and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Service Class shares of a Feeder Portfolio are intended for distribution network, including qualified retirement plans offered through an annuity contract or custodial account, if applicable. Service Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio’s Service Class held by customers of such Service Organizations.

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Adviser Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account, if applicable. Adviser Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Feeder Portfolio’s Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to:  compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Adviser Class and Service Class shares of a Feeder Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class and Service Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio’s Adviser Class and Service Class held by customers of such Service Organizations.

The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2006:

Feeder Portfolios	Fees paid out in dollars
	Adviser Class	Service Class
ING Fidelity® VIP Contrafund® Portfolio
Advertising	$1	$16
Printing	8	307
Salaries & Commissions	6,834	251,367
Broker Servicing	95	3,444
Miscellaneous	318	11,506
Total	$7,255	$266,640
ING Fidelity® VIP Growth Portfolio
Advertising	$—	$1
Printing	0	27
Salaries & Commissions	30	22,176
Broker Servicing	0	327
Miscellaneous	1	1,132
Total	$31	$23,663
ING Fidelity® VIP Equity-Income Portfolio
Advertising	$0	$2
Printing	2	44
Salaries & Commissions	1,289	36,495
Broker Servicing	17	515
Miscellaneous	58	1,742
Total	$1,366	$38,799
ING Fidelity® VIP Mid Cap Portfolio
Advertising	$0	$3
Printing	4	61
Salaries & Commissions	2,950	51,537
Broker Servicing	42	714
Miscellaneous	141	2,373
Total	$3,136	$54,688

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Shareholders of the Adviser Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Feeder Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser Class shares after the exchange. Shareholders of Service Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Feeder Portfolios that offer Service Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Feeder Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

RULE 12B-1 PLANS OF THE MASTER FUNDS

Each Master Fund has entered into a distribution agreement with Fidelity Distributors Corporation (“FDC”), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Master Funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees of the Master Funds have approved Distribution and Service Plans on behalf of Service Class 2 shares of each Master Fund (“Plans”) pursuant to Rule 12b-1 under the 1940 Act (“Rule”). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class 2 shares and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the Master Funds of distribution expenses.

Under each Plan, if the payment of management fees by the Master Fund to FMR is deemed to be indirect financing by the Master Fund of the distribution of its shares, such payment is authorized by each Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Service Class 2 of the Master Fund and variable product owners. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class 2 shares, additional sales of Service Class 2 shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class 2 Plan does not provide for specific payments by Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each Master Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

For additional information regarding the Master Fund Plans, see the Master Funds’ prospectus and statement of additional information which are delivered along with this SAI.

45

FUND PARTICIPATION AGREEMENT

The Company, on behalf of the Feeder Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Feeder Portfolios and the insurance company separate accounts that will offer the Feeder Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts. The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Master Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a “Mixed and Shared Funding Order” from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.

Under the terms of the Fund Participation Agreements, the Master Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Feeder Portfolios if such action is required by law, or if the Board of Trustees of the Master Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Master Series and its shareholders or in response to the order of an appropriate regulatory authority. In addition, the Company reserves the right to terminate purchases of shares of the Master Funds by the Company and the Feeder Portfolios if such action is required bylaw, or if the Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate regulatory authority.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Feeder Portfolios are the insurance companies for their separate accounts using the Feeder Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Feeder Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

The Company, on behalf of each Feeder Portfolio, is a shareholder of each corresponding Master Fund. In the event that a Master Fund solicits the vote or consent of its shareholders, the Company will hold a meeting of shareholders of the corresponding Feeder Portfolio and will cast all of its votes in the Master Fund in the same proportion as the votes cast by the Feeder Portfolio’s shareholders. Shares for which no voting instructions are received will be voted in the same proportion as those shares for which instructions are received.

NET ASSET VALUE

Determination of Net Asset Value of the Feeder Portfolios

The net asset value (“NAV”) per share for each class of each Feeder Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless

46

otherwise designated by the NYSE). The Feeder Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends, all national holidays and Good Friday. Feeder Portfolio shares will not be priced on those days. The NAV per share of each class of each Feeder Portfolio is calculated by taking the total value of a Feeder Portfolio’s securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other cost (including dividends and interest accrued but not collected) attributable to that class, subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding. The NAV of the Feeder Portfolios is determined based upon the NAV of the Master Funds.

Determination of Net Asset Value of The Master Funds

Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with the SAI.

PERFORMANCE INFORMATION

The Company may, from time to time, include the yield of the Feeder Portfolios, and the total return of the Feeder Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Feeder Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Feeder Portfolio offers its shares.

Quotations of yield for the Feeder Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd  + 1)^(6) - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Feeder Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Feeder Portfolio over certain periods that will include periods of one, five and ten years (or, if less, up to the life of a Feeder Portfolio), calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Feeder Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following is the average annual total return for the periods indicated ended December 31, 2006 for each Feeder Portfolio of the Company:

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	1 Year		5 Years	Since Inception of Portfolios
ING Fidelity® VIP Contrafund® Portfolio
Adviser Class	10.78%		N/A	14.28%
Service Class	11.16%		N/A	14.65%

ING Fidelity® VIP Growth Portfolio
Adviser Class	5.89	%(1)	N/A	5.87	%(1)
Service Class	6.19%		N/A	6.33%

ING Fidelity® VIP Equity-Income Portfolio
Adviser Class	19.14%		N/A	12.49%
Service Class	19.61%		N/A	12.95%

ING Fidelity® VIP Mid Cap Portfolio
Adviser Class	11.77%		N/A	16.55%
Service Class	12.15%		N/A	16.87%

(1)          On May 5, 2006, all outstanding shares of Adviser Class were fully redeemed. On October 30, 2006, Adviser Class re-commenced operations. The returns for Adviser Class include the performance of Service Class ,adjusted to reflect the higher expenses of Adviser Class, for the period from May 6, 2006 to October 29, 2006.

Each Feeder Portfolio may be categorized as to its market capitalization make-up (“large cap,” “mid cap” or “small cap”) with regard to the market capitalization of the issuers whose securities it holds. A Feeder Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Feeder Portfolio’s characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Feeder Portfolio’s various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a portfolio’s market risk; a Beta of 1.10 indicates that a Feeder’s Portfolio’s returns tended to be 10% higher than the market return during periods in which market returns were positive. The converse is also true:  a Beta of 0.90 indicates that the Portfolio’s returns tended to be 10% lower than the market return during periods in which market returns were negative.

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average (“DJIA”), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap Index, the Russell Midcap Growth Index, the Russell 1000 Index, the Russell 1000 Growth, the Russell 1000 Value, the Russell 2000 Index, the Russell 3000 Index, the Wilshire Real Estate Securities Index or other indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including: (i) the ranking of any Feeder Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a Feeder Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Investment Adviser, the investment adviser of the Master Funds, or affiliates of the Trust, the Investment Adviser, including: (i) performance rankings of other mutual funds managed by the investment adviser, or the individuals employed by CRMC who exercise responsibility for the day-to-day management of a Feeder Portfolio or Master Fund, including rankings of

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mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Investment Manager to the Trust, including information related to the selection and monitoring of investment advisers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Feeder Portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Feeder Portfolio will not take into account charges and deductions against any Separate Accounts to which a Feeder Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Feeder Portfolio reflects only the performance of a hypothetical investment in a Feeder Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of a Feeder Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAX STATUS

Shares of the Feeder Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contract and to the Feeder Portfolios’ Manager and its affiliates. Shares will generally not be offered to other investors.

Each Feeder Portfolio that has commenced operations has qualified (any Feeder Portfolio of the Fund that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”). To qualify for that treatment, a Feeder Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly-traded partnership, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Feeder Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to anyone issuer, do not exceed 5% of the value of the Feeder Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Feeder Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which a Feeder Portfolio controls which are engaged in the same or similar trades or businesses or related trade or businesses, or of one or more qualified publicly traded partnerships. If each Feeder Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Feeder Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Each Feeder Portfolio intends to do so through its investment in the applicable Master Fund. Specifically, each Feeder Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by anyone investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Feeder Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817 (h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held. All securities of the same issuer, all interests in the same real property project, and all interest in the

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same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then: (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified;” and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. The arrangements concerning these Feeder Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract’s proportionate share of the assets of the separate account. You should review your variable contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If a Feeder Portfolio or Master Fund fails to qualify to be taxed as a regulated investment company, the Feeder Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Feeder Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Feeder Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Feeder Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Feeder Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Feeder Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Feeder Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

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The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Feeder Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments - Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes. Owners of Variable Contracts investing in such Feeder Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Feeder Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Feeder Portfolio making such investments. Owners of Variable Contracts investing in such Feeder Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Feeder Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Feeder Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The Company was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Company is an open-end management investment company and currently consists of 37 investment portfolios. The capitalization of the Company consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Company’s shareholders. When issued in accordance with the terms of the Articles of Incorporation, shares are fully paid, redeemable, freely transferable, and non-assessable by the Company. Shares do not have preemptive rights, conversion rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

Purchase of Shares

Shares of a Feeder Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Feeder Portfolios serving as investment mediums for variable contracts. Shares of the Feeder Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Company currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Company’s shares to separate accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Company might at

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sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Company are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Company. This might force the Company to sell securities at disadvantageous prices.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio’s shares.

Shares of each Feeder Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Company.

Redemption of Shares

Shares of any Feeder Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Feeder Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Feeder Portfolio to make payment wholly or partly in cash, the Feeder Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Feeder Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio’s shares.

Exchanges

Shares of each Feeder Portfolio may be exchanged for shares of another Feeder Portfolio of the same class. Exchanges are treated as a redemption of shares of one Feeder Portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective net asset values per share of each Feeder Portfolio on the date of the exchange. The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable contract owners do not deal directly with the Company with respect to the purchase, redemption, or exchange of shares of a Feeder Portfolio, and should refer to the prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Feeder Portfolio.

The Company reserves the right to discontinue offering shares of one or more Feeder Portfolios at any time. In the event that a Feeder Portfolio ceases offering its shares, any investments allocated by an insurance company to such Feeder Portfolio may be invested in one or more portfolios in the ING Funds.

Registration Statement

This SAI and the accompanying Prospectus do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

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Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Reports to Shareholders

The fiscal year of the Company ends on December 31. Each Feeder Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report thereon for the Feeder Portfolios are included in the Company’s annual shareholder report as of and for the period ended December 31, 2006, and have been incorporated by reference into this SAI.

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APPENDIX A

A-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003
Revision Date:  March 2, 2007

I.                                       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.  Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager — Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.           INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                             GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees.  If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis.  However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                   WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)                   WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                   Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                   Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                   When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                   The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                   Only if the director’s legal expenses would be covered.

2.          Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.          Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors.  If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.          Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.          Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.             Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•                  Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.                              State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                       Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.                       Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                       Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                    bundled slates of nominees (e.g., Hong Kong or France);

•                    simultaneous reappointment of retiring directors (e.g., South Africa);

•                    in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                    nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.  Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•                  are administered by potential grant recipients;

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•                  vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          equity award valuation triggering a negative recommendation from the Agent; or

(4)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided.  Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•                  Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

(800) 992-0180

Statement of Additional Information

April 30, 2007

ING Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

Adviser Class, Initial Class, Service Class and Class T

This Statement of Additional Information (“SAI”) related to the series listed above (each, a “Portfolio” and collectively, the “Solution Portfolios”) of ING Partners, Inc. (“Company”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios dated April 30, 2007, that provide the basic information you should know before investing in the Solution Portfolios, may be obtained without charge from the Solution Portfolios or the Portfolios’ principal underwriter, ING Funds Distributor, LLC (“Funds Distributor” or “Distributor”), at the address written above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses each dated April 30, 2007, which have been filed with the U.S. Securities and Exchange Commission (“SEC”). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. The Solution Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2006, are incorporated herein by reference. Copies of the Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number above.

Shares of the Solution Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”). The Solution Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), and any investment adviser to the Solution Portfolios in connection with the creation or management of the Solution Portfolios. Shares of the Portfolios are currently offered to Variable Contracts that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser (“ADV”) Class, Initial (“I”) Class, Service (“S”) Class, and Class T shares of the Solution Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Solution Portfolios’ securities and some investment techniques. Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio or Underlying Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser or a sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio or Underlying Fund. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE COMPANY

The Company is a Maryland corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is an open-end, diversified management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Company currently has authorized 37 Portfolios; however, not all of the portfolios offered are in this SAI. The following Portfolios are described in this SAI:  ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and the ING Solution 2045 Portfolio.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio’s  outstanding voting securities as defined by the 1940 Act as  the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of the shares of that Portfolio’s outstanding voting securities are present in person or by proxy; or (ii) more than 50% of that Portfolio’s  outstanding voting securities.

As a matter of fundamental policy, no Portfolio will:

1. With respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result: (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. “Concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. government, its agencies or instrumentalities).

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3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

7.             Issue any senior security (as defined in the 1940 Act), except that: (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities.

8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

The Portfolios normally invest all of their assets in shares of other ING Funds (“Underlying Funds”), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolios do not invest directly in securities. However, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.

Investment Policies and Practices

U.S. Government Securities - The Underlying Funds may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as “instrumentalities”. The obligations of U.S. government agencies or instrumentalities in which an Underlying Fund may invest may or may not be guaranteed or supported by the “full faith and credit” of the United States. Full faith and credit means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Underlying Funds will invest in securities of U.S. government agencies or instrumentalities only if the Underlying Fund’s sub-adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Underlying Funds also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and

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Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”).

Municipal Securities – Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Municipal Lease Obligations – Certain Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Underlying Fund’s investment adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Underlying Fund’s sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Custodial Receipts and Trust Certificates - Certain Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”). In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

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Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Banking Industry And Savings Industry Obligations - Certain Underlying Funds may invest in: (1) certificates of deposit, time deposits, bankers’ acceptances and other short-term debt obligations issued by commercial banks; and (2) certificates of deposit, time deposits and other short-term debt obligations issued by savings and loan associations (“S&Ls”). Certain Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions

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and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven (7) days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Loan Participations— Certain Underlying Funds may invest in loan participations, subject to the Underlying Fund’s limitation on investments in illiquid investments. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Underlying Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which an Underlying Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

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A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s share price and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund’s sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Underlying Funds. For example, if a loan is foreclosed, an

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Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

Delayed Funding Loans and Revolving Credit Facilities - Certain Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Underlying Fund’s sub-adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. Certain Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

To Be Announced (“TBA”) Sale Commitments - TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

“When-Issued” Securities - The Underlying Funds may purchase securities on a “when-issued” or on a “forward delivery” basis. When an Underlying Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.

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For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the “when-issued” or “forward delivery” securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for “when-issued” or “forward delivery” securities, an Underlying Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or less than an Underlying Fund’s payment obligation).

Securities Lending - Each Underlying Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments. The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.

Common Stock and Other Equity Securities - Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

The Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Underlying Fund’s sub-adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Preferred Securities - The Underlying Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Convertible Securities - Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. In evaluating a

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convertible security, each Underlying Fund’s sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Corporate Debt Securities - Certain Underling Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Fund will not accrue any income on these securities prior to delivery. The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Fund’s sub-adviser of the Underlying Fund.

Corporate Asset-Backed Securities - Certain Underlying Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed

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on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

High-Yield Bonds – Certain Underlying Funds may invest in high-yield bonds. “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high-yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Many of the outstanding high- yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery. In the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

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The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which an Underlying Fund could sell a high-yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market. When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high- yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

Inflation-Indexed Bonds – Certain Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the portfolio’s gross income. Due to original issue discount, the portfolio may be required to make annual distributions to shareholders that exceed the cash received, which may cause the portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Corporate Reorganizations - Certain Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund’s sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

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Repurchase Agreements— The Underlying Funds may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund’s sub-adviser has determined to be of comparable creditworthiness. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities. If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

Reverse Repurchase Agreements - Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Underlying Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Fund’s outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

Mortgage Dollar Roll Transactions - Certain Underlying Funds may engage in mortgage dollar roll transactions. A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to an Underlying Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good

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delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Segregated Accounts - When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund’s obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Floating and Variable Rate Instruments - Certain Underlying Funds may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. An Underlying Fund’s sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Underlying Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, an Underlying Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Illiquid Securities – Certain Underlying Funds may invest in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund’s Board of Directors/Trustees.

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Restricted Securities - Certain Underlying Funds also may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) (“restricted securities”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). An Underlying Fund’s Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund’s limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to “QIBs.” Nonetheless, a small market exists for trading 144A securities. An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Borrowing - Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund’s shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Lending of Portfolio Securities - In order to generate additional income, certain Underlying Funds may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Underlying Funds and are collateralized by cash, securities or letters of credit. The Underlying Funds might experience a loss if its financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Underlying Funds cash or cash equivalent collateral or provide to the Underlying Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Underlying Funds any interest paid on such securities, and the Underlying Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Underlying Funds or the borrower at any time. The Underlying Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

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Portfolio Hedging - Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with “derivatives.”  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity. Hedging transactions involve certain risks. There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge. If the Underlying Fund does not correctly predict a hedge, it may lose money. In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions.

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Underlying Fund’s sub-adviser’s view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Underlying Funds pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Underlying Fund’s net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value

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of the Underlying Fund’s other assets. Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the Investment Adviser deems it appropriate to do so. The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.

Real Estate Investment Trusts (“REITs”) - Certain Underlying Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (“Code”). An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Initial Public Offerings (“IPOs”) – Certain Underlying Funds may invest in IPOs. IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter, due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Underlying Fund’s sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds’ shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds’ performance when the Underlying Funds’ asset bases are small. Consequently, IPOs may constitute a significant portion of the Underlying Funds’ returns particularly when the Underlying Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds’ assets as it increases in size and therefore have a more limited effect on the Underlying Funds’ performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price,

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but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

Small Companies - Certain Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund’s manager or an affiliate or client of an Underlying Fund’s manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms or at more favorable prices, than the Underlying Fund which it manages.

Unseasoned Companies - Certain Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Funds - Certain Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund’s ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Strategic Transactions - Certain Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also

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be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Underlying Fund’s sub-adviser’s ability to predict, which cannot be assured, pertinent market movements. The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Special Situations - A special situation arises when, in the opinion of an Underlying Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Foreign Equity Securities - Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital

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base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Equity Debt Securities Issued or Guaranteed by Supranational Organizations - Certain Underlying Funds may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Foreign Currency Transactions - Certain Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Currency Contracts - Certain Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to

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preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying

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Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Foreign Debt Securities, Brady Bonds— Certain Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring

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arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Principal Exchange Rate Linked Securities (“PERLsSM”) - Certain Underlying Funds may invest in PERLsSM. PERLsSM  are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper - Certain Underlying Funds may invest in performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and

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maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Depositary Receipts - Certain Underlying Funds may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other securities representing interests in securities of foreign companies (collectively, “Depository Receipts”). ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. An Underlying Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund’s custodian in five days. An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as “foreign securities” for purposes of the limitations on such investments.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Passive Foreign Investment Companies (“PFICs”) - Certain Underlying Funds may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Underlying Funds are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

Other Investment Companies – Certain Underlying Funds may invest in other investment companies. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When an Underlying Fund invests in other investment companies, shareholders

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of the Underlying Fund bear their proportionate share of the underlying investment companies fees and expenses.

Exchange-Traded Funds (“ETFs”) – An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETF’s, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Holding Company Depositary Receipts (“HOLDRs”) – HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”) – Certain Underlying Funds are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Fund’s assets across a broad range of equity securities.

To the extent the Underlying Fund invests in securities of other investment companies, Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Underlying Fund may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Underlying Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

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The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

Senior Loans - Certain Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower

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prior to sale or assignment. These consent requirements may delay or impede a Portfolio’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Warrants - Certain Underlying Funds may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Foreign Currency Warrants - Foreign currency warrants such as Currency Exchange Warrants(SM) (“CEWs(SM)”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the European euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum

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amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. Generally, the initial public offering price of foreign currency warrants is considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Zero Coupon, Deferred Interest and PIK Bonds - Fixed income securities that the Underlying Funds may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

Short-term Corporate Debt Securities and Commercial Paper - Certain Underlying Funds may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Collateralized Debt Obligations - Certain Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from

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default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Company’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Securities - Certain Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Lower Rated Fixed-Income Securities - Certain Underlying Funds may invest in lower rated fixed income securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Group (“S&P”) or by Fitch IBCA, Investors Service (“Fitch”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

Certain Underlying Funds may also invest in high-yield, below investment grade fixed income securities, which are rated Ba or lower by Moody’s or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Underlying Funds. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which

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react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market’s perception of their credit quality. Therefore, the Underlying Fund’s sub-adviser’s judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an Underlying Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an Underlying Fund may receive a capital loss on its investment if the security was purchased at a premium and an Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Underlying Fund.

While an Underlying Fund’s sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Underlying Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Underlying Fund’s sub-adviser’s own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Underlying Fund’s sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above.

Short Sales - A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Underlying Fund’s sub-adviser believes that a decline in the price of a particular security or group of securities is likely. The Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box - A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Underlying Fund.

Mortgage-Related Securities - Certain Underlying Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Commercial Mortgage-Backed Securities - Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family

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mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (GNMA), the Federal National Mortgage Securities (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans:  (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on

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payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”): ARMs are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations (“CMOs”):  CMOs are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or “tranches.”  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Underlying Funds consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Underlying Fund’s investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. Each Underlying Fund limits its investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

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The Underlying Funds may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. The Underlying Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities:  Certain Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts

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for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund’s sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund’s sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Underlying Fund’s sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if

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any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Stripped Mortgage-Backed Securities - Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in,

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mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Foreign-Related Mortgage Securities - Certain Underlying Funds may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Asset-Backed Securities - Certain Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail

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installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables (“ALRs”). ALRs are generally structured as a passthrough trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

Hybrid Instruments - Certain Underlying Funds may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy

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would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund. Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

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Swaps, Caps, Floors and Collars - Among the transactions into which certain Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. An Underlying Fund may also enter into options on swap agreements (“swap options”). An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date. An Underlying Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain Underlying Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, an Underlying Fund’s sub-adviser and the Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. An Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Underlying Fund’s sub-adviser. If there is a default by the counterparty, an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Certain Underlying Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, the Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

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Certain Underlying Funds may also enter into options on swap agreements (“swap options”). A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Underlying Funds by the Internal Revenue Code may limit an Underlying Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option, the Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Eurodollar and Yankee Dollar Instruments - Certain Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments

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involve risks that are different from investments in securities issued by U.S. issuers. See “Foreign Investments.”

Municipal Bonds - Certain Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds share the attributes of debt/fixed income securities in general, but are usually issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. An Underlying Fund also may purchase Municipal Bonds due to changes in the Underlying Fund’s sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect an Underlying Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private

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placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund’s Municipal Bonds in the same manner.

Inflation-Indexed Bonds - Certain Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of

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goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-linked Bonds - Certain Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

Industrial Development and Pollution Control Bonds - Certain Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Participation on Creditors Committees - Certain Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Underlying Fund’s sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Credit-Linked Notes - Certain Underlying Funds may invest in credit-linked notes (“CLN”). One party with a credit option, or risk, linked to a second party, generally issues a CLN   The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of

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the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Trust-Preferred Securities - Certain Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

Options on Securities - Certain Underlying Funds may purchase and write (sell) call and put options on securities. An Underlying Fund may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. An Underlying Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk.

An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by an Underlying Fund is “covered” if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if an Underlying Fund holds a call on the same security and in the same principal amount as the call sold when the exercise

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price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by an Underlying Fund, the Underlying Fund will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Underlying Fund maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Underlying Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and

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in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

An Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Underlying Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and

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adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Options on Stock Indices - Certain Underlying Funds may purchase and sell call and put options on stock indices. An Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although an Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. An Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

An Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. An Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

An Underlying Fund will receive a premium from selling a put or call option, which increases the Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which an Underlying Fund has sold a call option falls or remains the same, the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Underlying Fund’s stock investments. By selling a put option, the Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

An Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not

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increase, the Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts - Certain Underlying Funds may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Purchases or sales of stock index futures contracts are used to attempt to protect the Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices. For example, an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in

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order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Investment in Gold and Other Precious Metals - Certain Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price. When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage. An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Options on Futures Contracts - Certain Underlying Funds may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market

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clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are sold or purchased by an Underlying Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over-the-counter or on an electronic trading facility.

An Underlying Fund may sell call options on futures contracts only if it also: (a) purchases the underlying futures contract; (b) owns the instrument, or instruments included in the index, underlying the futures contract; or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on futures contracts only if it also: (A) sells the underlying futures contract; (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by an Underlying Fund, the Underlying Fund will be required to sell the underlying futures contract, which if the Underlying Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by an Underlying Fund is exercised, the Underlying Fund will be required to purchase the underlying futures contract which, if the Underlying Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Underlying Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Underlying Fund’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Underlying Fund intends to purchase. If a put or call option the Underlying Fund has sold is exercised, the Underlying Fund will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Underlying Fund’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of

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portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Underlying Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Forward Contracts on Foreign Currency - Certain Underlying Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire. The Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Underlying Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Underlying Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund’s sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Underlying Fund may sell the currency through a forward contract if the Underlying Fund’s sub-adviser believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account  (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Underlying Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

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An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund’s sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Options on Foreign Currencies - Certain Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where the Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The

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Underlying Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

Risk of Imperfect Correlation of Hedging Instruments with an Underlying Fund’s Securities - An Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund’s securities. In the case of futures and options based on an index, the Underlying Fund will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Underlying Fund would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Underlying Fund has a position and the portfolio securities the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Underlying Fund is subject to the risk of market movements between the time

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that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Underlying Fund may not be fully covered. As a result, the Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund’s holdings. When an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Underlying Fund may not fully protect it against risk of loss and, in any event, the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Underlying Fund with two simultaneous

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premiums on the same security, but involve additional risk, since the Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Underlying Fund, and the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Underlying Fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Underlying Fund or decreases in the prices of securities or other assets the Underlying Fund intends to acquire. Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Underlying Funds’ sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Funds.

Risks of Options on Futures Contracts - The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market

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described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges -Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over-the-counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Underlying Fund’s

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ability to enter into desired hedging transactions. The Underlying Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund’s sub-adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts - Each Underlying Fund will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund’s assets (the “SEC illiquidity ceiling”). Although the Underlying Fund’s sub-adviser may disagree with this position, each Underlying Fund’s sub-adviser intends to limit the Underlying Funds’ selling of over-the-counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Underlying Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio’s investment objective.

Temporary Defensive Investments - For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed income securities (including

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short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

Portfolio Turnover - Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Underlying Fund’s sub-adviser believes that such a disposition is consistent with the portfolios investment objective. Underlying Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

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MANAGEMENT OF THE COMPANY

Directors

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors (“Board”) according to the applicable laws of the State of Maryland and the Company’s Articles of Incorporation. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio and review each Portfolio’s performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner and Roger B. Vincent. The Executive Officers of the Company are Shaun P. Mathews, Stanley D. Vyner, Michael J. Roland, Joseph M. O’Donnell, Robert S. Naka,  Denise Lewis, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, Kimberly K. Palmer, Maria M. Anderson, Laurie M. Tillinghast, Ernest J. C’DeBaca and Robert Terris.

Set forth in the table below is information about each Director of the Company.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director
Independent Directors
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	November 1997 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(4) (September 1989 – November 2005).	176	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	176	Wisconsin Energy (June 2006 –Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	176	Midamerica Financial Corporation (December 2002 – Present).
R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2005 – Present	President, College of New Jersey (January 1999 – Present).	176	None.

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)(3)	Other Directorships/Trusteeships Held by Director
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	March 2002 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	176	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).
Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Director	January 2005 – Present	Private Investor (June 1997 – Present).	176	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director	January 2006 – Present	Consultant (May 2001 – Present).	176	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).
David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	176	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present)
Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	January 2005 – Present	President, Springwell Corporation (March 1989 – Present).	176	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).
Directors who are “Interested Persons”
John G. Turner(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Retired.	176	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the of 1940 Act, (“Independent Directors”), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          As of December 31, 2006.

(3)          For the purposes of this table, “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund;  ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust;  ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust;  and ING Partners, Inc.

(4)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

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(5)          Mr. Turner  is deemed to be an  “interested person,” as defined by the Investment Company Act of 1940, because of his affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Directed Services, LLC, and the Distributor, ING Funds Distributor, LLC.

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Officers

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 – Present)(4); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2005 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 56	Executive Vice President	January 2005 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 – January 2003).

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 – Present January 2005 – Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC (3) and ING Investments LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 – March 2006).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 – Present January 2005 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 – March 2005).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 37	Senior Vice President	May 2006 – Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 36	Senior Vice President	May 2006 – Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2005 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).
Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 – Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (July 1995 - Present); Vice President (February 1996 – Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Laurie M. Tillinghast 10 State House Square, SHS-13 Hartford, Connecticut 06103 Age: 54	Vice President	May 2003 – Present

Senior Vice President, ING Investments, LLC(2) (March 2006 – Present) and Vice President, ING Life Insurance and Annuity Company (December 2000 - Present). Formerly, Vice President, Aetna Retirement Services, Fund Strategy and Management (December 1995 - December 2000); and Director and President, ING Partners, Inc. (November 1997 – May 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC (3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2005 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 – Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)          The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

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(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          Mr. Mathews commenced service as CEO and President on November 9, 2006.

(5)          Directed Services LLC is the successor in interest to Directed Services, Inc.

(6)          ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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Board

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios’ activities, review contractual arrangements with companies that provide services to each Portfolio and review each Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and Valuation, Proxy and Brokerage Committee also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, as amended. The following Directors serve as members of the Executive Committee:  Messrs. Turner, Vincent and Patton. Mr. Patton serves as Chairperson of the Executive Committee. The Executive Committee held no meetings during the fiscal year ended December 31, 2006.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Putnam and Vincent. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the adviser’s usage of the Company’s brokerage and the adviser’s compliance with changing regulation regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. Boyer and Patton. Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee. The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended December 31, 2006.

The Board has a Nominating and Governance Committee (formerly, the Nominating Committee)  for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending

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modifications to the committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios’ Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Messrs. Kenny, Patton, Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held one (1) meeting during the fiscal year ended December 31, 2006.

The Board has an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the Domestic Equity Funds currently consists of five (5) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, as amended:  Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the Domestic Equity Funds Investment Review Committee. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended December 31, 2006. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors: Ms. Pressler, Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer serves as Chairperson of the  International/Balanced/Fixed Income Funds Investment Review Committee. The Investment Review Committee for the International/Balanced/Fixed Income Funds held seven (7) meetings during the fiscal year ended December 31, 2006.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors:

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Messrs. Kenny, Putnam, Boyer, Earley and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2006.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of six (6) Independent Directors: Msses. Chadwick and Pressler and Messrs. Boyer, Kenny, Patton and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended December 31, 2006.

Compensation of Directors

Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any committee meeting attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer and a meeting fee component.

Each Portfolio pays each Director who is not an interested person a pro rata share, as described below of:  (i) an annual retainer of $45,000 (Msses. Chadwick and Pressler and Messrs. Patton, Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each receive an additional annual retainer of $10,000, $15,000, $30,000, $20,000, $20,000, $10,000, $20,000 and $10,000(1), respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the portfolios/funds managed by the Investment Adviser or its affiliates, Directed Services, LLC (“DSL”) and ING Investments, LLC, for which the Directors serve in common as Directors/Trustees.

The following table sets forth information provided by the Portfolios’ investment adviser regarding compensation of Directors by each Portfolio and other portfolios/funds managed by DSL and its affiliates for the fiscal year ended December 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Portfolio or any other portfolios/funds managed by the investment adviser or its affiliates.

(1)  The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

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Compensation Table(1)

The following table describes the compensation received by the Directors for the fiscal year ended December 31, 2006.

	Aggregate Compensation From Solution Portfolios					Pension or Retirement Benefits Accrued As	Estimated	Total Compensation From Registrant
Name of Person, Position	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio	Part of Company Expenses	Annual Benefits Upon Retirement (1)	and Fund Complex Paid to Directors(2)(3)
John V. Boyer Director	$78	$279	$424	$312	$154	N/A	N/A	$200,000
Patricia W. Chadwick Director	$61	$217	$327	$242	$120	N/A	N/A	$143,000
Patrick W. Kenny Director	$69	$248	$377	$277	$137	N/A	N/A	$178,000
Walter H. May(4) Director	$68	$244	$370	$272	$135	N/A	N/A	$174,000
Thomas J. McInerney(5) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Director	$82	$293	$445	$327	$162	N/A	N/A	$208,000
Sheryl K. Pressler Director	$62	$221	$336	$247	$123	N/A	N/A	$155,000
David W.C. Putnam Director	$53	$189	$288	$212	$105	N/A	N/A	$137,000
John G. Turner (6) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Richard A. Wedemeyer(7) Director	$19	$80	$177	$86	$42	N/A	N/A	$311,050
Barbara Gitenstein Director	$60	$216	$328	$241	$120	N/A	N/A	$156,000
J. Michael Earley Director	$66	$236	$356	$264	$131	N/A	N/A	$158,000
Roger Vincent Director	$80	$287	$438	$321	$159	N/A	N/A	$211,000

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(1)          The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

(2)          Represents compensation from 176 funds (total in complex as of December 31, 2006).

(3)          Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

(4)          Retired from the Board effective January 11, 2007.

(5)          Resigned from the Board effective April 28, 2006.

(6)          “Interested Person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the Distributor, ING Funds Distributor, LLC. Officers and Directors who are interested persons do not receive any compensation from the Company.

(7)          Retired as a Director on May 25, 2006.

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Ownership of Portfolio Shares

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times (“Policy”). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes: (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios’ deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

The following table describes each Director’s ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios for the calendar year ended December 31, 2006.

	Dollar Range of Equity Securities in Each Portfolio					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Name of Director	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
Independent Directors
John V. Boyer	$0	$0	$0	$0	$0	$0
Patricia W. Chadwick(1)	$0	$0	$0	$0	$0	Over $100,000
J. Michael Earley	$0	$0	$0	$0	$0	$50,001 - $100,000
R. Barbara Gitenstein	$0	$0	$0	$0	$0	$50,001- 100,000
Patrick W. Kenny	$0	$0	$0	$0	$0	$10,001 - $50,000, $50,001 - $100,000(2)
Walter H. May(3)	$0	$0	$0	$0	$0	Over $100,000
Jock Patton	$0	$0	$0	$0	$0	Over $100,000
Sheryl K. Pressler(1)	$0	$0	$0	$0	$0	$50,001 - $100,000(2)
David W. C. Putnam	$0	$0	$0	$0	$0	Over $100,000
Roger B. Vincent	$0	$0	$0	$0	$0	Over $100,000, $50,001 - $100,000(2)
Director who is an “Interested Persons”
John G. Turner	$0	$0	$0	$0	$0	Over $100,000

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(1)  Commenced services as a Director on January 18, 2006.

(2)  Funds held in Deferred Compensation Account.

(3)  Retired as a Director on January 11, 2007.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Solution Portfolios (not including registered investment companies) as of December 31, 2006.

Name of Director	Name of Owners And Relationship To Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Independent Directors
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick(1)	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
R. Barbara Gitenstein	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Walter H. May(2)	N/A	N/A	N/A	N/A	N/A
Jock Patton	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(1)	N/A	N/A	N/A	N/A	N/A
David W. C. Putnam	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

(1)  Commenced Services as a Director on January 18, 2006.

(2)  Retired as a Director on January 11, 2007

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CODE OF ETHICS

The Solution Portfolio’s Board, DSL (as Adviser) and the Distributor (as principal underwriter) have  adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio (“Codes”). The Codes allow trades to be made in securites that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these Codes may be obtained by calling the Commission’s Public Reference Room at 1-202-942-8090. Copies of the Codes may also be obtained on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities. The Company’s proxy voting procedures provide that funds-of-funds, including the Solution Portfolios, will “echo” vote their interests in Underlying Funds. This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to DSL, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Company’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix B. Information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds’ website at http://www.ingfunds.com or by accessing the SEC’s EDGAR database at http://www.sec.gov.

DISCLOSURE OF THE SOLUTION PORTFOLIOS’ PORTFOLIO SECURITIES

The Solution Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Solution Portfolios’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 30 days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the calendar month (e.g., the Solution Portfolios will post the month-end June 30 holdings on July 30). Each Portfolio also compiles a list composed of its ten largest holdings. (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

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Investors (both individual and institutional), financial intermediaries that distribute the Solution Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on ING’s website, a Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Solution Portfolios’ independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Solution Portfolios;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Solution Portfolios;

•                  to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Solution Portfolios; or

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Company’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Solution Portfolios’ portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ investment adviser, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or their principal underwriter, on the other. Such Policies authorize the Solution Portfolios’ administrator to implement the Company’s Board’s policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Solution Portfolios’ shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, principal underwriter and their affiliates. The Company’s Board has authorized the senior officers of the Solution Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Solution Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

The Solution Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios’ portfolio holdings:

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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Company’s Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Solution Portfolios and their shareholders. The Company’s Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving any of the Solution Portfolios will be disclosed to the Company’s Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Solution Portfolios, DSL, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other investment companies. ING Life Insurance and Annuity Company may be deemed a control person of the Company in that certain of its separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of April 5, 2007, the following owned of record or, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of the Solution Portfolios:

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	9%	3%
ING Solution Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	91%	31%
ING Solution Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	72%	5%
ING Solution Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	27%	2%
ING Solution Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	5%	3%
ING Solution Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	93%	52%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution Income	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Class T	47%	0.9%
ING Solution Income	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Class T	53%	1%
ING Solution Income 2015	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	15%	4%
ING Solution Income 2015	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	85%	27%
ING Solution Income 2015	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	54%	3%
ING Solution Income 2015	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	46%	3%
ING Solution Income 2015	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	6%	4%
ING Solution Income 2015	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	92%	56%
ING Solution Income 2015	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Class T	18%	0.2%
ING Solution Income 2015	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Class T	82%	0.9%
ING Solution Income 2025	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	14%	4%
ING Solution Income 2025	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	86%	26%
ING Solution Income 2025	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	52%	3%
ING Solution Income 2025	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	48%	3%
ING Solution Income 2025	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	7%	4%
ING Solution Income 2025	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	92%	56%
ING Solution Income 2025	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Class T	32%	0.5%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution Income 2025	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Class T	68%	1%
ING Solution Income 2035	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	10%	3%
ING Solution Income 2035	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	90%	27%
ING Solution Income 2035	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	49%	3%
ING Solution Income 2035	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	51%	3%
ING Solution Income 2035	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Service Class	6%	4%
ING Solution Income 2035	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	92%	57%
ING Solution Income 2035	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Class T	26%	0.5%
ING Solution Income 2035	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Class T	74%	1%
ING Solution Income 2045	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Adviser Class	11%	3%
ING Solution Income 2045	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Adviser Class	89%	26%
ING Solution Income 2045	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Initial Class	62%	4%
ING Solution Income 2045	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Initial Class	38%	3%
ING Solution Income 2045	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Service Class	96%	60%
ING Solution Income 2045	ING National Trust, 151 Farmington Avenue TN41, Hartford, CT 06156	Class T	14%	0.2%
ING Solution Income 2045	ING Life Insurance & Annuity Company 151 Farmington Avenue, Hartford, CT 06156	Class T	86%	1%

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ADVISER

DSL serves as the adviser to the Solution Portfolios pursuant to an investment advisory agreement between DSL and the Company (“Investment Advisory Agreement”). DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380. DSL is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. DSL is registered with the SEC as an investment adviser.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Solution Portfolios. On November 9, 2006, the Board of Directors approved the consolidation of the investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the Investment Advisory Agreement between the Company and ILIAC.

Under the Investment Advisory Agreement and subject to the authority of the Board of Directors, DSL has the overall responsibility for furnishing continuous investment supervision to the Solution Portfolios and is responsible for the management of the Portfolios. DSL is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio’s assets and the purchase and sale of portfolio securities for each Portfolio. The Investment Advisory Agreement provides that DSL is not subject to liability to the Company for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Investment Advisory Agreement provides that DSL shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Solution Portfolios, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of DSL or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days written notice by: (i) the Directors; (ii) a majority vote of the outstanding voting securities of that Portfolio; or (iii) DSL. The Agreement terminates automatically in the event of assignment.

Approval of Investment Advisory Agreement

In considering the Investment Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board’s approval of the investment advisory agreement for each Portfolio, please refer to the annual shareholder report dated December 31, 2006.

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Advisory Fees

As compensation for its services under the Investment Advisory Agreement, each Portfolio pays DSL, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

ING Solution Income Portfolio	0.10%
ING Solution 2015 Portfolio	0.10%
ING Solution 2025 Portfolio	0.10%
ING Solution 2035 Portfolio	0.10%
ING Solution 2045 Portfolio	0.10%

Out of its advisory fee, DSL pays ING Investment Management Co. (“Consultant”) a consulting fee equal to the percentages set out in the following percentages based on each Portfolio’s average daily net assets:

0.03% of the first $500 million;
0.025% of the next $500 million;
0.02% of the next $1 billion; and
0.01% over $2 billion.

Total Advisory Fees Paid

The following chart sets forth the total amounts the Solution Portfolios paid to ILIAC, predecessor to DSL, for the fiscal years ended December 31, 2006 and December 31, 2005. Because the Solution Portfolios had not commenced operations as of the fiscal year ended December 31, 2004, no fees were paid to ILIAC under the Investment Advisory Agreement for the fiscal year ended December 31, 2004.

Portfolio	2006	2005	2004
ING Solution Income Portfolio	$24,303	$226	N/A
ING Solution 2015 Portfolio	$88,377	$1,250	N/A
ING Solution 2025 Portfolio	$135,643	$3,622	N/A
ING Solution 2035 Portfolio	$98,470	$1,089	N/A
ING Solution 2045 Portfolio	$48,778	$283	N/A

INVESTMENT COMMITTEE

An Investment Committee of DSL reviews the allocation of each Portfolio’s assets. The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for Portfolio purchases or sales or asset allocation recommendations.

The Investment Committee consists of the following persons:  William A. Evans, Michael J. Roland and Stan Vyner. Mr. Evans and Mr. Vyner have been on the Investment Committee since the Portfolio’s inception. Michael J. Roland has been on the Investment Committee since April 2007.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

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Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Stanley D. Vyner is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING’s assets under management. Mr. Vyner is a non-voting member of the Committee.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Investment Committee Member	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
William A. Evans	3	$7,466,450,524	0	0	0	0
Michael J. Roland	N/A	N/A	N/A	N/A	N/A	N/A
Stanley D. Vyner	3	$7,466,450,524	0	0	0	0

*  None of these accounts have an advisory fee based on the performance of the account.

Potential Conflict of Interest

Potential conflicts of interest may arise in the Investment Committee Members’ management of the Portfolios. The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not. Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits DSL’s or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests. In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

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Compensation Structure of Investment Committee Member

An Investment Committee Member’s compensation consists of: (a) fixed base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual’s performance rating, the performance of the ING entity that employs the Member, and the performance of ING Groep N.V. and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep N.V. The Investment Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds. Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolios and the performance of the Portfolios may be a factor in a Member’s job performance rating.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Investment Committee Members earning $125,000 or more in base salary compensation may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING’s Pension and Retirement Plans, which are available generally to all salaried employees.

Investment Committee Member Ownership of Securities

The following table shows the dollar range of shares of each Portfolio owned by each investment committee member as of December 31, 2006, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Investment Committee Member	Portfolio Shares Owned

William A. Evans	None
Michael J. Roland	N/A
Stan Vyner	None

ADMINISTRATOR

The Administrative Services Agreement - Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC (“IFS”), IFS has agreed to provide all administrative services in support of the Solution Portfolios and is responsible for the supervision of the Company’s other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days’ written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

The following chart sets forth the total amounts the Solution Portfolios paid to IFS for the fiscal years ended December 31, 2006 and December 31, 2005. Because the Solution Portfolios had not commenced operations as of the fiscal year ended December 31, 2004, no fees were paid to IFS under the Administrative Services Agreement for the fiscal year ended December 31, 2004.

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Portfolio	2006	2005	2004
ING Solution Income Portfolio	$4,860	$46	N/A
ING Solution 2015 Portfolio	$17,674	$250	N/A
ING Solution 2025 Portfolio	$27,127	$724	N/A
ING Solution 2035 Portfolio	$19,692	$218	N/A
ING Solution 2045 Portfolio	$9,755	$56	N/A

CUSTODIAN

The Bank of New York (“BONY”), One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Company. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, 64141 serves as transfer agent to the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Solution Portfolio. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

LEGAL COUNSEL

 Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Solution Portfolios in connection with the offering of their shares.

PRINCIPAL UNDERWRITER

The Company has entered into a Distribution agreement (“Distribution Agreement”) pursuant to which ING Funds Distributor (“Distributor”), 7337 East Doubletree Ranch Road Scottsdale, Arizona  85258, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Solution Portfolios. The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Distribution Agreement. The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Solution Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

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BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Subject to the direction of the Boards, the Adviser has responsibility for making the Portfolios’ investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of the Adviser to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm’s capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, the Adviser may place a Portfolio’s transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser, will lead to the best overall quality of execution for the Portfolio. The Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser. The Adviser may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio’s securities and advice as to the valuation of securities. The Adviser may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. The Adviser’s policy in selecting a broker to effect a particular transaction is to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the Adviser believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to the Adviser.

Consistent with securities laws and regulations, the Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. The Adviser’s judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser’s opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of the Adviser. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board pursuant to Rule 17e-1. Certain officers of the Adviser also manage their own securities portfolios and those of their affiliates. Further, the Adviser also acts as an investment adviser to other client accounts, and other investment companies registered under the 1940 Act and other client accounts.

(1)  For purposes of this section, the discussion relating to investment decisions made by the Adviser with respect to a Portfolio also includes investment decisions made by a sub-adviser with respect to an Underlying Fund. For convenience, only the terms Adviser and Portfolio are used.

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To the extent the Adviser desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised the Adviser.

The Board has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of the Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting an affiliate of the Adviser affiliate in connection with such underwritings. In addition, for underwritings where an affiliate of the Adviser participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

For the fiscal year ended December 31, 2006, no commissions with respect to portfolio transactions were paid to brokers because of research services.

For the fiscal year ended December 31, 2006, the Solution Portfolios paid no brokerage commissions.

For the fiscal year ended December 31, 2006, the Solution Portfolios paid no affiliated brokerage commissions.

DESCRIPTION OF SHARES

The Company is organized as a Maryland corporation. The Articles of Incorporation authorize the Company to issue thirteen billion six hundred million (13,600,000,000) shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into four classes: Adviser Class shares, Initial Class shares, Service Class shares, and Class T shares.

Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, Class T shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum. The Distributor has agreed to waive a portion of the distribution fee for Class T shares. The expense waiver will continue through at least May 1, 2008, but in any event,

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the Company will notify shareholders if it intends to pay the Distributor more than 0.45% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

Each Initial Share, Service Share, Adviser Share and Class T Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class or Class T are borne exclusively by the Adviser Class or Class T pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne by the Service Class, Adviser Class or Class T, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Adviser Class.

Class T shares of a Portfolio are intended for 401(k) plans through ING’s U.S. retirement markets business. Class T shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the respective Portfolio’s Class T shares.

The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Company also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to:  compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and

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advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Adviser Class and Class T shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio’s Adviser Class or Class T held by customers of such Service Organizations.

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal year ended December 31, 2006

	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1

ING Solution Income

Adviser Class	$9,490	$9,490
Service Class	$41,401	—
Class T	$7,684	$15,369

ING Solution 2015

Adviser Class	$38,833	$38,832
Service Class	$148,807	—
Class T	$21,248	$42,495

ING Solution 2025

Adviser Class	$54,204	$54,204
Service Class	$240,130	—
Class T	$29,501	$59,003

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ING Solution 2035

Adviser Class	$39,267	$39,267
Service Class	$169,137	—
Class T	$22,557	$45,114

ING Solution 2045

Adviser Class	$19,047	$19,047
Service Class	$83,060	—
Class T	$8,734	$17,469

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Solution Portfolios for the fiscal period ended December  31, 2006 were as follows:

Distribution Expenses	Adviser Class	Initial Class	Service Class	Class T
ING Solution Income Portfolio
Advertising	$1	$0	$1	$0
Printing	19	2	25	4
Salaries & Commissions	19,572	1,949	24,507	4,042
Broker Servicing	253	26	319	54
Miscellaneous	720	76	941	169
Total	$20,564	$2,051	$25,794	$4,271

ING Solution 2015 Portfolio
Advertising	$3	$1	$5	$1
Printing.	61	11	97	15
Salaries & Commissions	55,890	10,770	91,251	13,967
Broker Servicing	697	147	1,170	186
Miscellaneous	2,066	451	3,491	586
Total	$58,717	$11,379	$96,014	$14,756

ING Solution 2025 Portfolio
Advertising	$5	$1	$7	$1
Printing.	87	12	131	18
Salaries & Commissions	82,277	10,421	125,702	15,696
Broker Servicing	1,047	139	1,647	205
Miscellaneous	3,093	418	4,948	652
Total.	$86,508	$10,990	$132,435	$16,572

ING Solution 2035 Portfolio
Advertising	$3	$1	$6	$1
Printing	64	13	106	17
Salaries & Commissions	59,559	12,177	100,793	14,413
Broker Servicing	740	166	1,287	186
Miscellaneous	2,176	512	3,817	590
Total	$62,542	$12,869	$106,009	$15,205

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Distribution Expenses	Adviser Class	Initial Class	Service Class	Class T
ING Solution 2045 Portfolio
Advertising	$2	$1	$3	$0
Printing	35	10	59	8
Salaries & Commissions	34,651	9,045	58,066	6,811
Broker Servicing	449	125	749	90
Miscellaneous	1,310	395	2,183	280
Total	$36,446	$9,575	$61,061	$7,188

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Solution Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment

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income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd  + 1)(6) - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING Solution Income Portfolio
Adviser Class	7.21%	N/A	N/A	6.35%	04/29/05
Initial Class	7.66%	N/A	N/A	6.92%	04/29/05
Service Class	7.37%	N/A	N/A	6.62%	04/29/05
Class T	6.93%	N/A	N/A	5.61%	08/31/05
ING Solution 2015 Portfolio
Adviser Class	10.54%	N/A	N/A	10.53%	04/29/05
Initial Class	10.96%	N/A	N/A	11.15%	04/29/05
Service Class	10.78%	N/A	N/A	10.86%	04/29/05
Class T	10.26%	N/A	N/A	9.20%	08/31/05
ING Solution 2025 Portfolio
Adviser Class	12.37%	N/A	N/A	12.97%	04/29/05
Initial Class	12.94%	N/A	N/A	13.69%	04/29/05
Service Class	12.59%	N/A	N/A	13.29%	04/29/05
Class T	12.09%	N/A	N/A	11.14%	08/31/05
ING Solution 2035 Portfolio
Adviser Class	13.91%	N/A	N/A	14.75%	04/29/05
Initial Class	14.29%	N/A	N/A	15.35%	04/29/05
Service Class	14.13%	N/A	N/A	15.07%	04/29/05
Class T	13.56%	N/A	N/A	12.75%	08/31/05
ING Solution 2045 Portfolio
Adviser Class	14.82%	N/A	N/A	16.59%	04/29/05
Initial Class	15.38%	N/A	N/A	17.23%	04/29/05
Service Class	15.06%	N/A	N/A	16.85%	04/29/05
Class T	14.57%	N/A	N/A	13.99%	08/31/05

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COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

When ING Solution 2015, ING Solution 2025, ING Solution 2035 and ING Solution 2045 each reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company’s Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interest of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio’s shares could be indirectly affected. As a general matter, the Solution Portfolios invest in the Underlying Funds which in turn invest directly in securities. The Solution Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios’ NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Solution Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. See “Shareholder Information - Net Asset Value” in the Prospectuses. The long-term debt obligations held in an Underlying Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market

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value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Solution Portfolios are not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by

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the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company— Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company (“RIC”), a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ( “Income Requirement”).

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with

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regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts— Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of a Portfolio (a “Closed Fund”).

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified” and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the

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contract owner’s gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract’s proportionate share of the assets of the separate account. You should review your variable contract’s prospectus and statement of additional information and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on RICs— A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year, 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)) and all ordinary income and capital gains earned in previous years that were not distributed during such years. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a RIC shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations— The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

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FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm will be sent to shareholders each year. Annual and semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or calling the Company at (800) 992-0180.

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APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATING GROUP

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-1

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-2

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

A-3

APPENDIX B

B-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003
Revision Date:  March 2, 2007

I.                                       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.  Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager — Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.           INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                             GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees.  If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis.  However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                   WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)                   WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                   Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                   Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                   When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                   The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                   Only if the director’s legal expenses would be covered.

2.          Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.          Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors.  If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.          Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.          Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.             Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•                  Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.                              State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                       Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.                       Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                       Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                    bundled slates of nominees (e.g., Hong Kong or France);

•                    simultaneous reappointment of retiring directors (e.g., South Africa);

•                    in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                    nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.  Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•                  are administered by potential grant recipients;

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•                  vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          equity award valuation triggering a negative recommendation from the Agent; or

(4)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided.  Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•                  Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	(1)

Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(2)

Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(3)

Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(4)

Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(5)

Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(6)

Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(7)

Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(8)

Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(9)

Articles Supplementary to Articles of Incorporation effective August 20, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(10)

Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(11)

Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(12)

Articles Supplementary to Articles of Incorporation effective June 10, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(13)

Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)

Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(15)

Articles Supplementary dated August 8, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(16)

Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(17)

Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(18)

Articles of Amendment, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(19)	Article of Amendment effective August 7, 2006 regarding ING MFS Capital

		Opportunities Portfolio name change – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

	(20)	Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio – filed herein.

(b)	By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c)

Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(d)	(1)

Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

		(i)

Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

		(ii)

Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

		(iii)

Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

		(iv)

Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(v)

Amended Schedule A dated April 28, 2006 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(vi)

Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 – Filed as an Exhibit to Post- Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(2)

Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. (“ING IM”) (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)

Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(ii)	Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed herein.

	(iii)	Substitution Agreement dated January 1, 2007 between DSL and ING Investment Management Co. – Filed herein.

(3)

Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)

Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(ii)	Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) – Filed herein.

	(iii)	Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC – Filed herein.

(4)

Investment Sub-Advisory Agreement dated November 19, 2001 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 3, 2003 to Investment Sub-Advisory Agreement between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

	(ii)	Novation of Sub-Advisory Agreement dated July 21, 2005 – Filed herein.

	(iii)	Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors – Filed herein.

	(iv)	Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC. – Filed herein.

(5)

Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc - Filed herein.

	(i)	Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC (ClearBridge Advisors, LLC) – filed herein.

(ii)

Amendment dated April 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(iii)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC – filed herein.

	(iv)	Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC. – filed herein.

(6)

Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)

Letter Agreement dated December 5, 2001 for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)

Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N- 1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)

Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

	(v)	Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – filed herein.

	(vi)	Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services, LLC – filed herein.

(7)

Investment Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and American Century Investment Management, Inc – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 30, 2003 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)

Amended Appendix A dated April 28, 2006, between ING Life Insurance and Annuity Company and American Century Investment Management, Inc., regarding the ING American Century Small-Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

	(iv)	Third Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. – filed herein.

	(v)	Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC – filed herein.

(8)

Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004

and incorporated herein by reference.

(ii)

Amendment No. 2 dated May 12, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)

Amendment No. 3 dated December 7, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

	(iv)	Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – filed herein.

	(v)	Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC – filed herein.

(9)

Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)

Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- filed herein.

	(iv)	Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC – filed herein.

(10)

Investment Sub-Advisory Agreement dated March 12, 2003 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

	(ii)	Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC – filed herein.

	(iii)	Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC – filed herein.

(11)

Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)

Amendment to the Investment Sub-Advisory Agreement dated June 23, 2003 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Amendment dated November 8, 2004 the to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and

incorporated herein by reference.

(iii)

Amendment to the Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003 – filed herein.

(iv)

Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(v)

Form of Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – filed herein.

	(vi)	Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC – filed herein.

(vii)

Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(viii)

Form of Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – filed herein.

(12)

Investment Sub-Advisory Agreement dated December 16, 2002 between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(i)

Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)

Amendment May 1, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(iii)

Amendment dated August 13, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)

Amendment dated June 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JPMorgan Fleming Asset Management, LTD regarding amendments to the Fee chedule– Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(v)

Amended Appendix A dated October 1, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited, regarding sub-advisory fees – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

	(vi)	Fifth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited – filed herein.

	(vii)	Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC – filed herein.

(13)

Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

	(i)	First Amendment dated December 15, 2006 to the Investment

Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. – filed herein.

	(ii)	Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC – filed herein.

(14)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(i)	Form of First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC. – filed herein.

	(ii)	Form of Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC.. and Directed Services, LLC – filed herein.

(15)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management, Inc. – filed herein.

	(ii)	Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC – filed herein.

(16)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. – filed herein.

	(ii)	Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC – filed herein.

(17)

Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)

Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(ii)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC – filed herein.

	(iii)	Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC – filed herein.

(18)

Sub-Advisory Agreement dated April 28, 2006 between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

	(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – filed herein.

	(ii)	Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC – filed herein.

(19)

Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

	(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – filed herein.

	(ii)	Substitution Agreement dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC – filed herein

(20)

Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

		(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management – filed herein.

		(ii)	Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC – filed herein.

	(21)	Form of Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services, LLC. and ING Partners, Inc. – filed herein

		(i)	Amended Schedule A dated January 1, 2007 to Expense Limitation Agreement between Directed Services and ING Partners, Inc. – filed herein.

(22)

Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – filed herein

	(23)	Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - filed herein

(24)

Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - filed herein

(e)	(1)	Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC – filed herein.

		(i)	Schedule A dated January 1, 2007 to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC – filed herein.

(f)	N/A

(g)	(1)	Custodian Agreement dated March 13, 2003 between ING Partners, Inc. and The Bank of New York - Filed as an Exhibit to

Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(i)

Amended Exhibit A, effective April 28, 2006, to Custodian Agreement between ING Partners, Inc. and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N- 1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)

Amended Exhibit A, effective October 24, 2006, to Custodian Agreement between ING Partners, Inc. and The Bank of New York regarding the addition of ING Risk Managed Natural Resources Fund – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(h)	(1)

Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)

Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)

Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii) Amended Schedules A and B dated January 1, 2007 to the Administrative Services Agreement – filed herein.

	(2)	License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

	(3)	Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.

- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)

Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)

Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)

Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(4)

Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Exhibit A, April 28, 2006, to the Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(5)	Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(6)

Form of Participation Agreement, effective January 1, 2007, among ING LifeInsurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.– Filed herein.

(7)	Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance

Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the Adviser Class Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 – Filed Herein.

	(8)

Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(9)

Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(10)

Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(11)

Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(12)

Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)	(1)

Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Growth Portfolio, ING Fidelity VIP Equity Income Portfolio and ING Fidelity VIP Mid Cap Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

	(2)	Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Oppenheimer

Strategic Income Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(3)

Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Income Portfolio, ING Income 2015 Portfolio, ING Income 2025 Portfolio, ING Income 2035 Portfolio, and ING Income 2045 Portfolio (Adviser, Service and Initial Class)- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(4)

Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio (Class T) - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(5)

Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, and ING Templeton Foreign Equity Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(6)

Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(j)	(1)	Consent of Dechert LLP – Filed herein.

	(2)	Consent of KPMG LLP – Filed herein.

(k)		N/A

(l)		Agreement re: Initial Contribution to Working Capital – Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(m)	(1)

Plan of Distribution pursuant to Rule 12b-1 renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(2)

Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

	(3)

Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(n)	(1)

Form of Second Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

	(2)

Amended Schedule A to the Second Amended and Restated Plan Pursuant to Rule 18f-3 – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(o)		N/A

(p)	(1)

Codes of Ethics for DSI International Management, Inc., OpCap Advisors, Salomon Brothers Asset Management, Inc. and T. Rowe Price Associates, Inc – Filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Form N-1A Registration Statement on August 31, 2001 and incorporated herein by reference.

	(2)

Codes of Ethics for Massachusetts Financial Services Company, American Century Investment Management, Inc., BAMCO, Inc. and Morgan Stanley Investment Management Inc. d/b/a Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

	(3)	Codes of Ethics for UBS Global Asset Management (US) Inc.,

J.P. Morgan Asset Management (U.K.) Limited and ING - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(4)

Sarbanes-Oxley Act Code of Ethics for Senior Officers – Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(5)

Code of Ethics for PIMCO and UBS Global Asset Management (Americas) Inc. – Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(6)

Code of Ethics for ING Partners, Inc., ILIAC LLC and American Century – Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(7)	Code of Ethics for FMR – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(8)

Code of Ethics for OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(9)

Code of Ethics for ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(10)	Code of Ethics for Lord, Abbett & Co. LLC, Lord Abbett Distributor LLC and Lord Abbett Family of Funds – Filed herein.

(11)

Amended and Restated Code of Ethics for Neuberger Berman Management Inc. and Neuberger Berman, LLC – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(12)

Code of Ethics for Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(13)

Code of Ethics for Franklin Templeton Investments – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(14)

Code of Ethics, effective January 1, 2006, for Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(15)	Code of Ethics for Thornburg Investment Management – to be filed by subsequent post effective amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ING Partners, Inc. is a Maryland corporation for which separate financial statements are filed. As of April 5, 2007 ING Life Insurance and Annuity Company, ING Portfolio Partners, ING Insurance Company of America, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York, Reliastar Life Insurance Co Variable Life, Security Life of Denver Insurance Company, ING USA Annuity and Life Insurance Company, and ING National Trust, owned all of the Fund’s outstanding voting securities, through direct ownership, through a separate account or as custodian for qualified retirement plans. Each of these companies is an indirect wholly-owned subsidiary of ING Groep, N.V.

A list of all persons directly or indirectly under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-90516) of ING USA Annuity and Life Insurance Company, as filed on April 9, 2004.

ITEM 25. INDEMNIFICATION

Article Ninth, Section (d) of the Registrant’s Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Section XI.B of the Administrative Services Agreement, filed herein as exhibit (h1), provides for indemnification of the Administrator.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of ING Partners, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

INVESTMENT ADVISER	FILE NO.
ING Life Insurance and Annuity Company	801-12643
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
OpCap Advisors, LLC	801-27180
Goldman Sachs Asset Management, L.P.	801-16048
Salomon Brothers Asset Management Inc.	801-32046
American Century Investment Management, Inc.	801-8174
BAMCO, Inc.	801-29080
J.P. Morgan Investment Management Inc.	801-21011
Pacific Investment Management Company, LLC	801-48187
Van Kampen	801-15757
J.P. Morgan Fleming Asset Management (London) Ltd.	801-46669
UBS Global Asset Management (Americas) Inc.	801-34910
UBS Global Asset Management (US) Inc.	801-13219
Fidelity Management & Research Company	801-7884
OppenheimerFunds, Inc.	801-8253
ING Investment Management Co.	801-9046
Lord, Abbett.& Co. LLC	801-6997
Neuberger Berman Management Inc.	801-8258
Pioneer Investment Management, Inc.	801-8225

Templeton Investment Counsel, LLC	801-15125
Columbia Management Advisors, LLC	801-50372
Thornburg Investment Management	801-17853

ITEM 27. PRINCIPAL UNDERWRITER

(a)  ING Financial Advisers, LLC (“ING Financial”), acts as the principal underwriter for the Registrant. Additionally, ING Financial is the principal underwriter for Variable Annuity Account B of ING Life Insurance and Annuity Company (ING), Variable Annuity Account C of ING, Variable Annuity Account G of ING, Variable Life Account B of ING and Variable Life Account C of ING (separate accounts of ING registered as unit investment trusts under the 1940 Act). ING Financial is also the principal underwriter for Variable Annuity Account I of ING Insurance Company of America (IICA) (a separate account of IICA registered as a unit investment trust under the 1940 Act).

(b)  Information as to the directors and officers of the Principal Underwriter together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Principal Underwriter in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 34815) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, ING Insurance and Annuity Company, maintain physical possession of each account, book or other documents at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at its principal place of business located at 151 Farmington Avenue Hartford, Connecticut 06156.

Shareholder records of direct shareholders are maintained by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Life Insurance and Annuity Company (c) ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), (d) the Transfer Agent and Custodian, and (e)-(u) the Sub-Advisers and (v) the Custodian. The address of each is as follows:

(a)	ING Partners, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

(b)	ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156

(c)	ING Financial Advisers, LLC
151 Farmington Avenue
Hartford, Connecticut 06156

(d)	DST Systems, Inc.
330 W. 9th Street
Kansas City, Missouri

(e)	ING Investment Management Co. (ING IM)
(formerly ING Aeltus Investment Management, Inc.)
230 Park Avenue
New York, New York 10169

(f)	Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

(g)	American Century Investment Management
4500 Main Street
Kansas City, Missouri 64111

(h)	BAMCO, Inc. (BAMCO)
767 Fifth Avenue
New York, New York 10153

(i)	Goldman Sachs Asset Management, L.P. (GSAM)
32 Old Slip
New York, New York 1005

(j)	J.P. Morgan Fleming Asset Management (London) Ltd.,
(JPMorgan Fleming for ING JPMorgan Fleming International Portfolio)
20 Finsbury Street
London, EC2Y 9AQ, United Kingdom

(k)	J.P. Morgan Investment Management Inc. (JPMIM)
(for ING JPMorgan Mid Cap Value Portfolio)
522 Fifth Avenue
New York, New York 10036

(l)	Massachusetts Financial Services Company (MFS)
500 Boylston Street
Boston, Massachusetts 02116

(m)	OpCap Advisors, LLC (OpCap)
1345 Avenue of the Americas
New York, New York 10105-4800

(n)	Pacific Investment Management LLC (PIMCO)
840 Newport Center Drive
Newport Beach, California

(o)	Salomon Brothers Asset Management Inc. (SaBAM)
399 Park Avenue
New York, New York 10022

(p)	T. Rowe Price Associates, Inc. (T. Rowe)
100 East Pratt Street
Baltimore, Maryland 21202

(q)	UBS Global Asset Management (US) Inc. (UBS Global AM US)
(for ING UBS U.S. Allocation Portfolio)
51 W. 52nd Street
New York, New York 10019-6114

(r)	UBS Global Asset Management (Americas) Inc. (UBS Global AM)
(for ING UBS U.S. Large Cap Equity Portfolio)
One North Wacker Drive Chicago, Illinois 60606

(s)	Morgan Stanley Investment Management, inc. (MSIM, Inc.)
1221 Avenue of the Americas
New York, New York 10020

(t)	Fidelity Management & Research (FMR)
82 Devonshire Street
Boston, Massachusetts 02109

(u)	OppenheimerFunds, Inc. (Oppenheimer)
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

(v)	Bank of New York Company, Inc.
One Wall Street
New York, New York 10286

(w)	Lord Abbett & Co. LLC
90 Hudson Street
Jersey City, New Jersey 07302

(x)	Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158

(y)	Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109

(z)	Templeton Investment Counsel, LLC
500 East Broward Blvd.
Fort Lauderdale, Florida 33394

(AA)	Columbia Management Advisors, LLC (“CMA”)
100 Federal Street
Boston, MA 02110

(BB)	Thornburg Investment Management
119 East Marcy Street, Suite 202
Santa Fe, NM 87501

ITEM 29. MANAGEMENT SERVICES

N/A

ITEM 30. UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Scottsdale and the State of Arizona on the 27th day of April, 2007.

ING PARTNERS, INC.
By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	Director	April 27, 2007
John G. Turner*

	President and Chief	April 27,007
Shaun P. Mathews*	Executive Officer

	Senior Vice President	April 27, 2007
Todd Modic*	Chief/Principal Financial
Officer

	Director	April 27, 2007
John V. Boyer*

	Director	April 27, 2007
Patricia W. Chadwick*

	Director	April 27, 2007
J. Michael Earley*

	Director	April 27, 2007
R. Barbara Gitenstein*

	Director	April 27, 2007
Patrick W. Kenny*

	Director and Chairman	April 27, 2007
Jock Patton*

	Director	April 27, 2007
Sheryl K. Pressler*

	Director	April 27, 2007
David W.C. Putnam*

	Director	April 27, 2007
Roger B. Vincent*

*By:	/s/Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

** Powers of Attorney for Shaun P. Mathews, Todd Modic and each Director – filed herein.

POWER OF ATTORNEY

I, the undersigned Officer and Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and
Trustee:
ING Global Advantage and Premium Opportunity Fund
ING Global Equity Dividend and Premium Opportunity Fund
ING Prime Rate Trust
ING Risk Managed Natural Resources Fund

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Todd Modic

Todd Modic
Senior Vice President, Chief/Principal Financial
Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 13, 2007.

/s/ John V. Boyer

John V. Boyer
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 14, 2007.

/s/ Patricia W. Chadwick

Patricia W. Chadwick
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ J. Michael Earley

J. Michael Earley
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ R. Barbara Gitenstein

R. Barbara Gitenstein
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Patrick W. Kenny

Patrick W. Kenny
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239 (5mil)	811-5410
	333-61831 (25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Jock Patton

Jock Patton
Chairman and Director/Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239(5mil)	811-5410
	333-61831(25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Sheryl K. Pressler

Sheryl K. Pressler
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239(5mil)	811-5410
	333-61831(25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ David W.C. Putnam

David W. C. Putnam
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239(5mil)	811-5410
	333-61831(25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ John G. Turner

John G. Turner
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee/Director, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Investors Trust	33-23512	811-5629
ING Partners, Inc.	333-32575	811-08319
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Investment Funds, Inc.	002-34552	811-1939
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Risk Managed Natural Resources Fund	333-136495	811-21938
	333-138186	811-21938
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220
ING VP Natural Resources Trust	33-26116	811-5710
ING Prime Rate Trust	333-68239(5mil)	811-5410
	333-61831(25mil)	811-5410
ING Senior Income Fund	333-135548	811-10223

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 15, 2007.

/s/ Roger B. Vincent

Roger B. Vincent
Director and Trustee

EXHIBIT INDEX

ING Partners, Inc.

Exhibit Number	Exhibit Description
(a)(20)	Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio

(d)(2)(ii)	Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co.

(d)(2)(iii)	Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co.

(d)(3)(ii)	Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between DSL and UBS Global Asset Management, Inc. (US)

(d)(3)(iii)	Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC

(d)(4)(ii)	Novation of Sub-Advisory Agreement dated July 21, 2005

(d)(4)(iii)	Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors

(d)(4)(iv)	Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC

(d)(5)	Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc.

(d)(5)(i)	Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC (ClearBridge Advisors, LLC)

(d)(5)(iii)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC

(d)(5)(iv)	Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC.

(d)(6)(v)	Fourth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc.

(d)(6)(vi)	Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services, LLC

(d)(7)(iv)	Third Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc.

(d)(7)(v)	Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.

(d)(8)(iv)	Fourth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc.

(d)(8)(v)	Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC

(d)(9)(iii)

Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.

(d)(9)(iv)	Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC

(d)(10)(ii)	Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC

(d)(10)(iii)	Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC

(d)(11)(iii)

Amendment to the Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003

(d)(11)(v)	Form of Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen

(d)(11)(vi)	Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC

(d)(11)(viii)	Form of Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen

(d)(12)(vi)	Fifth Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited

(d)(12)(vii)	Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC

(d)(13)(i)	First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc.

(d)(13)(ii)	Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC

(d)(14)(i)	Form of First Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC

(d)(14)(ii)	Form of Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC and Directed Services, LLC

(d)(15)(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management, Inc.

(d)(15)(ii)	Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC

(d)(16)(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc.
(d)(16)(ii)	Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC

(d)(17)(ii)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC

(d)(17)(iii)	Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC

(d)(18)(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC

(d)(18)(ii)	Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC

(d)(19)(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P.

(d)(19)(ii)	Substitution Agreement dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC

(d)(20)(i)	First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management

(d)(20)(ii)	Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC

(d)(21)	Form of Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc.

(d)(21)(i)	Amended Schedule A dated January 1, 2007 to Expense Limitation Agreement between Directed Services and ING Partners, Inc.

(d)(22)

Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc.

(d)(23)	Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC

(d)(24)

Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC

(e)(1)	Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC

(e)(1)(i)	Schedule A dated January 1, 2007 to the Distribution Agreement between ING Partners, Inc. and ING Funds Distributor, LLC

(h)(1)(iii)	Amended Schedules A and B dated January 1, 2007 to the Administrative Services Agreement

(h)(6)

Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.

(h)(7)

Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the Adviser Class Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007

(j)(1)	Consent of Dechert, LLP

(j)(2)	Consent of KPMG, LLP

(p)(10)	Code of Ethics for Lord, Abbett & Co. LLC, Lord Abbett Distributor LLC and Lord Abbett Family of Funds